UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5962

Name of Registrant:	Vanguard Variable Insurance Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2004 - December 31, 2004

Item 1:	Reports to Shareholders

Vanguard® Variable Insurance Fund

December 31, 2004

CONTENTS
Market Perspective	1
Money Market Portfolio	2
Short-Term Investment-Grade Portfolio	8
Total Bond Market Index Portfolio	12
High Yield Bond Portfolio	18
Balanced Portfolio	26
Equity Income Portfolio	48
Diversified Value Portfolio	55
Total Stock Market Index Portfolio	65
Equity Index Portfolio	75
Mid-Cap Index Portfolio	77
Growth Portfolio	80
Capital Growth Portfolio	85
Small Company Growth Portfolio	90
International Portfolio	95
REIT Index Portfolio	108

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your portfolio are spelled out in the prospectus.

MARKET PERSPECTIVE

Dear Shareholder,

During 2004, the broad U.S. stock market registered a 12.6% return, a respectable encore to its powerful 2003 rally. International stocks performed even better, as local-market returns were enhanced for U.S. investors by the greenback’s decline relative to most other major currencies. The modest returns of fixed income benchmarks reflected the generally low level of interest rates.

This report begins with a look at the market environment during the past year. In the pages that follow, you’ll find a review of the performance of your portfolio. Each of the portfolios in the Vanguard Variable Insurance Fund can be used as a component of an investment program that is diversified within asset classes and balanced across asset classes. You can decide on the exact proportions of stock, bond, and money market holdings in such a program according to your unique circumstances. Our experience has taught us that such an approach is the most reliable means of meeting long-term financial goals. We thank you for entrusting your assets to Vanguard.

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

THE VANGUARD GROUP

JANUARY 11, 2005

STOCK MARKET ENJOYED SOLID GAINS

U.S.stocks rallied following the November presidential election to post a second consecutive year of solid returns. Overall, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, ended the year with a return of 12.6%. Energy-related stocks posted the strongest advances, as high oil prices and strong demand produced exceptional earnings growth. In general, small-capitalization stocks outpaced large-caps, and value stocks—those with prices considered low relative to company earnings, book value, and other measures—outpaced their growth counterparts. International stocks, particularly those from emerging markets, posted outstanding returns, the result of strong home-market returns and the weakening of the U.S. dollar versus most other major currencies.

Market Barometer		Average Annual Total Returns Periods Ended December 31, 2004
		One Year	Three Years	Five Years
Stocks	Russell 1000 Index (Large-caps)	11.4%	4.3%	-1.8%
	Russell 2000 Index (Small-caps)	18.3	11.5	6.6
	Dow Jones Wilshire 5000 Index	12.6	5.5	-1.4
	(Entire market)
	MSCI All Country World Index ex USA	21.4	13.6	0.0
	(International)

Bonds	Lehman Aggregate Bond Index	4.3%	6.2%	7.7%
	(Broad taxable market)
	Lehman Municipal Bond Index	4.5	6.4	7.2
	Citigroup 3-Month Treasury Bill Index	1.2	1.3	2.8

CPI	Consumer Price Index	3.3%	2.5%	2.5%

FOR BONDS, SOME SURPRISING RESULTS

At the beginning of 2004, bond investors expected the year to bring higher interest rates across the maturity spectrum. Their expectations were based on increasingly strong economic reports, rising corporate profits, and a belief that the Federal Reserve Board would raise the target for short-term interest rates to keep inflation at bay. The actual result, however, was quite different at the short and long ends of the maturity range.

The yields of longer-maturity bonds finished the year slightly below their starting points. Disappointments in the labor market, record prices for crude oil, and continuing geopolitical turmoil kept bond market volatility high. At year-end, the 10-year U.S. Treasury note yielded 4.22%, 3 basis points (0.03 percentage point) below its 4.25% yield at the start of the period. Overall, taxable investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 4.3%. Corporate bonds, particularly those from below-investment-grade issuers, generally did better than government securities. The Lehman High Yield Index returned 11.1%.

Yields of shorter-maturity securities, which are more closely tied to the Fed’s interest rate moves, rose sharply. As expected, the Fed acted to avert a surge in inflation. Beginning in June, the Fed raised its target for the federal funds rate from 1.00%, a historical low, to 2.25% through five separate quarter-point increases. The yield of the 3-month Treasury bill, a proxy for money market yields, more than doubled during the 12 months, from 0.92% to 2.21%.

VANGUARD® MONEY MARKET PORTFOLIO

During 2004, the Money Market Portfolio returned 1.3%, as short-term interest rates rose from their historic lows at the start of the year. Your portfolio outpaced both its benchmark index—the Citigroup 3-Month Treasury Bill Index—and the average competing money market mutual fund. The table below presents the annualized returns for the portfolio and its comparative standards, both for calendar year 2004 and for the past decade.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Total Returns
		Ten Years Ended December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final of a $10,000 Initial Investment
Money Market Portfolio	1.3%	4.2%	$15,114
(SEC 7-Day Annualized Yield: 2.10%)
Citigroup 3-Month Treasury Bill Index	1.2	4.0	14,791
Average Money Market Fund*	0.6	3.5	14,159

*Derived from data provided by Lipper Inc.

RATE HIKES DROVE PERFORMANCE

During the past year, the Money Market Portfolio met its objective of providing income while maintaining liquidity and a stable share price of $1. The year's big development was the Federal Reserve Board's decision to begin raising its target for the federal funds rate. During 2004, the Fed gradually raised its target to 2.25%, up from the remarkable 1.00% that had been in place since mid-2003.

The Fed's increases reverberated through the fixed income markets, especially among short-term securities. At the end of 2003, the Money Market Portfolio yielded 0.91%. On December 31, 2004, it yielded 2.10%. Vanguard Fixed Income Group, the portfolio's advisor, quickly adapted to the Fed's change of direction, shortening the average maturity of the portfolio's holdings and thus expediting the portfolio's investment in newly issued, higher-yielding securities. Your portfolio stuck to its mandate and emphasized U.S. government securities and the highest-quality corporate issues.

The Money Market Portfolio's 2004 return, though modest by historical standards, was more than double the average return of money market funds, a tribute both to the skills of Vanguard Fixed Income Group and to the portfolio's low costs. (Please see the "About Your Portfolio's Expenses" page for more information comparing the costs of the Money Market Portfolio and those of its peer group.) High costs impede good performance in any asset class. In the extremely efficient and relatively low-yielding money markets, high costs all but extinguish the possibility of peer-beating results.

Your portfolio's peer-besting performance during 2004 was consistent with its longer-term achievement as well. During the past ten years, the Money Market Portfolio has returned an annualized 4.2%, transforming an initial hypothetical investment of $10,000 into $15,114. The same investment compounded at the peer group's average return would be worth just $14,159. Again, the portfolio's results reflect its powerful combination of talented investment managers and low portfolio costs.

During the past 10 years, as well as the past 12 months, the Money Market Portfolio has distinguished itself as a highly competitive choice for investors who demand security of principal, liquidity, and the low costs that allow them to reap their maximum share of the returns available from short-term, high-quality securities.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

1

PORTFOLIO PROFILE
MONEY MARKET PORTFOLIO
As of December 31, 2004

Financial Attributes

Yield	2.1%
Average Weighted Maturity	37days
Average Quality*	Aa1
Expense Ratio	0.15%

Sector Diversification** (% of portfolio)

Finance
Certificates of Deposit	36%
Commercial Paper	35
Treasury/Agency	29

Total	100%

Distribution by Credit Quality* (% of portfolio)

Aaa	40%
Aa	58
A	2

Total	100%

  *Source: Moody's Investors Service.
**The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Yield. A snapshot of a money market fund's interest income. The yield, expressed as a percentage of net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

2

PERFORMANCE SUMMARY
MONEY MARKET PORTFOLIO
As of December 31, 2004

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the portfolio. The portfolio's SEC 7-day annualized yield as of December 31, 2004, was 2.10%. This annualized yield reflects the current earnings of the portfolio more closely than do the average annual returns.

Cumulative Performance December 31,1994–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Money Market Portfolio	1.26%	2.94%	4.22%	$15,114
Citigroup 3-Month Treasury Bill Index	1.24	2.79	3.99	14,791
Average Money Market Fund*	0.60	2.22	3.54	14,159

Fiscal-Year Total Returns (%) December 31, 1994–December 31, 2004

*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend information.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

3

ABOUT YOUR PORTFOLIO'S EXPENSES
MONEY MARKET PORTFOLIO
As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case--because the return used is not the portfolio's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2004
Money Market Portfolio	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*
Based on Actual
Fund Return	$1,000.00	$1,008.02	$0.71

Based on Hypothetical
5% Yearly Return	1,000.00	$1,024.43	$0.71

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.14%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Expense Ratios:
Your portfolio compared with its peer group
	Portfolio	Average Money Market Fund
Money Market Portfolio	0.15%	0.87%*

*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

4

FINANCIAL STATEMENTS	As of December 31, 2004
STATEMENT OF NET ASSETS

Money Market Portfolio	Yield*	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (21.5%)

Federal Home Loan Bank**	1.949%-1.959%	1/5/2005	$ 24,200	$ 24,195
Federal Home Loan Bank**	1.967%1/14/2005		11,000	10,992
Federal Home Loan Bank**	2.392%3/2/2005		1,675	1,668
Federal Home Loan Bank**	2.392%-2.421%	3/4/2005	11,902	11,853
Federal Home Loan Bank**	2.423%-2.429%	3/23/2005	18,000	17,902
Federal Home Loan Mortgage Corp.**	2.00%	1/25/2005	15,000	14,980
Federal Home Loan Mortgage Corp.**	2.207%-2.242%	2/15/2005	18,081	18,031
Federal Home Loan Mortgage Corp.**	2.242%2/18/2005		4,000	3,988
Federal Home Loan Mortgage Corp.**	2.263%-2.273%	2/22/2005	15,000	14,951
Federal Home Loan Mortgage Corp.**	2.333%	3/8/2005	10,000	9,957
Federal National Mortgage Assn.**	1.999%-2.009%	1/12/2005	3,000	2,998
Federal National Mortgage Assn.**	2.00%	1/19/2005	8,000	7,992
Federal National Mortgage Assn.**	2.101%-2.171%	2/2/2005	26,000	25,951
Federal National Mortgage Assn.**	2.192%	2/9/2005	5,000	4,988
U.S. Treasury Bill	2.416%	5/5/2005	10,000	9,918

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $180,364)				180,364

COMMERCIAL PAPER (35.4%)

Finance-Automobiles (4.3%)
DaimlerChrysler Rev. Auto Conduit LLC	2.256%	1/10/2005	600	600
DaimlerChrysler Rev. Auto Conduit LLC	2.187%	1/11/2005	5,000	4,997
DaimlerChrysler Rev. Auto Conduit LLC	2.289%	2/1/2005	6,000	5,988
DaimlerChrysler Rev. Auto Conduit LLC	2.227%	2/7/2005	5,000	4,989
Toyota Motor Credit	2.09%	1/27/2005 (1)	1,500	1,498
Toyota Motor Credit	2.232%	2/10/2005 (1)	5,000	4,988
Toyota Motor Credit	2.272%	2/16/2005 (1)	10,000	9,971
Toyota Motor Credit	2.444%	3/17/2005 (1)	3,300	3,283

				36,314

Finance-Other (14.6%)
CDC Commercial Paper Corp.	1.959%	1/6/2005 (1)	3,500	3,499
CRC Funding, LLC	1.969%5	1/5/200 (1)	7,000	6,998
Delaware Funding	2.217%	1/13/2005 (1)	8,000	7,994
General Electric Capital Corp.	2.309%	2/3/2005	10,000	9,979
General Electric Capital Corp.	2.339%	2/9/2005	10,000	9,975
General Electric Capital Corp.	2.465%	3/21/2005	900	895
GovCo Inc.	2.00%	1/10/2005 (1)	10,500	10,495
IXIS Corp.	2.248%-2.257%	1/24/2005 (1)	5,500	5,492
IXIS Corp.	2.231%	2/8/2005(1)	5,000	4,988
IXIS Corp.	2.241%	2/11/2005 (1)	4,000	3,990
IXIS Corp.	2.314%	2/25/2005 (1)	3,000	2,989
MetLife Funding Inc.	2.222%	2/8/2005	2,988	2,981
Network Rail Finance PLC	2.009%	1/10/2005 (1)	8,000	7,996
Network Rail Finance PLC	2.252%-2.262%	2/14/2005 (1)	7,400	7,380
Oesterreichische Kontrollbank	1.999%	1/14/2005	5,000	4,996
Oesterreichische Kontrollbank	2.03%	1/20/2005	10,000	9,989
Old Line Funding Corp.	2.207%	1/10/2005 (1)	5,000	4,997
Old Line Funding Corp.	2.353%	1/24/2005 (1)	3,500	3,495
Old Line Funding Corp.	2.346%	1/26/2005 (1)	3,000	2,995
Triple A One Funding Corp.	2.354%	1/25/2005 (1)	2,309	2,305
Variable Funding Capital Corp.	2.177%	1/10/2005 (1)	4,000	3,998
Variable Funding Capital Corp.	2.198%	1/18/2005 (1)	4,000	3,996

				122,422

Foreign Banks (15.6%)
ABN-AMRO North America Finance Inc.	2.10%-2.258%	1/24/2005	3,200	3,196
ABN-AMRO North America Finance Inc.	2.211%	1/31/2005	850	848
ANZ (Delaware) Inc.	2.379%	2/14/2005	9,375	9,348
Barclay's U.S. Funding	2.136%	2/2/2005	7,000	6,987
CBA (Delaware) Finance Inc.	2.363%	3/3/2005	3,000	2,988
CBA (Delaware) Finance Inc.	2.444%	3/15/2005	3,000	2,985

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

5

Money Market Portfolio	Yield*	Maturity Date	Face Amount (000)	Market Value^ (000)
Danske Corp.	2.09%	1/25/2005	$ 3,000	$ 2,996
Danske Corp.	2.288%	2/1/2005	1,000	998
Danske Corp.	2.359%-2.389%	2/14/2005	6,500	6,481
Danske Corp.	2.454%	3/14/2005	1,100	1,095
Danske Corp.	2.454%	3/21/2005	5,000	4,973
Dexia Delaware LLC	2.326%	1/25/2005	1,500	1,498
Fortis Funding LLC	2.354%	1/24/2005 (1)	2,200	2,197
Fortis Funding LLC	2.111%	2/1/2005 (1)	2,000	1,996
HBOS Treasury Services PLC	2.111%	1/26/2005	1,800	1,797
HBOS Treasury Services PLC	2.131%	2/2/2005	2,600	2,595
HBOS Treasury Services PLC	2.369%	3/7/2005	8,000	7,966
HBOS Treasury Services PLC	2.399%	3/9/2005	4,000	3,982
ING (U.S.) Funding LLC	2.314%	1/28/2005	5,000	4,991
ING (U.S.) Funding LLC	2.369%	2/14/2005	1,000	997
ING (U.S.) Funding LLC	2.399%	3/8/2005	6,500	6,472
Lloyds Bank	2.101%	2/1/2005	1,900	1,897
Lloyds Bank	2.318%	2/8/2005	5,000	4,988
National Australia Funding Inc.	2.288%	2/1/2005	13,000	12,974
Rabobank USA Financial Corp.	2.22%	1/28/2005	900	899
Royal Bank of Scotland Group PLC	2.187%	1/11/2005	3,546	3,544
Svenska Handelsbanken, Inc.	2.278%-2.279%	2/1/2005	4,500	4,491
Svenska Handelsbanken, Inc.	2.283%	2/22/2005	8,000	7,974
UBS Finance (Delaware), Inc.	2.07%-2.08%	1/25/2005	3,042	3,038
UBS Finance (Delaware), Inc.	2.283%	2/22/2005	1,188	1,184
Westpac Capital Corp.	1.959%	1/3/2005	3,000	3,000
Westpac Capital Corp.	2.141%	2/2/2005	6,000	5,989
Westpac Trust NZ	2.11%	1/21/2005	1,400	1,398
Westpac Trust NZ	2.42%	2/24/2005	2,500	2,491

				131,253

Industrial (0.9%)
Procter & Gamble Co.	1.979%	1/13/2005 (1)	4,200	4,197
Procter & Gamble Co.	2.414%	3/18/2005 (1)	3,000	2,986

				7,183

TOTAL COMMERCIAL PAPER
(Cost $297,172)				297,172

CERTIFICATES OF DEPOSIT (22.1%)

Certificates of Deposit-U.S. Banks (4.4%)
SunTrust Bank	1.99%	1/14/2005	10,000	10,000
SunTrust Bank	2.00%	1/19/2005	7,000	7,000
Wells Fargo Bank, NA	2.00%	1/10/2005	10,000	10,000
Wells Fargo Bank, NA	2.33%	1/24/2005	5,000	5,000
Wells Fargo Bank, NA	2.33%	2/3/2005	5,000	5,000

				37,000

Yankee Certificates of Deposit-U.S. Branches (17.7%)
Australia & New Zealand Banking Group (New York Branch)	2.13%	2/7/2005	5,000	5,000
BNP Paribas (New York Branch)	2.045%	1/26/2005	5,000	5,000
BNP Paribas (New York Branch)	2.25%	2/16/2005	7,400	7,400
BNP Paribas (New York Branch)	2.31%	2/24/2005	4,000	4,000
Bank of Montreal (Chicago Branch)	2.34%	2/3/2005	5,000	5,000
Bank of Montreal (Chicago Branch)	2.12%	2/4/2005	5,000	5,000
Bank of Montreal (Chicago Branch)	2.25%	2/16/2005	4,000	4,000
Bank of Nova Scotia (Portland Branch)	2.32%	2/3/2005	5,000	5,000
Barclays Bank PLC (New York Branch)	2.23%	2/7/2005	5,000	5,000
Calyon (New York Branch)	2.25%	2/18/2005	4,500	4,500
Canadian Imperial Bank of Commerce (New York Branch)	2.36%	2/15/2005	7,000	7,000
Dexia Bank (New York Branch)	2.01%	1/20/2005	10,000	10,000
Dexia Bank (New York Branch)	2.045%	1/20/2005	9,500	9,500
Fortis Bank NV-SA (Stamford Branch)	2.12%	2/4/2005	10,000	10,000
Fortis Bank NV-SA (Stamford Branch)	2.36%	3/7/2005	2,000	2,000
HSBC Bank USA (New York Branch)	2.15%	2/9/2005	8,000	8,000
HSH Nordbank AG (New York Branch)	2.35%	1/27/2005	5,000	5,000
HSH Nordbank AG (New York Branch)	2.34%	1/28/2005	5,000	5,000
HSH Nordbank AG (New York Branch)	2.43%	3/17/2005	3,000	3,000
Landesbank Baden-Wuerttemberg (New York Branch)	1.98%	1/6/2005	8,000	8,000

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

6

Money Market Portfolio	Yield*	Maturity Date	Face Amount (000)	Market Value^ (000)
Landesbank Baden-Wuerttemberg (New York Branch)	2.22%	2/8/2005	$ 4,500	$ 4,500
Rabobank Nederlanden (New York Branch)	2.425%	3/17/2005	10,000	10,000
Royal Bank of Canada (New York Branch)	2.26%	2/1/2005	5,000	5,000
Royal Bank of Scotland PLC (New York Branch)	1.95%	1/5/2005	8,000	8,000
Svenska Handlesbanken AB (New York Branch)	2.25%	1/31/2005	4,000	4,000

				148,900

TOTAL CERTIFICATES OF DEPOSIT
(Cost $185,900)				185,900

EURODOLLAR CERTIFICATES OF DEPOSIT (12.0%)

ABN-AMRO Bank NV	2.01%	1/12/2005	10,000	10,000
ABN-AMRO Bank NV	2.44%	3/16/2005	2,000	2,000
Bank of Nova Scotia	2.275%	2/2/2005	5,000	5,000
Barclays Bank PLC	1.98%	1/7/2005	4,000	4,000
Barclays Bank PLC	2.41%	3/9/2005	5,000	5,000
Bayerische Landesbank Girozentrale	2.40%	2/22/2005	5,000	5,000
Calyon	2.395%	3/9/2005	8,000	8,000
HSBC Bank PLC	2.00%	1/14/2005	4,000	4,000
ING Bank NV	2.275%	2/22/2005	4,000	4,000
Landesbank Baden-Wuerttemburg	2.36%	3/2/2005	8,000	8,000
Landesbank Hessen-Thueringen	2.335%	2/2/2005	10,000	10,000
Landesbank Hessen-Thueringen	2.485%	3/29/2005	5,000	5,000
Landesbank Hessen-Thueringen	2.505%	3/31/2005	5,000	5,000
Lloyds Bank	1.99%	1/12/2005	5,000	5,000
Royal Bank of Scotland PLC	2.28%	2/2/2005	5,000	5,000
Societe Generale	2.14%	2/8/2005	4,000	4,000
Societe Generale	2.40%	3/10/2005	12,000	12,000

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
(Cost $101,000)				101,000

OTHER NOTES (2.0%)

Bank of America, N.A. Bank Note	2.00%	1/14/2005	7,500	7,500
Bank of America, N.A. Bank Note	2.42%	3/1/2005	9,000	9,000

TOTAL OTHER NOTES
(Cost $16,500)				16,500

REPURCHASE AGREEMENTS (7.2%)

Barclay's Capital, Inc.
(Dated 12/31/2004, Repurchase Value $10,002,000,
collateralized by Federal Farm Credit Bank, 2.375%, 10/2/2006)	2.25%	1/3/2005	10,000	10,000
Citigroup Global Markets
(Dated 12/31/2004, Repurchase Value $10,002,000,
collateralized by Federal Home Loan Mortgage Corp. Discount Notes,
3/15/2015-12/11/2025; Federal Home Loan Mortgage Corp., 7.00%,
3/15/2010; Federal National Mortgage Assn., 4.25%, 5/15/2009;
U.S. Treasury Note, 2.50%, 10/31/2006)	2.25%	1/3/2005	10,000	10,000
Deutsche Bank Securities Inc.
(Dated 12/31/2004, Repurchase Value $10,002,000,
collateralized By Federal Home Loan Mortgage Corp., 5.625%, 3/15/2011)	2.10%	1/3/2005	10,000	10,000
Goldman Sachs & Co.
(Dated 12/31/2004, Repurchase Value $10,002,000,
collateralized by Federal National Mortgage Assn., 3.10%, 4/4/2007)	2.25%	1/3/2005	10,000	10,000
Morgan Stanley & Co. Inc.
(Dated 12/31/2004, Repurchase Value $10,780,000,
collateralized by Federal Home Loan Mortgage Corp., 6.00%-6.50%,
10/1/2033-12/1/2034)	2.15%	1/3/2005	10,778	10,778
Morgan Stanley & Co. Inc.
(Dated 12/31/2004, Repurchase Value $10,002,000,
collateralized by Federal Home Loan Mortgage Corp., 4.50%-6.50%,
1/1/2019-8/1/2032)	2.20%	1/3/2005	10,000	10,000

TOTAL REPURCHASE AGREEMENTS
(Cost $60,778)				60,778

TOTAL INVESTMENTS (100.2%)
(Cost $841,714)				841,714

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

7

Money Market Portfolio	Market Value^ (000)
OTHER ASSETS AND LIABILITIES (-0.2%)

Other Assets-Note B	$ 6,948
Liabilities	(8,446)

(1,498)

NET ASSETS (100%)

Applicable to 840,194,773 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	$840,216

NET ASSET VALUE PER SHARE	$1.00

^See Note A in Notes to Financial Statements.
*Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
**The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
(1)Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2004, the value of these securities was $114,723,000, representing 13.7% of net assets.

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$840,195	$1.00
Undistributed Net Investment Income	—	—
Accumulated Net Realized Gains	21	—
Unrealized Appreciation	—	—

NET ASSETS	$840,216	$1.00

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

8

STATEMENT OF OPERATIONS

Money Market Portfolio Year Ended December 31, 2004 (000)
INVESTMENT INCOME
Income
Interest	$12,085

Total Income	12,085

Expenses
The Vanguard Group-Note B
Investment Advisory Services	106
Management and Administrative	943
Marketing and Distribution	170
Custodian Fees	24
Auditing Fees	14
Shareholders' Reports	6
Trustees' Fees and Expenses	1

Total Expenses	1,264

NET INVESTMENT INCOME	10,821

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	(94)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	—

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$10,727

STATEMENT OF CHANGES IN NET ASSETS

	Money Market Portfolio
	Year Ended December 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 10,821	$ 9,762
Realized Net Gain (Loss)	(94)	97
Change in Unrealized Appreciation
(Depreciation)	—	—

Net Increase (Decrease) in Net Assets
Resulting from Operations	10,727	9,859

Distributions
Net Investment Income	(10,821)	(9,762)
Realized Capital Gain	—	—

Total Distributions	(10,821)	(9,762)

Capital Share Transactions[1]
Issued	496,347	439,309
Issued in Lieu of Cash Distributions	10,821	9,762
Redeemed	(528,744)	(640,006)
Net Increase (Decrease) from
Capital Share Transactions	(21,576)	(190,935)

Total Increase (Decrease)	(21,670)	(190,838)

Net Assets
Beginning of Period	861,886	1,052,724

End of Period	$840,216	$861,886

[1]Shares Issued (Redeemed)
Issued	496,347	439,309
Issued in Lieu of Cash Distributions	10,821	9,762
Redeemed	(528,744)	(640,006)

Net Increase (Decrease) in
Shares Outstanding	(21,576)	(190,935)

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

9

FINANCIAL HIGHLIGHTS

Money Market Portfolio

	Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended December 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2001	2000
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.012	.010	.017	.007	.052	.061
Net Realized and Unrealized Gain (Loss) on Investments	—	—	—	—	—	—

Total from Investment Operations	.012	.010	.017	.007	.052	.061

Distributions
Dividends from Net Investment Income	(.012)	(.010)	(.017)	(.007)	(.052)	(.061)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.012)	(.010)	(.017)	(.007)	(.052)	(.061)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.26%	1.01%	1.73%	0.69%	5.34%	6.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$840	$862	$1,053	$1,034	$1,032	$861
Ratio of Total Expenses to Average Net Assets	0.15%	0.20%	0.21%	0.18%**	0.18%	0.17%
Ratio of Net Investment Income to Average Net Assets	1.26%	1.01%	1.71%	2.73%**	5.14%	6.06%

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Money Market Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued at amortized cost, which approximates market value.

2.	Repurchase Agreements:The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The portfolio may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.	Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

5.	Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $114,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.11% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 8, 2005

VANGUARD VARIABLE INSURANCE FUND
MONEY MARKET PORTFOLIO

11

VANGUARD® SHORT-TERM INVESTMENT-GRADE PORTFOLIO

During the past year, short-term interest rates rose sharply, boosting the yields (but depressing the prices) of short-term bonds. The Short-Term Investment-Grade Portfolio returned 2.1%, superior to the average return of peer funds. Rising rates were reflected in the portfolio’s yield, which finished 2004 at 3.30%, up from 2.96% at the start of the year.

The table below displays the 12-month returns of your fund, the peer-group average, and two bond market indexes. We also present the growth of a $10,000 hypothetical investment in each since the Short-Term Investment-Grade Portfolio’s February 1999 inception. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

In addition, we note that during 2004, the portfolio changed its name from Short-Term Corporate to Short-Term Investment-Grade. The new name reflects not a change in policy, but a response to a regulation that would have required the portfolio to invest at least 80% of its assets in corporate fixed income securities regardless of the market environment. The portfolio will continue to invest substantially in corporate fixed income securities.

Total Returns		February 8, 1999,* Through December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment
Short-Term
Investment-Grade Portfolio	2.1%	5.1%	$13,381
Lehman 1-5 Year U.S. Credit Index	2.4	6.3	14,318
Average 1-5 Year
Investment Grade Debt Fund**	1.7	4.5	12,962
Lehman Aggregate Bond Index	4.3	6.4	14,415

*Portfolio inception.
**Derived from data provided by Lipper Inc.

THE PAST YEAR'S RETURN REFLECTED RATE CHANGES

Although longer-term interest rates started and finished the year at about the same level, short-term rates rose sharply during 2004. Rising yields on short-term bonds were largely a reaction to the Federal Reserve Board's decision to tighten its monetary policy. Policymakers raised their target for the federal funds rate, a benchmark for short-term rates that had hovered at 1.00% since mid-2003, to 2.25% by the end of 2004. This increase reverberated through the market for short-term investment-grade bonds. The immediate result was rising yields and the attendant decline in bond prices. The Short-Term Investment-Grade Portfolio's 12-month total return of 2.1% reflected an income return of 3.2 percentage points and a capital loss of -1.1 percentage points. By year-end, its current yield had increased by 34 basis points (0.34 percentage points).

Your portfolio was well positioned for changes in the investment environment. Vanguard Fixed Income Group, the investment advisor, kept the portfolio's duration, a measure of interest rate sensitivity, at the defensive end of its typical range, providing some protection from the rise in interest rates. The portfolio also benefited from the advisor's decision to invest in some of the short-term investment-grade market's higher-yielding, lower-quality issues, which generated better returns than their highest-quality counterparts.

Your portfolio outperformed the average 2004 return of short-term investment-grade bond funds, a testament to the skills of Vanguard Fixed Income Group and the portfolio's low costs. (Please see "About Your Portfolio's Expenses" for detailed information about your investment's costs.) Low costs are an important ally in any asset class. Among fixed income securities, particularly lower-yielding short-term securities, low costs are a prerequisite for strong returns. Your portfolio didn't quite match the 2.4% return of the Lehman Brothers 1-5 Year U.S. Credit Index, but that's to be expected. The index incurs no costs and consists entirely of corporate bonds, which generally outperform government securities.

Your portfolio has also delivered strong relative performance over longer periods. Since its 1999 inception, the Short-Term Investment-Grade Portfolio has returned an annualized 5.1%, transforming an initial investment of $10,000 into $13,381. Over the same period, the peer group's average return was 4.5%, which would have turned $10,000 into $12,962.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

1

PORTFOLIO PROFILE	SHORT-TERM INVESTMENT-GRADE PORTFOLIO As of December 31, 2004

Financial Attributes
	Portfolio	Comparative Index*	Broad Index**
Number of Issues	553	1,162	5,836
Yield	3.3	—	—
Yield to Maturity	3.6%†	3.7	4.4
Average Coupon	4.0	5.3	5.4
Average Effective Maturity	3.0 years	2.8 years	7.1 years
Average Quality††	Aa3	A1	Aa1
Average Duration	2.2 years	2.6 years	4.3 years
Expense Ratio	0.15	—	—
Short-Term Reserves	2	—	—

Volatility Measures
	Comparative Portfolio	Index*	Portfolio	Broad Index**
R-Squared	0.93	1.00	0.87	1.00
Beta	0.67	1.00	0.44	1.00

Distribution by Maturity (% of portfolio)

Under 1 Year	13%
1-3 Years	60
3-5 Years	15
Over 5 Years	12

Total	100%

Sector Diversification‡ (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	21%
Finance	29
Foreign	1
Government Mortgage-Backed	10
Industrial	28
Treasury/Agency	3
Utilities	6

Short-Term Reserves	2%

Total	100%

Distribution by Credit Quality†† (% of portfolio)

Aaa	40%
Aa	19
A	23
Baa	18

Total	100%

Investment Focus

  *Lehman 1–5 Year U.S. Credit Index.
**Lehman Aggregate Bond Index. †Before expenses.
††Source: Moody’s Investors Service.
  ‡The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Beta.  A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.
Yield.  A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

2

PERFORMANCE SUMMARY
SHORT-TERM INVESTMENT-GRADE PORTFOLIO
As of December 31, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance February 8, 1999–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004			Final Value
	One Year	Five Years	Since Inception*	of a $10,000 Investment
Short-Term Investment-Grade Portfolio	2.07%	5.55%	5.07%	$13,381
Lehman Aggregate Bond Index	4.34	7.71	6.40	14,415
Lehman 1-5 Year U.S. Credit Index	2.44	6.95	6.28	14,318
Average 1-5 Year Investment Grade Debt Fund**	1.68	5.01	4.50	12,962

Fiscal-Year Total Returns (%) February 8, 1999–December 31, 2004

  *February 8, 1999.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

3

ABOUT YOUR PORTFOLIO'S EXPENSES E	SHORT-TERM INVESTMENT-GRADE PORTFOLIO As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before unchanged. In this case--because the return used is not the portfolio's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2004
Short-Term Investment-Grade Portfolio	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*
Based on Actual
Fund Return	$1,000.00	$1,019.19	$0.76

Based on Hypothetical
5% Yearly Return	1,000.00	$1,024.38	$0.76

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Expense Ratios:
Your portfolio compared with its peer group
	Portfolio	Average 1-5 Year Investment Grade Debt Fund
Short-Term Investment-Grade Portfolio	0.15%	0.94%*

*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

4

FINANCIAL STATEMENTS	As of December 31, 2004
STATEMENT OF NET ASSETS

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
CORPORATE BONDS (83.8%)

Asset-Backed/Commercial Mortgage-Backed Securities (20.8%)
AESOP Funding II LLC	2.75%	7/20/2007(1)(2)	$ 850	$ 845
AESOP Funding II LLC	2.76%	4/20/2008(1)(2)	450	443
American Express Credit Account Master Trust	2.852%	11/15/2010(1)	1,800	1,816
Bank of America Mortgage Securities	4.428%	8/25/2032(1)	31	31
Bank of America Mortgage Securities	4.879%	9/25/2032(1)	140	141
Bank of America Mortgage Securities	4.183%	5/25/2033(1)	477	474
Bank of America Mortgage Securities	3.596%	2/25/2034(1)	495	484
Bank One Issuance Trust	2.453%	10/15/2008(1)(3)	900	901
Bank One Issuance Trust	2.432%	10/15/2009(1)	460	460
Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/2042(1)	260	260
BMW Floorplan Master Owner Trust	2.46%	10/17/2008(1)(2)(3)	2,500	2,500
BMW Floorplan Master Owner Trust	2.61%	10/17/2008(1)(2)(3)	230	230
BMW Vehicle Owner Trust	1.94%	2/25/2007(1)	857	854
BMW Vehicle Owner Trust	2.67%	3/25/2008(1)	1,000	993
California Infrastructure & Economic Development Bank Special Purpose Trust PG&E-1	6.42%	9/25/2008(1)	1,249	1,287
California Infrastructure & Economic Development Bank Special Purpose Trust SCE-1	6.31%	9/25/2008(1)	173	178
California Infrastructure & Economic Development Bank Special Purpose Trust SCE-1	6.38%	9/25/2008(1)	1,203	1,241
Capital Auto Receivables Asset Trust	2.27%	1/17/2006(1)	336	336
Capital Auto Receivables Asset Trust	2.64%	11/17/2008(1)	500	490
Capital One Master Trust	2.913%	10/15/2010(1)	575	580
Capital One Multi-Asset Execution Trust	2.95%	8/17/2009(1)	1,500	1,489
Capital One Multi-Asset Execution Trust	4.15%	7/16/2012(1)	880	880
Capital One Prime Auto Receivables Trust	3.06%	3/17/2008(1)	275	274
Chase Credit Card Master Trust	2.513%	7/15/2010(1)(3)	1,700	1,704
Chase Funding Mortgage Loan Asset-Backed Certificates	2.727%	3/25/2020(1)	690	682
Chase Manhattan Auto Owner Trust	2.26%	11/15/2007(1)	970	962
Chase Manhattan Auto Owner Trust	2.08%	5/15/2008(1)	1,500	1,481
Citibank Credit Card Issuance Trust	7.45%	9/15/2007(1)	210	216
Citibank Credit Card Issuance Trust	7.05%	9/17/2007(1)	125	128
Citibank Credit Card Issuance Trust	2.70%	1/15/2008(1)	1,000	996
Citibank Credit Card Issuance Trust	2.55%	1/20/2009(1)	1,100	1,081
Citigroup Mortgage Loan Trust	4.746%	3/25/2034(1)	443	446
CNH Equipment Trust	2.47%	1/15/2008(1)	1,020	1,012
COMED Transitional Funding Trust	5.44%	3/25/2007(1)	74	74
COMED Transitional Funding Trust	5.63%	6/25/2009(1)	100	103
Connecticut RRB Special Purpose Trust CL&P-1	5.36%	3/30/2007(1)	216	217
Countrywide Home Loans	4.528%	9/19/2032(1)	80	79
Countrywide Home Loans	4.109%	5/25/2033(1)	504	501
Countrywide Home Loans	3.492%	11/19/2033(1)	702	689
DaimlerChrysler Auto Trust	2.12%	11/8/2006(1)	800	798
DaimlerChrysler Auto Trust	2.56%	11/8/2006(1)	1,062	1,062
DaimlerChrysler Auto Trust	2.00%	12/8/2007(1)	150	148
DaimlerChrysler Auto Trust	2.98%	8/8/2008(1)	1,200	1,192
DaimlerChrysler Master Owner Trust	2.453%	2/15/2008(1)(3)	700	701
Detroit Edison Securitization Funding LLC	5.51%	3/1/2007(1)	70	70
Discover Card Master Trust I	2.432%	4/16/2010(1)	800	801
Fannie Mae Grantor Trust	2.869%	11/25/2029(1)	393	393
Fannie Mae Whole Loan	2.349%	11/25/2033(1)	380	378
Fifth Third Auto Trust	3.19%	2/20/2008(1)	460	460
First Union National Bank-Bank of America, N.A. Commercial Mortgage Trust	6.136%	3/15/2033(1)	130	141
Fleet Credit Card Master Trust II	2.40%	7/15/2008(1)	700	695
Fleet Home Equity Loan Trust	2.66%	1/20/2033(1)(3)	565	565
Ford Credit Auto Owner Trust	2.93%	3/15/2008(1)	1,735	1,728
GE Capital Credit Card Master Note Trust	2.453%	6/15/2010(1)	470	470
GE Capital Credit Card Master Note Trust	2.442%	9/15/2010(1)	1,000	1,001
GMAC Mortgage Corp. Loan Trust	2.498%	6/25/2034(1)	1,170	1,170
GMAC Mortgage Corp. Loan Trust	2.567%	10/25/2034(1)(3)	420	420
Granite Mortgages PLC	2.61%	9/20/2044(1)	500	500

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

5

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
GreenPoint Home Equity Loan Trust	2.672%	4/15/2029	(1)(3)	$ 263	$ 263
Harley-Davidson Motorcycle Trust	4.04%	10/15/2009	(1)	312	315
Harley-Davidson Motorcycle Trust	4.50%	1/15/2010	(1)	840	851
Harley-Davidson Motorcycle Trust	2.63%	11/15/2010	(1)	750	746
Harley-Davidson Motorcycle Trust	2.07%	2/15/2011	(1)	800	785
Harley-Davidson Motorcycle Trust	3.56%	2/15/2012	(1)	630	630
Hertz Vehicle Financing	2.38%	5/25/2008	(1)	1,460	1,426
Holmes Financing PLC	2.15%	4/15/2011	(1)	1,170	1,171
Honda Auto Receivables Owner Trust	1.92%	11/20/2006	(1)	365	364
Honda Auto Receivables Owner Trust	1.69%	2/21/2007	(1)	1,174	1,168
Honda Auto Receivables Owner Trust	2.14%	4/23/2007	(1)	800	795
Honda Auto Receivables Owner Trust	2.19%	5/15/2007	(1)	780	775
Hyundai Auto Receivables Trust	2.33%	11/15/2007	(1)	550	545
Illinois Power Special Purpose Trust	5.54%	6/25/2009	(1)	700	723
J.P. Morgan Chase Commercial Mortgage Securities	6.26%	3/15/2033	(1)	150	164
John Deere Owner Trust	2.32%	12/17/2007	(1)	300	296
M&I Auto Loan Trust	2.49%	10/22/2007	(1)	902	902
Master Adjustable Rate Mortgages Trust	3.943%	4/25/2034	(1)	910	903
MBNA Master Credit Card Trust	7.15%	1/15/2008	(1)	500	513
Mellon Bank Premium Finance Loan Master Trust	2.79%	12/17/2007	(1)	650	650
Mellon Bank Premium Finance Loan Master Trust	2.65%	6/15/2009	(1)	680	680
Merrill Lynch Mortgage Investors, Inc.	4.21%	2/25/2033	(1)	778	774
Merrill Lynch Mortgage Investors, Inc.	4.61%	7/25/2033	(1)	497	498
Merrill Lynch Mortgage Investors, Inc.	4.69%	2/25/2034	(1)	309	312
Morgan Stanley Auto Loan Trust	2.64%	11/15/2007	(1)	570	566
Morgan Stanley Dean Witter Credit Card Home Equity Line of Credit Trust	2.688%	11/25/2015	(1)(3)	387	388
Morgan Stanley Mortgage Loan Trust	4.113%	2/25/2034	(1)	512	509
National City Auto Receivables Trust	2.11%	7/15/2008	(1)	1,725	1,703
Nissan Auto Receivables Owner Trust	1.89%	12/15/2006	(1)	180	179
Nissan Auto Receivables Owner Trust	2.01%	11/15/2007	(1)	315	311
Nissan Auto Receivables Owner Trust	2.70%	12/17/2007	(1)	920	913
Nissan Auto Receivables Owner Trust	3.33%	1/15/2008	(1)	1,000	1,002
PECO Energy Transition Trust	5.80%	3/1/2007	(1)	643	646
PECO Energy Transition Trust	6.05%	3/1/2009	(1)	325	338
Permanent Financing PLC	2.53%	3/10/2009	(1)	350	350
Permanent Financing PLC	2.57%	9/10/2010	(1)	1,530	1,530
Permanent Financing PLC	2.57%	6/10/2011	(1)	650	650
PP&L Transition Bond Co. LLC	7.05%	6/25/2009	(1)	125	133
Provident Funding Mortgage Loan Trust	4.076%	4/25/2034	(1)	901	896
Regions Auto Receivables Trust	2.63%	1/16/2007	(1)	299	299
Regions Auto Receivables Trust	1.75%	5/15/2007	(1)	475	473
Regions Auto Receivables Trust	2.31%	1/15/2008	(1)	1,275	1,266
Rental Car Finance Corp.	2.617%	6/25/2009	(1)	670	671
Residential Funding Mortgage Securities II	2.21%	1/25/2019	(1)	465	456
Salomon Brothers Mortgage Securities VII	4.128%	9/25/2033	(1)	1,111	1,104
Superior Wholesale Inventory Financing Trust	2.482%	3/15/2011	(1)	900	902
Thornburg Mortgage Securities Trust	3.342%	3/25/2044	(1)	582	569
Toyota Auto Receivables Owner Trust	3.76%	6/15/2006	(1)	115	115
Toyota Auto Receivables Owner Trust	2.65%	11/15/2006	(1)	437	437
Toyota Auto Receivables Owner Trust	4.00%	7/15/2008	(1)	179	180
Triad Automobile Receivables Trust	1.90%	7/14/2008	(1)	650	639
USAA Auto Owner Trust	2.41%	10/16/2006	(1)	426	426
Vendee Mortgage Trust	5.00%	2/15/2019;	(1)	256	256
Vendee Mortgage Trust	5.75%	12/15/2020	(1)	276	277
Volkswagen Auto Lease Trust	2.36%	12/20/2005	(1)	442	442
Volkswagen Auto Loan Enhanced Trust	2.27%	10/22/2007	(1)	1,000	993
Wachovia Asset Securitization, Inc.	2.678%	6/25/2033	(1)(3)	357	358
Wachovia Auto Owner Trust	3.19%	6/20/2008	(1)	1,700	1,697
Washington Mutual Mortgage Pass-Through Certificates	5.502%	4/26/2032	(1)	56	57
Washington Mutual Mortgage Pass-Through Certificates	4.424%	9/25/2032	(1)	56	57
Washington Mutual Mortgage Pass-Through Certificates	4.146%	1/25/2033	(1)	367	367
Washington Mutual Mortgage Pass-Through Certificates	3.842%	8/25/2033	(1)	233	231
Washington Mutual Mortgage Pass-Through Certificates	4.059%	9/25/2033	(1)	249	247
Wells Fargo Home Equity Trust	3.97%	9/25/2024	(1)	775	774
WFS Financial Owner Trust	2.85%	9/22/2008	(1)	1,100	1,094

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

6

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
World Financial Network Credit Card Master Trust	2.503%	7/15/2010	(1)	$ 450	$ 450
World Omni Auto Receivables Trust	1.98%	5/15/2007	(1)	606	604

					82,055

Finance (29.2%)
Banking (14.5%)
ABN AMRO Bank NV	2.334%	5/11/2007	(1)	3,350	3,351
Amsouth Bank NA	2.82%	11/3/2006		525	520
Astoria Financial Corp.	5.75%	10/15/2012		250	263
Banco Merchantile del Norte Cayman	5.875%	2/17/2014	(2)	800	803
Banco Santander Chile	2.80%	12/9/2009	(1)(2)	400	400
Bank of America Corp.	4.75%	10/15/2006	**	2,450	2,512
Bank of Montreal	6.10%	9/15/2005		325	332
Bank of New York Co., Inc.	3.90%	9/1/2007		1,250	1,261
Bank of Scotland Treasury Services	2.25%	5/1/2006	(2)	1,730	1,708
Bank of Scotland Treasury Services	3.50%	11/30/2007	(2)	1,900	1,887
Bank One Texas	6.25%	2/15/2008		1,175	1,260
Citicorp Lease Pass-Through Trust	7.22%	6/15/2005	(2)	141	143
Citigroup, Inc.	5.50%	8/9/2006		2,875	2,974
Citigroup, Inc.	2.22%	11/1/2007	(1)	760	756
Citigroup, Inc.	2.59%	6/9/2009	(1)	500	501
CoreStates Capital Corp.	6.75%	11/15/2006		670	710
Fifth Third Bank	2.70%	1/30/2007		600	592
First Bank System, Inc.	6.875%	9/15/2007		200	217
Firstar Bank Milwaukee NA	7.80%	7/5/2010		300	307
GreenPoint Financial Corp.	3.20%	6/6/2008		1,050	1,027
HBOS Treasury Services	2.31%	5/19/2006	(1)	600	599
HSBC Bank USA	2.61%	12/14/2009	(1)	1,500	1,500
HSBC USA, Inc.	7.00%	11/1/2006		635	674
Independence Community Bank	3.75%	4/1/2014		575	556
J.P. Morgan Chase & Co.	3.125%	12/11/2006		1,600	1,592
J.P. Morgan Chase & Co.	5.25%	5/30/2007		800	833
M & T Bank Corp.	3.85%	4/1/2013	(2)	400	396
Marshall & Ilsley Bank	4.125%	9/4/2007		125	127
Mellon Funding Corp.	3.25%	4/1/2009		600	583
National Australia Bank	6.60%	12/10/2007		200	216
National City Bank	2.50%	4/17/2006		800	794
National City Bank	3.30%	5/15/2007		1,000	995
National City Bank of Indiana	4.875%	7/20/2007		500	516
National City Corp.	3.20%	4/1/2008		750	738
National City Corp.	3.125%	4/30/2009		675	652
National Westminster Bank PLC	7.75%	4/29/2049	(3)	825	906
Nationwide Building Society	2.625%	1/30/2007	(2)	1,450	1,425
Regions Financial Corp.	6.375%	5/15/2012		375	415
Royal Bank of Scotland Group PLC	2.37%	11/24/2006	(1)	1,000	999
Royal Bank of Scotland Group PLC	7.375%	4/29/2049	(3)	200	210
SE Banken	6.875%	2/15/2009		325	359
Southtrust Bank NA	2.54%	6/14/2007	(1)	900	900
Sovereign Bancorp, Inc.	2.71%	8/25/2006	(1)	375	375
State Street Capital Trust	2.79%	2/15/2008	(1)	1,450	1,457
SunTrust Banks, Inc.	5.05%	7/1/2007		1,500	1,554
SunTrust Banks, Inc.	2.53%	6/2/2009	(1)	1,350	1,350
Synovus Financial Corp.	7.25%	12/15/2005		250	260
US Bancorp	5.10%	7/15/2007		500	519
US Bank NA	3.70%	8/1/2007		160	161
US Bank NA	5.70%	12/15/2008		1,000	1,066
Wachovia Corp.	4.95%	11/1/2006		600	617
Wachovia Corp.	2.17%	7/20/2007	(1)	825	826
Wachovia Corp.	3.625%	2/17/2009		350	346
Washington Mutual Finance Corp.	6.25%	5/15/2006		1,000	1,040
Washington Mutual, Inc.	2.40%	11/3/2005		150	149
Washington Mutual, Inc.	5.625%	1/15/2007		269	280
Washington Mutual, Inc.	4.375%	1/15/2008		1,080	1,097
Wells Fargo & Co.	2.58%	9/15/2006	(1)	675	676
Wells Fargo & Co.	2.609%	9/28/2007	(1)	2,000	1,999
Wells Fargo & Co.	3.75%	10/15/2007		1,100	1,104

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

7

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Wells Fargo & Co.	5.25%	12/1/2007		$ 340	$ 355
Westpac Banking	2.44%	5/25/2007	(1)(2)	1,240	1,240
Woori Bank	4.50%	12/8/2009	(2)	350	350
World Savings Bank, FSB	2.46%	6/1/2007	(1)	1,360	1,361
Zions Bancorp	2.70%	5/1/2006		1,375	1,365

Brokerage (5.2%)
Bear Stearns Co., Inc.	3.00%	3/30/2006		112	112
Bear Stearns Co., Inc.	5.70%	1/15/2007		2,010	2,094
Bear Stearns Co., Inc.	7.80%	8/15/2007		425	469
Bear Stearns Co., Inc.	4.00%	1/31/2008		275	278
Bear Stearns Co., Inc.	3.25%	3/25/2009		113	110
Credit Suisse First Boston USA, Inc.	2.127%	4/5/2007	(1)(3)	1,000	1,003
Credit Suisse First Boston USA, Inc.	4.625%	1/15/2008		1,100	1,132
Credit Suisse First Boston USA, Inc.	3.875%	1/15/2009		750	748
Credit Suisse First Boston USA, Inc.	4.125%	1/15/2010		600	598
Franklin Resources Inc.	3.70%	4/15/2008		375	374
Goldman Sachs Group, Inc.	6.34%	3/1/2006		400	414
Goldman Sachs Group, Inc.	2.85%	10/27/2006		1,200	1,189
Goldman Sachs Group, Inc.	2.145%	7/2/2007	(1)(3)	350	350
Goldman Sachs Group, Inc.	2.153%	10/5/2007	(1)(3)	250	250
Goldman Sachs Group, Inc.	4.125%	1/15/2008		1,000	1,017
Goldman Sachs Group, Inc.	2.43%	7/23/2009	(1)	535	537
Lehman Brothers Holdings, Inc.	6.25%	5/15/2006		1,740	1,811
Lehman Brothers Holdings, Inc.	4.00%	1/22/2008		700	706
Lehman Brothers Holdings, Inc.	3.95%	11/10/2009		200	198
Merrill Lynch & Co., Inc.	2.601%	2/25/2005	(1)	900	900
Merrill Lynch & Co., Inc.	2.94%	1/30/2006		600	599
Merrill Lynch & Co., Inc.	3.375%	9/14/2007		1,225	1,221
Morgan Stanley Dean Witter	5.80%	4/1/2007		1,550	1,627
Morgan Stanley Dean Witter	3.875%	1/15/2009		250	249
Morgan Stanley Dean Witter	2.556%	1/15/2010	(1)	1,300	1,300
Morgan Stanley Dean Witter	6.75%	4/15/2011		560	631
Morgan Stanley Dean Witter	4.75%	4/1/2014		455	447

Finance Companies (3.5%)
American Express Centurion Bank	2.50%	7/19/2007	(1)	575	575
American Express Co.	5.50%	9/12/2006		1,000	1,037
American Express Co.	4.75%	6/17/2009		225	232
American Express Credit Corp.	3.00%	5/16/2008		1,300	1,272
American General Finance Corp.	2.40%	8/16/2007	(1)	600	600
American General Finance Corp.	4.50%	11/15/2007		1,000	1,021
American General Finance Corp.	3.875%	10/1/2009		1,000	984
Capital One Bank	6.875%	2/1/2006		225	234
Capital One Bank	5.00%	6/15/2009		350	361
CIT Group, Inc.	3.65%	11/23/2007		900	896
Countrywide Home Loan	5.50%	8/1/2006		1,725	1,779
General Electric Capital Corp.	2.80%	1/15/2007		1,700	1,680
General Electric Capital Corp.	5.375%	3/15/2007		920	956
HSBC Finance Corp.	4.125%	11/16/2009		500	497
USA Education, Inc.	5.625%	4/10/2007		1,500	1,563

Insurance (4.5%)
AIG SunAmerica Global Financing IV	5.85%	2/1/2006	(2)	500	515
AIG SunAmerica Global Financing IX	5.10%	1/17/2007	(2)	1,000	1,030
ASIF Global Finance XXVI	2.50%	1/30/2007	(2)	575	563
Aspen Insurance Holdings Ltd.	6.00%	8/15/2014	(2)	250	252
Hartford Financial Services Group, Inc.	2.375%	6/1/2006		510	502
Hartford Financial Services Group, Inc.	4.70%	9/1/2007		150	153
ING Security Life Institutional Funding	2.39%	1/27/2006	(1)(2)	1,500	1,502
Jackson National Life Insurance Co.	5.25%	3/15/2007	(2)	300	310
John Hancock Global Funding II	5.625%	6/27/2006	(2)	440	455
Lincoln National Corp.	5.25%	6/15/2007		225	233
Marsh & McLennan Cos., Inc.	5.375%	7/15/2014		100	97
MassMutual Global Funding II	2.659%	6/28/2005	(1)	1,100	1,101

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

8

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
MetLife, Inc.	5.25%	12/1/2006		$ 475	$ 491
Monumental Global Funding	5.20%	1/30/2007	(2)	400	414
Monumental Global Funding II	2.28%	4/10/2006	(1)(2)(3)	2,000	2,005
Nationwide Life Global Funding	5.35%	2/15/2007	(2)	1,210	1,249
New York Life Global Funding	3.875%	1/15/2009	(2)	600	598
Pricoa Global Funding I	3.90%	12/15/2008	(2)	850	846
Principal Life Global	6.125%	3/1/2006	(2)	930	961
Principal Life Global	2.43%	11/13/2006	(1)(2)	640	641
Protective Life US Funding	5.875%	8/15/2006	(2)	1,400	1,454
TIAA Global Markets	5.00%	3/1/2007	(2)	750	774
TIAA Global Markets	4.125%	11/15/2007	(2)	1,250	1,265
Travelers Property Casualty Corp.	3.75%	3/15/2008		370	367

Real Estate Investment Trusts (1.5%)
American Health Properties	7.50%	1/15/2007		500	535
Arden Realty LP	5.20%	9/1/2011		180	183
Brandywine Realty Trust	4.50%	11/1/2009		460	457
Developers Diversified Realty	5.25%	4/15/2011		170	173
EOP Operating LP	8.375%	3/15/2006		1,500	1,588
Health Care Property Investment, Inc.	6.45%	6/25/2012		300	327
Health Care REIT, Inc.	7.50%	8/15/2007		100	109
Health Care REIT, Inc.	8.00%	9/12/2012		250	291
HRPT Properties Trust	6.50%	1/15/2013		500	540
New Plan Excel Realty Trust	5.875%	6/15/2007		130	136
Rouse Co.	3.625%	3/15/2009		200	188
Simon Property Group Inc.	4.875%	3/18/2010		900	917
Simon Property Group Inc.	4.875%	8/15/2010	(2)	350	356

Other (0.1%)
Berkshire Hathaway Finance Corp.	3.375%	10/15/2008		500	496

					115,181

Industrial (27.8%)
Basic Industry (1.1%)
BHP Finance USA Ltd.	6.69%	3/1/2006		575	598
E.I. du Pont de Nemours & Co.	4.125%	4/30/2010		300	302
Falconbridge Ltd.	7.35%	11/1/2006		100	105
International Paper Co.	7.625%	1/15/2007		250	269
International Paper Co.	4.25%	1/15/2009		300	301
International Paper Co.	6.75%	9/1/2011		450	504
Lubrizol Corp.	5.875%	12/1/2008		250	262
Lubrizol Corp.	4.625%	10/1/2009		325	324
Monsanto Co.	4.00%	5/15/2008		325	326
Praxair, Inc.	4.75%	7/15/2007		130	134
Rio Tinto Finance USA Ltd.	5.75%	7/3/2006		850	878
Weyerhaeuser Co.	5.50%	3/15/2005		293	294

Capital Goods (3.5%)
Avery Dennison Corp.	2.49%	8/10/2007	(1)	525	525
Boeing Capital Corp.	5.65%	5/15/2006		5	5
Boeing Capital Corp.	5.75%	2/15/2007		575	601
Carlisle Cos., Inc.	7.25%	1/15/2007		400	426
Caterpillar Financial Services Corp.	5.95%	5/1/2006		1,500	1,554
Caterpillar Financial Services Corp.	2.625%	1/30/2007		565	557
CSR America, Inc.	6.875%	7/21/2005		140	143
General Dynamics Corp.	2.125%	5/15/2006		1,730	1,707
John Deere Capital Corp.	2.57%	3/16/2006	(1)	500	500
John Deere Capital Corp.	2.629%	6/28/2006	(1)	500	500
John Deere Capital Corp.	5.125%	10/19/2006		200	206
John Deere Capital Corp.	3.90%	1/15/2008		1,075	1,083
Masco Corp.	2.70%	3/9/2007	(1)(2)	800	801
Masco Corp.	4.625%	8/15/2007		160	164
Northrop Grumman Corp.	7.00%	3/1/2006		875	911
Oakmont Asset Trust	4.514%	12/22/2008	(2)	410	411
PACTIV Corp.	7.20%	12/15/2005		125	129

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

9

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Raytheon Co.	6.50%	7/15/2005		$ 186	$ 189
Raytheon Co.	6.75%	8/15/2007		91	98
Textron Financial Corp.	2.611%	8/28/2007	(1)	325	325
TRW, Inc.	8.75%	5/15/2006		400	427
Tyco International Group SA	6.375%	2/15/2006		350	361
Tyco International Group SA	5.80%	8/1/2006		920	954
Tyco International Group SA	6.375%	10/15/2011		235	259
United Technologies Corp.	4.875%	11/1/2006		540	554
WMX Technologies Inc.	7.00%	10/15/2006		300	318

Communication (5.4%)
America Movil SA de C.V	4.125%	3/1/2009		375	369
AT&T Wireless Services, Inc.	7.35%	3/1/2006		750	785
AT&T Wireless Services, Inc.	7.50%	5/1/2007		475	516
British Sky Broadcasting Corp.	6.875%	2/23/2009		115	126
British Telecommunications PLC	7.875%	12/15/2005	(3)	1,575	1,642
Cingular Wireless	5.625%	12/15/2006		150	156
Clear Channel Communications, Inc.	3.125%	2/1/2007		200	197
Clear Channel Communications, Inc.	4.625%	1/15/2008		795	808
Clear Channel Communications, Inc.	4.25%	5/15/2009		850	840
Comcast Cable Communications, Inc.	6.375%	1/30/2006		325	335
Comcast Cable Communications, Inc.	8.375%	5/1/2007		300	332
Comcast Corp.	5.85%	1/15/2010		300	321
Cox Communications, Inc.	3.875%	10/1/2008		125	123
Cox Communications, Inc.	4.625%	1/15/2010	(2)	600	598
Deutsche Telekom International Finance	8.25%	6/15/2005	(3)	1,525	1,560
France Telecom	7.95%	3/1/2006	(3)	685	720
GTE Corp.	6.36%	4/15/2006		1,300	1,349
New York Times Co.	7.625%	3/15/2005		300	303
News America, Inc.	6.625%	1/9/2008		630	679
NYNEX Corp.	9.55%	5/1/2010		309	350
Pacific Bell	6.875%	8/15/2006		260	274
R.R. Donnelley & Sons Co.	5.00%	11/15/2006		110	113
SBC Communications, Inc.	4.125%	9/15/2009		550	549
Sprint Capital Corp.	6.00%	1/15/2007		220	230
Sprint Capital Corp.	6.125%	11/15/2008		500	536
Sprint Capital Corp.	6.375%	5/1/2009		420	456
Telecom Italia Capital	4.00%	11/15/2008		600	597
Tele-Communications, Inc.	7.25%	8/1/2005		875	896
Telecorp PCS Inc.	10.625%	7/15/2010		250	273
Telefonos de Mexico SA	8.25%	1/26/2006		1,010	1,060
Telefonos de Mexico SA	4.50%	11/19/2008		750	755
Telus Corp.	7.50%	6/1/2007		380	413
Univision Communications, Inc.	2.875%	10/15/2006		275	272
Univision Communications, Inc.	3.50%	10/15/2007		500	494
USA Interactive	7.00%	1/15/2013		450	496
USA Networks, Inc.	6.75%	11/15/2005		325	334
Verizon Wireless Capital	5.375%	12/15/2006		1,325	1,372

Consumer Cyclical (4.6%)
American Honda Finance	2.38%	1/27/2006	(1)(2)	600	601
Carnival Corp.	3.75%	11/15/2007		400	399
Cendant Corp.	6.25%	1/15/2008		475	507
Centex Corp.	4.55%	11/1/2010		130	130
CVS Corp.	4.00%	9/15/2009		225	224
CVS Corp.	6.117%	1/10/2013	(2)	649	694
DaimlerChrysler North America Holding Corp.	7.75%	6/15/2005		240	245
DaimlerChrysler North America Holding Corp.	2.94%	9/10/2007	(1)	600	602
DaimlerChrysler North America Holding Corp.	4.05%	6/4/2008		600	598
DaimlerChrysler North America Holding Corp.	7.20%	9/1/2009		250	278
Delphi Corp.	6.55%	6/15/2006		190	196
Delphi Corp.	6.50%	5/1/2009		200	206
Ford Motor Credit Co.	6.50%	1/25/2007		500	520
Ford Motor Credit Co.	7.375%	10/28/2009		450	485
Ford Motor Credit Co.	5.70%	1/15/2010		200	202

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

10

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
General Motors Acceptance Corp.	6.125%	2/1/2007		$ 575	$ 591
General Motors Acceptance Corp.	4.375%	12/10/2007		450	444
Harley Davidson Inc.	3.625%	12/15/2008	(2)	250	248
Home Depot Inc.	5.375%	4/1/2006		300	308
International Speedway Corp.	4.20%	4/15/2009		580	579
Johnson Controls, Inc.	5.00%	11/15/2006		110	113
Liberty Media Corp.	3.99%	9/17/2006	(1)	1,250	1,265
May Department Stores Co.	3.95%	7/15/2007		225	226
May Department Stores Co.	5.95%	11/1/2008		460	487
Mohawk Industries Inc.	6.50%	4/15/2007		350	372
Nine West Group Inc.	8.375%	8/15/2005		778	803
Pulte Homes, Inc.	7.30%	10/24/2005		175	180
Target Corp.	5.95%	5/15/2006		670	694
Target Corp.	7.50%	7/15/2006		500	531
Target Corp.	5.375%	6/15/2009		125	132
Time Warner, Inc.	6.125%	4/15/2006		235	243
Time Warner, Inc.	8.11%	8/15/2006		370	397
Time Warner, Inc.	6.15%	5/1/2007		500	529
Toyota Motor Credit Corp.	2.42%	9/9/2005	(1)(3)	1,100	1,101
Viacom International Inc.	6.40%	1/30/2006		700	723
Viacom International Inc.	5.625%	5/1/2007		350	367
Wal-Mart Stores, Inc.	4.375%	7/12/2007		1,000	1,023
Yum! Brands Inc.	8.50%	4/15/2006		120	128
Yum! Brands Inc.	7.65%	5/15/2008		600	668
Yum! Brands Inc.	8.875%	4/15/2011		200	246

Consumer Noncyclical(6.9%)
Abbott Laboratories	6.40%	12/1/2006		550	582
Aetna, Inc.	7.375%	3/1/2006		300	313
Altria Group, Inc.	5.625%	11/4/2008		250	259
Amgen Inc.	4.00%	11/18/2009	(2)	750	746
Anthem, Inc.	4.875%	8/1/2005		880	888
Beckman Instruments, Inc.	7.45%	3/4/2008		345	378
Brown-Forman Corp.	2.125%	3/15/2006		1,225	1,211
Brown-Forman Corp.	3.00%	3/15/2008		800	782
Cadbury Schweppes US Finance	3.875%	10/1/2008	(2)	1,130	1,126
Campbell Soup Co.	5.50%	3/15/2007		680	708
Cardinal Health, Inc.	4.45%	6/30/2005		400	402
Cargill Inc.	6.25%	5/1/2006	(2)	1,225	1,272
Clorox Co.	2.544%	12/14/2007	(1)(2)	550	550
Conagra, Inc.	6.00%	9/15/2006		500	520
Corn Products International Inc.	8.25%	7/15/2007		100	110
Diageo Capital PLC	6.125%	8/15/2005		150	153
Diageo Capital PLC	2.169%	4/20/2007	(1)	700	700
Diageo Capital PLC	3.375%	3/20/2008		500	495
Diageo Finance BV	3.00%	12/15/2006		1,100	1,091
Fortune Brands Inc.	2.875%	12/1/2006		620	614
Fred Meyer, Inc.	7.45%	3/1/2008		120	132
General Mills, Inc.	5.125%	2/15/2007		1,525	1,572
Guidant Corp.	6.15%	2/15/2006		675	696
H.J. Heinz Co.	6.00%	3/15/2008		225	240
HCA Inc.	6.75%	7/15/2013		200	208
Hormel Foods Corp.	6.625%	6/1/2011		100	112
Hospira, Inc.	4.95%	6/15/2009		460	469
Humana Inc.	7.25%	8/1/2006		530	559
Kellogg Co.	4.875%	10/15/2005		215	218
Kellogg Co.	6.00%	4/1/2006		1,210	1,250
Kraft Foods, Inc.	4.625%	11/1/2006		600	612
Kraft Foods, Inc.	5.25%	6/1/2007		500	518
Kraft Foods, Inc.	4.125%	11/12/2009		300	298
Kroger Co.	7.625%	9/15/2006		73	78
Kroger Co.	7.65%	4/15/2007		205	222
Kroger Co.	6.375%	3/1/2008		155	166
Manor Care Inc.	8.00%	3/1/2008		50	56
MedPartners Inc.	7.375%	10/1/2006		710	751

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

11

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Pepsi Bottling Holdings Inc.	5.625%	2/17/2009	(2)	$ 300	$ 319
PepsiAmericas Inc.	5.95%	2/15/2006		170	175
PepsiAmericas Inc.	3.875%	9/12/2007		600	603
Pepsico, Inc.	3.20%	5/15/2007		800	800
Quest Diagnostic, Inc.	6.75%	7/12/2006		885	928
Safeway, Inc.	3.80%	8/15/2005		1,000	1,004
Sara Lee Corp.	1.95%	6/15/2006		600	589
UnitedHealth Group, Inc.	3.375%	8/15/2007		225	224
UnitedHealth Group, Inc.	3.30%	1/30/2008		625	616
Wellpoint Health Networks Inc.	6.375%	6/15/2006		1,000	1,042

Energy (2.1%)
Anadarko Petroleum Corp.	3.25%	5/1/2008		235	231
Burlington Resources, Inc.	5.60%	12/1/2006		985	1,022
Conoco Funding Co.	5.45%	10/15/2006		1,000	1,036
Devon Energy Corp.	2.75%	8/1/2006		1,158	1,147
Encana Corp.	4.60%	8/15/2009		200	204
Global Santa Fe	5.00%	2/15/2013		175	177
Kerr-McGee Corp.	6.625%	10/15/2007		405	433
Occidental Petroleum	7.65%	2/15/2006		410	430
Occidental Petroleum	5.875%	1/15/2007		340	355
Occidental Petroleum	4.00%	11/30/2007		500	503
PF Export Receivables Master Trust	3.748%	6/1/2013	(2)	286	276
PF Export Receivables Master Trust	3.25%	12/1/2013	(1)(2)	360	360
PF Export Receivables Master Trust	6.436%	6/1/2015	(2)	483	492
Tosco Corp.	7.625%	5/15/2006		522	552
Tosco Corp.	7.25%	1/1/2007		335	358
Valero Energy Corp.	8.375%	6/15/2005		130	133
Valero Energy Corp.	7.375%	3/15/2006		525	550
Valero Energy Corp.	6.125%	4/15/2007		150	158

Technology (0.5%)
Computer Associates Inc.	4.75%	12/1/2009	(2)	150	151
Computer Sciences Corp.	7.50%	8/8/2005		100	103
Dell Inc.	6.55%	4/15/2008		300	326
Harris Corp.	6.35%	2/1/2028		800	853
Hewlett-Packard Co.	3.625%	3/15/2008		250	249
SunGard Data Systems, Inc.	3.75%	1/15/2009		175	170

Transportation (2.3%)
American Airlines, Inc.	3.857%	7/9/2010		276	274
American Airlines, Inc. Pass-Through Certificates	3.15%	9/23/2007	(1)	493	494
Burlington Northern Santa Fe Corp.	6.375%	12/15/2005		430	443
Burlington Northern Santa Fe Corp.	7.875%	4/15/2007		360	393
CSX Corp.	2.75%	2/15/2006		820	815
CSX Corp.	7.45%	5/1/2007		145	157
ERAC USA Finance Co.	7.35%	6/15/2008	(2)	145	161
FedEx Corp.	6.875%	2/15/2006		325	338
Fedex Corp.	2.65%	4/1/2007		500	490
Hertz Corp.	8.25%	6/1/2005		250	255
JetBlue Airways Corp.	2.865%	12/15/2013	(1)	550	551
JetBlue Airways Corp.	2.91%	3/15/2014	(1)	700	701
Jetblue Airways Corp.	2.74%	11/15/2016	(1)	440	442
MISC Capital Ltd.	5.00%	7/1/2009	(2)	350	360
MISC Capital Ltd.	6.125%	7/1/2014	(2)	225	242
Norfolk Southern Corp.	8.375%	5/15/2005		1,070	1,090
Norfolk Southern Corp.	7.35%	5/15/2007		27	29
Norfolk Southern Corp.	5.257%	9/17/2014		135	139
Quantas Airways	5.125%	6/20/2013	(2)	600	600
Southwest Airlines Co.	5.25%	10/1/2014		350	351
Union Pacific Corp.	5.75%	10/15/2007		700	735
Union Pacific Corp.	3.875%	2/15/2009		100	99

Other (1.4%)
Black & Decker Corp.	7.00%	2/1/2006		375	390

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

12

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Briggs & Stratton Corp.	8.875%	3/15/2011		$330	$401
Cintas Corp.	5.125%	6/1/2007		600	621
Parker Retirement Savings Plan Trust	6.34%	7/15/2008	(2)	152	159
Targeted Return Index Securities Trust 5-2002	5.94%	1/25/2007	(2)	1,338	1,385
Traded Custody Receipt	5.878%	3/1/2007	(2)	2,320	2,404

					109,664

Utilities (6.0%)
Electric (5.0%)
American Electric Power Co., Inc.	6.125%	5/15/2006		375	389
Appalachian Power Corp.	2.89%	6/29/2007	(1)(3)	225	225
Carolina Power & Light Co.	7.50%	4/1/2005		800	809
Constellation Energy Group, Inc.	7.875%	4/1/2005		230	233
Consumers Energy Co.	4.80%	2/17/2009		400	409
Detroit Edison Co.	5.05%	10/1/2005		500	507
Dominion Resources, Inc.	7.625%	7/15/2005		691	708
DTE Energy Co.	6.45%	6/1/2006		475	495
Entergy Gulf States	3.60%	6/1/2008		1,000	984
FirstEnergy Corp.	5.50%	11/15/2006		440	455
FPL Group Capital, Inc.	3.25%	4/11/2006		1,265	1,267
Georgia Power Co.	4.875%	7/15/2007		1,425	1,466
GWF Energy LLC	6.131%	12/30/2011	(2)	400	408
HQI Transelec Chile SA	7.875%	4/15/2011		880	1,015
Indiana Michigan Power Co.	6.125%	12/15/2006		335	351
MidAmerican Energy Holdings Co.	7.23%	9/15/2005		400	410
National Rural Utilities Cooperative Finance Corp.	3.00%	2/15/2006		1,250	1,247
Niagara Mohawk Power Corp.	9.75%	11/1/2005		165	173
NiSource Finance Corp.	7.625%	11/15/2005		680	704
NiSource Finance Corp.	3.20%	11/1/2006		175	174
Northern States Power Co.	2.875%	8/1/2006		475	471
Oncor Electric Delivery Co.	6.375%	5/1/2012		300	330
Pacific Gas & Electric Co.	3.60%	3/1/2009		1,000	986
PPL Capital Funding, Inc.	7.75%	4/15/2005		350	354
PPL Capital Funding, Inc.	8.375%	6/15/2007		675	743
PPL Capital Funding, Inc.	4.33%	3/1/2009		550	550
PSI Energy Inc.	6.65%	6/15/2006		445	464
Public Service Co. of Colorado	4.375%	10/1/2008		330	335
Public Service Co. of New Mexico	4.40%	9/15/2008		150	151
Public Service Electric & Gas	4.00%	11/1/2008		300	301
Puget Sound Energy Inc.	3.363%	6/1/2008		300	294
South Carolina Electric & Gas Co.	7.50%	6/15/2005		70	71
Southern California Edison Co.	2.352%	1/13/2006	(1)(3)	165	165
Southern California Edison Co.	8.00%	2/15/2007		415	452
SP PowerAssets Ltd.	3.80%	10/22/2008	(2)	500	496
Texas-New Mexico Power Co.	6.125%	6/1/2008		375	386
Virginia Electric & Power Co.	5.75%	3/31/2006		600	618

Natural Gas (1.0%)
AGL Capital Corp.	7.125%	1/14/2011		100	113
CenterPoint Energy	8.90%	12/15/2006		600	658
CenterPoint Energy	6.50%	2/1/2008		490	525
Energen Corp.	2.68%	11/15/2007	(1)	800	800
Enterprise Products Operating LP	8.25%	3/15/2005		175	177
Enterprise Products Operating LP	4.00%	10/15/2007	(2)	115	115
KeySpan Corp.	6.15%	6/1/2006		525	547
Panhandle Eastern Pipeline	2.75%	3/15/2007		180	176
Plains All American Pipeline LP	4.75%	8/15/2009	(2)	325	329
Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/2009	(2)	412	401
Yosemite Security Trust	8.25%	11/15/2004	††	370	154

					23,591

TOTAL CORPORATE BONDS
(Cost $330,162)					330,491

U.S.GOVERNMENT AND AGENCY OBLIGATIONS (12.6%)

U.S.Government Securities (2.6%)
U.S. Treasury Note	2.75%	8/15/2007		9,430	9,325

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

13

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
U.S. Treasury Note	3.375%	10/15/2009		$ 455	$ 451
U.S. Treasury Note	4.75%	5/15/2014		160	167
U.S. Treasury Note	4.25%	11/15/2014		400	401

					10,344

Mortgage-Backed Securities (10.0%)
Federal Home Loan Mortgage Corp.*	3.50%	3/15/2010	(1)	709	710
Federal Home Loan Mortgage Corp.*	3.699%	8/1/2033	(1)	301	299
Federal Home Loan Mortgage Corp.*	3.864%	8/1/2033	(1)	487	490
Federal Home Loan Mortgage Corp.*	3.874%	7/1/2033	(1)	1,942	1,934
Federal Home Loan Mortgage Corp.*	3.925%	6/1/2033	(1)	1,833	1,828
Federal Home Loan Mortgage Corp.*	4.00%	10/15/2018	(1)	853	858
Federal Home Loan Mortgage Corp.*	4.075%	5/1/2033	(1)	368	370
Federal Home Loan Mortgage Corp.*	4.093%	6/1/2033	(1)	615	617
Federal Home Loan Mortgage Corp.*	4.115%	5/1/2033	(1)	641	644
Federal Home Loan Mortgage Corp.*	4.223%	2/1/2033	(1)	618	622
Federal Home Loan Mortgage Corp.*	4.273%	1/1/2033	(1)	525	528
Federal Home Loan Mortgage Corp.*	4.50%	3/15/2022	(1)	461	467
Federal Home Loan Mortgage Corp.*	4.50%	5/15/2026	(1)	3,100	3,097
Federal Home Loan Mortgage Corp.*	4.616%	10/1/2032	(1)	519	527
Federal Home Loan Mortgage Corp.*	4.722%	9/1/2032	(1)	752	764
Federal Home Loan Mortgage Corp.*	4.821%	9/1/2032	(1)	346	352
Federal Home Loan Mortgage Corp.*	4.835%	8/1/2032	(1)	332	337
Federal Home Loan Mortgage Corp.*	4.867%	9/1/2032	(1)	655	667
Federal Home Loan Mortgage Corp.*	5.00%	5/15/2018	(1)	400	408
Federal Home Loan Mortgage Corp.*	5.00%	5/15/2018	(1)	500	515
Federal Home Loan Mortgage Corp.*	5.00%	9/15/2018	(1)	447	456
Federal Home Loan Mortgage Corp.*	6.00%	4/1/2017	(1)	485	508
Federal National Mortgage Assn.*	3.00%	8/25/2032	(1)	262	259
Federal National Mortgage Assn.*	3.426%	8/1/2033	(1)	531	524
Federal National Mortgage Assn.*	3.494%	8/1/2033	(1)	498	496
Federal National Mortgage Assn.*	3.50%	1/25/2009	(1)	763	764
Federal National Mortgage Assn.*	3.50%	9/25/2009	(1)	600	601
Federal National Mortgage Assn.*	3.585%	8/1/2033	(1)	437	436
Federal National Mortgage Assn.*	3.711%	7/1/2033	(1)	686	682
Federal National Mortgage Assn.*	3.714%	8/1/2033	(1)	896	891
Federal National Mortgage Assn.*	3.723%	6/1/2033	(1)	940	936
Federal National Mortgage Assn.*	3.724%	8/1/2033	(1)	192	190
Federal National Mortgage Assn.*	3.731%	9/1/2033	(1)	971	968
Federal National Mortgage Assn.*	3.768%	10/1/2033	(1)	533	531
Federal National Mortgage Assn.*	3.805%	8/1/2033	(1)	947	944
Federal National Mortgage Assn.*	3.81%	9/1/2033	(1)	1,933	1,927
Federal National Mortgage Assn.*	3.833%	7/1/2033	(1)	929	934
Federal National Mortgage Assn.*	3.93%	4/1/2033	(1)	1,531	1,534
Federal National Mortgage Assn.*	3.967%	5/1/2033	(1)	1,155	1,161
Federal National Mortgage Assn.*	4.009%	5/1/2033	(1)	315	318
Federal National Mortgage Assn.*	4.057%	5/1/2033	(1)	819	823
Federal National Mortgage Assn.*	4.088%	4/1/2033	(1)	383	386
Federal National Mortgage Assn.*	4.138%	5/1/2033	(1)	1,831	1,841
Federal National Mortgage Assn.*	4.209%	7/1/2033	(1)	2,328	2,342
Federal National Mortgage Assn.*	4.521%	12/1/2032	(1)	408	415
Federal National Mortgage Assn.*	4.851%	9/1/2032	(1)	304	310
Federal National Mortgage Assn.*	4.94%	9/1/2032	(1)	170	173
Federal National Mortgage Assn.*	5.227%	7/1/2032	(1)	167	171
Federal National Mortgage Assn.*	6.00%	12/1/2016	(1)	659	691
Federal National Mortgage Assn.*	6.50%	9/1/2016	(1)	457	485
Federal National Mortgage Assn.*	6.50%	9/1/2016	(1)	230	244
Federal National Mortgage Assn.*	7.00%	4/1/2013	(1)	397	419

					39,394

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $50,257)					49,738

SOVEREIGN BONDS (U.S. Dollar-Denominated)(0.7%)

Corporacion Andina de Fomenta	2.46%	1/26/2007	(1)	300	300
Export-Import Bank of Korea	4.125%	2/10/2009	(2)	450	448
Pemex Finance Ltd.	8.02%	5/15/2007		117	123

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

14

Short-Term Investment-Grade Portfolio	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Pemex Finance Ltd.	6.55	2/15/2008		$ 841	$ 845
Republic of Korea	4.875	9/22/2014		325	321
United Mexican States	4.625	10/8/2008		500	509

TOTAL SOVEREIGN BONDS
(Cost $2,588)					2,546

TAXABLE MUNICIPAL BONDS (0.6%)
California Dept. of Water Resources Power Supply Rev	3.975	5/1/2005		1,650	1,656
Texas Municipal Gas Corp.	2.60	7/1/2007	(2)	510	507

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $2,165)					2,163

PREFERRED STOCK
				Shares

Public Storage, 6.60%
(Cost $176)				7,050	179

TEMPORARY CASH INVESTMENT (1.5%)

Vanguard Market Liquidity Fund, 2.26%†
(Cost $5,739)				5,739,256	5,739

TOTAL INVESTMENTS (99.2%)
(Cost $391,087)					390,856

OTHER ASSETS AND LIABILITIES (0.8%)
Other Assets-Note B					4,412
Liabilities					(1,086)

					3,326

NET ASSETS (100%)

Applicable to 37,128,949 outstanding $.001 par value shares of beneficial interest (unlimited Authorization)					$394,182

NET ASSET VALUE PER SHARE					$10.62

^See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action. **Securities with a value of $1,025,000 have been segregated as initial margin for open futures contracts.
**Securities with a value of $1,025,000 have been segregated as initial margin for open futures contracts.
†Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
††Non-income-producing security—security in default.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate value of these securities was $45,219,000, representing 11.5% of net assets.
(3)Adjustable-rate note.

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$382,822	$10.32
Undistributed Net Investment Income	12,540.34
Accumulated Net Realized Losses	(765)	(.02)
Unrealized Appreciation (Depreciation)
Investment Securities	(231)	(.01)
Futures Contracts	54	—
Swap Contracts	(238)	(.01)

NET ASSETS	$394,182	$10.62

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

15

STATEMENT OF OPERATIONS

Short-Term Investment-Grade Portfolio Year Ended December 31, 2004 (000)
INVESTMENT INCOME
Income
Interest	$13,659
Dividends	3
Security Lending	4

Total Income	13,666

Expenses
The Vanguard Group-Note B
Investment Advisory Services	51
Management and Administrative	461
Marketing and Distribution	66
Custodian Fees	9
Auditing Fees	21
Shareholders' Reports	4

Total Expenses	612

NET INVESTMENT INCOME	13,054

REALIZED NET GAIN (LOSS)
Investment Securities Sold	587
Futures Contracts	(827)
Swap Contracts	329

REALIZED NET GAIN (LOSS)	89

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(5,248)
Futures Contracts	169
Swap Contracts	(305)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(5,384)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$7,759

STATEMENT OF CHANGES IN NET ASSETS

	Short-Term Investment-Grade Portfolio
	Year Ended December 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 13,054	$ 12,691
Realized Net Gain (Loss)	89	1,504
Change in Unrealized Appreciation
(Depreciation)	(5,384)	(1,961)

Net Increase (Decrease) in Net Assets
Resulting from Operations	7,759	12,234

Distributions
Net Investment Income	(13,101)	(10,341)
Realized Capital Gain	—	—

Total Distributions	(13,101)	(10,341)

Capital Share Transactions[1]
Issued	133,379	149,181
Issued in Lieu of Cash Distributions	13,101	10,341
Redeemed	(136,594)	(69,554)
Net Increase (Decrease) from
Capital Share Transactions	9,886	89,968

Total Increase (Decrease)	4,544	91,861

Net Assets
Beginning of Period	389,638	297,777

End of Period	$394,182	$389,638

[1]Shares Issued (Redeemed)
Issued	12,575	14,004
Issued in Lieu of Cash Distributions	1,241	992
Redeemed	(12,963)	(6,531)

Net Increase (Decrease) in
Shares Outstanding	853	8,465

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

16

FINANCIAL HIGHLIGHTS

Short-Term Investment-Grade Portfolio
	Year Ended December 31,				Year Ended September 30,
				Oct. 1 to Dec. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2001	2000
Net Asset Value, Beginning of Period	$10.74	$10.71	$10.40	$10.40	$ 9.72	$9.75
Investment Operations
Net Investment Income	.33	.31	.32	.115	.581	.646
Net Realized and Unrealized Gain (Loss) on Investments	(.11)	.06	.31	(.115)	.430	(.030)

Total from Investment Operations	.22	.37	.63	—	1.011	.616

Distributions
Dividends from Net Investment Income	(.34)	(.34)	(.32)	—	(.331)	(.646)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.34)	(.34)	(.32)	—	(.331)	(.646)

Net Asset Value, End of Period	$10.62	$10.74	$10.71	$10.40	$10.40	$9.72

Total Return	2.07%	3.55%	6.25%	0.00%	10.65%	6.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$394	$390	$298	$142	$128	$63
Ratio of Total Expenses to Average Net Assets	0.15%	0.20%	0.23%	0.21%**	0.21%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.16%	3.49%	4.65%	5.50%**	6.33%	6.74%
Portfolio Turnover Rate	33%	51%	72%	15%	46%	44%

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio (formerly Vanguard Variable Insurance Fund Short-Term Corporate Portfolio) is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard(R)Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Futures Contracts: The portfolio may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, U.S. Treasury Note, and interest rate swap futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The portfolio may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The portfolio may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Swaps: The portfolio has entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, the portfolio receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio has also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the portfolio receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the portfolio agrees to pay the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the portfolio invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counterparty requires the portfolio to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio from the counterparty will be significantly less than the amount paid by the portfolio for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the products.

4.	Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7.	Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral (cash or U.S. government and agency securities) at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, and/or fees received from borrowers, less expenses associated with the loan.

8.	Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $56,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.   Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2004, the portfolio realized gains on certain of its swap contracts of $182,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2004, the portfolio had $12,707,000 of ordinary income available for distribution. The portfolio had available realized losses of $587,000 to offset future net capital gains of $324,000 through December 31, 2010, and $263,000 through December 31, 2012.

At December 31, 2004, net unrealized depreciation of investment securities for tax purposes was $354,000, consisting of unrealized gains of $5,725,000 on securities that had risen in value since their purchase and $6,079,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2004, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
5-Year Treasury Note	195	$21,359	$40
10-Year Treasury Note	22	2,463	14

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At December 31, 2004, the portfolio had the following open

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

18

swap contracts:

Credit Default Swaps
Reference Entity	Termination Date	Dealer*	Notional Amount (000)	Premium Received	Unrealized Appreciation (Depreciation) (000)
Coca-Cola Co.	12/29/2006	DBS	$1,275	0.18%	$1
Coca-Cola Co.	1/2/2007	DBS	1,125	0.18%	1
Fifth Third Bank	4/2/2007	DBS	883	0.45%	—

					$2

Interest Rate Swaps

			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest	Appreciation
		Amount	Received	Received	(Depreciation)
Termination Date	Dealer*	(000)	(Paid)	(Paid)	(000)

2/25/2005	LEH	$900	1.815	(2.38%)**	$(1)
5/4/2005	LEH	650	1.500	(2.19%)**	(2)
9/9/2005	LEH	1,100	2.091%	(2.36%)†	(6)
12/13/2005	ABN	1,100	1.948	(2.47%)**	(11)
12/15/2005	LEH	650	2.935	(2.49%)**	(1)
1/27/2006	LEH	1,500	2.551	(2.11%)**	(9)
2/15/2006	LEH	2,050	2.578	(2.29%)**	(13)
4/10/2006	BA	2,000	2.419	(2.06%)**	(19)
5/11/2006	DBS	3,350	2.961	(2.27%)**	(11)
6/1/2006	ABN	1,360	3.000	(2.40%)**	(4)
7/23/2006	DBS	535	3.055	(2.10%)**	(2)
9/15/2006	LEH	675	2.680	(2.49%)**	(7)
9/15/2006	LEH	675	2.571	(2.49%)**	(8)
9/18/2006	LEH	1,250	2.578	(2.49%)**	(16)
12/10/2006	LEH	650	3.152	(2.46%)**	(3)
1/26/2007	DBS	300	2.607	(2.11%)**	(5)
3/9/2007	JPM	800	3.108	(2.45%)**	(6)
3/12/2007	DBS	350	2.698	(2.46%)**	(6)
4/2/2007	DBS	883	3.085	(2.02%)**	(8)
4/5/2007	LEH	1,000	2.708	(2.03%)**	(17)
5/25/2007	ABN	1,240	3.193	(2.38%)**	(9)
6/14/2007	DBS	900	3.220	(2.48%)**	(7)
7/20/2007	DBS	1,750	3.338	(2.08%)**	(9)
9/28/2007	LEH	2,000	3.216	(2.55%)**	(20)
10/5/2007	DBS	250	3.345	(2.03%)**	(2)
10/15/2007	LEH	800	3.235%	(2.40%)†	(8)
11/1/2007	ABN	760	3.163	(2.16%)**	(9)
1/15/2008	LEH	1,300	3.345	(2.17%)**	(12)
6/2/2009	DBS	1,350	3.765	(2.41%)**	(9)

					$(240)

*ABN-ABN AMRO
BA–Bank of America.
DBS–Deutsche Bank Securities.
JPM–J.P. Morgan Securities.
LEH–Lehman Brothers Special Financing Inc.
**Based on three-month London InterBank Offered Rate (LIBOR).
†Based on one-month London InterBank Offered Rate (LIBOR).

D.   During the year ended December 31, 2004, the portfolio purchased $124,620,000 of investment securities and sold $92,537,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $39,526,000 and $30,822,000, respectively.

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Investment-Grade Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

VANGUARD VARIABLE INSURANCE FUND
SHORT-TERM INVESTMENT-GRADE PORTFOLIO

20

VANGUARD® TOTAL BOND MARKET INDEX PORTFOLIO

During 2004, the Total Bond Market Index Portfolio returned 4.2%, nearly matching the 4.3% return of its benchmark, the Lehman Brothers Aggregate Bond Index. Your portfolio outperformed the average return of intermediate-term investment-grade bond funds. At year-end, the portfolio’s current yield was 4.16%, up 8 basis points (0.08 percentage point) from its yield at the start of 2004.

The table below presents the returns of your portfolio and its comparative standards for both the past year and the past decade. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Total Returns		Ten Years Ended December 31,2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment
Total Bond Market Index Portfolio	4.2%	7.4%	$20,379
Lehman Aggregate Bond Index	4.3	7.7	21,038
Average Intermediate
Investment Grade Debt Fund*	3.9	6.6	18,881

BONDS FOLLOWED A CIRCUITOUS ROUTE TO THE EXPECTED RESULT

The Total Bond Market Index Portfolio’s 2004 return of 4.2% was roughly what might have been expected at the start of the year, when the benchmark 10-year U.S. Treasury note was yielding 4.25% and similar-maturity corporate bonds were yielding an additional 1 to 2 percentage points. Throughout the year, however, fixed income returns seemed to be veering away from initial expectations. Interest rates fell sharply early in the period, boosting bond prices as government reports indicated that the economic expansion might be stalling. During the next few months, the trend reversed. Rates rose sharply, as the economy demonstrated renewed vigor and the Federal Reserve Board began boosting rates to short-circuit any acceleration in the inflation rate. By year-end, long- and intermediate-term rates had again changed direction, settling near their levels at the start of the period. These tos-and-fros more or less netted out in your portfolio’s 4.2% return, which consisted of 5.3 percentage points in income and a –1.1 percentage point decline in capital value.

Your portfolio was a great success as judged against the standard for an index fund: the ability to capture the return of its benchmark, a theoretical construct that incurs no costs. The Total Bond Market Index Portfolio trailed the Lehman Aggregate Bond Index benchmark by just 0.1 percentage point, a tribute to the trading and portfolio-construction talents of Vanguard Fixed Income Group, the portfolio’s advisor. Moreover, as stated, the portfolio also outpaced its average mutual fund competitor.

The Total Bond Market Index Portfolio’s longer-term return has been similarly impressive, despite an unusual and notable shortfall relative to the index in 2002. During the past decade, the portfolio produced an annualized return of 7.4% (just 0.3 percentage point less than that of the index), transforming an initial investment of $10,000 into $20,379. By contrast, the average return of comparable mutual funds was 6.6%, transforming $10,000 into $18,881.

During the past year and decade, the Total Bond Market Index Portfolio has proven to be an excellent vehicle for capturing the returns of the investment-grade bond market. The strong results reflect a combination of skilled management, broad diversification, and low operating costs. (For more information about costs, see “About Your Portfolio’s Expenses”.) Low costs are important in any asset class. In the relatively low-returning fixed income market, they’re critical.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

PORTFOLIO PROFILE	TOTAL BOND MARKET INDEX PORTFOLIO As of December 31, 2004

Financial Attributes	Portfolio	Target Index*
Number of Issues	1,226	5,836
Yield	4.2%	-
Yield to Maturity	4.4%**	4.4%
Average Coupon	5.7%	5.4%
Average Effective Maturity	7.2 years	7.1 years
Average Quality+	Aa1	Aa1
Average Duration	4.3 years	4.3 years
Expense Ratio	0.17%	-
Short-Term Reserves	0%	-

Volatility Measures
		Target
	Portfolio	Index*
R-Squared	0.98	1.00
Beta	0.98	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year	2%
1-5 Years	42
5-10 Years	42
10-20 Years	8
20-30 Years	6

Total	100%

Sector Diversification†† (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	4%
Finance	8
Foreign	4
Government Mortgage-Backed	35
Industrial	12
Treasury/Agency	35
Utilities	2

Total	100%

Distribution by Credit Quality† (% of portfolio)

Aaa	77%
Aa	3
A	10
Baa	10

Total	100%

Investment Focus

  *Lehman Aggregate Bond Index.
**Before expenses.
  †Source: Moody’s Investors Service.
††The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

PERFORMANCE SUMMARY
TOTAL BOND MARKET INDEX PORTFOLIO
As of December 31, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance December 31, 1994-December 31,2004

	Average Annual Total Returns Periods Ended December 31, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Total Bond Market Index Portfolio	4.20%	7.19%	7.38%	$20,379
Lehman Aggregate Bond Index	4.34	7.71	7.72	21,038
Average Intermediate Investment Grade Debt Fund*	3.85	6.80	6.56	18,881

Fiscal-Year Total Returns December 31, 1994-December 31,2004

*Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

VANGUARD VARIABLE INSURANCE FUNDTOTAL
BOND MARKET INDEX PORTFOLIO

ABOUT YOUR PORTFOLIO'S EXPENSES E	TOTAL BOND MARKET INDEX PORTFOLIO As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2004
Total Bond Market Index Portfolio	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*
Based on Actual
Fund Return	$1,000.00	$1,041.74	$0.82

Based on Hypothetical
5% Yearly Return	1,000.00	$1,024.33	$0.81

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Expense Ratios:
Your portfolio compared with its peer group

	Portfolio	Average Intermediate Investment Grade Debt Fund
Total Bond Market Index Portfolio	0.17%	0.98%*

*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

FINANCIAL STATEMENTS	As of December 31, 2004
STATEMENT OF NET ASSETS

Total Bond Market Index Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (69.7%)

U.S. Government Securities (24.5%)
U.S. Treasury Bond	10.00%	5/15/2010	$ 1,825	$ 1,874
U.S. Treasury Bond	10.375%	11/15/2012	725	865
U.S. Treasury Bond	12.00%	8/15/2013	1,200	1,548
U.S. Treasury Bond	13.25%	5/15/2014	170	237
U.S. Treasury Bond	12.50%	8/15/2014	275	379
U.S. Treasury Bond	9.875%	11/15/2015	750	1,108
U.S. Treasury Bond	9.25%	2/15/2016	2,300	3,283
U.S. Treasury Bond	8.75%	5/15/2017	3,550	4,974
U.S. Treasury Bond	8.875%	8/15/2017	6,600	9,352
U.S. Treasury Bond	9.125%	5/15/2018	50	73
U.S. Treasury Bond	8.875%	2/15/2019	3,750	5,396
U.S. Treasury Bond	8.125%	8/15/2019	3,345	4,568
U.S. Treasury Bond	8.50%	2/15/2020	175	247
U.S. Treasury Bond	8.75%	8/15/2020	150	217
U.S. Treasury Bond	8.125%	8/15/2021	1,025	1,419
U.S. Treasury Bond	8.00%	11/15/2021	1,795	2,463
U.S. Treasury Bond	7.25%	8/15/2022	2,085	2,687
U.S. Treasury Bond	7.625%	11/15/2022	1,590	2,125
U.S. Treasury Bond	7.125%	2/15/2023	1,145	1,462
U.S. Treasury Bond	6.75%	8/15/2026	2,045	2,551
U.S. Treasury Bond	6.625%	2/15/2027	2,515	3,099
U.S. Treasury Bond	6.375%	8/15/2027	660	793
U.S. Treasury Bond	5.50%	8/15/2028	1,225	1,325
U.S. Treasury Bond	5.25%	11/15/2028	935	980
U.S. Treasury Note	1.875%	12/31/2005	2,075	2,057
U.S. Treasury Note	1.875%	1/31/2006	100	99
U.S. Treasury Note	1.625%	2/28/2006	4,450	4,389
U.S. Treasury Note	2.25%	4/30/2006	875	868
U.S. Treasury Note	6.875%	5/15/2006	825	869
U.S. Treasury Note	2.50%	5/31/2006	4,650	4,624
U.S. Treasury Note	2.75%	6/30/2006	450	449
U.S. Treasury Note	7.00%	7/15/2006	7,750	8,225
U.S. Treasury Note	6.50%	10/15/2006	7,915	8,390
U.S. Treasury Note	3.125%	5/15/2007	8,600	8,596
U.S. Treasury Note	6.625%	5/15/2007	7,900	8,527
U.S. Treasury Note	2.75%	8/15/2007	1,150	1,137
U.S. Treasury Note	6.125%	8/15/2007	7,475	8,024
U.S. Treasury Note	3.00%	11/15/2007	4,800	4,771
U.S. Treasury Note	5.625%	5/15/2008	2,600	2,790
U.S. Treasury Note	3.125%	10/15/2008	550	544
U.S. Treasury Note	3.375%	12/15/2008	3,400	3,390
U.S. Treasury Note	3.25%	1/15/2009	9,425	9,344
U.S. Treasury Note	2.625%	3/15/2009	300	290
U.S. Treasury Note	3.875%	5/15/2009	7,550	7,663
U.S. Treasury Note	6.00%	8/15/2009	375	414
U.S. Treasury Note	5.00%	2/15/2011	50	53
U.S. Treasury Note	4.375%	8/15/2012	6,225	6,377
U.S. Treasury Note	4.25%	8/15/2013	10,825	10,908

				155,823

Agency Bonds and Notes (10.0%)
Federal Farm Credit Bank*	3.25%	6/15/2007	925	922
Federal Farm Credit Bank*	3.00%	12/17/2007	275	271
Federal Farm Credit Bank*	3.375%	7/15/2008	200	199
Federal Home Loan Bank*	5.125%	3/6/2006	2,050	2,097
Federal Home Loan Bank*	2.50%	3/15/2006	1,600	1,589
Federal Home Loan Bank*	2.25%	5/15/2006	1,350	1,334
Federal Home Loan Bank*	6.50%	8/15/2007	1,450	1,559
Federal Home Loan Bank*	5.865%	9/2/2008	1,100	1,180
Federal Home Loan Bank*	7.625%	5/14/2010	1,850	2,165

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Federal Home Loan Bank*	5.75%	5/15/2012		$ 1,700	$ 1,845
Federal Home Loan Bank*	4.50%	11/15/2012		1,250	1,256
Federal Home Loan Mortgage Corp.*	5.25%	1/15/2006		2,500	2,556
Federal Home Loan Mortgage Corp.*	2.375%	4/15/2006		2,000	1,982
Federal Home Loan Mortgage Corp.*	5.50%	7/15/2006		2,750	2,845
Federal Home Loan Mortgage Corp.*	2.875%	12/15/2006		750	744
Federal Home Loan Mortgage Corp.*	4.875%	3/15/2007		2,800	2,889
Federal Home Loan Mortgage Corp.*	6.625%	9/15/2009		1,750	1,953
Federal Home Loan Mortgage Corp.*	5.875%	3/21/2011		250	269
Federal Home Loan Mortgage Corp.*	5.75%	1/15/2012		2,000	2,173
Federal Home Loan Mortgage Corp.*	5.125%	7/15/2012		1,100	1,152
Federal Home Loan Mortgage Corp.*	4.50%	1/15/2013		1,150	1,154
Federal Home Loan Mortgage Corp.*	4.00%	6/12/2013		325	306
Federal Home Loan Mortgage Corp.*	4.50%	7/15/2013		500	501
Federal Home Loan Mortgage Corp.*	6.75%	9/15/2029		400	482
Federal Home Loan Mortgage Corp.*	6.75%	3/15/2031		775	940
Federal Home Loan Mortgage Corp.*	6.25%	7/15/2032		425	486
Federal National Mortgage Assn.*	5.50%	2/15/2006		2,475	2,540
Federal National Mortgage Assn.*	3.125%	7/15/2006		1,500	1,499
Federal National Mortgage Assn.*	5.00%	1/15/2007		1,000	1,032
Federal National Mortgage Assn.*	7.125%	3/15/2007		1,250	1,349
Federal National Mortgage Assn.*	5.25%	4/15/2007		1,500	1,562
Federal National Mortgage Assn.*	6.625%	10/15/2007		750	812
Federal National Mortgage Assn.*	6.00%	5/15/2008		2,825	3,037
Federal National Mortgage Assn.*	6.625%	9/15/2009		5,060	5,646
Federal National Mortgage Assn.*	7.25%	1/15/2010		3,010	3,456
Federal National Mortgage Assn.*	6.25%	2/1/2011		400	438
Federal National Mortgage Assn.*	6.00%	5/15/2011		650	714
Federal National Mortgage Assn.*	5.375%	11/15/2011		275	293
Federal National Mortgage Assn.*	6.125%	3/15/2012		1,450	1,610
Federal National Mortgage Assn.*	4.625%	5/1/2013		475	470
Federal National Mortgage Assn.*	4.625%	10/15/2013		250	252
Federal National Mortgage Assn.*	7.125%	1/15/2030		1,425	1,791
Private Export Funding Corp. (U.S. Government Guaranteed)	7.20%	1/15/2010		400	458
State of Israel (U.S. Government Guaranteed)	5.50%	9/18/2023		150	158
State of Israel (U.S. Government Guaranteed)	5.50%	12/4/2023		50	53
State of Israel (U.S. Government Guaranteed)	5.50%	4/26/2024		75	79
Tennessee Valley Auth.*	7.125%	5/1/2030		1,000	1,258

					63,356

Mortgage-Backed Securities (35.2%)
Federal Home Loan Mortgage Corp.*	4.00%	8/1/2008-12/1/2019	(1)	4,375	4,310
Federal Home Loan Mortgage Corp.*	4.50%	3/1/2009-5/1/2034	(1)	13,905	13,877
Federal Home Loan Mortgage Corp.*	5.00%	3/1/2008-12/1/2034	(1)	25,231	25,321
Federal Home Loan Mortgage Corp.*	5.50%	1/1/2007-11/1/2035	(1)	23,359	23,836
Federal Home Loan Mortgage Corp.*	6.00%	7/1/2005-7/1/2034	(1)	10,437	10,825
Federal Home Loan Mortgage Corp.*	6.50%	1/1/2005-9/1/2033	(1)	4,588	4,830
Federal Home Loan Mortgage Corp.*	7.00%	9/1/2007-2/1/2032	(1)	2,364	2,508
Federal Home Loan Mortgage Corp.*	7.50%	1/1/2007-12/1/2030	(1)	751	797
Federal Home Loan Mortgage Corp.*	8.00%	10/1/2009-7/1/2030	(1)	557	603
Federal Home Loan Mortgage Corp.*	8.50%	5/1/2006-11/1/2030	(1)	157	170
Federal Home Loan Mortgage Corp.*	9.00%	5/1/2027-5/1/2030	(1)	25	28
Federal Home Loan Mortgage Corp.*	9.50%	1/1/2025-2/1/2025	(1)	9	10
Federal Home Loan Mortgage Corp.*	10.00%	3/1/2017-11/1/2019	(1)	8	8
Federal National Mortgage Assn.*	4.00%	12/1/2010-6/1/2019	(1)	2,675	2,632
Federal National Mortgage Assn.*	4.50%	9/1/2011-9/1/2034	(1)	11,700	11,581
Federal National Mortgage Assn.*	5.00%	9/1/2009-7/1/2034	(1)	29,115	29,180
Federal National Mortgage Assn.*	5.50%	1/1/2017-9/1/2034	(1)	33,191	33,827
Federal National Mortgage Assn.*	6.00%	11/1/2008-8/1/2034	(1)	17,126	17,769
Federal National Mortgage Assn.*	6.50%	8/1/2008-3/1/2034	(1)	8,877	9,331
Federal National Mortgage Assn.*	7.00%	10/1/2007-11/1/2033	(1)	2,733	2,906
Federal National Mortgage Assn.*	7.50%	1/1/2007-7/1/2032	(1)	920	987
Federal National Mortgage Assn.*	8.00%	2/1/2008-11/1/2030	(1)	309	337
Federal National Mortgage Assn.*	8.50%	11/1/2006-4/1/2031	(1)	129	140
Federal National Mortgage Assn.*	9.00%	6/1/2022-12/1/2024	(1)	28	32
Federal National Mortgage Assn.*	9.50%	12/1/2018-2/1/2025	(1)	17	20

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Federal National Mortgage Assn.*	10.00%	8/1/2020-8/1/2021	(1)	$ 9	$11
Federal National Mortgage Assn.*	10.50%	8/1/2020	(1)	3	3
Government National Mortgage Assn	4.50%	8/15/2018-9/15/2033	(1)	651	643
Government National Mortgage Assn	5.00%	1/20/2018-3/1/2035	(1)	4,916	4,943
Government National Mortgage Assn	5.50%	6/15/2018-10/15/2034	(1)	8,492	8,686
Government National Mortgage Assn	6.00%	3/15/2009-8/15/2034	(1)	6,062	6,292
Government National Mortgage Assn	6.50%	10/15/2008-3/1/2035	(1)	3,464	3,655
Government National Mortgage Assn	7.00%	10/15/2008-1/15/2032	(1)	1,451	1,544
Government National Mortgage Assn	7.50%	5/15/2008-1/15/2031	(1)	671	724
Government National Mortgage Assn	8.00%	3/15/2008-12/15/2030	(1)	428	468
Government National Mortgage Assn	8.50%	7/15/2009-7/15/2030	(1)	144	155
Government National Mortgage Assn	9.00%	4/15/2016-7/15/2030	(1)	142	158
Government National Mortgage Assn	9.50%	4/15/2017-12/15/2021	(1)	31	34
Government National Mortgage Assn	10.00%	5/15/2020-1/15/2025	(1)	13	13
Government National Mortgage Assn	10.50%	5/15/2019	(1)	14	15
Government National Mortgage Assn	11.00%	10/15/2015	(1)	7	8
Government National Mortgage Assn	11.50%	2/15/2013	(1)	4	5

					223,222

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $434,919)					442,401

CORPORATE BONDS (25.5%)

Asset-Backed/Commercial Mortgage-Backed Securities (4.0%)
Bear Stearns Commercial Mortgage Securities, Inc.	5.61%	11/15/2033	(1)	2,100	2,228
Commercial Mortgage Lease-Backed Certificate	6.746%	6/20/2031	(1)	1,320	1,454
Countrywide Home Loans	4.528%	9/19/2032	(1)	48	48
Countrywide Home Loans	4.109%	5/25/2033	(1)	686	682
Credit Suisse First Boston Mortgage Securities Corp.	6.38%	12/16/2035	(1)	3,500	3,817
First Union National Bank Commercial Mortgage Trust	6.223%	12/12/2033	(1)	2,100	2,287
Fleet Credit Card Master Trust II	2.75%	4/15/2008	(1)	2,000	1,996
Honda Auto Receivables Owner Trust	4.22%	4/16/2007	(1)	685	690
M&I Auto Loan Trust	3.04%	10/20/2008	(1)	900	896
MBNA Credit Card Master Note Trust	4.95%	6/15/2009	(1)	1,200	1,236
MBNA Master Credit Card Trust	7.00%	2/15/2012	(1)	400	452
Morgan Stanley Capital I	4.97%	4/14/2040	(1)	1,217	1,225
Morgan Stanley Dean Witter Capital I	5.98%	1/15/2039	(1)	2,500	2,711
Nissan Auto Lease Trust	2.90%	8/15/2007	(1)	1,100	1,091
PNC Mortgage Acceptance Corp.	7.30%	10/12/2033	(1)	2,000	2,263
PSEG Transition Funding LLC	6.89%	12/15/2017	(1)	500	578
Salomon Brothers Mortgage Securities VII	4.128%	9/25/2033	(1)	1,227	1,218
USAA Auto Owner Trust	2.93%	7/16/2007	(1)	400	399
Washington Mutual Mortgage Pass-Through Certificates	5.502%	4/26/2032	(1)	113	114

					25,385

Finance (8.3%)
Banking (3.5%)
Abbey National PLC	7.95%	10/26/2029		450	578
ABN AMRO Bank NV	7.125%	6/18/2007		350	377
Bank of America Corp.	3.375%	2/17/2009		250	245
Bank of America Corp.	4.25%	10/1/2010		150	150
Bank of America Corp.	4.375%	12/1/2010		100	101
Bank of America Corp.	7.40%	1/15/2011		750	874
Bank of America Corp.	6.25%	4/15/2012		350	387
Bank of New York Co., Inc.	3.75%	2/15/2008		250	251
Bank One Corp.	2.625%	6/30/2008		50	48
Bank One Corp.	6.00%	2/17/2009		1,000	1,073
Bank One Corp.	7.875%	8/1/2010		50	58
Bank One NA (IL)	3.70%	1/15/2008		400	401
BankAmerica Corp.	5.875%	2/15/2009		300	322
BB&T Corp.	6.50%	8/1/2011		125	139
BB&T Corp.	5.20%	12/23/2015		125	127
BSCH Issuances Ltd.	7.625%	9/14/2010		375	436
Citicorp Capital II	8.015%	2/15/2027		500	563
Citicorp Lease Pass-Through Trust	7.22%	6/15/2005	(1)(2)	520	530
Citicorp Lease Pass-Through Trust	8.04%	12/15/2019	(1)(2)	500	616
Citigroup, Inc.	5.50%	8/9/2006		100	103

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Citigroup, Inc.	4.25%	7/29/2009		$ 175	$ 177
Citigroup, Inc.	5.625%	8/27/2012		100	107
Citigroup, Inc.	5.00%	9/15/2014	(2)	100	100
Citigroup, Inc.	6.625%	6/15/2032		100	113
Citigroup, Inc.	5.875%	2/22/2033		100	103
Citigroup, Inc.	6.00%	10/31/2033		250	258
CoreStates Capital Corp.	8.00%	12/15/2026	(2)	600	668
Deutsche Bank Financial LLC	5.375%	3/2/2015		225	232
First Tennessee Bank	5.05%	1/15/2015		50	50
Fleet Boston Financial Corp.	3.85%	2/15/2008		300	302
Fleet Capital Trust II	7.92%	12/11/2026		400	449
Golden West Financial Corp.	4.125%	8/15/2007		100	101
HSBC Bank USA	5.875%	11/1/2034		250	253
HSBC Holdings PLC	7.50%	7/15/2009		350	398
J.P. Morgan Chase & Co.	4.00%	2/1/2008		400	404
J.P. Morgan Chase & Co.	4.50%	1/15/2012		100	99
J.P. Morgan Chase & Co.	6.625%	3/15/2012		100	112
J.P. Morgan Chase & Co.	5.125%	9/15/2014		625	631
J.P. Morgan Chase & Co.	5.25%	5/1/2015		100	101
J.P. Morgan, Inc.	6.70%	11/1/2007		460	497
JPM Capital Trust II	7.95%	2/1/2027		50	56
Key Bank NA	5.00%	7/17/2007		200	207
Marshall & Ilsley Bank	4.125%	9/4/2007		325	330
Mellon Bank NA	4.75%	12/15/2014		50	50
Mellon Funding Corp.	5.00%	12/1/2014		300	305
National City Corp.	3.20%	4/1/2008		500	492
NB Capital Trust IV	8.25%	4/15/2027		200	225
North Fork Bancorp	5.875%	8/15/2012		150	160
PNC Bank NA	5.25%	1/15/2017		275	279
PNC Funding Corp.	5.25%	11/15/2015		100	101
Popular North America, Inc.	4.25%	4/1/2008		100	101
Regions Financial Corp.	6.375%	5/15/2012		100	111
Royal Bank of Scotland Group PLC	7.648%	8/29/2049		450	536
Salomon Smith Barney Holdings Inc.	5.875%	3/15/2006		650	671
Sanwa Bank Ltd.	8.35%	7/15/2009		100	117
Sanwa Bank Ltd.	7.40%	6/15/2011		200	229
Southtrust Corp.	5.80%	6/15/2014		50	53
Sumitomo Mitsui Banking Corp.	8.00%	6/15/2012		95	113
SunTrust Banks, Inc.	5.45%	12/1/2017		300	306
Swiss Bank Corp.	7.00%	10/15/2015		250	294
Swiss Bank Corp.	7.375%	6/15/2017		100	121
Synovus Financial Corp.	7.25%	12/15/2005		100	104
UFJ Finance Aruba AEC	6.75%	7/15/2013		100	111
Union Planters Corp.	7.75%	3/1/2011		300	353
UnionBanCal Corp.	5.25%	12/16/2013		50	51
US Bancorp	5.10%	7/15/2007		500	519
US Bank NA	2.85%	11/15/2006		100	99
US Bank NA	3.70%	8/1/2007		250	251
US Bank NA	4.95%	10/30/2014		25	25
Wachovia Corp.	3.625%	2/17/2009		400	395
Wachovia Corp.	5.25%	8/1/2014		175	180
Washington Mutual Bank	6.875%	6/15/2011		400	451
Washington Mutual Bank	5.50%	1/15/2013		300	311
Washington Mutual Bank	5.65%	8/15/2014		125	130
Washington Mutual Bank	5.125%	1/15/2015		50	50
Wells Fargo & Co.	5.125%	2/15/2007		500	518
Wells Fargo & Co.	5.25%	12/1/2007		450	470
Wells Fargo & Co.	3.125%	4/1/2009		100	97
Wells Fargo & Co.	4.20%	1/15/2010		125	126
Wells Fargo & Co.	4.95%	10/16/2013		350	355
Wells Fargo & Co.	5.125%	9/15/2016		100	101
World Savings Bank, FSB	4.125%	12/15/2009		150	150
Zions Bancorp	6.00%	9/15/2015		50	53

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date	Face Amount (000)	Market Value^
Brokerage (1.7%)
Bear Stearns Co., Inc.	7.80%	8/15/2007	$ 700	$ 773
Bear Stearns Co., Inc.	5.70%	11/15/2014	150	158
Credit Suisse First Boston USA, Inc.	5.75%	4/15/2007	700	735
Credit Suisse First Boston USA, Inc.	4.125%	1/15/2010	150	149
Credit Suisse First Boston USA, Inc.	6.125%	11/15/2011	250	274
Credit Suisse First Boston USA, Inc.	6.50%	1/15/2012	400	448
Credit Suisse First Boston USA, Inc.	5.125%	1/15/2014	150	153
Credit Suisse First Boston USA, Inc.	4.875%	1/15/2015	150	149
Goldman Sachs Group, Inc.	3.875%	1/15/2009	75	75
Goldman Sachs Group, Inc.	6.65%	5/15/2009	300	331
Goldman Sachs Group, Inc.	7.35%	10/1/2009	300	342
Goldman Sachs Group, Inc.	6.60%	1/15/2012	450	502
Goldman Sachs Group, Inc.	5.70%	9/1/2012	275	291
Goldman Sachs Group, Inc.	5.25%	4/1/2013	50	51
Goldman Sachs Group, Inc.	5.25%	10/15/2013	250	255
Goldman Sachs Group, Inc.	5.15%	1/15/2014	100	101
Goldman Sachs Group, Inc.	6.125%	2/15/2033	125	130
Goldman Sachs Group, Inc.	6.345%	2/15/2034	300	311
Lehman Brothers Holdings, Inc.	6.625%	2/5/2006	250	259
Lehman Brothers Holdings, Inc.	4.00%	1/22/2008	350	353
Lehman Brothers Holdings, Inc.	7.00%	2/1/2008	300	328
Lehman Brothers Holdings, Inc.	3.60%	3/13/2009	200	197
Lehman Brothers Holdings, Inc.	6.625%	1/18/2012	100	112
Lehman Brothers Holdings, Inc.	4.80%	3/13/2014	175	174
Merrill Lynch & Co., Inc.	3.375%	9/14/2007	400	399
Merrill Lynch & Co., Inc.	4.00%	11/15/2007	600	607
Merrill Lynch & Co., Inc.	3.70%	4/21/2008	50	50
Merrill Lynch & Co., Inc.	3.125%	7/15/2008	50	49
Merrill Lynch & Co., Inc.	6.00%	2/17/2009	100	108
Merrill Lynch & Co., Inc.	4.125%	9/10/2009	50	50
Merrill Lynch & Co., Inc.	5.00%	2/3/2014	100	101
Merrill Lynch & Co., Inc.	5.45%	7/15/2014	100	104
Merrill Lynch & Co., Inc.	5.00%	1/15/2015	150	149
Merrill Lynch & Co., Inc.	5.30%	9/30/2015	75	76
Morgan Stanley Dean Witter	6.875%	3/1/2007	100	107
Morgan Stanley Dean Witter	5.80%	4/1/2007	1,075	1,128
Morgan Stanley Dean Witter	6.75%	4/15/2011	250	282
Morgan Stanley Dean Witter	6.60%	4/1/2012	250	280
Morgan Stanley Dean Witter	4.75%	4/1/2014	525	515
Morgan Stanley Dean Witter	7.25%	4/1/2032	150	182

Finance Companies (1.9%)
American Express Centurion Bank	4.375%	7/30/2009	225	229
American Express Co.	3.75%	11/20/2007	150	151
American Express Credit Corp.	3.00%	5/16/2008	250	245
American General Finance Corp.	5.75%	3/15/2007	300	313
American General Finance Corp.	3.875%	10/1/2009	225	221
American General Finance Corp.	5.375%	10/1/2012	100	104
Capital One Bank	6.875%	2/1/2006	50	52
Capital One Bank	4.875%	5/15/2008	125	128
Capital One Bank	4.25%	12/1/2008	175	176
CIT Group, Inc.	4.125%	2/21/2006	550	556
CIT Group, Inc.	7.375%	4/2/2007	100	108
CIT Group, Inc.	5.75%	9/25/2007	100	105
CIT Group, Inc.	3.65%	11/23/2007	25	25
CIT Group, Inc.	4.00%	5/8/2008	150	150
CIT Group, Inc.	7.75%	4/2/2012	125	148
CNA Financial Corp.	5.85%	12/15/2014	100	99
Countrywide Home Loan	5.50%	2/1/2007	200	207
Countrywide Home Loan	2.875%	2/15/2007	200	197
Countrywide Home Loan	5.625%	5/15/2007	250	261
Countrywide Home Loan	3.25%	5/21/2008	50	49
Countrywide Home Loan	4.125%	9/15/2009	225	224

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
General Electric Capital Corp.	5.375%	3/15/2007		$ 300	$ 312
General Electric Capital Corp.	4.25%	1/15/2008		125	127
General Electric Capital Corp.	3.50%	5/1/2008		500	496
General Electric Capital Corp.	4.625%	9/15/2009		1,900	1,947
General Electric Capital Corp.	7.375%	1/19/2010		100	114
General Electric Capital Corp.	6.125%	2/22/2011		500	547
General Electric Capital Corp.	5.875%	2/15/2012		100	108
General Electric Capital Corp.	4.75%	9/15/2014		100	100
General Electric Capital Corp.	6.75%	3/15/2032		225	263
Household Finance Corp.	6.50%	1/24/2006		375	388
Household Finance Corp.	7.20%	7/15/2006		125	132
Household Finance Corp.	4.625%	1/15/2008		300	307
Household Finance Corp.	6.40%	6/17/2008		225	243
Household Finance Corp.	4.75%	5/15/2009		300	307
Household Finance Corp.	6.375%	10/15/2011		275	303
Household Finance Corp.	7.00%	5/15/2012		350	399
Household Finance Corp.	7.625%	5/17/2032	(2)	100	126
Household Finance Corp.	7.35%	11/27/2032	(2)	100	120
HSBC Finance Corp.	6.75%	5/15/2011		125	141
International Lease Finance Corp.	3.125%	5/3/2007		75	74
International Lease Finance Corp.	5.625%	6/1/2007		200	209
International Lease Finance Corp.	4.50%	5/1/2008		250	254
MBNA America Bank NA	5.375%	1/15/2008		500	522
SLM Corp.	5.05%	11/14/2014		450	453
SLM Corp.	5.625%	8/1/2033		75	74
USA Education, Inc.	5.625%	4/10/2007		475	495

Insurance (0.7%)
ACE Ltd.	6.00%	4/1/2007		100	104
AEGON NV	4.75%	6/1/2013		100	99
Allstate Corp.	5.375%	12/1/2006		250	259
Allstate Corp.	5.00%	8/15/2014		200	201
Allstate Corp.	6.125%	12/15/2032		100	105
American General Capital II	8.50%	7/1/2030		100	135
American International Group, Inc.	2.875%	5/15/2008	(3)	125	121
Arch Capital Group Ltd.	7.35%	5/1/2034		75	79
Aspen Insurance Holdings Ltd.	6.00%	8/15/2014	(2)	75	76
Assurant, Inc.	5.625%	2/15/2014		25	26
Assurant, Inc.	6.75%	2/15/2034		50	54
AXA Financial, Inc.	7.75%	8/1/2010		100	116
AXA SA	8.60%	12/15/2030		50	66
Axis Capital Holdings	5.75%	12/1/2014		50	50
Cincinnati Financial Corp.	6.125%	11/1/2034	(2)	75	75
Commerce Group, Inc.	5.95%	12/9/2013		50	51
Fund American Cos., Inc.	5.875%	5/15/2013		75	76
GE Global Insurance Holdings Corp.	6.45%	3/1/2019		100	106
GE Global Insurance Holdings Corp.	7.00%	2/15/2026		50	54
GE Global Insurance Holdings Corp.	7.75%	6/15/2030		50	59
Genworth Financial, Inc.	4.75%	6/15/2009		75	77
Genworth Financial, Inc.	5.75%	6/15/2014		50	52
Genworth Financial, Inc.	6.50%	6/15/2034		50	55
Hartford Life, Inc.	7.375%	3/1/2031		200	238
Lincoln National Corp.	6.20%	12/15/2011		100	109
Marsh & McLennan Cos., Inc.	6.25%	3/15/2012		175	183
MetLife, Inc.	5.25%	12/1/2006		250	258
MetLife, Inc.	5.00%	11/24/2013		50	50
MetLife, Inc.	6.375%	6/15/2034		100	108
Nationwide Life Global Funding	5.35%	2/15/2007	(2)	150	155
Principal Life Inc. Funding	5.10%	4/15/2014		100	101
Protective Life Secured Trust	3.70%	11/24/2008		175	173
Prudential Financial, Inc.	4.50%	7/15/2013		100	97
Prudential Financial, Inc.	5.10%	9/20/2014		75	75
Prudential Financial, Inc.	5.75%	7/15/2033		50	50
St. Paul Cos., Inc.	5.75%	3/15/2007		225	235
Travelers Property Casualty Corp.	3.75%	3/15/2008		100	99

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
XL Capital Ltd.	5.25%	9/15/2014		$ 125	$ 124
XL Capital Ltd.	6.375%	11/15/2024		75	77

Real Estate Investment Trusts (0.4%)
Boston Properties, Inc.	5.625%	4/15/2015		125	129
Brandywine Realty Trust	4.50%	11/1/2009		100	99
Brandywine Realty Trust	5.40%	11/1/2014		100	100
EOP Operating LP	8.375%	3/15/2006		200	212
EOP Operating LP	6.75%	2/15/2008		75	81
EOP Operating LP	4.65%	10/1/2010		125	125
EOP Operating LP	7.00%	7/15/2011		100	113
EOP Operating LP	6.75%	2/15/2012		50	56
EOP Operating LP	5.875%	1/15/2013		150	159
ERP Operating LP	6.625%	3/15/2012		250	278
Health Care Property Investment, Inc.	6.45%	6/25/2012		250	273
HRPT Properties Trust	6.25%	8/15/2016		150	158
ProLogis	5.50%	3/1/2013		75	77
Regency Centers LP	6.75%	1/15/2012		200	221
Simon Property Group Inc.	6.375%	11/15/2007		375	401
Simon Property Group Inc.	4.875%	8/15/2010	(2)	75	76

Other (0.1%)
Berkshire Hathaway Finance Corp.	3.40%	7/2/2007	(2)	50	50
Berkshire Hathaway Finance Corp.	3.375%	10/15/2008		75	74
Berkshire Hathaway Finance Corp.	4.20%	12/15/2010		100	101
Berkshire Hathaway Finance Corp.	4.625%	10/15/2013		50	50
J. Paul Getty Trust	5.875%	10/1/2033		75	78

					52,577

Industrial (11.4%)
Basic Industry (0.7%)
Alcan, Inc.	4.50%	5/15/2013		100	98
Alcan, Inc.	5.20%	1/15/2014		125	128
Alcoa, Inc.	4.25%	8/15/2007		700	712
Barrick Gold Finance Inc.	4.875%	11/15/2014		75	75
BHP Billington Finance BV	4.80%	4/15/2013		50	50
BHP Finance USA Ltd.	8.50%	12/1/2012		200	251
Dow Chemical Co.	5.00%	11/15/2007		500	517
E.I. du Pont de Nemours & Co.	6.875%	10/15/2009		200	225
E.I. du Pont de Nemours & Co.	4.125%	4/30/2010		225	226
E.I. du Pont de Nemours & Co.	6.50%	1/15/2028		100	115
Falconbridge Ltd.	7.35%	6/5/2012		75	85
ICI Wilmington	4.375%	12/1/2008		100	100
Inco Ltd.	5.70%	10/15/2015		100	104
International Paper Co.	4.25%	1/15/2009		100	100
International Paper Co.	6.75%	9/1/2011		300	336
Placer Dome, Inc.	6.45%	10/15/2035		75	80
Potash Corp. of Saskatchewan	7.75%	5/31/2011		300	354
Praxair, Inc.	3.95%	6/1/2013		200	191
Rohm & Haas Co.	7.85%	7/15/2029		100	130
Weyerhaeuser Co.	6.75%	3/15/2012		400	450
Weyerhaeuser Co.	7.375%	3/15/2032		50	59

Capital Goods (1.2%)
Boeing Capital Corp.	5.80%	1/15/2013		250	269
Caterpillar Financial Services Corp.	2.70%	7/15/2008		150	145
Caterpillar, Inc.	7.375%	3/1/2097		175	216
CRH America Inc.	6.95%	3/15/2012		300	342
Deere & Co.	6.95%	4/25/2014		200	233
Emerson Electric Co.	7.125%	8/15/2010		50	57
Emerson Electric Co.	4.625%	10/15/2012		300	302
General Dynamics Corp.	2.125%	5/15/2006		125	123
General Dynamics Corp.	3.00%	5/15/2008		200	195
General Dynamics Corp.	4.25%	5/15/2013		75	73
General Electric Co.	5.00%	2/1/2013		400	410
Hanson PLC	5.25%	3/15/2013		100	101

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Honeywell International, Inc.	6.125%	11/1/2011		100	110
John Deere Capital Corp.	3.90%	1/15/2008		500	504
Lockheed Martin Corp.	8.50%	12/1/2029		400	544
Masco Corp.	6.75%	3/15/2006		250	260
Northrop Grumman Corp.	7.125%	2/15/2011		100	114
Northrop Grumman Corp.	7.75%	2/15/2031		125	158
Raytheon Co.	8.30%	3/1/2010		200	237
Raytheon Co.	5.50%	11/15/2012		175	185
Raytheon Co.	5.375%	4/1/2013		100	104
Raytheon Co.	7.20%	8/15/2027		100	117
Republic Services, Inc.	7.125%	5/15/2009		75	84
Textron Financial Corp.	5.875%	6/1/2007		100	105
Textron, Inc.	6.50%	6/1/2012		225	248
The Boeing Co.	6.625%	2/15/2038		300	333
TRW, Inc.	7.75%	6/1/2029		100	122
Tyco International Group SA	6.375%	2/15/2006		75	77
Tyco International Group SA	5.80%	8/1/2006		300	311
Tyco International Group SA	6.75%	2/15/2011		125	140
Tyco International Group SA	6.375%	10/15/2011		125	138
Tyco International Group SA	6.00%	11/15/2013		25	27
Tyco International Group SA	7.00%	6/15/2028		50	58
Tyco International Group SA	6.875%	1/15/2029		25	29
United Technologies Corp.	4.875%	11/1/2006		200	205
United Technologies Corp.	6.70%	8/1/2028		100	115
United Technologies Corp.	7.50%	9/15/2029		50	63
USA Waste Services, Inc.	7.00%	7/15/2028		275	309
Waste Management, Inc.	5.00%	3/15/2014		75	75
Waste Management, Inc.	7.75%	5/15/2032		75	92

Communication (2.6%)
America Movil SA de C.V	4.125%	3/1/2009		125	123
America Movil SA de C.V	5.50%	3/1/2014		50	49
America Movil SA de C.V	5.75%	1/15/2015	(2)	100	99
Ameritech Capital Funding	6.15%	1/15/2008		275	293
AT&T Wireless Services, Inc.	7.875%	3/1/2011		300	353
AT&T Wireless Services, Inc.	8.125%	5/1/2012		250	302
AT&T Wireless Services, Inc.	8.75%	3/1/2031		175	235
BellSouth Capital Funding	7.875%	2/15/2030		400	496
BellSouth Corp.	4.20%	9/15/2009		225	226
BellSouth Corp.	4.75%	11/15/2012		125	126
BellSouth Corp.	5.20%	9/15/2014		100	102
BellSouth Corp.	6.55%	6/15/2034		100	109
BellSouth Corp.	6.00%	11/15/2034		125	127
British Sky Broadcasting Corp.	7.30%	10/15/2006		50	53
British Sky Broadcasting Corp.	6.875%	2/23/2009		50	55
British Sky Broadcasting Corp.	8.20%	7/15/2009		50	58
British Telecommunications PLC	7.875%	12/15/2005	(3)	400	417
British Telecommunications PLC	8.875%	12/15/2030	(3)	100	133
Cingular Wireless	7.125%	12/15/2031		50	57
Clear Channel Communications, Inc.	7.65%	9/15/2010		175	199
Clear Channel Communications, Inc.	5.00%	3/15/2012		400	396
Clear Channel Communications, Inc.	5.50%	9/15/2014		50	50
Comcast Cable Communications Holdings Inc.	8.375%	3/15/2013		100	123
Comcast Cable Communications Holdings Inc.	9.455%	11/15/2022		139	192
Comcast Cable Communications, Inc.	8.375%	5/1/2007		750	830
Comcast Cable Communications, Inc.	6.875%	6/15/2009		200	222
Comcast Cable Communications, Inc.	8.875%	5/1/2017		350	455
Cox Communications, Inc.	4.625%	1/15/2010	(2)	150	149
Cox Communications, Inc.	7.75%	11/1/2010		175	200
Cox Communications, Inc.	5.45%	12/15/2014	(2)	175	175
Cox Communications, Inc.	5.50%	10/1/2015		100	100
Deutsche Telekom International Finance	3.875%	7/22/2008		100	100
Deutsche Telekom International Finance	8.50%	6/15/2010	(3)	350	417
Deutsche Telekom International Finance	8.75%	6/15/2030	(3)	375	493
France Telecom	8.50%	3/1/2011	(3)	200	238

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
France Telecom	9.25%	3/1/2031	(3)	$ 375	$ 508
GTE South, Inc.	6.125%	6/15/2007		100	105
Koninklijke KPN NV	8.00%	10/1/2010		175	206
New England Telephone & Telegraph Co.	6.875%	10/1/2023		175	180
News America Holdings, Inc.	9.25%	2/1/2013		200	257
News America Holdings, Inc.	8.15%	10/17/2036		175	220
News America Inc.	5.30%	12/15/2014	(2)	125	126
News America Inc.	6.20%	12/15/2034	(2)	150	151
Pacific Bell	7.125%	3/15/2026		50	57
R.R. Donnelley & Sons Co.	3.75%	4/1/2009		50	49
R.R. Donnelley & Sons Co.	4.95%	4/1/2014		50	50
SBC Communications, Inc.	4.125%	9/15/2009		200	200
SBC Communications, Inc.	5.875%	2/1/2012		250	269
SBC Communications, Inc.	5.875%	8/15/2012		200	216
SBC Communications, Inc.	5.10%	9/15/2014		275	278
SBC Communications, Inc.	6.15%	9/15/2034		25	26
Sprint Capital Corp.	6.00%	1/15/2007		250	261
Sprint Capital Corp.	6.125%	11/15/2008		150	161
Sprint Capital Corp.	7.625%	1/30/2011		50	58
Sprint Capital Corp.	6.875%	11/15/2028		150	164
Sprint Capital Corp.	8.75%	3/15/2032		600	802
Telecom Italia Capital	4.00%	11/15/2008		225	224
Telecom Italia Capital	4.00%	1/15/2010	(2)	100	98
Telecom Italia Capital	5.25%	11/15/2013		225	227
Telecom Italia Capital	4.95%	9/30/2014	(2)	75	73
Telecom Italia Capital	6.375%	11/15/2033		50	51
Telecom Italia Capital	6.00%	9/30/2034	(2)	75	73
Telefonica Europe BV	8.25%	9/15/2030		200	265
Telefonos de Mexico SA	8.25%	1/26/2006		200	210
Telus Corp.	7.50%	6/1/2007		100	109
Telus Corp.	8.00%	6/1/2011		125	148
Thomson Corp.	5.75%	2/1/2008		100	104
Time Warner Entertainment	7.25%	9/1/2008		50	55
Time Warner Entertainment	8.375%	3/15/2023		350	436
Univision Communications, Inc.	2.875%	10/15/2006		50	49
US Cellular	6.70%	12/15/2033		75	79
Verizon Global Funding Corp.	6.75%	12/1/2005		100	103
Verizon Global Funding Corp.	7.25%	12/1/2010		300	344
Verizon Global Funding Corp.	6.875%	6/15/2012		900	1,029
Verizon New Jersey, Inc.	5.875%	1/17/2012		100	106
Verizon Virginia Inc.	4.625%	3/15/2013		100	98
Verizon Wireless Capital	5.375%	12/15/2006		175	181
Vodafone AirTouch PLC	7.75%	2/15/2010		50	58
Vodafone Group PLC	3.95%	1/30/2008		100	101
Vodafone Group PLC	5.00%	12/16/2013		350	356
WPP Finance USA Corp.	5.875%	6/15/2014	(2)	75	79

Consumer Cyclical (2.8%)
Brinker International	5.75%	6/1/2014		50	52
Cendant Corp.	6.875%	8/15/2006		290	305
Cendant Corp.	7.375%	1/15/2013		100	116
Centex Corp.	5.125%	10/1/2013		50	50
Costco Wholesale Corp.	5.50%	3/15/2007		75	78
CVS Corp.	4.00%	9/15/2009		75	75
CVS Corp.	4.875%	9/15/2014		75	75
DaimlerChrysler North America Holding Corp.	6.40%	5/15/2006		250	260
DaimlerChrysler North America Holding Corp.	4.75%	1/15/2008		100	102
DaimlerChrysler North America Holding Corp.	4.05%	6/4/2008		250	249
DaimlerChrysler North America Holding Corp.	7.75%	1/18/2011		250	289
DaimlerChrysler North America Holding Corp.	7.30%	1/15/2012		625	710
Delphi Corp.	6.55%	6/15/2006		100	103
Delphi Corp.	6.50%	8/15/2013		125	124
Federated Department Stores, Inc.	6.625%	4/1/2011		200	224
Federated Department Stores, Inc.	6.79%	7/15/2027		50	55
Ford Motor Co.	6.625%	10/1/2028		150	139

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Ford Motor Co.	7.45%	7/16/2031		$ 300	$ 301
Ford Motor Co.	8.90%	1/15/2032		350	396
Ford Motor Credit Co.	6.875%	2/1/2006		400	412
Ford Motor Credit Co.	6.50%	1/25/2007		1,000	1,040
Ford Motor Credit Co.	7.75%	2/15/2007		175	186
Ford Motor Credit Co.	7.375%	10/28/2009		25	27
Ford Motor Credit Co.	7.875%	6/15/2010		750	825
Ford Motor Credit Co.	7.375%	2/1/2011		500	539
Ford Motor Credit Co.	7.00%	10/1/2013		125	132
General Motors Acceptance Corp.	6.75%	1/15/2006		150	154
General Motors Acceptance Corp.	6.125%	2/1/2007		700	720
General Motors Acceptance Corp.	6.125%	8/28/2007		400	412
General Motors Acceptance Corp.	5.625%	5/15/2009		50	50
General Motors Acceptance Corp.	7.25%	3/2/2011		100	105
General Motors Acceptance Corp.	6.875%	9/15/2011		650	665
General Motors Acceptance Corp.	7.00%	2/1/2012		500	514
General Motors Acceptance Corp.	6.75%	12/1/2014		100	100
General Motors Acceptance Corp.	8.00%	11/1/2031		300	307
General Motors Corp.	8.80%	3/1/2021		250	273
General Motors Corp.	8.25%	7/15/2023		200	208
General Motors Corp.	8.375%	7/15/2033		350	362
Harrah's Operating Co., Inc.	7.125%	6/1/2007		100	107
Harrah's Operating Co., Inc.	5.375%	12/15/2013		250	252
Home Depot Inc.	3.75%	9/15/2009	(2)	225	223
Kohl's Corp.	6.00%	1/15/2033		100	104
Lear Corp.	8.11%	5/15/2009		100	114
Lear Corp.	5.75%	8/1/2014	(2)	25	25
Liberty Media Corp.	7.875%	7/15/2009		300	335
Lowe's Cos., Inc.	6.875%	2/15/2028		25	29
Lowe's Cos., Inc.	6.50%	3/15/2029		200	226
May Department Stores Co.	5.75%	7/15/2014		50	51
May Department Stores Co.	9.75%	2/15/2021	(1)	83	104
May Department Stores Co.	6.65%	7/15/2024		75	78
May Department Stores Co.	6.70%	7/15/2034		50	53
Pulte Homes, Inc.	4.875%	7/15/2009		175	177
Pulte Homes, Inc.	5.25%	1/15/2014		75	75
Pulte Homes, Inc.	7.875%	6/15/2032		25	30
Target Corp.	5.40%	10/1/2008		250	264
Target Corp.	5.875%	3/1/2012		200	218
Target Corp.	7.00%	7/15/2031		100	121
The Walt Disney Co.	5.375%	6/1/2007		400	416
The Walt Disney Co.	6.375%	3/1/2012		150	167
Time Warner, Inc.	6.125%	4/15/2006		150	155
Time Warner, Inc.	8.18%	8/15/2007		450	498
Time Warner, Inc.	6.875%	5/1/2012		75	85
Time Warner, Inc.	9.15%	2/1/2023		25	33
Time Warner, Inc.	6.625%	5/15/2029		100	108
Time Warner, Inc.	7.70%	5/1/2032		375	457
Toyota Motor Credit Corp.	4.35%	12/15/2010		100	101
Viacom International Inc.	6.40%	1/30/2006		200	207
Viacom International Inc.	6.625%	5/15/2011		350	393
Viacom International Inc.	5.625%	8/15/2012		200	213
Wal-Mart Stores, Inc.	4.375%	7/12/2007		275	281
Wal-Mart Stores, Inc.	6.875%	8/10/2009		150	168
Wal-Mart Stores, Inc.	4.125%	2/15/2011		50	50
Wal-Mart Stores, Inc.	4.55%	5/1/2013		200	202
Wal-Mart Stores, Inc.	7.55%	2/15/2030		100	130
Wal-Mart Stores, Inc. Canada	5.58%	5/1/2006	(2)	250	257
Yum! Brands, Inc.	8.875%	4/15/2011		100	123
Yum! Brands, Inc.	7.70%	7/1/2012		50	59

Consumer Noncyclical (2.1%)
Abbott Laboratories	5.625%	7/1/2006		200	207
Abbott Laboratories	3.50%	2/17/2009		125	124
Aetna, Inc.	7.875%	3/1/2011		100	117

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Albertson's, Inc.	7.50%	2/15/2011		$ 200	$ 232
Albertson's, Inc.	7.45%	8/1/2029		50	59
Albertson's, Inc.	8.00%	5/1/2031		100	125
Altria Group, Inc.	5.625%	11/4/2008		125	129
Amgen Inc.	4.00%	11/18/2009	(2)	175	174
Amgen Inc.	4.85%	11/18/2014	(2)	100	100
Anheuser-Busch Cos., Inc.	6.00%	4/15/2011		250	274
Anheuser-Busch Cos., Inc.	7.125%	7/1/2017		150	165
Anheuser-Busch Cos., Inc.	6.80%	8/20/2032		75	90
Anthem, Inc.	6.80%	8/1/2012		150	169
Archer-Daniels-Midland Co.	7.50%	3/15/2027		200	248
Archer-Daniels-Midland Co.	5.935%	10/1/2032		100	106
AstraZeneca PLC	5.40%	6/1/2014		75	79
Boston Scientific	5.45%	6/15/2014		175	181
Bottling Group LLC	4.625%	11/15/2012		200	203
Bristol-Myers Squibb Co.	4.75%	10/1/2006		300	307
Bristol-Myers Squibb Co.	7.15%	6/15/2023		300	357
Bunge Ltd. Finance Corp.	4.375%	12/15/2008		100	101
Campbell Soup Co.	5.50%	3/15/2007		100	104
Campbell Soup Co.	6.75%	2/15/2011		100	113
Cardinal Health, Inc.	4.00%	6/15/2015		50	44
Cia. Brasil de Bebidas AmBev	10.50%	12/15/2011		100	125
Cia. Brasil de Bebidas AmBev	8.75%	9/15/2013		100	116
Clorox Co.	4.20%	1/15/2010	(2)	175	176
Clorox Co.	5.00%	1/15/2015	(2)	50	51
Coca-Cola Enterprises Inc.	5.75%	11/1/2008		150	160
Coca-Cola Enterprises Inc.	6.125%	8/15/2011		100	110
Coca-Cola Enterprises Inc.	8.50%	2/1/2022		50	67
Coca-Cola Enterprises Inc.	8.00%	9/15/2022		200	257
Coca-Cola HBC Finance	5.125%	9/17/2013		100	102
Conagra, Inc.	7.875%	9/15/2010		500	588
Eli Lilly & Co.	6.00%	3/15/2012		50	55
General Mills, Inc.	2.625%	10/24/2006		350	345
General Mills, Inc.	5.125%	2/15/2007		100	103
General Mills, Inc.	6.00%	2/15/2012		50	54
Gillette Co.	3.80%	9/15/2009		100	100
GlaxoSmithKline Capital Inc.	2.375%	4/16/2007		150	147
GlaxoSmithKline Capital Inc.	4.375%	4/15/2014		75	73
Grand Metropolitan Investment Corp.	9.00%	8/15/2011		400	505
H.J. Heinz Co.	6.375%	7/15/2028		75	84
H.J. Heinz Co.	6.75%	3/15/2032	(3)	150	174
Hospira, Inc.	4.95%	6/15/2009		75	76
Hospira, Inc.	5.90%	6/15/2014		25	26
International Flavors & Fragrances	6.45%	5/15/2006		150	156
Johnson & Johnson	3.80%	5/15/2013		75	72
Johnson & Johnson	4.95%	5/15/33		75	71
Kellogg Co.	6.00%	4/1/2006		100	103
Kellogg Co.	2.875%	6/1/2008		250	243
Kraft Foods, Inc.	4.625%	11/1/2006		400	408
Kraft Foods, Inc.	4.125%	11/12/2009		150	149
Kraft Foods, Inc.	5.625%	11/1/2011		50	53
Kraft Foods, Inc.	6.25%	6/1/2012		50	55
Kraft Foods, Inc.	6.50%	11/1/2031		200	220
Kroger Co.	6.80%	4/1/2011		25	28
Kroger Co.	6.75%	4/15/2012		100	112
Kroger Co.	6.20%	6/15/2012		250	273
Kroger Co.	8.00%	9/15/2029		125	155
Merck & Co.	6.40%	3/1/2028		50	54
Pepsi Bottling Group, Inc.	7.00%	3/1/2029		50	60
Pfizer, Inc.	4.50%	2/15/2014		50	49
Pharmacia Corp.	5.75%	12/1/2005	(3)	400	409
Philip Morris Cos., Inc.	7.65%	7/1/2008		50	55
Philip Morris Cos., Inc.	7.75%	1/15/2027		175	197
Procter & Gamble Co.	4.95%	8/15/2014		50	51
Procter & Gamble Co. ESOP	9.36%	1/1/2021	(1)	500	672

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Quest Diagnostic, Inc.	6.75%	7/12/2006		$ 100	$ 105
Safeway, Inc.	6.50%	3/1/2011		125	137
Safeway, Inc.	7.25%	2/1/2031		50	57
Sara Lee Corp.	6.125%	11/1/2032		150	161
Schering-Plough Corp.	5.55%	12/1/2013		100	105
Schering-Plough Corp.	6.75%	12/1/2033		75	85
Tyson Foods, Inc.	7.25%	10/1/2006		100	106
Tyson Foods, Inc.	8.25%	10/1/2011		100	119
Unilever Capital Corp.	7.125%	11/1/2010		350	402
Unilever Capital Corp.	5.90%	11/15/2032		50	53
UnitedHealth Group, Inc.	5.20%	1/17/2007		200	207
UnitedHealth Group, Inc.	4.125%	8/15/2009		50	50
UnitedHealth Group, Inc.	5.00%	8/15/2014		75	75
Wellpoint Health Networks Inc.	6.375%	1/15/2012		100	110
Wellpoint Inc.	3.75%	12/14/2007	(2)	25	25
Wellpoint Inc.	4.25%	12/15/2009	(2)	50	50
Wellpoint Inc.	5.00%	12/15/2014	(2)	25	25
Wellpoint Inc.	5.95%	12/15/2034	(2)	75	75
Wyeth	4.375%	3/1/2008		250	253
Wyeth	5.50%	3/15/2013		125	130
Wyeth	5.50%	2/1/2014		50	52
Wyeth	6.45%	2/1/2024		100	106
Wyeth	6.50%	2/1/2034		50	53

Energy (0.9%)
Alberta Energy Co. Ltd.	7.375%	11/1/2031		125	153
Anadarko Finance Co.	7.50%	5/1/2031		250	309
Baker Hughes, Inc.	6.875%	1/15/2029		100	117
BP Capital Markets PLC	2.75%	12/29/2006		125	124
BP Capital Markets PLC	2.625%	3/15/2007		225	222
Burlington Resources, Inc.	6.68%	2/15/2011		50	56
Burlington Resources, Inc.	7.20%	8/15/2031		50	60
Burlington Resources, Inc.	7.40%	12/1/2031		175	213
Canadian Natural Resources	7.20%	1/15/2032		125	147
ChevronTexaco Capital Co.	3.50%	9/17/2007		250	250
Conoco Funding Co.	5.45%	10/15/2006		250	259
Conoco Funding Co.	6.35%	10/15/2011		250	279
Conoco, Inc.	6.95%	4/15/2029		100	118
Devon Financing Corp.	7.875%	9/30/2031		225	283
Encana Corp.	4.60%	8/15/2009		100	102
Encana Holdings Finance Corp.	5.80%	5/1/2014		100	106
Halliburton Co.	5.50%	10/15/2010		75	79
Halliburton Co.	8.75%	2/15/2021		50	66
Husky Energy Inc.	6.15%	6/15/2019		100	104
Kerr McGee Corp.	6.95%	7/1/2024		75	83
Marathon Oil Corp.	6.80%	3/15/2032		50	56
Nexen, Inc.	5.05%	11/20/2013		50	49
Nexen, Inc.	7.875%	3/15/2032		50	62
Norsk Hydro	7.50%	10/1/2016		50	61
Norsk Hydro	7.25%	9/23/2027		150	181
Occidental Petroleum	6.75%	1/15/2012		250	283
Occidental Petroleum	7.20%	4/1/2028		150	179
Petro-Canada	7.875%	6/15/2026		25	31
Petro-Canada	7.00%	11/15/2028		100	114
Petro-Canada	5.35%	7/15/2033		150	139
PF Export Receivables Master Trust	6.60%	12/1/2011	(1)(2)	500	534
Phillips Petroleum Co.	8.75%	5/25/2010		450	546
Pioneer Natural Resources Co.	5.875%	7/15/2016		100	104
Pioneer Natural Resources Co.	7.20%	1/15/2028		100	115
Sunoco, Inc.	4.875%	10/15/2014		50	49
XTO Energy, Inc.	5.00%	1/31/2015	(2)	50	50

Technology (0.4%)
Deluxe Corp.	3.50%	10/1/2007	(2)	50	49
Eastman Kodak Co.	3.625%	5/15/2008		100	97

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
First Data Corp.	5.625%	11/1/2011		$ 300	$ 321
Hewlett-Packard Co.	3.625%	3/15/2008		400	399
International Business Machines Corp.	6.45%	8/1/2007		500	536
International Business Machines Corp.	4.375%	6/1/2009		150	153
International Business Machines Corp.	7.125%	12/1/2096		250	298
Motorola, Inc.	7.625%	11/15/2010		275	319
Motorola, Inc.	8.00%	11/1/2011		50	60
Motorola, Inc.	7.50%	5/15/2025		75	87
Pitney Bowes, Inc.	4.875%	8/15/2014		200	201
Science Applications International Corp.	6.25%	7/1/2012		25	27
Science Applications International Corp.	5.50%	7/1/2033		25	24
SunGard Data Systems, Inc.	4.875%	1/15/2014		50	48

Transportation (0.7%)
American Airlines, Inc. Pass-Through Certificates	6.855%	4/15/2009	(1)	169	171
American Airlines, Inc. Pass-Through Certificates	7.024%	10/15/2009		200	206
Burlington Northern Santa Fe Corp.	7.875%	4/15/2007		400	437
Canadian National Railway Co.	6.80%	7/15/2018		250	290
Canadian Pacific Rail	6.25%	10/15/2011		300	330
CNF, Inc.	6.70%	5/1/2034		75	78
Continental Airlines Enhanced Equipment Trust Certificates	6.563%	2/15/2012		500	535
Continental Airlines Enhanced Equipment Trust Certificates	6.648%	9/15/2017	(1)	34	33
CSX Corp.	6.30%	3/15/2012		250	273
ERAC USA Finance Co.	7.35%	6/15/2008	(2)	150	166
Fedex Corp.	2.65%	4/1/2007		75	74
Hertz Corp.	6.35%	6/15/2010		50	52
Hertz Corp.	7.625%	6/1/2012		300	325
Norfolk Southern Corp.	7.70%	5/15/2017		450	552
Norfolk Southern Corp.	7.90%	5/15/2097		50	63
Northwest Airlines, Inc. Pass-Through Certificates	6.841%	4/1/2011		200	203
Southwest Airlines Co.	6.50%	3/1/2012		250	275
Union Pacific Corp.	6.50%	4/15/2012		200	223
Union Pacific Corp.	7.125%	2/1/2028		150	175
Union Pacific Corp.	6.625%	2/1/2029		100	111

Other
Black & Decker Corp.	4.75%	11/1/2014	(2)	175	172
Rockwell International Corp.	6.70%	1/15/2028		50	57

					72,482

Utilities (1.8%)
Electric (1.5%)
AEP Texas Central Co.	6.65%	2/15/2033		300	329
Alabama Power Co.	3.50%	11/15/2007		275	274
Alabama Power Co.	5.50%	10/15/2017		100	103
American Electric Power Co., Inc.	5.375%	3/15/2010		150	157
Arizona Public Service Co.	5.80%	6/30/2014		175	186
Boston Edison Co.	4.875%	4/15/2014		50	50
Cincinnati Gas & Electric Co.	5.70%	9/15/2012		75	80
Commonwealth Edison Co.	6.15%	3/15/2012		300	328
Commonwealth Edison Co.	4.70%	4/15/2015		75	74
Consolidated Edison, Inc.	6.625%	12/15/2005		300	309
Constellation Energy Group, Inc.	6.125%	9/1/2009		200	215
Constellation Energy Group, Inc.	7.00%	4/1/2012		200	228
Consumers Energy Co.	4.25%	4/15/2008		75	75
Consumers Energy Co.	4.80%	2/17/2009		150	153
Consumers Energy Co.	5.375%	4/15/2013		75	78
Dominion Resources, Inc.	6.30%	3/15/2033		250	260
Dominion Resources, Inc. PUT	5.25%	8/1/2015		150	150
DTE Energy Co.	7.05%	6/1/2011		100	113
Duke Capital Corp.	6.75%	2/15/2032		50	54
Duke Energy Corp.	6.25%	1/15/2012		100	109
Duke Energy Corp.	6.00%	12/1/2028		100	101
Energy East Corp.	6.75%	6/15/2012		150	166
Entergy Gulf States	3.60%	6/1/2008		100	98
HQI Transelec Chile SA	7.875%	4/15/2011		250	288

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
Jersey Central Power & Light	5.625%	5/1/2016		$ 125	$ 131
MidAmerican Energy Co.	6.75%	12/30/2031		250	289
National Rural Utilities Cooperative Finance Corp.	6.50%	3/1/2007		75	80
National Rural Utilities Cooperative Finance Corp.	3.875%	2/15/2008		200	201
National Rural Utilities Cooperative Finance Corp.	7.25%	3/1/2012		75	87
National Rural Utilities Cooperative Finance Corp.	4.75%	3/1/2014		175	175
NiSource Finance Corp.	3.20%	11/1/2006		100	99
NiSource Finance Corp.	7.875%	11/15/2010		100	117
Oncor Electric Delivery Co.	6.375%	1/15/2015		150	165
Oncor Electric Delivery Co.	7.25%	1/15/2033		200	239
Pacific Gas & Electric Co.	3.60%	3/1/2009		50	49
Pacific Gas & Electric Co.	4.20%	3/1/2011		50	49
Pacific Gas & Electric Co.	4.80%	3/1/2014		25	25
Pacific Gas & Electric Co.	6.05%	3/1/2034		300	311
PacifiCorp	7.70%	11/15/2031		100	129
Pepco Holdings, Inc.	6.45%	8/15/2012		75	83
Pepco Holdings, Inc.	7.45%	8/15/2032		50	59
PPL Electric Utilities Corp.	6.25%	8/15/2009		200	217
PPL Energy Supply LLC	6.40%	11/1/2011		50	55
Progress Energy, Inc.	6.05%	4/15/2007		300	314
Progress Energy, Inc.	7.10%	3/1/2011		350	394
PSEG Power Corp.	6.95%	6/1/2012		75	85
PSEG Power Corp.	8.625%	4/15/2031		200	266
Public Service Co. of Colorado	4.375%	10/1/2008		250	254
South Carolina Electric & Gas Co.	5.30%	5/15/2033		250	242
Southern California Edison Co.	5.00%	1/15/2014		125	127
Southern California Edison Co.	6.00%	1/15/2034		175	186
Southern California Edison Co.	5.75%	4/1/2035		75	77
TXU Energy Co.	7.00%	3/15/2013		100	112
United Utilities PLC	5.375%	2/1/2019		175	172
Virginia Electric & Power Co.	5.75%	3/31/2006		350	360
Xcel Energy, Inc.	7.00%	12/1/2010		75	85

Natural Gas (0.3%)
Atmos Energy Corp.	4.00%	10/15/2009		125	123
Atmos Energy Corp.	4.95%	10/15/2014		50	49
Columbia Energy Group	7.62%	11/28/2025		100	105
Consolidated Natural Gas	5.00%	12/1/2014		150	150
Enron Corp.	9.125%	4/1/2003	**	500	155
Enron Corp.	7.125%	5/15/2007	**	150	47
Enron Corp.	6.875%	10/15/2007	**	500	155
HNG Internorth	9.625%	3/15/2006	**	500	155
Kinder Morgan Energy Partners LP	7.30%	8/15/2033		250	287
Texas Gas Transmission	4.60%	6/1/2015		100	96
Trans-Canada Pipelines	5.60%	3/31/2034		150	146
Yosemite Security Trust	8.25%	11/15/2004	**	775	322

					11,002

TOTAL CORPORATE BONDS
(Cost $157,523)					161,446

SOVEREIGN BONDS (U.S. Dollar-Denominated) (3.8%)

Asian Development Bank	4.875%	2/5/2007		1,000	1,034
Bayerische Landesbank	2.875%	10/15/2008		150	145
Canadian Government	6.75%	8/28/2006		300	317
Canadian Government	5.25%	11/5/2008		100	106
Canadian Mortgage & Housing	2.95%	6/2/2008		100	98
China Development Bank	4.75%	10/8/2014		100	98
Corporacion Andina de Fomento	5.20%	5/21/2013		100	101
Eksportfinans	3.375%	1/15/2008		125	124
Eksportfinans	4.375%	7/15/2009		125	127
European Investment Bank	3.00%	8/15/2006		200	199
European Investment Bank	4.875%	9/6/2006		500	514
European Investment Bank	7.125%	9/18/2006		300	319
European Investment Bank	4.625%	3/1/2007		750	772
European Investment Bank	2.375%	6/15/2007		250	245

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date		Face Amount (000)	Market Value^ (000)
European Investment Bank	3.125%	10/15/2007		$ 200	$ 199
European Investment Bank	3.375%	3/16/2009		150	148
European Investment Bank	4.625%	5/15/2014		100	102
Export Development Canada	4.00%	8/1/2007		150	151
Export-Import Bank of Korea	4.50%	8/12/2009		200	201
Federation of Malaysia	8.75%	6/1/2009		400	474
Hellenic Republic	6.95%	3/4/2008		125	137
Instituto de Credito Oficial	6.00%	5/19/2008		150	161
Inter-American Development Bank	6.375%	10/22/2007		250	270
Inter-American Development Bank	5.625%	4/16/2009		750	807
Inter-American Development Bank	8.50%	3/15/2011		130	159
Inter-American Development Bank	7.00%	6/15/2025		100	121
International Bank for Reconstruction & Development	4.125%	6/24/2009		1,100	1,118
International Finance Corp.	3.00%	4/15/2008		300	297
KFW International Finance, Inc.	2.50%	10/17/2005		400	399
KFW International Finance, Inc.	5.25%	6/28/2006		100	103
KFW International Finance, Inc.	4.75%	1/24/2007		100	103
Korea Development Bank	3.875%	3/2/2009		100	99
Korea Development Bank	4.75%	7/20/2009		200	204
Korea Development Bank	5.75%	9/10/2013		100	105
Kredit Fuer Wiederaufbau	3.25%	7/16/2007		1,125	1,122
Landwirtschaft Rentenbank	3.375%	11/15/2007		500	499
Landwirtschaft Rentenbank	3.25%	6/16/2008		100	99
Landwirtschaft Rentenbank	3.625%	10/20/2009		50	49
Nordic Investment Bank	3.125%	4/24/2008		150	149
Oesterreich Kontrollbank	5.50%	1/20/2006		300	308
Oesterreich Kontrollbank	5.125%	3/20/2007		75	78
Pemex Project Funding Master Trust	8.50%	2/15/2008		150	169
Pemex Project Funding Master Trust	7.875%	2/1/2009	(3)	150	168
Pemex Project Funding Master Trust	7.375%	12/15/2014		200	222
Pemex Project Funding Master Trust	8.625%	2/1/2022	(3)	400	464
People's Republic of China	7.30%	12/15/2008		50	56
People's Republic of China	4.75%	10/29/2013		50	50
Province of British Columbia	5.375%	10/29/2008		200	212
Province of Manitoba	7.50%	2/22/2010		300	350
Province of New Brunswick	3.50%	10/23/2007		200	200
Province of Nova Scotia	5.75%	2/27/2012		50	54
Province of Ontario	3.35%	7/16/2007		325	324
Province of Ontario	5.50%	10/1/2008		200	212
Province of Ontario	3.625%	10/21/2009		125	123
Province of Ontario	5.125%	7/17/2012		450	473
Province of Quebec	5.00%	7/17/2009		900	939
Quebec Hydro Electric	8.40%	1/15/2022		275	374
Republic of Chile	5.625%	7/23/2007		225	235
Republic of Chile	7.125%	1/11/2012		50	57
Republic of Finland	5.875%	2/27/2006		50	52
Republic of Finland	4.75%	3/6/2007		50	52
Republic of Italy	4.375%	10/25/2006		800	816
Republic of Italy	3.625%	9/14/2007		150	151
Republic of Italy	3.75%	12/14/2007		50	50
Republic of Italy	3.25%	5/15/2009		50	49
Republic of Italy	6.00%	2/22/2011		450	495
Republic of Italy	5.625%	6/15/2012		1,250	1,354
Republic of Italy	5.375%	6/15/2033		50	51
Republic of Korea	8.875%	4/15/2008		100	116
Republic of Korea	4.25%	6/1/2013		100	95
Republic of Korea	4.875%	9/22/2014		75	74
Republic of Poland	6.25%	7/3/2012		150	165
Republic of South Africa	8.375%	10/17/2006		350	378
Republic of South Africa	8.50%	6/23/2017		100	125
State of Israel	4.625%	6/15/2013		75	72
Swedish Export Credit Corp.	2.875%	1/26/2007		100	99
United Mexican States	4.625%	10/8/2008		200	204
United Mexican States	8.375%	1/14/2011		1,500	1,763
United Mexican States	6.375%	1/16/2013		125	133

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

United Mexican States	5.875%	1/15/2014	$ 250	$ 256
United Mexican States	11.375%	9/15/2016	50	74
United Mexican States	8.125%	12/30/2019	50	59
United Mexican States	8.30%	8/15/2031	350	408
United Mexican States	7.50%	4/8/2033	100	107
United Mexican States	6.75%	9/27/2034	125	123

TOTAL SOVEREIGN BONDS
(Cost $23,427)				23,864

TAXABLE MUNICIPAL BONDS (0.2%)

Illinois (Taxable Pension) GO	4.95%	6/1/2023	125	121
Illinois (Taxable Pension) GO	5.10%	6/1/2033	700	676
Kansas Dev. Finance Auth. Rev. (Public Employee Retirement System)	5.501%	5/1/2034	175	179
New Jersey Econ. Dev. Auth. State Pension Rev	7.425%	2/15/2029	100	126
New Jersey Turnpike Auth. Rev	4.252%	1/1/2016	75	72
Oregon (Taxable Pension) GO	5.762%	6/1/2023	50	53
Oregon (Taxable Pension) GO	5.892%	6/1/2027	75	81
Oregon School Board Assn	5.528%	6/30/2028	50	51
Wisconsin Public Service Rev	4.80%	5/1/2013	75	76
Wisconsin Public Service Rev	5.70%	5/1/2026	75	79

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $1,440)				1,514

TEMPORARY CASH INVESTMENT (1.3%)

			Shares

Vanguard Market Liquidity Fund, 2.26%†
(Cost $8,346)			8,346,366	8,346

TOTAL INVESTMENTS (100.5%)
(Cost $625,655)				637,571

OTHER ASSETS AND LIABILITIES (-0.5%)

Other Assets--Note B				15,360
Liabilities				(18,362)

				(3,002)

NET ASSETS (100%)

Applicable to 55,260,175 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				$634,569

NET ASSET VALUE PER SHARE				$11.48

^See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Non-income-producing security--security in default.
†Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate value of these securities was $5,767,000, representing 0.9% of net assets.
(3)Adjustable-rate note.
GO-General Obligation Bond.

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$593,659	$10.74
Undistributed Net Investment Income	24,579.44
Accumulated Net Realized Gains	4,415.08
Unrealized Appreciation	11,916.22

NET ASSETS	$634,569	$11.48

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

STATEMENT OF OPERATIONS

Total Bond Market Index Portfolio Year Ended December 31, 2004 (000)
INVESTMENT INCOME
Income
Interest	$26,648
Security Lending	15

Total Income	26,663

Expenses
The Vanguard Group-Note B
Investment Advisory Services	72
Management and Administrative	738
Marketing and Distribution	83
Custodian Fees	57
Auditing Fees	18
Shareholders' Reports	6
Trustees' Fees and Expenses	1

Total Expenses	975
Expenses Paid Indirectly--Note C	(6)

Net Expenses	969

NET INVESTMENT INCOME	25,694

REALIZED NET GAIN (LOSS) ON INVESTMENT
SECURITIES SOLD	4,295

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	(4,927)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$25,062

STATEMENT OF CHANGES IN NET ASSETS

	Total Bond Market Index Portfolio
	Year Ended December 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$25,694	$29,314
Realized Net Gain (Loss)	4,295	8,431
Change in Unrealized Appreciation
(Depreciation)	(4,927)	(12,799)

Net Increase (Decrease) in Net Assets
Resulting from Operations	25,062	24,946

Distributions
Net Investment Income	(29,677)	(32,863)
Realized Capital Gain	(973)	--

Total Distributions	(30,650)	(32,863)

Capital Share Transactions1
Issued	130,313	125,153
Issued in Lieu of Cash Distributions	30,650	32,863
Redeemed	(111,492)	(247,114)

Net Increase (Decrease) from
Capital Share Transactions	49,471	(89,098)

Total Increase (Decrease)	43,883	(97,015)

Net Assets

Beginning of Period	590,686	687,701

End of Period	$634,569	$590,686

1Shares Issued (Redeemed)
Issued	11,543	10,776
Issued in Lieu of Cash Distributions	2,708	2,937
Redeemed	(9,793)	(21,503)

Net Increase (Decrease) in
Shares Outstanding	4,458	(7,790)

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

Total Bond Market Index Portfolio

	Year Ended December 31,				Year Ended September 30.
				Oct. 1 to Dec. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2001	2000
Investment Operations Net Asset Value, Beginning of Period	$11.63	$11.74	$11.29	$11.34	$10.36	$10.34
Net Investment Income	.49	.57	.54	.158	.653	.680
Net Realized and Unrealized Gain (Loss) on Investments	(.01)	(.12)	.36	(.208)	.670	.020

Total from Investment Operations	.48	.45	.90	(.050)	1.323	.700

Distributions
Dividends from Net Investment Income	(.61)	(.56)	(.45)	--	(.343)	(.680)
Distributions from Realized Capital Gains	(.02)	--	--	--	--	--

Total Distributions	(.63)	(.56)	(.45)	--	(.343)	(.680)

Net Asset Value, End of Period	$11.48	$11.63	$11.74	$11.29	$11.34	$10.36

Total Return	4.20%	4.02%	8.31%	-0.44%	13.05%	7.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$635	$591	$688	$533	$520	$337
Ratio of Total Expenses to Average Net Assets	0.17%	0.22%	0.24%	0.22%**	0.22%	0.20%
Ratio of Net Investment Income to Average Net Assets	4.38%	4.48%	5.33%	5.82%**	6.31%	6.63%
Portfolio Turnover Rate	60%	85%	91%	19%	75%	61%

  *The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001. **Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is registered under the Investment Company Act of 1940 as an open–end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex–dividend date.

5.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral (cash or U.S. government and agency securities) at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, and/or fees received from borrowers, less expenses associated with the loan.

6.     Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $83,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.     The portfolio’s custodian bank has agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2004, custodian fee offset arrangements reduced the portfolio’s expenses by $6,000.

D.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short–term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2004, the portfolio had $25,446,000 of ordinary income and $4,337,000 of long-term capital gains available for distribution.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $11,916,000, consisting of unrealized gains of $15,487,000 on securities that had risen in value since their purchase and $3,571,000 in unrealized losses on securities that had fallen in value since their purchase.

E.     During the year ended December 31, 2004, the portfolio purchased $67,438,000 of investment securities and sold $72,560,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $406,601,000 and $274,875,000, respectively.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 8, 2005

VANGUARD VARIABLE INSURANCE FUND
TOTAL BOND MARKET INDEX PORTFOLIO

VANGUARD® HIGH YIELD BOND PORTFOLIO

The High Yield Bond Portfolio returned 8.5% during 2004, as below-investment-grade securities continued to lead the fixed income market. (The broad investment-grade market returned 4.3%, as measured by the Lehman Brothers Aggregate Bond Index.) Your portfolio’s return was lower than two of its comparative standards, which reside in the riskier precincts of the below-investment-grade market. Yields declined modestly. At the start of 2004, the High Yield Bond Portfolio yielded 5.94%. At year-end, the yield was 5.76%.

The table below shows the returns of your portfolio and its comparative standards over the past year. We also present their annualized returns since the portfolio’s inception in 1996 and the growth of a $10,000 hypothetical investment in each. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Total Returns		June 3, 1996,* Through December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment
High Yield Bond Portfolio	8.5%	6.4%	$17,030
Lehman High Yield Index	11.1	6.9	17,672
Average High Current Yield Fund**	9.9	5.6	15,889
Lehman Aggregate Bond Index	4.3	7.2	18,213

*Portfolio inception.
**Derived from data provided by Lipper Inc.

AN EMPHASIS ON QUALITY RESTRAINED RETURN

High-yield securities were the best performers in the fixed income market during 2004. Below-investment-grade companies benefited from a reasonably strong economy, low interest rates, and accommodating financiers, which allowed high-yield issuers to roll over their sizable borrowings and bolster their balance sheets on favorable terms. Such an environment delivers the greatest boost to companies--and their securities--with the weakest finances. These dynamics explain much of both the difference between the High Yield Bond Portfolio's 8.5% return and the higher returns of both the portfolio's peer group and the Lehman High Yield Index. Your portfolio emphasizes the higher-quality securities in the high-yield market, balancing its pursuit of return with a concern for capital protection. We expect such an approach to trail when risk aversion declines and the lowest-quality securities perform best. Over time, however, we expect the portfolio's higher-quality bias to be a positive.

The High Yield Bond Portfolio's longer-term results are consistent with this expectation. Since its 1996 inception, the portfolio has produced an annualized return of 6.4%, transforming an initial investment of $10,000 into $17,030. Over the same period, the average return of the peer group has been 5.6%, transforming $10,000 into $15,889. The difference can be attributed to the portfolio's quality emphasis, to the talents of its advisor, Wellington Management Company, LLP, and to its low operating costs. (For more information about costs, please see "About Your Portfolio's Expenses.")

When the economy slows or financing grows scarce, the riskiest high-yield securities can be hit hard. Your portfolio's impressive longer-term results are an important reminder that building wealth is as much about avoiding big losses as it is about earning big gains. After all, if you lose 50%, you need to earn 100% just to break even. Over time, the High Yield Bond Portfolio has proven itself as a prudent means of investing in this intriguing, but risky, sector of the fixed income market.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

1

VANGUARD® HIGH YIELD BOND PORTFOLIO	HIGH YIELD BOND PORTFOLIO

The returns for your portfolio during the last six months of 2004 and for the entire year were respectable in an absolute sense but weak compared with the returns of the overall high-yield market, as measured by the Lehman High Yield Index. The high-yield market outdistanced most other fixed income categories in 2004, as risk premiums practically collapsed. The High Yield Bond Portfolio returned 7.6% and 8.5% for the 6- and 12-month periods, respectively, lagging the benchmark’s returns of 9.6% and 11.1%. This performance followed the portfolio’s 16.9% return in 2003.

THE INVESTMENT ENVIRONMENT

The economic environment for high-yield bonds remained healthy, with generous fiscal and monetary policies in place. The default rate continued to decline, thanks to corporate profits and free cash flow remaining robust. From June to December, the high-yield spread over the 10-year U.S. Treasury note tightened 88 basis points (0.88 percentage point) to 254 basis points. (The yield of the 10-year Treasury fell 36 basis points, from 4.58% to 4.22%, while the yield of the high-yield market declined 124 basis points, from 8.00% to 6.76%.) Spreads remain well inside their ten-year historical average of 507 basis points.

Investment Philosophy
The advisor believes a diversified group of high-yielding, medium- and low-quality corporate bonds—selected after rigorous credit assessment—can provide sustainable, high current income as well as some potential for capital growth.

Within the high yield market, lower-quality bonds outperformed their higher-quality counterparts. Ba-rated bonds returned 8.4% over the six months, while B-rated bonds returned 9.0%, and Caa-rated bonds returned 12.6%. For the year, the trend was the same, with Ba-, B-, and Caa-rated bonds posting returns of 9.6%, 10.4%, and 13.8%, respectively.

Fundamentally, we remain cautiously optimistic about the high-yield market. Moody’s Investors Service’s current default rate of 2.3% is the lowest rate reported since defaults began to increase early in 1999. By comparison, Moody’s default rate was 5.1% in 2003.

The low default rate reflects an improving credit environment, one in which high-yield companies are enjoying the benefits of a strengthening economy coupled with vastly improved balance sheets and low interest rates.

High-yield mutual funds experienced net redemptions of approximately $3.6 billion in 2004, according to the Investment Company Institute and AMG Data Services. By comparison, high-yield fund flows were a positive $33 billion in 2003. Even with negative flows into high-yield mutual funds, a slightly larger calendar of new issues in 2004, compared with 2003, was easily absorbed by other participants in the market.

The factors that contributed to the market’s robust performance in 2003 included an accommodating Federal Reserve Board, an improving economy, the repairing of corporate balance sheets, accelerating access to capital, investors’ increased appetite for risk, and declining default rates. Nearly all of these applied in 2004; the one exception was the marginal change in Federal Reserve policy.

The phenomenon of investors embracing risk and narrowing risk premiums will probably moderate in 2005 after the large change in valuations that occurred in 2004. The incremental yield offered by taking increasing risk does not seem balanced in investors’ favor, in our judgment. However, signs of a global flight to quality have not emerged. Relatively low absolute yields will temper further dramatic capital appreciation, but fundamental and technical drivers remain positive. Capital appreciation will have to come more from upgrades in credit ratings than from improvement in the overall high-yield market.

Companies have capitalized on the low nominal rate environment and on the easing of bank lending to prioritize either deleveraging their balance sheets or extending their looming debt maturities (i.e., refinancing). The emphasis is now drifting back to maximizing shareholder wealth. At times, maximizing shareholder wealth stems from increased leverage from share buybacks or leveraged buyouts. This type of financial engineering generally leads to more leverage on the balance sheet and lower-quality credit ratings, neither of which bode well for high-yield investors.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

2

THE PORTFOLIO'S PERFORMANCE

No defaults occurred in the portfolio during 2004, as our investment style remained consistent. Our shortfalls were the same as when we wrote to you six months ago. We did not take enough risk in the portfolio during a period of abundant capital for low-rated companies. The available liquidity solved financial crises for many issuers in the high-yield market, whose securities then performed better than those of relatively higher quality.

Since we follow a relatively higher-quality strategy within the high-yield universe, we should note that the portfolio typically underperforms more risky high-yield funds during strongly positive markets, just as it outperformed those peers during the recent negative period. Over the long term, our “upper tier” strategy has rewarded investors.

THE PORTFOLIO'S POSITIONING

The portfolio is consistent in its investment objective and strategy. The upper-tier bias that we described above reflects a higher credit hurdle for acceptance of an issuer into the portfolio. We look for companies with more consistent or stable businesses and greater predictability of cash flows than those at the lowest ends of the quality spectrum, accepting lower yields but expecting fewer defaults and better total return than the market over a long period of time.

As mentioned in our previous letter, we had anticipated shifting, at the margin, from avoiding trouble to finding opportunity. We are slowly reversing this strategy, to one of raising quality marginally, because of the unbalanced level of risk and potential return. We expect defaults to stay low in 2005 but to rise in 2006, reflecting the abundance of low-quality issuance in 2004. We will continue to strive to minimize credit mistakes in the portfolio while remaining positioned to capture the beneficial effects of an improving economy.

We still believe that corporate bonds, in general, have an asymmetrical payoff, meaning their prices can decline much more than they are able to appreciate. Our strategy to mitigate this potential erosion of capital is to diversify across issuers and industries to dampen the effects of credit mistakes. We avoid non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of the potential volatility from these instruments.

Earl E. McEvoy

SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

JANUARY 11, 2005

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

3

PORTFOLIO PROFILE	HIGH YIELD BOND PORTFOLIO As of December 31, 2004

Financial Attributes	Portfolio	Comparative Index*	Broad Index**
Number of Issues	361	1,670	5,836
Yield	5.8	—	—
Yield to Maturity	6.4%†	7.2	4.4
Average Coupon	8.4	8.1	5.4
Average Effective Maturity	6.7 years	8.3 years	7.1 years
Average Quality††	Ba2	B1	Aa1
Average Duration	4.0 years	4.7 years	4.3 years
Expense Ratio	0.24	—	—
Short-Term Reserves	1	—	—

Volatility Measures
	Portfolio	Comparative Index*	Portfolio	Broad Index**
R-Squared	0.90	1.00	0.03	1.00
Beta	0.63	1.00	0.24	1.00

Distribution by Maturity (% of portfolio)
Under 1 Year	1%
1-5 Years	21
5-10 Years	74
10-20 Years	3
20-30 Years	1

Total	100%

Sector Diversification‡ (% of portfolio)

Basic Industry	16%
Capital Goods	8
Communication	21
Consumer Cyclical	14
Consumer Noncyclical	9
Energy	5
Finance	3
Other Industrial	2
Technology	5
Transportation	1
Treasury/Agency	6
Utilities	9

Short-Term Reserves	1%

Total	100%

Distribution by Credit Quality†† (% of portfolio)

Aaa	5%
Aa	0
A	0
Baa	2
Ba	42
B	49
Not Rated	2

Total	100%

Investment Focus

  *Lehman High Yield Index.
**Lehman Aggregate Bond Index. †Before expenses.
††Source:Moody’s Investors Service.
  ‡The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Beta.  A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.
Yield.  A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

4

PERFORMANCE SUMMARY
HIGH YIELD BOND PORTFOLIO
As of December 31, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance June 3, 1996–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004			Final Value
	One Year	Five Years	Since Inception*	of a $10,000 Investment
High Yield Bond Portfolio	8.53%	5.43%	6.40%	$17,030
Lehman Aggregate Bond Index	4.34	7.71	7.24	18,213
Lehman High Yield Index	11.13	6.97	6.86	17,672
Average High Current Yield Fund**	9.89	4.59	5.56	15,899

Fiscal-Year Total Returns (%) June 3, 1996–December 31, 2004

  *June 3, 1996.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

5

ABOUT YOUR PORTFOLIO'S EXPENSES	HIGH YIELD BOND PORTFOLIO As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case--because the return used is not the portfolio's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

Six Months Ended December 31, 2004

High Yield Bond Portfolio	Beginning Account Value June 30,2004	Ending Account Value Dec.31,2004	Expenses Paid During Period*
Based on Actual
Fund Return	$1,000.00	$1,076.37	$1.25
Based on Hypothetical
5% Yearly Return	1,000.00	$1,023.93	$1.22

*The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Expense Ratios:
Your portfolio compared with its peer group

	Portfolio	Average High Current Yield Fund
High Yield Bond Portfolio	0.24%	1.34%*

*Peer-group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

6

FINANCIAL STATEMENTS	As of December 31, 2004
STATEMENT OF NET ASSETS

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
CORPORATE BONDS (92.5%)

Finance (2.7%)
Banking (0.6%)
Chevy Chase Savings Bank	6.875%	12/1/2013	$ 720	$ 742
Western Financial Bank	9.625%	5/15/2012	915	1,043

Brokerage (0.4%)
E*Trade Financial Corp.	8.00%	6/15/2011 (1)	650	697
REFCO Finance Holdings	9.00%	8/1/2012 (1)	475	518

Finance Companies (0.5%)
R.H. Donnelley Finance Corp.	8.875%	12/15/2010 (1)	1,160	1,299

Insurance (0.3%)
Provident Funding Mortgage Loan Trust	7.00%	7/15/2018	185	180
UnumProvident Corp.	7.625%	3/1/2011	265	278
UnumProvident Corp.	6.75%	12/15/2028	280	256
UnumProvident Corp.	7.375%	6/15/2032	40	39

Real Estate Investment Trusts (0.8%)
CBRE Escrow Inc.	9.75%	5/15/2010	577	658
Thornburg Mortgage	8.00%	5/15/2013	865	915
iStar Financial Inc.	8.75%	8/15/2008	267	304
iStar Financial Inc.	6.00%	12/15/2010	265	279

Other (0.1%)
Universal City Florida	7.20%	5/1/2010 (1)(3)	155	162
Universal City Florida	8.375%	5/1/2010 (1)	110	115

				7,485

Industrial (80.4%)
Basic Industry (15.9%)
AK Steel Corp.	7.875%	2/15/2009	380	391
AK Steel Corp.	7.75%	6/15/2012	385	398
ARCO Chemical Co.	9.80%	2/1/2020	1,065	1,214
Abitibi-Consolidated Inc.	8.55%	8/1/2010	2,435	2,642
Ainsworth Lumber Co. Ltd.	7.25%	10/1/2012 (1)	295	302
Airgas, Inc.	9.125%	10/1/2011	785	880
Arch Western Finance	6.75%	7/1/2013 (3)	735	759
Arch Western Finance	6.75%	7/1/2013 (1)	560	578
BCP Caylux Holdings	9.625%	6/15/2014 (1)	1,805	2,028
Boise Cascade LLC	7.125%	10/15/2014 (1)	325	344
Borden U.S. Financial/Nova Scotia	9.00%	7/15/2014 (1)	715	791
Bowater Canada Finance	7.95%	11/15/2011	1,250	1,350
Bowater Inc.	6.50%	6/15/2013	25	25
CONSOL Energy Inc.	7.875%	3/1/2012	650	729
Compass Minerals Group	10.00%	8/15/2011	1,000	1,125
Equistar Chemicals LP	10.125%	9/1/2008	165	190
Equistar Chemicals LP	10.625%	5/1/2011	605	701
Fluor Corp.	6.95%	3/1/2007	500	520
Georgia-Pacific Corp.	8.875%	2/1/2010	1,455	1,693
Georgia-Pacific Corp.	9.375%	2/1/2013	1,890	2,209
Graphic Packaging Inc.	8.50%	8/15/2011	640	698
Hawk Corp.	8.75%	11/1/2014 (1)	235	242
Hercules Inc.	11.125%	11/15/2007	130	155
Huntsman Advanced Materials	11.00%	7/15/2010 (1)	170	203
Huntsman LLC	11.625%	10/15/2010	345	407
IMC Global, Inc.	10.875%	6/1/2008	1,155	1,386
IMC Global, Inc.	11.25%	6/1/2011	400	462
IMC Global, Inc.	11.25%	6/1/2011	325	375
JohnsonDiversey Inc.	9.625%	5/15/2012	885	987
Koppers Inc.	9.875%	10/15/2013	670	764

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

7

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Longview Fibre Co.	10.00%	1/15/2009	$ 950	$ 1,038
Lubrizol Corp.	5.50%	10/1/2014	225	226
Lyondell Chemical Co.	9.625%	5/1/2007	1,045	1,150
Lyondell Chemical Co.	9.50%	12/15/2008	655	711
MDP Acquisitions	9.625%	10/1/2012	810	903
Massey Energy Co.	6.625%	11/15/2010	340	352
Methanex Corp.	8.75%	8/15/2012	855	998
Millennium America Inc.	9.25%	6/15/2008	840	960
Nalco Co.	7.75%	11/15/2011	1,195	1,286
Neenah Paper Inc.	7.375%	11/15/2014 (1)	305	309
Norske Skog Canada	8.625%	6/15/2011	1,255	1,346
Nova Chemicals Corp.	6.50%	1/15/2012	495	528
Omnova Solutions Inc.	11.25%	6/1/2010	690	776
Peabody Energy Corp.	6.875%	3/15/2013	1,135	1,231
Resolution Performance Products LLC	9.50%	4/15/2010	905	980
Rockwood Specialties Group	7.50%	11/15/2014 (1)	50	52
Russel Metals Inc.	6.375%	3/1/2014	130	132
Ryerson Tull, Inc.	9.125%	7/15/2006	500	507
Steel Dynamics, Inc.	9.50%%	7/15/2006	720	794
Stone Container Corp.	9.25%	2/1/2008	760	840
Stone Container Corp.	9.75%	2/1/2011	1,575	1,725
Tembec Industries Inc.	8.50%	2/1/2011	795	799
U.S. Steel LLC	10.75%	8/1/2008	800	948
Union Carbide Corp.	6.79%	6/1/2025	580	588

Capital Goods (7.8%)
AEP Industries Inc.	9.875%	11/15/2007	95	96
Alliant Techsystems Inc.	8.50%	5/15/2011	315	343
Allied Waste North America Inc.	8.875%	4/1/2008	1,265	1,347
Allied Waste North America Inc.	8.50%	12/1/2008	150	159
American Standard Cos. Inc.	7.375%	2/1/2008	1,105	1,210
Anchor Glass Container	11.00%	2/15/2013	1,075	1,150
Argo Tech Corp.	9.25%	6/1/2011	300	330
Building Materials Corp.	7.75%	8/1/2014 (1)	830	845
Case New Holland Inc.	9.25%	8/1/2011 (1)	1,005	1,120
Case New Holland Inc.	9.25%	8/1/2011 (1)	1,180	1,316
Crown Euro Holdings SA	9.50%	3/1/2011	375	428
Crown Euro Holdings SA	10.875%	3/1/2013	1,120	1,323
Invensys PLC	9.875%	3/15/2011 (1)	875	941
Kennametal Inc.	7.20%	6/15/2012	255	282
L-3 Communications Corp.	7.625%	6/15/2012	950	1,033
NMHG Holding Co.	10.00%	5/15/2009	770	851
Owens-Brockway Glass Container, Inc.	7.75%	5/15/2011	890	961
Owens-Brockway Glass Container, Inc.	8.875%	2/15/2009	705	767
Owens-Brockway Glass Container, Inc.	8.75%	11/15/2012	265	300
Owens-Illinois, Inc.	8.10%	5/15/2007	330	351
Pliant Corp.	11.125%	9/1/2009	550	601
SPX Corp.	6.25%	6/15/2011	500	526
SPX Corp.	7.50%	1/1/2013	545	594
Sequa Corp.	9.00%	8/1/2009	1,145	1,297
Texas Industries Inc.	10.25%	6/15/2011	665	771
Transdigm Inc.	8.375%	7/15/2011	30	32
Trinity Industries	6.50%	3/15/2014	670	673
Tyco International Group SA	6.75%	2/15/2011	460	516
United Rental North America	6.50%	2/15/2012	1,370	1,336

Communication (19.9%)
ACC Escrow Group	10.00%	8/1/2011	1,555	1,333
AT&T Corp.	9.05%	11/15/2011 (3)	2,490	2,876
Advanstar Communications	10.75%	8/15/2010	345	388
Alamosa Delaware Inc.	8.50%	1/31/2012	55	60
Alaska Communications System Holdings	9.875%	8/15/2011	1,010	1,083
American Media Operation	8.875%	1/15/2011	160	170
CSC Holdings, Inc.	7.875%	12/15/2007	880	953
CSC Holdings, Inc.	8.125%	7/15/2009	240	264

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

8

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
CSC Holdings, Inc.	8.125%	8/15/2009	$ 1,170	$ 1,269
CSC Holdings, Inc.	7.625%	4/1/2011	1,455	1,568
CSC Holdings, Inc.	6.75%	4/15/2012 (1)	585	601
Canwest Media	10.625%	5/15/2011	880	988
Canwest Media Inc.	8.00%	9/15/2012 (1)	450	483
Centennial Cellular	10.125%	6/15/2013	135	152
Centennial Communication	8.125%	2/1/2014 (3)	305	314
Charter Communications OPT LLC	8.00%	4/30/2012 (1)	1,340	1,397
Charter Communications OPT LLC	8.375%	4/30/2014 (1)	650	683
Citizens Communications	9.25%	5/15/2011	1,820	2,142
Corus Entertainment, Inc.	8.75%	3/1/2012	1,410	1,544
Dex Media East LLC	9.875%	11/15/2009	980	1,112
Dex Media West LLC	8.50%	8/15/2010	255	284
DirecTV Holdings	8.375%	3/15/2013	480	538
Dobson Cellular Systems	8.375%	11/1/2011 (1)	670	696
EchoStar DBS Corp.	9.125%	1/15/2009	186	205
EchoStar DBS Corp.	6.375%	10/1/2011	1,075	1,102
Fairpoint Communications	11.875%	3/1/2010	140	164
GCI Inc.	7.25%	2/15/2014	1,450	1,446
GCI Inc.	7.25%	2/15/2014 (1)	85	85
Houghton Mifflin Co.	8.25%	2/1/2011	1,550	1,655
Insight Midwest LP	9.75%	10/1/2009	470	493
Insight Midwest LP	10.50%	11/1/2010	2,235	2,450
Intelsat Ltd.	5.25%	11/1/2008	505	491
Intelsat Ltd.	7.625%	4/15/2012	195	190
Lamar Media Corp.	7.25%	1/1/2013	400	433
MCI Inc.	7.688%	5/1/2009	700	726
MCI Inc.	8.735%	5/1/2014	670	724
Mail-Well Corp.	9.625%	3/15/2012	970	1,072
Mediacom Broadband LLC	11.00%	7/15/2013	1,135	1,220
Mediacom LLC/Mediacom Capital Corp.	9.50%	1/15/2013	435	438
Medianews Group Inc.	6.875%	10/1/2013	700	714
Nextel Communications	6.875%	10/31/2013	945	1,032
Nextel Communications	5.95%	3/15/2014	2,534	2,629
Nextel Communications	7.375%	8/1/2015	790	874
PanAmSat Corp.	9.00%	8/15/2014 (1)	355	396
Quebecor Media Inc.	11.125%	7/15/2011	1,680	1,924
Qwest Communications International Inc.	9.125%	3/15/2012 (1)(3)	2,745	3,170
Qwest Communications International Inc.	7.25%	2/15/2011 (1)	1,065	1,100
Rogers Cable Inc.	7.875%	5/1/2012	90	99
Rogers Cable Inc.	6.25%	6/15/2013	1,255	1,261
Rogers Cable Inc.	6.75%	3/15/2015 (1)	190	193
Rogers Cable Inc.	7.50%	3/15/2015 (1)	395	417
Rogers Wireless Inc.	9.625%	5/1/2011	1,495	1,757
Rogers Wireless Inc.	6.375%	3/1/2014	1,040	1,035
Rural Cellular	8.25%	3/15/2012	275	290
Shaw Communications Inc.	8.25%	4/11/2010	845	961
Shaw Communications Inc.	7.25%	4/6/2011	55	60
Sinclair Broadcast Group	8.75%	12/15/2011	475	518
Sinclair Broadcast Group	8.00%	3/15/2012	125	133
Triton PCS Inc.	8.50%	6/1/2013	715	686
US West Communications Group	6.875%	9/15/2033	295	273
Vertis Inc.	9.75%	4/1/2009	415	449
Vertis Inc.	10.875%	6/15/2009	245	266
Videotron Telecom Ltd.	6.875%	1/15/2014	135	140
Western Wireless Corp.	9.25%	7/15/2013	525	571

Consumer Cyclical (14.4%)
AMC Entertainment Inc.	8.00%	3/1/2014	315	313
Affinia Group Inc.	9.00%	11/30/2014 (1)	190	198
Argosy Gaming Co.	7.00%	1/15/2014	450	500
Arvinmeritor Inc.	8.75%	3/1/2012	1,220	1,403
Aztar Corp.	9.00%	8/15/2011	1,005	1,111
Beazer Homes USA, Inc.	8.625%	5/15/2011	860	935
Beazer Homes USA, Inc.	8.375%	4/15/2012	195	215

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

9

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Boyd Gaming Corp.	8.75%	4/15/2012	$ 220	$ 245
Boyd Gaming Corp.	7.75%	12/15/2012	500	548
Boyd Gaming Corp.	6.75%	4/15/2014	145	153
Carrols Corp.	9.00%	1/15/2013 (1)	70	72
Cummins Inc.	9.50%	12/1/2010	235	267
Cummins Inc.	7.125%	3/1/2028	119	122
D.R. Horton, Inc.	9.75%	9/15/2010	220	267
D.R. Horton, Inc.	9.375%	3/15/2011	955	1,058
D.R. Horton, Inc.	7.875%	8/15/2011	35	40
Dura Operating Corp.	8.625%	4/15/2012	850	886
Felcor Lodging LP	9.00%	6/1/2011 (3)	215	242
Hilton Hotels Corp.	7.50%	12/15/2017	145	169
Host Marriott LP	9.50%	1/15/2007	1,459	1,598
Host Marriott LP	7.125%	11/1/2013	1,740	1,886
ITT Corp.	7.375%	11/15/2015	35	39
Isle of Capri Casinos	7.00%	3/1/2014	680	699
J.B. Poindexter Co.	8.75%	3/15/2014 (1)	565	605
John Q. Hammons Hotel	8.875%	5/15/2012	375	426
KB Home	8.625%	12/15/2008	585	660
KB Home	7.75%	2/1/2010	50	54
La Quinta Properties	7.00%	8/15/2012	155	164
Lodgenet Entertainment Corp.	9.50%	6/15/2013	275	304
MGM Mirage, Inc.	8.50%	9/15/2010	2,270	2,593
Mandalay Resort Group	10.25%	8/1/2007	1,009	1,143
Mandalay Resort Group	9.375%	2/15/2010	1,185	1,378
Marquee Inc.	8.625%	8/15/2012 (1)	695	768
Mastec, Inc.	7.75%	2/1/2008	435	421
Meritage Corp.	9.75%	6/1/2011	265	293
Meritage Corp.	7.00%	5/1/2014	415	431
Park Place Entertainment Corp.	8.875%	9/15/2008	505	573
Park Place Entertainment Corp.	8.125%	5/15/2011	50	58
Park Place Entertainment Corp.	7.00%	4/15/2013	1,190	1,319
Penn National Gaming Inc.	8.875%	3/15/2010	153	167
R.J. Tower Corp.	12.00%	6/1/2013	650	504
Rite Aid Corp.	8.125%	5/1/2010	80	84
Rite Aid Corp.	9.50%	2/15/2011	1,580	1,730
Riviera Holdings Corp.	11.00%	6/15/2010	550	619
Ryland Group, Inc.	9.125%	6/15/2011	640	711
Scientific Games Corp.	6.25%	12/15/2012 (1)	175	176
Seneca Gaming Corp.	7.25%	5/1/2012	630	666
Speedway Motorsports Inc.	6.75%	6/1/2013	355	375
Standard Pacific Corp.	6.50%	10/1/2008	550	577
Standard Pacific Corp.	9.50%	9/15/2010	15	16
Standard Pacific Corp.	6.875%	5/15/2011	360	378
Standard Pacific Corp.	7.75%	3/15/2013	210	228
Starwood Hotel Resorts	7.875%	5/1/2012 (3)	1,525	1,739
Station Casinos	6.00%	4/1/2012	290	297
Station Casinos	6.50%	2/1/2014	1,025	1,053
TRW Automotive Inc.	9.375%	2/15/2013	1,062	1,232
Tenneco Automotive Inc.	10.25%	7/15/2013	565	667
Tenneco Automotive Inc.	8.625%	11/15/2014 (1)	335	348
Toll Corp.	8.25%	12/1/2011	235	260
Visteon Corp.	8.25%	8/1/2010	670	707
Visteon Corp.	7.00%	3/10/2014	1,835	1,771
Wynn Las Vegas LLC	6.625%	12/1/2014 (1)	1,180	1,168

Consumer Noncyclical (8.7%)
AmerisourceBergen Corp.	8.125%	9/1/2008	850	946
AmerisourceBergen Corp.	7.25%	11/15/2012	968	1,085
Bio-Rad Laboratories Inc.	7.50%	8/15/2013	195	214
Bio-Rad Laboratories Inc.	6.125%	12/15/2014 (1)	175	176
Biovail Corp.	7.875%	4/1/2010	1,410	1,459
Bombardier Recreational	8.375%	12/15/2013	755	808
Church & Dwight Co., Inc.	6.00%	12/15/2012 (1)	165	168
Columbia/HCA Healthcare Corp.	7.25%	5/20/2008	990	1,054

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

10

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Constellation Brands Inc.	8.125%	1/15/2012	$ 865	$ 945
Coventry Health Care Inc.	8.125%	2/15/2012	565	619
Dimon Inc.	9.625%	10/15/2011	450	493
Dole Foods Co.	7.25%	6/15/2010	65	67
Dole Foods Co.	8.875%	3/15/2011	1,165	1,271
Elan Financial PLC	7.75%	11/15/2011 (1)	565	605
Fisher Scientific International Inc.	8.125%	5/1/2012	1,264	1,409
HCA Inc.	5.50%	12/1/2009	400	400
HCA Inc.	8.75%	9/1/2010	1,200	1,373
HCA Inc.	5.75%	3/15/2014	160	155
HCA Inc.	6.375%	1/15/2015	810	811
Iasis Healthcare LLC	8.75%	6/15/2014	560	610
Jostens IH Corp.	7.625%	10/1/2012 (1)	105	109
NDC Health Corp.	10.50%	12/1/2012	1,135	1,226
Neighborcare Inc.	6.875%	11/15/2013	695	728
Omnicare, Inc.	8.125%	3/15/2011	1,250	1,341
Omnicare, Inc.	6.125%	6/1/2013	70	70
Owens & Minor, Inc.	8.50%	7/15/2011	485	534
Playtex Products, Inc.	8.00%	3/1/2011	700	765
Radiologix, Inc.	10.50%	12/15/2008	615	677
Standard Commercial Corp.	8.00%	4/15/2012	205	211
Triad Hospitals Inc.	7.00%	5/15/2012	1,500	1,579
United Agricultural Products	8.25%	12/15/2011 (1)	168	180
VWR International Inc.	6.875%	4/15/2012	195	205
VWR International Inc.	8.00%	4/15/2014	255	272
Valeant Pharmaceuticals International	7.00%	12/15/2011	400	417
Ventas Realty LP/Capital Corp.	6.625%	10/15/2014 (1)	440	449
Winn-Dixie Stores, Inc.	8.875%	4/1/2008	310	291

Energy (5.0%)
Chesapeake Energy Corp.	8.125%	4/1/2011	1,230	1,331
Chesapeake Energy Corp.	7.75%	1/15/2015	105	114
Chesapeake Energy Corp.	6.875%	1/15/2016	415	435
Encore Acquisition Co.	8.375%	6/15/2012	230	256
Encore Acquisition Co.	6.25%	4/15/2014	150	152
Evergreen Resources	5.875%	3/15/2012	160	168
Exco Resources Inc.	7.25%	1/15/2011	650	696
Forest Oil Corp.	8.00%	12/15/2011	640	733
Forest Oil Corp.	7.75%	5/1/2014	400	435
Giant Industries	11.00%	5/15/2012	503	581
Giant Industries	8.00%	5/15/2014	75	78
Harvest Operations Corp.	7.875%	10/15/2011 (1)	210	212
Key Energy Services Inc.	6.375%	5/1/2013	155	158
Magnum Hunter Resources Inc.	9.60%	3/15/2012	852	967
Newfield Exploration Co.	7.45%	10/15/2007	580	624
Newfield Exploration Co.	8.375%	8/15/2012	665	748
Parker Drilling Co.	9.625%	10/1/2013	675	759
Plains Exploration & Production Co.	8.75%	7/1/2012	130	146
Plains Exploration & Production Co.	7.125%	6/15/2014	280	308
Premcor Refining Group	6.75%	2/1/2011	85	91
Premcor Refining Group	9.50%	2/1/2013	1,265	1,477
Pride International Inc.	7.375%	7/15/2014	1,255	1,371
Reliant Energy, Inc.	6.75%	12/15/2014	930	930
Tesoro Petroleum Corp.	8.00%	4/15/2008	350	382
Whiting Petroleum Corp.	7.25%	5/1/2012	520	545

Technology (4.6%)
Amkor Technology Inc.	9.25%	2/15/2008	1,030	1,053
Flextronics International Ltd.	6.25%	11/15/2014 (1)	375	372
Iron Mountain, Inc.	8.625%	4/1/2013	960	1,020
Iron Mountain, Inc.	7.75%	1/15/2015	185	187
MagnaChip Semiconductor	6.875%	12/15/2011 (1)	195	201
MagnaChip Semiconductor	8.00%	12/15/2014 (1)	200	209
Nortel Networks Ltd.	6.125%	2/15/2006	785	799
Sanmina-SCI Corp.	10.375%	1/15/2010	1,595	1,842

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

11

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Solectron Corp.	9.625%	2/15/2009	$ 2,005	$ 2,203
UGS Corp.	10.00%	6/1/2012 (1)	955	1,088
Xerox Corp.	9.75%	1/15/2009	2,750	3,245
Xerox Corp.	7.125%	6/15/2010	250	269
Xerox Corp.	8.00%	2/1/2027	170	177

Transportation (1.3%)
American Airlines, Inc. Pass-Through Certificates	7.024%	10/15/2009	410	422
Continental Airlines Enhanced Equipment Trust Certificates	7.056%	9/15/2009	554	566
Continental Airlines Enhanced Equipment Trust Certificates	6.90%	1/2/2018 (2)	285	286
Delta Air Lines Enhanced Equipment Trust Certificates	7.111%	9/18/2011	745	734
Kansas City Southern Industries, Inc.	9.50%	10/1/2008	600	681
Kansas City Southern Industries, Inc.	7.50%	6/15/2009	655	688
Northwest Airlines, Inc. Pass-Through Certificates	6.841%	4/1/2011	250	253

Other (2.8%)
Adesa Corp.	7.625%	6/15/2012	730	770
Douglas Dynamic LLC	7.75%	1/15/2012 (1)	160	163
Eagle-Picher Inc.	9.75%	9/1/2013	110	111
FastenTech Inc.	12.50%	5/1/2011 (1)	370	411
General Cable Corp.	9.50%	11/15/2010	615	701
Itron Inc.	7.75%	5/15/2012 (1)	90	91
National Waterworks Inc.	10.50%	12/1/2012	345	386
Petroleum Geo-Services	10.00%	11/5/2010	1,175	1,342
Thomas & Betts Corp.	7.25%	6/1/2013	185	202
Thomas & Betts Corp.	6.39%	2/10/2009	40	42
Timken Co.	5.75%	2/15/2010	664	682
UCAR Finance, Inc.	10.25%	2/15/2012	1,630	1,875
Valmont Industries Inc.	6.875%	5/1/2014	115	119
Wesco Distribution Inc.	9.125%	6/1/2008	610	630

				220,834

Utilities (9.4%)
Electric (6.0%)
AES Corp.	9.50%	6/1/2009	50	57
AES Corp.	9.375%	9/15/2010	80	93
AES Corp.	8.75%	5/15/2013(1)	1,565	1,780
AES Corp.	9.00%	5/15/2015(1)	1,810	2,070
Aquila Inc.	9.95%	2/1/2011	1,245	1,410
Avista Corp.	9.75%	6/1/2008	570	662
CMS Energy Corp.	7.50%	1/15/2009	95	101
CMS Energy Corp.	8.50%	4/15/2011	760	864
DPL Inc.	6.875%	9/1/2011	855	933
Goodman Global Holdings	5.76%	6/15/2012 (1)(3)	220	224
Midwest Generation LLC	8.75%	5/1/2034	880	999
NRG Energy Inc.	8.00%	12/15/2013(1)	490	534
Nevada Power Co.	10.875%	10/15/2009	725	837
Nevada Power Co.	6.50%	4/15/2012	70	74
Nevada Power Co.	9.00%	8/15/2013	510	597
Nevada Power Co.	5.875%	1/15/2015 (1)	265	266
Northwestern Corp.	5.875%	11/1/2014(1)	90	92
Sierra Pacific Resources	8.625%	3/15/2014	405	460
TECO Energy, Inc.	7.20%	5/1/2011	820	902
TECO Energy, Inc.	7.00%	5/1/2012	65	71
TNP Enterprises Inc.	10.25%	4/1/2010	180	192
TXU Corp.	5.55%	11/15/2014(1)	690	685
TXU Corp.	6.50%	11/15/2024 (1)	690	688
TXU Corp.	6.55%	11/15/2034 (1)	690	680
Texas Genco LLC	6.875%	12/15/2014 (1)	925	956
Western Resources, Inc.	7.125%	8/1/2009	230	252

Natural Gas (3.4%)
ANR Pipeline Co.	8.875%	3/15/2010	1,285	1,450
Centerpoint Energy Resources	7.875%	4/1/2013	1,115	1,327
El Paso Natural Gas	7.625%	8/1/2010	510	560
El Paso Production Holdings	7.75%	6/1/2013	1,335	1,402

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

12

High Yield Bond Portfolio	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Markwest Energy	6.875%	11/1/2014 (1)	$ 100	$ 102
Semco Energy Inc.	7.125%	5/15/2008	100	107
Semco Energy Inc.	7.75%	5/15/2013	85	92
Southern Natural Gas	8.875%	3/15/2010	1,285	1,447
Suburban Propane Partners	6.875%	12/15/2013	370	377
Williams Cos., Inc.	7.125%	9/1/2011	1,025	1,120
Williams Cos., Inc.	8.125%	3/15/2012	1,270	1,470

				25,933

TOTAL CORPORATE BONDS
(Cost $239,707)				254,252

U.S. GOVERNMENT SECURITIES (5.1%)

U.S. Treasury Note	6.875%	5/15/2006	3,090	3,255
U.S. Treasury Note	6.625%	5/15/2007	2,715	2,930
U.S. Treasury Note	5.625%	5/15/2008	2,795	2,999
U.S. Treasury Note	5.50%	5/15/2009	2,710	2,932
U.S. Treasury Note	5.75%	8/15/2010	1,640	1,806

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $13,930)				13,922

TEMPORARY CASH INVESTMENTS (1.8%)

Repurchase Agreement (0.7%)
Goldman Sachs & Co.
(Dated 12/31/2004, Repurchase Value $1,900,000,
collateralized by Federal Home Loan Mortgage Corp.,
5.50%-10.50%, 5/1/2005-9/1/2034)	2.29%	1/3/2005	1,900	1,900

			Shares

Money Market Fund (1.1%)
Vanguard Market Liquidity Fund, 2.26%*-Note F			2,993,840	2,994

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $4,894)				4,894

TOTAL INVESTMENTS (99.4%)
(Cost $258,531)				273,068

OTHER ASSETS AND LIABILITIES (0.6%)

Other Assets-Note C				5,313
Security Lending Collateral Payable to Brokers-Note F				(2,994)
Other Liabilities				(580)

				1,739

NET ASSETS (100%)

Applicable to 30,482,513 outstanding $.001 par value shares of beneficial interest (unlimited authorization)				$ 274,807

NET ASSET VALUE PER SHARE				$ ;9.02

^See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate value of these securities was $36,929,000, representing 13.4% of net assets.
(2)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(3)Adjustable-rate note.

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share
Paid-in Capital	$ 285,741	$ 9.38
Undistributed Net Investment Income	18,995.62
Accumulated Net Realized Losses	(44,466)	(1.46)
Unrealized Appreciation	14,537.48

NET ASSETS	$ 274,807	$ 9.02

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

13

STATEMENT OF OPERATIONS

High Yield Bond Portfolio Year Ended December 31, 2004 (000)
INVESTMENT INCOME
Income
Interest	$ 19,950
Security Lending	64

Total Income	20,014

Expenses
Investment Advisory Fees-Note B	161
The Vanguard Group-Note C
Management and Administrative	397
Marketing and Distribution	41
Custodian Fees	15
Auditing Fees	18
Shareholders' Reports	4

Total Expenses	636

NET INVESTMENT INCOME	19,378

REALIZED NET GAIN (LOSS) ON
INVESTMENT SECURITIES SOLD	6,385

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES	(4,072)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$ 21,691

STATEMENT OF CHANGES IN NET ASSETSS

	High Yield Bond Portfolio
	Year Ended December 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 19,378	$ 19,814
p Realized Net Gain (Loss)	6,385	844
Change in Unrealized
Appreciation (Depreciation)	(4,072)	19,243

Net Increase (Decrease) in Net Assets
Resulting from Operations	21,691	39,901

Distributions
Net Investment Income	(19,788)	(16,049)
Realized Capital Gain	—	—

Total Distributions	(19,788)	(16,049)

Capital Share Transactions[1]
Issued	49,034	125,809
Issued in Lieu of Cash Distributions	19,788	16,049
Redeemed	(90,700)	(73,848)

Net Increase (Decrease) from
Capital Share Transactions	(21,878)	68,010

Total Increase (Decrease)	(19,975)	91,862

Net Assets
Beginning of Period	294,782	202,920

End of Period	$ 274,807	$ 294,782

[1]Shares Issued (Redeemed)
Issued	5,606	15,001
Issued in Lieu of Cash Distributions	2,339	2,029
Redeemed	(10,384)	(8,815)

Net Increase (Decrease) in
Shares Outstanding	(2,439)	8,215

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

14

FINANCIAL HIGHLIGHTS

High Yield Bond Portfolio
	Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2001	2000
Net Asset Value, Beginning of Period	$8.95	$8.21	$8.59	$8.28	$9.02	$9.50
Investment Operations
Net Investment Income	.68	.53	.59	.168	.794	.849
Net Realized and Unrealized Gain (Loss) on Investments	.04	.78	(.46)	.142	(1.120)	(.480)

Total from Investment Operations	.72	1.31	.13	.310	(.326)	.369

Distributions
Dividends from Net Investment Income	(.65)	(.57)	(.51)	—	(.414)	(.849)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.65)	(.57)	(.51)	—	(.414)	(.849)

Net Asset Value, End of Period	$ 9.02	$ 8.95	$ 8.21	$ 8.59	$ 8.28	$ 9.02

Total Return	8.53%	16.87%	1.54%	3.74%	-3.72%	4.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$ 275	$ 295	$ 203	$ 172	$ 158	$ 142
Ratio of Total Expenses to Average Net Assets	0.24%	0.29%	0.33%	0.28%**	0.28%	0.26%
Ratio of Net Investment Income to Average Net Assets	7.22%	7.59%	8.40%	8.87%**	9.26%	9.12%
Portfolio Turnover Rate	57%	49%	30%	6%	29%	23%

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund High Yield Bond Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard(R)Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The portfolio may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of taxable income. Accordingly, no provision for federal income is required in the financial statements.

4.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.	Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.	Other: Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

15

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B.   Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2004, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C.   The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $37,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.   Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2004, the fund had $19,374,000 of ordinary income available for distribution. The fund had available realized losses of $44,453,000 to offset future net capital gains of $3,977,000 through December 31, 2008, $18,321,000 through December 31, 2009, $20,163,000 through December 31, 2010, and $1,992,000 through December 31, 2011.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $14,537,000, consisting of unrealized gains of $15,386,000 on securities that had risen in value since their purchase and $849,000 in unrealized losses on securities that had fallen in value since their purchase.

E.   During the year ended December 31, 2004, the portfolio purchased $139,465,000 of investment securities and sold $160,030,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,780,000 and $9,190,000, respectively.

F.   The market value of securities on loan to broker/dealers at December 31, 2004, was $2,908,000, for which the portfolio held cash collateral of $2,994,000.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 8, 2005

VANGUARD VARIABLE INSURANCE FUND
HIGH YIELD BOND PORTFOLIO

16

VANGUARD® BALANCED PORTFOLIO

During 2004, the Balanced Portfolio returned 11.3%, outpacing the average return of balanced mutual funds, as well as the result of its benchmark—a composite of two unmanaged indexes weighted in proportion to the fund’s target allocation between stocks and bonds. At the end of the year, the portfolio’s yield was 2.6%.

The table below shows the past year’s results for your portfolio and its comparative standards; for perspective, we also present their annualized performances over the past decade. Please note that the portfolio returns in Vanguard® Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

THE PORTFOLIO’S STOCK SELECTION LED TO
STELLAR PERFORMANCE

The stock portion of the portfolio returned 15.2% in 2004, compared with 10.9% for the Standard & Poor’s 500 Index, and was responsible for the fund’s strong performance relative to the composite benchmark.

Total Returns		Ten Years Ended December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment

Balanced Portfolio	11.3%	12.3%	$31,921
Composite Stock/Bond Index*	8.7	11.1	28,768
Average Balanced Fund**	7.9	8.7	23,020
Dow Jones Wilshire 5000 Index	12.6	11.9	30,824

*65% S&P 500 Index, 35% Lehman Credit A or Better Bond Index.
**Derived from data provided by Lipper Inc.

Returns were positive across all of the portfolio’s industry sectors. Nine out of twelve sectors had double-digit gains. With oil prices reaching record levels, the stocks within the “other energy” sector posted the highest gain (+42%). However, two sectors in particular—utilities (+24%) and integrated oils (+24%)—made the most impact on the fund’s bottom line due to a combination of their solid returns and higher weightings in the portfolio’s makeup.

Relative to the S&P 500 Index, performance was aided by your portfolio’s value bias, combined with superior stock selection by the portfolio’s investment advisor, Wellington Management Company. This was particularly true within the technology sector: The fund’s tech stocks gained 19%, while those in the index rose a mere 3%.

The fund’s bond portion returned 4.4%, just lagging the 4.5% return of the Lehman Brothers Credit A or Better Bond Index. The fund’s holdings in U.S. Treasury and government securities detracted from relative performance, as these issues underperformed corporate bonds during the period.

ADVISOR ADDED VALUE OVER THE LONG RUN AS WELL

During the past decade, the portfolio posted an annualized return of 12.3%, outpacing its comparative measures. A hypothetical initial investment of $10,000 would have grown to $31,921—or about $8,900 more than the equivalent investment in the average balanced fund. That gap is a testament to the investment advisor’s asset management skills, and it is further widened by Vanguard’s low costs. (See the page entitled “About Your Portfolio’s Expenses” for more details about the portfolio’s costs relative to the peer-fund group.)

In addition, your portfolio—with its relatively conservative allocation of 60% to 70% in stocks and the rest in bonds—delivered a higher annualized return than the broad stock market with considerably lower volatility. While less volatility is rightly touted as a virtue of balanced investing, mixed portfolios generally are not expected to outperform the stock market over long periods. There is no guarantee that the Balanced Portfolio will continue to deliver such stellar results, but its balanced approach, low costs, and proven advisory talent make it a solid choice for meeting your long-term financial objectives.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

1

REPORT FROM THE ADVISOR	BALANCED PORTFOLIO

The Balanced Portfolio returned 11.3% during the 12 months ended December 31, 2004, exceeding both the 7.9% return of the average balanced fund and the 8.7% return of the unmanaged composite index, which is weighted 65% in large-cap stocks and 35% in high-quality corporate bonds.

THE INVESTMENT ENVIRONMENT

The U.S. equity market made little progress in the first three quarters of the fiscal year. Investor concerns relating to escalating energy prices, growing competition from emerging economies, the war in Iraq, and political uncertainties in the United States kept the market in a narrow trading range for most of the period. However, a definitive conclusion to the U.S. presidential race in November provided a catalyst for renewed investor optimism. This outcome, along with the increased likelihood of additional tax changes that could benefit stocks, caused the market to rally in the fourth quarter.

Investment Philosophy
The advisor believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in common stocks and the balance in fixed income securities. Consistent with this approach, dividend-paying stocks dominate the equity segment of the portfolio, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.

Some of the challenges of 2004 remain as we move into the new year. On the geopolitical front, the war in Iraq is ongoing and terrorist activity remains a threat. From an economic perspective, some signs of global inflation are emerging. The unusually high level of crude oil and natural gas prices continues to affect global economic activity. China and India are ever-strengthening presences in the global economic community. Both countries continue to assert themselves in the manufacturing and service sectors, taking market share from U.S. and European competitors. Their powerful combined demand for basic commodities has helped to drive natural resource prices higher.

Despite these challenges, the U.S. economy has continued to show good overall growth. This was evident in the statistics for job growth and manufacturing output, both of which benefited from the U.S. dollar’s weakness against most other major currencies. (For example, the dollar slipped about 8% relative to the euro in 2004.) For now, we believe investors are viewing the dollar’s decline as positive for the U.S. economy, because it helps to improve our competitiveness. However, in our opinion, the weakening of the U.S. currency is likely to result in higher interest rates. Higher rates would certainly have a moderating effect on economic activity and would have implications for the cost of refinancing U.S. debt.

The past year was marked by a rising federal funds rate together with an unexpected decline in the yields of longer-dated Treasury issues. The stability of the longer-maturity portions of the yield curve was particularly surprising because of the substantial upward move in the price of crude oil. There has long been a link between rising crude oil prices and accelerating inflation. What we saw, however, was a much flatter yield curve, with interest rates in general remaining low. Corporate bonds and mortgage-backed securities performed well as both credit risk and refinancing risk became less significant to investors seeking higher yields. The tight spreads of these issues against Treasuries continue to suggest a strong appetite for risk among investors. For the future, we believe that the likely direction of interest rates—both short-and long-term—will be upward as the economy remains in good shape and inflation ticks up.

OUR SUCCESSES

The strong performance of our equity holdings during the past 12 months was driven largely by strong stock selection in the information technology sector together with an underweighting in technology compared with the benchmark index. The equity return was also helped by an overweighting in energy and an underweighting in health care. (Please note that we refer to sectors as defined by the Global Industry Classification Standard, not to the Russell sectors cited elsewhere in this report.)

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

2

Individual contributors included Canadian National Railway, which benefited from strong demand and higher transportation rates. Parker Hannifin received stronger orders across its industrial product line, leading to excellent earnings. TXU, the Texas-based utility company, rose sharply as cost reductions implemented by new management helped lead to dramatic increases in dividends and earnings. EnCana, a Canadian oil and gas producer, rose significantly during the fourth quarter, as the company’s reserves have become increasingly valuable with the rise in energy prices.

OUR SHORTFALLS

Stock selection in the consumer discretionary, financials, and materials sectors was the primary detractor during the period. Individual holdings that hurt performance included Cardinal Health, a large drug distributor, which was hurt by restatements and disappointing earnings. We reduced our exposure to the stock. AstraZeneca underperformed after an FDA staff member expressed concern about the risk of side effects from its cholesterol-fighting drug Crestor. We remain confident in Crestor’s viability and positive about the company’s drug pipeline.

Shares of Coca-Cola Enterprises, Coca-Cola’s largest bottler, fell after the company announced weak sales in early summer. Colgate-Palmolive reported disappointing results, as a revitalized Procter & Gamble took market share away from it. The stock remains attractive, however, as we believe that Colgate will grow rapidly outside the United States.

THE PORTFOLIO’S POSITIONING

During the 12-month period we kept the equity ratio near 65%, the midpoint of our 60%–70% equity range. We continue to search for attractively valued companies with strong operating characteristics. We are particularly interested in those whose business fundamentals are poised to improve. As always, an above-average dividend yield is central to our stock selection process.

We are keeping the portfolio in position to benefit from the strong economic forces outlined above, such as continued commodity inflation and global economic growth. Many companies in the portfolio are passing on higher commodity and transportation costs to consumers. We are well-positioned in companies such as CSX, International Paper, and Avery Dennison, all three of which have shown increasing power to raise prices. With large weightings in the energy, materials, and industrials sectors, the portfolio remains positioned to benefit from a growing world economy. That said, we continuously review the valuations of our stocks relative to their earning potential, and as a result, we are beginning to take profits in these sectors. Gradually, we will look for other attractive stocks to emerge from underperforming sectors of the global market.

Edward P. Bousa, VICE PRESIDENT

Paul D. Kaplan, SENIOR VICE PRESIDENT AND PARTNER

WELLINGTON MANAGEMENT COMPANY, LLP

JANUARY 11, 2005

SIGNIFICANT EQUITY PORTFOLIO CHANGES

Additions

Coca-Cola	Beverage giant at an attractive valuation.

State Street	Leading custody bank is undervalued and will benefit as short-term interest rates increase.

Yum Brands	Fast-food retailer of KFC, Taco Bell, and Pizza Hut is successfully expanding to China.

Analog Devices	Semiconductor leader has fallen to an attractive valuation.

Deletions

Repsol	Spanish oil company reached full valuation.

Kellogg	Leading cereal and breakfast manufacturer reached full valuation.

PepsiCo	Beverage and snack leader reached full valuation.

Hewlett-Packard	Computer and printing leader faces increased competition.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

3

PORTFOLIO PROFILE	BALANCED PORTFOLIO As of December 31, 2004

Total Portfolio Characteristics

Yield	2.6%
Turnover Rate	22%
Expense Ratio	0.26%
Short-Term Reserves	3%

Total Portfolio Volatility Measures
	Portfolio	Composite Index*	Portfolio	Broad Index**

R-Squared	0.92	1.00	0.87	1.00
Beta	0.96	1.00	0.59	1.00

Stock Characteristics
	Portfolio	Comparative Index†	Broad Index**

Number of Stocks	109	500	4,978
Median Market Cap	$39.4B	$53.1B	$27.3B
Price/Earnings Ratio	17.5x	19.6x	22.4x
Price/Book Ratio	2.7x	3.0x	2.9x
Dividend Yield	2.1%	1.7%	1.5%
Return on Equity	19.1%	20.1%	15.7%
Earnings Growth Rate	8.6%	9.5%	7.5%
Foreign Holdings	10.2%	0.0%	1.0%

Fixed Income Characteristics
	Portfolio	Comparative Index††	Broad Index‡

Number of Bonds	162	1,595	5,836
Yield to Maturity	4.3%‡‡	4.3%	4.4%
Average Coupon	5.4%	5.5%	5.4%
Average Effective Maturity	8.0 years	8.2 years	7.1 years
Average Quality§	Aa2	Aa3	Aa1
Average Duration	5.4 years	5.4 years	4.3 years

Ten Largest Stocks (% of stock portfolio)
Citigroup, Inc.	3.1%
(banking)
International Business Machines Corp.	2.2
(computer hardware)
Bank of America Corp.	2.2
(banking)
Abbott Laboratories	2.2
(pharmaceuticals)
EnCana Corp.	2.1
(energy)
Verizon Communications Inc.	2.0
(telecommunications)
Exelon Corp.	1.8
(energy and utilities)
Altria Group, Inc.	1.7
(conglomerate)
Total SA	1.7
(energy and utilities)
E.I. du Pont de Nemours & Co.	1.7
(chemicals)

Top Ten	20.7%

Top Ten as % of Total Net Assets	13.6%

“Ten Largest Stocks” excludes any temporary cash investments and equity index products.

Sector Diversification (% of stock portfolio)
	Portfolio	Comparative Index†	Broad Index**

Auto & Transportation	6%	3%	3%
Consumer Discretionary	8	15	17
Consumer Staples	5	7	6
Financial Services	19	22	23
Health Care	10	12	12
Integrated Oils	9	5	4
Other Energy	4	2	3
Materials & Processing	11	4	4
Producer Durables	6	4	5
Technology	8	14	13
Utilities	12	7	6
Other	2	5	4

*Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Lehman Credit A or Better Index.
** Dow Jones Wilshire 5000 Index.
† &P 500 Index.
†† Lehman Credit A or Better Index.
‡ Lehman Aggregate Bond Index.
‡‡ Before expenses.
§ Moody’s Investors Service.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

4

Portfolio Asset Allocation

Equity Investment Focus

Distribution by Credit Quality* (% of fixed income portfolio)
Aaa	39%
Aa	15
A	36
Baa	9
Ba	0
B	0
Not Rated	1

Total	100%

Fixed Income Investment Focus

Sector Diversification** (% of fixed income portfolio)
Asset-Backed/
Commercial Mortgage-Backed	4%
Finance	22
Foreign	3
Government Mortgage-Backed	6
Industrial	32
Treasury/Agency	21
Utilities	9
Other	3

Total 100%

*Moody’s Investors Service.
**The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

5

PERFORMANCE SUMMARY	BALANCED PORTFOLIO As of December 31, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance December 31, 1994–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004				Final Value
	One Year	Five Years		Ten Years	of a $10,000 Investment

Balanced Portfolio	11.29%	7.58%		12.31%	$31,921
Dow Jones Wilshire 5000 Index	12.62	-1.4	2	11.92	30,824
S&P 500 Index	10.88	-2.3	0	12.07	31,258
Composite Stock/Bond Index*	8.70	1.76		11.15	28,768
Average Balanced Fund**	7.93	1.95		8.70	23,020

Fiscal-Year Total Returns (%) December 31, 1994–December 31, 2004

*Weighted 65% S&P 500 Index and 35% Lehman Credit AA or Better Index through March 31, 2000; 65% S&P 500 Index and 35% Lehman Credit A or Better Index thereafter.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

6

ABOUT YOUR PORTFOLIO’S EXPENSES	BALANCED PORTFOLIO As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

Six Months Ended December 31, 2004
Balanced Portfolio	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*

Based on
Actual Portfolio Return	$1,000.00	$1,083.82	$1.36

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.83	$1.32

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Expense Ratios: Your portfolio compared with its peer group
	Portfolio	Average Balanced Fund

Balanced Portfolio	0.26%	1.35%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

7

FINANCIAL STATEMENTS STATEMENT OF NET ASSETS	As of December 31, 2004

Balanced Portfolio	Shares	Market Value^ (000)

COMMON STOCKS (66.0%)

Auto & Transportation (4.3%)
Union Pacific Corp.	154,900	$ 10,417
Canadian National Railway Co.	157,250	9,632
CSX Corp.	212,700	8,525
Norfolk Southern Corp.	140,300	5,077
Canadian Pacific Railway Ltd.	85,350	2,937
General Motors Corp.	71,500	2,864
Genuine Parts Co.	60,000	2,644
FedEx Corp.	21,600	2,127

		44,223

Consumer Discretionary (5.3%)
McDonald's Corp.	278,000	8,913
Waste Management, Inc.	279,000	8,353
* Time Warner, Inc.	388,600	7,554
Kimberly-Clark Corp.	110,400	7,265
* Accenture Ltd.	181,500	4,901
Gannett Co., Inc.	57,400	4,690
Dollar General Corp.	193,400	4,017
Yum! Brands, Inc.	70,591	3,330
Gillette Co.	64,400	2,884
Target Corp.	50,000	2,597
Whirlpool Corp.	1,200	83

		54,587

Consumer Staples (3.4%)
Altria Group, Inc.	195,100	11,921
The Coca-Cola Co.	170,900	7,115
Colgate-Palmolive Co.	116,800	5,975
General Mills, Inc.	94,000	4,673
Coca-Cola Enterprises, Inc.	160,300	3,342
Sara Lee Corp.	102,200	2,467

		35,493

Financial Services (12.2%)
Citigroup, Inc.	433,333	20,878
Bank of America Corp.	317,400	14,915
ACE Ltd.	225,100	9,623
Freddie Mac	111,500	8,218
The Hartford Financial Services Group Inc.	113,400	7,860
MBIA, Inc.	114,650	7,255
UBS AG	86,500	7,252
Merrill Lynch & Co., Inc.	114,800	6,862
American International Group, Inc.	104,100	6,836
JPMorgan Chase & Co.	174,448	6,805
MBNA Corp.	187,300	5,280
Ambac Financial Group, Inc.	50,400	4,139
KeyCorp	105,800	3,587
Marsh & McLennan Cos., Inc.	102,800	3,382
Westpac Banking Corp. Ltd. ADR	42,500	3,227
Morgan Stanley	55,500	3,081
State Street Corp.	59,100	2,903
U.S. Bancorp	75,959	2,379
Archstone-Smith Trust REIT	34,800	1,333

		125,815

Health Care (6.3%)
Abbott Laboratories	317,500	14,811
Schering-Plough Corp.	393,900	8,225
Eli Lilly & Co.	137,300	7,792
Wyeth	168,800	7,189
Baxter International, Inc.	177,100	6,117
AstraZeneca Group PLC ADR	147,500	5,368
Pfizer Inc.	163,553	$ 4,398
Novartis AG ADR	85,500	4,321
Cardinal Health, Inc.	50,500	2,937
Becton, Dickinson & Co.	46,400	2,636
Sanofi-Synthelabo SA ADR	45,423	1,819

		65,613

Integrated Oils (6.1%)
Total SA ADR	107,856	11,847
ExxonMobil Corp.	220,700	11,313
Royal Dutch Petroleum Co. ADR	184,800	10,603
ChevronTexaco Corp.	190,600	10,008
BP PLC ADR	154,100	8,999
Petrol Brasil ADR	137,100	5,454
ConocoPhillips Co.	53,500	4,645

		62,869

Other Energy (2.8%)
EnCana Corp.	251,218	14,335
Schlumberger Ltd.	105,200	7,043
Burlington Resources, Inc.	102,900	4,476
Anadarko Petroleum Corp.	42,000	2,722

		28,576

Materials & Processing (7.0%)
E.I. du Pont de Nemours & Co.	235,886	11,570
Weyerhaeuser Co.	157,800	10,607
International Paper Co.	219,800	9,232
Rio Tinto PLC ADR	62,700	7,474
Alcoa Inc.	235,300	7,393
Rohm & Haas Co.	135,700	6,002
Syngenta AG ADR	236,200	5,043
Avery Dennison Corp.	78,800	4,726
Air Products & Chemicals, Inc.	78,400	4,545
PPG Industries, Inc.	62,100	4,233
Temple-Inland Inc.	26,500	1,813

		72,638

Producer Durables (4.2%)
Parker Hannifin Corp.	119,400	9,043
Caterpillar, Inc.	83,100	8,103
Pitney Bowes, Inc.	144,900	6,706
United Technologies Corp.	57,800	5,974
Emerson Electric Co.	76,100	5,335
Pall Corp.	99,900	2,891
Deere & Co.	38,700	2,879
Nokia Corp. ADR	135,200	2,119

		43,050

Technology (5.3%)
International Business Machines Corp.	154,400	15,221
Microsoft Corp.	378,800	10,118
General Dynamics Corp.	93,500	9,780
Texas Instruments, Inc.	249,300	6,138
Motorola, Inc.	355,200	6,109
* EMC Corp.	282,500	4,201
* Corning, Inc.	136,500	1,607
Analog Devices, Inc.	24,800	916
* Freescale Semiconductor, Inc.	39,219	720

		54,810

Utilities (8.1%)
Verizon Communications Inc.	336,812	13,644
Exelon Corp.	283,200	12,481
* Comcast Corp. Class A	230,050	7,656
SBC Communications Inc.	296,000	7,628
FPL Group, Inc.	100,300	7,497

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

8

Balanced Portfolio	Shares	Market Value^ (000)

TXU Corp.	112,700	$ 7,276
* Deutsche Telekom AG ADR	223,200	5,062
Pinnacle West Capital Corp.	106,700	4,739
Cinergy Corp.	102,500	4,267
Progress Energy, Inc.	92,900	4,203
BellSouth Corp.	139,700	3,882
Sprint Corp.	137,300	3,412
ALLTEL Corp.	34,500	2,027

		83,774

Other (1.0%)
General Electric Co.	217,700	7,946
Honeywell International Inc.	74,100	2,624

		10,570

TOTAL COMMON STOCKS
(Cost $499,590)		682,018

	Face
	Amount
	(000)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (8.6%)

U.S. Government Securities (6.2%)
U.S. Treasury Bond
6.25%, 8/15/2023	$ 11,000	12,882
5.375%, 2/15/2031	3,000	3,242
U.S. Treasury Note
2.75%, 7/31/2006	10,000	9,966
2.375%, 8/31/2006	32,000	31,670
4.25%, 8/15/2014	5,000	5,009
Private Export Funding Corp.
(U.S. Government Guaranteed)
3.375%, 2/15/2009	1,700	1,673
Mortgage-Backed Securities (2.4%)
Federal National Mortgage Assn.**
(2) 4.51%, 5/1/2013	979	975
(2) 4.889%, 1/1/2014	988	1,007
(2) 5.016%, 2/1/2013	975	1,002
(2) 6.03%, 5/1/2011	1,924	2,088
Government National Mortgage Assn
(2) 5.50%, 2/15/2033-10/15/2033	12,484	12,771
(2) 6.00%, 2/15/2028-1/15/2033	3,708	3,848
(2) 6.50%, 5/15/2028-7/15/2031	831	873
(2) 7.00%, 2/15/2028-10/15/2029	1,418	1,511
(2) 8.00%, 9/15/2030	124	135

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $87,842)		88,652

CORPORATE BONDS (19.6%)

Asset-Backed/Commercial Mortgage-Backed Securities (0.7%)
Asset Securitization Corp.
(2) 6.75%, 2/14/2043	2,000	2,144
Bank One Issuance Trust
(2) 3.86%, 6/15/2011	1,000	1,003
(2) 3.45%, 10/17/2011	1,000	985
Bear Stearns Commercial Mortgage Securities, Inc.
(2) 4.74%, 3/13/2040	1,000	999
Greenwich Capital Commercial Funding Corp.
(2) 4.915%, 1/5/2036	1,000	1,011
Morgan Stanley Dean Witter Capital I
(2) 4.74%, 11/13/2036	1,000	1,006

		7,148

		Market
		Value^
	Shares	(000)

Finance (6.5%)
Banking (3.3%)
BB&T Corp.
7.25%, 6/15/2007	$ 2,000	$ 2,175
Bank One Corp.
6.875%, 8/1/2006	2,000	2,109
Bank of America Corp.
7.125%, 9/15/2006	2,000	2,131
Citicorp
7.625%, 5/1/2005	1,000	1,015
Citigroup, Inc.
6.625%, 6/15/2032	2,000	2,250
First Union Corp.
7.50%, 4/15/2035	1,000	1,260
HBOS PLC
(1) 6.00%, 11/1/2033	370	387
Huntington National Bank
4.90%, 1/15/2014	1,000	1,008
JP Morgan Chase & Co.
6.75%, 2/1/2011	1,000	1,124
J.P. Morgan, Inc.
6.25%, 1/15/2009	1,500	1,623
Mellon Funding Corp.
4.875%, 6/15/2007	1,500	1,546
Mizuho Finance (Cayman)
(1) 5.79%, 4/15/2014	2,000	2,097
NBD Bancorp, Inc.
7.125%, 5/15/2007	1,500	1,635
Paribas NY
6.95%, 7/22/2013	2,000	2,318
SunTrust Banks, Inc.
7.25%, 9/15/2006	2,000	2,128
US Bank NA
5.625%, 11/30/2005	2,000	2,042
Wachovia Corp.
5.625%, 12/15/2008	2,000	2,119
Washington Mutual, Inc.
7.50%, 8/15/2006	2,000	2,129
Wells Fargo & Co.
6.45%, 2/1/2011	2,000	2,227
5.125%, 9/1/2012	1,000	1,038
Brokerage (0.3%)
Credit Suisse First Boston USA, Inc.
6.50%, 1/15/2012	2,000	2,238
Dean Witter, Discover & Co.
6.75%, 10/15/2013	1,000	1,130
Finance Companies (1.0%)
American Express Co.
4.75%, 6/17/2009	1,000	1,033
American Express Credit Corp.
3.00%, 5/16/2008	1,000	978
American General Finance Corp.
7.45%, 1/15/2005	2,000	2,003
Countrywide Home Loan
5.50%, 8/1/2006	1,000	1,031
FGIC Corp.
(1) 6.00%, 1/15/2034	365	376
General Electric Capital Corp.
5.875%, 2/15/2012	2,000	2,164
5.45%, 1/15/2013	1,000	1,056
Household Finance Corp.
6.375%, 10/15/2011	1,000	1,102

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

9

Balanced Portfolio	Face Amount (000)	Market Value^ (000)

SLM Corp.
5.375%, 1/15/2013	$1,000	$ 1,043
Insurance (1.7%)
Allstate Corp.
6.75%, 5/15/2018	1,000	1,134
Frank Russell Co.
(1) 5.625%, 1/15/2009	2,000	2,111
Hartford Financial Services Group, Inc.
7.90%, 6/15/2010	2,000	2,321
Marsh & McLennan Cos., Inc.
6.25%, 3/15/2012	2,000	2,091
Massachusetts Mutual Life
(1) 7.625%, 11/15/2023	2,000	2,482
Pacific Life Global Funding
(1) 3.75%, 1/15/2009	910	901
Pricoa Global Funding I
(1) 3.90%, 12/15/2008	1,100	1,095
Protective Life Secured Trust
3.70%, 11/24/2008	1,000	990
Prudential Financial, Inc.
4.75%, 4/1/2014	2,000	1,953
XL Capital Ltd.
6.50%, 1/15/2012	2,000	2,180
Other (0.2%)
Berkshire Hathaway Finance Corp.
4.625%, 10/15/2013	2,000	2,001

		67,774

Industrial (9.5%)
Basic Industry (0.8%)
Alcan, Inc.
4.50%, 5/15/2013	1,000	981
Alcoa, Inc.
6.00%, 1/15/2012	2,000	2,182
BHP Billington Finance BV
4.80%, 4/15/2013	1,000	1,012
E.I. du Pont de Nemours & Co.
4.75%, 11/15/2012	440	449
Rohm & Haas Co.
7.40%, 7/15/2009	2,000	2,268
Weyerhaeuser Co.
7.375%, 3/15/2032	1,000	1,182
Capital Goods (1.1%)
Boeing Capital Corp.
6.50%, 2/15/2012	1,000	1,121
Caterpillar Financial Services Corp.
3.625%, 11/15/2007	1,000	1,002
Caterpillar, Inc.
7.25%, 9/15/2009	1,000	1,134
General Dynamics Corp.
4.25%, 5/15/2013	2,000	1,958
Honeywell International, Inc.
7.50%, 3/1/2010	1,000	1,154
John Deere Capital Corp.
5.10%, 1/15/2013	1,000	1,032
Masco Corp.
6.75%, 3/15/2006	2,000	2,082
USA Waste Services, Inc.
7.00%, 7/15/2028	2,000	2,248
Communication (1.4%)
BellSouth Corp.
6.00%, 10/15/2011	2,000	2,177
Cox Communications, Inc.
7.75%, 8/15/2006	$2,000	$ 2,128
GTE Southwest, Inc.
6.00%, 1/15/2006	1,000	1,027
Gannett Co., Inc.
5.50%, 4/1/2007	1,000	1,042
Illinois Bell Telephone Co.
6.625%, 2/1/2025	1,000	1,003
SBC Communications, Inc.
5.875%, 2/1/2012	1,000	1,075
Telecomunicaciones de Puerto Rico
6.65%, 5/15/2006	2,000	2,075
Telefonica Europe BV
7.75%, 9/15/2010	1,500	1,745
Thomson Corp.
4.25%, 8/15/2009	1,500	1,508
Vodafone Group PLC
5.375%, 1/30/2015	1,000	1,039
Consumer Cyclical (1.3%)
CVS Corp.
4.875%, 9/15/2014	1,000	996
DaimlerChrysler North America Holding Corp.
7.40%, 1/20/2005	2,000	2,004
Harley Davidson Inc.
(1) 3.625%, 12/15/2008	1,000	992
Kohl's Corp.
6.00%, 1/15/2033	1,000	1,044
Lowe's Cos., Inc.
8.25%, 6/1/2010	290	346
6.50%, 3/15/2029	1,000	1,129
Target Corp.
7.50%, 2/15/2005	2,000	2,011
The Walt Disney Co.
7.30%, 2/8/2005	2,000	2,008
Toyota Motor Credit Corp.
5.50%, 12/15/2008	2,000	2,130
Wal-Mart Stores, Inc.
4.55%, 5/1/2013	1,000	1,009
Consumer Noncyclical (3.1%)
Abbott Laboratories
4.35%, 3/15/2014	1,500	1,471
Anheuser-Busch Cos., Inc.
7.50%, 3/15/2012	1,500	1,785
Archer-Daniels-Midland Co.
7.00%, 2/1/2031	852	1,018
Avon Products, Inc.
7.15%, 11/15/2009	1,500	1,692
4.20%, 7/15/2018	1,000	912
Becton, Dickinson & Co.
4.55%, 4/15/2013	1,000	988
Bristol-Myers Squibb Co.
5.75%, 10/1/2011	1,000	1,070
CPC International, Inc.
6.15%, 1/15/2006	125	129
Clorox Co.
(1) 4.20%, 1/15/2010	895	899
Coca-Cola Enterprises Inc.
6.125%, 8/15/2011	2,000	2,199
Coca-Cola HBC Finance
5.50%, 9/17/2015	700	727
Colgate-Palmolive Co.
7.60%, 5/19/2025	480	603

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

10

Balanced Portfolio	Face Amount (000)	Market Value^ (000)

Conagra, Inc.
6.75%, 9/15/2011	$ 1,000	$ 1,128
Diageo Capital PLC
4.85%, 5/15/2018	1,000	964
Eli Lilly & Co.
6.00%, 3/15/2012	1,000	1,095
Fortune Brands Inc.
4.875%, 12/1/2013	1,000	1,011
GlaxoSmithKline Capital Inc.
5.375%, 4/15/2034	2,000	1,985
Kimberly-Clark Corp.
5.00%, 8/15/2013	1,000	1,031
Kraft Foods, Inc.
5.25%, 6/1/2007	1,500	1,555
Pepsi Bottling Holdings Inc.
(1) 5.625%, 2/17/2009	1,500	1,595
Pfizer, Inc.
2.50%, 3/15/2007	1,000	976
Procter & Gamble Co. ESOP
9.36%, 1/1/2021	2,000	2,689
Schering-Plough Corp.
5.55%, 12/1/2013	1,000	1,046
Unilever Capital Corp.
7.125%, 11/1/2010	1,000	1,148
UnitedHealth Group, Inc.
4.875%, 4/1/2013	1,000	1,005
Wyeth
6.95%, 3/15/2011	1,000	1,121
Energy (0.6%)
Amoco Corp.
6.50%, 8/1/2007	1,500	1,605
Anadarko Petroleum Corp.
3.25%, 5/1/2008	1,000	983
Apache Finance Canada
7.75%, 12/15/2029	1,000	1,299
ChevronTexaco Capital Co.
3.50%, 9/17/2007	1,000	1,002
Suncor Energy, Inc.
5.95%, 12/1/2034	1,000	1,024
Technology (0.6%)
First Data Corp.
4.70%, 8/1/2013	2,000	1,997
Hewlett-Packard Co.
7.15%, 6/15/2005	2,000	2,038
International Business Machines Corp.
5.875%, 11/29/2032	2,000	2,107
Transportation (0.5%)
ERAC USA Finance Co.
(1) 7.35%, 6/15/2008	1,090	1,207
Federal Express Corp.
6.72%, 1/15/2022	1,712	1,926
Norfolk Southern Corp.
7.70%, 5/15/2017	1,500	1,840
Other (0.1%)
Snap-On Inc.
6.25%, 8/15/2011	1,400	1,537

		98,700

Utilities (2.9%)
Electric (2.4%)
Alabama Power Co.
2.80%, 12/1/2006	660	653
Carolina Power & Light Co.
5.95%, 3/1/2009	$ 2,000	$ 2,136
Central Illinois Public Service
6.125%, 12/15/2028	1,000	1,051
Consolidated Edison, Inc.
3.625%, 8/1/2008	1,000	991
Exelon Generation Co. LLC
6.95%, 6/15/2011	2,000	2,257
Florida Power & Light Co.
5.65%, 2/1/2035	1,000	1,025
Florida Power Corp.
6.875%, 2/1/2008	1,850	2,021
Kansas City Power & Light
7.125%, 12/15/2005	2,000	2,070
National Rural Utilities Cooperative Finance Corp.
5.75%, 12/1/2008	2,000	2,112
PacifiCorp
6.625%, 6/1/2007	1,000	1,064
Public Service Electric & Gas
4.00%, 11/1/2008	1,000	1,003
SCANA Corp.
6.875%, 5/15/2011	2,000	2,246
Southern California Edison Co.
8.00%, 2/15/2007	1,000	1,090
Southern Investments UK PLC
6.80%, 12/1/2006	1,500	1,576
Virginia Electric & Power Co.
5.375%, 2/1/2007	2,000	2,071
Wisconsin Electric Power Co.
4.50%, 5/15/2013	615	608
Natural Gas (0.4%)
Duke Energy Field Services
7.875%, 8/16/2010	2,000	2,327
KeySpan Corp.
7.875%, 2/1/2010	1,500	1,754
Other (0.1%)
Washington Gas & Light Co.
6.15%, 1/26/2026	1,500	1,526

		29,581

TOTAL CORPORATE BONDS
(Cost $193,981)	203,203

SOVEREIGN BONDS (U.S. Dollar-Denominated) (1.0%)

Inter-American Development Bank
4.375%, 9/20/2012	2,000	2,014
International Bank for
Reconstruction & Development
5.75%, 2/6/2008	2,000	2,129
Kredit Fuer Wiederaufbau
3.375%, 1/23/2008	2,000	1,998
Province of British Columbia
4.30%, 5/30/2013	1,000	993
Province of Ontario
4.375%, 2/15/2013	1,000	1,000
Province of Quebec
5.75%, 2/15/2009	1,000	1,072
Quebec Hydro Electric
6.30%, 5/11/2011	1,000	1,116

TOTAL SOVEREIGN BONDS
(Cost $10,517)	10,322

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

11

Balanced Portfolio	Face Amount (000)	Market Value^ (000)

TAXABLE MUNICIPAL BONDS (0.8%)

Illinois (Taxable Pension) GO
5.10%, 6/1/2033	$2,000	$ 1,931
Kansas Dev. Finance Auth. Rev
(Public Employee Retirement System)
5.501%, 5/1/2034	2,000	2,040
Oregon School Board Association
5.528%, 6/30/2028	2,000	2,052
Stanford University
5.85%, 3/15/2009	2,000	2,145

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $8,140)		8,168

TEMPORARY CASH INVESTMENTS (4.1%)

Repurchase Agreement (3.4%)
Goldman Sachs & Co.
2.29%, 1/3/2005
(Dated 12/31/2004, Repurchase
Value $35,307,000, collateralized
by Federal National Mortgage Assn.,
5.00%-6.00%, 6/1/2024-1/1/2034)	35,300	35,300
	Shares

Money Market Fund (0.7%)
Vanguard Market Liquidity Fund,
2.26%†—Note G	7,631,900	7,632

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $42,932)		42,932

TOTAL INVESTMENTS (100.1%)
(Cost $843,002)		1,035,295

OTHER ASSETS AND LIABILITIES (-0.1%)
Other Assets—Note C		8,756
Liabilities—Note G		(9,462)

		(706)

NET ASSETS (100%)
Applicable to 55,574,754 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$ 1,034,589

NET ASSET VALUE PER SHARE		$18.62

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
† Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate value of these securities was $14,142,000, representing 1.4% of net assets.
(2)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

	Amount (000)	Per Share

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$798,227	$14.37
Undistributed Net Investment Income	26,592.48
Accumulated Net Realized Gains	17,477.31
Unrealized Appreciation	192,293	3.46

NET ASSETS	$1,034,589	$18.62

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

12

STATEMENT OF OPERATIONS

Balanced Portfolio Year Ended December 31, 2004 (000)

INVESTMENT INCOME
Income
Dividends	$14,906
Interest	15,195
Security Lending	107

Total Income	30,208

Expenses
Investment Advisory Fees—Note B
Basic Fee	729
Performance Adjustment	117
The Vanguard Group—Note C
Management and Administrative	1,402
Marketing and Distribution	109
Custodian Fees	21
Auditing Fees	16
Shareholders' Reports	11
Trustees' Fees and Expenses	1

Total Expenses	2,406
Expenses Paid Indirectly—Note D	(54)

Net Expenses	2,352

NET INVESTMENT INCOME	27,856

REALIZED NET GAIN (LOSS)
ON INVESTMENT SECURITIES SOLD	36,311

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES	38,503

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$102,670

STATEMENT OF CHANGES IN NET ASSETS

	Balanced Portfolio
	Year Ended December 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$27,856	$22,704
Realized Net Gain (Loss)	36,311	(8,859)
Change in Unrealized Appreciation
(Depreciation)	38,503	132,584

Net Increase (Decrease) in Net Assets
Resulting from Operations	102,670	146,429

Distributions
Net Investment Income	(23,145)	(22,214)
Realized Capital Gain	—	—

Total Distributions	(23,145)	(22,214)

Capital Share Transactions1
Issued	131,244	125,898
Issued in Lieu of Cash Distributions	23,145	22,214
Redeemed	(97,593)	(66,986)

Net Increase (Decrease) from
Capital Share Transactions	56,796	81,126

Total Increase (Decrease)	136,321	205,341

Net Assets
Beginning of Period	898,268	692,927

End of Period	$1,034,589	$898,268

1Shares Issued (Redeemed)
Issued	7,531	8,124
Issued in Lieu of Cash Distributions	1,363	1,570
Redeemed	(5,653)	(4,421)

Net Increase (Decrease) in
Shares Outstanding	3,241	5,273

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

13

FINANCIAL HIGHLIGHTS

Balanced Portfolio
	Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$17.16	$14.72	$16.98	$15.87	$16.93	$17.41

Investment Operations
Net Investment Income	.493	.44	.445	.12	.54	.71
Net Realized and Unrealized Gain (Loss) on Investments	1.402	2.47	(1.460)	.99	.08	.26

Total from Investment Operations	1.895	2.91	(1.015)	1.11	.62	.97

Distributions
Dividends from Net Investment Income	(.435)	(.47)	(.630)	—	(.72)	(.64)
Distributions from Realized Capital Gains	—	—	(.615)	—	(.96)	(.81)

Total Distributions	(.435)	(.47)	(1.245)	—	(1.68)	(1.45)

Net Asset Value, End of Period	$18.62	$17.16	$14.72	$16.98	$15.87	$16.93

Total Return	11.29%	20.45%	-6.72%	6.99%	4.15%	5.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,035	$898	$693	$697	$636	$512
Ratio of Total Expenses to Average Net Assets**	0.26%	0.31%	0.33%	0.30%†	0.29%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.99%	2.98%	3.13%	3.15%†	3.53%	3.98%
Portfolio Turnover Rate	22%	27%	24%	4%	27%	28%

*The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.02%, 0.02%, 0.02%, 0.01%, and (0.02%).
†Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Balanced Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The portfolio may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

14

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.     Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B.     Wellington Management Company, LLP, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to a combined index comprising the Standard & Poor’s 500 Index and the Lehman Brothers Credit A or Better Bond Index. For the year ended December 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.08% of the portfolio’s average net assets before an increase of $117,000 (0.01%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, admin istrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $134,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2004, these arrangements reduced the portfolio’s management and administrative expenses by $51,000 and custodian fees by $3,000. The total expense reduction represented an effective annual rate of 0.01% of the portfolio’s average net assets.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio used a capital loss carryforward of $18,732,000 to offset taxable capital gains realized during the year ended December 31, 2004, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2004, the portfolio had $27,740,000 of ordinary income and $17,466,000 of long-term capital gains available for distribution.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $192,293,000, consisting of unrealized gains of $196,733,000 on securities that had risen in value since their purchase and $4,440,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the year ended December 31, 2004, the portfolio purchased $217,319,000 of investment securities and sold $159,719,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $80,227,000 and $35,897,000, respectively.

G.     The market value of securities on loan to broker/dealers at December 31, 2004, was $7,326,000, for which the portfolio held cash collateral of $7,632,000.

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

15

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 8, 2005

VANGUARD VARIABLE INSURANCE FUND
BALANCED PORTFOLIO

16

VANGUARD® EQUITY INCOME PORTFOLIO

During 2004, the Equity Income Portfolio returned 13.3%, modestly outpacing the results posted by the broad U.S. stock market and the average mutual fund peer, but lagging the gain of the portfolio’s primary benchmark, an unmanaged index of value stocks. At the end of the year, the portfolio provided a yield of 2.6%, more than a full percentage point higher than the broad stock market’s yield.

The table below shows the past year’s results for your portfolio and its comparative standards; for perspective, it also shows their performance over the past decade. Please note that the portfolio returns in Vanguard® Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Total Returns		Ten Years Ended December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment
Equity Income Portfolio	13.3%	12.7%	$33,197
Russell 1000 Value Index	16.5	13.8	36,510
Average Equity Income Fund*	12.8	10.5	27,076
Dow Jones Wilshire 5000 Index	12.6	11.9	30,824

*Derived from data provided by Lipper Inc.

FINANCIAL STOCKS WERE A DRAG ON RELATIVE PERFORMANCE

The Equity Income Portfolio’s solid performance was broad-based, with 10 of the 12 sectors posting positive returns. (Health care and auto & transportation were the exceptions.) Of those ten, nine posted double-digit gains, while financial services returned 9%. Because the latter sector made up almost one-third of the portfolio’s assets on average, the below-market return restrained the portfolio’s performance. Financial stocks also played a large role in the portfolio’s underperformance relative to the Russell 1000 Value Index. (Financial stocks within the index gained 14%.)

It should be noted that the portfolio’s objective is to invest in stocks that provide above-average dividend income, while Russell style indexes are based on price/book ratios and earnings growth forecasts, not on dividends. Therefore, Russell value indexes can include stocks that pay little or no dividends, while your portfolio makes high income a priority. This difference means that the benchmark can be an imperfect standard of comparison. For more details on the portfolio’s performance and individual securities, please see the page entitled “Report From the Advisor.”

THE PORTFOLIO'S RELATIVE PERFORMANCE IS EVEN BETTER OVER THE LONG RUN

Over ten years, the performance gap between the portfolio and the index narrows to about 1 percentage point. Meanwhile, the lead over the average mutual fund peer and the broad market widens. A $10,000 hypothetical initial investment in the portfolio would have grown to $33,197, roughly $6,000 more than a similar investment in the average peer fund.

Over the long run, we expect the portfolio to continue delivering competitive returns. Our confidence is based on the proven investment management skills of the portfolio’s advisors, Wellington Management Company and Vanguard Quantitative Equity Group, and on Vanguard’s cost advantage. To compare the costs of your portfolio with those of the average competing fund, please see the page entitled “About Your Portfolio’s Expenses.”

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

1

REPORT FROM THE ADVISOR

EQUITY INCOME PORTFOLIO

During 2004, the Equity Income Portfolio earned 13.3%, lagging the 16.5% return of the Russell 1000 Value Index, but surpassing the 12.8% return of the average equity income fund. This report covers the portion of the portfolio that is managed by Wellington Management Company. Vanguard Quantitative Equity Group manages the remainder. Please note that the industry classifications used by Wellington and mentioned below differ from the classifications used elsewhere in this report.

OUR SUCCESSES

Our overweighted position in energy relative to the index helped performance, as this sector benefited from strong global economic growth. In particular, ConocoPhillips and ChevronTexaco surged as higher energy prices led to rising earnings expectations.

We also had favorable stock selection in utilities and industrials. In utilities, TXU was a strong contributor as a result of restructuring efforts and higher natural gas prices, which significantly boosted earnings prospects. In industrials, both Caterpillar and Rockwell Automation performed well due to rising earnings expectations and increased confidence in sustained economic growth.

Investment Philosophy

The advisor believes that a focus on the stocks of reasonably valued, well-managed, dividend-paying companies can produce a relatively high level of current income, with potential for capital appreciation.

OUR SHORTFALLS

Our worst-performing sector was financials, where we had unfavorable stock selection. In particular, St. Paul Travelers suffered from expected premium growth and from concerns about further reserving actions. Marsh & McLennan was a poor performer due to reduced earnings expectations following disclosures of questionable business practices.

The portfolio also had poor stock selection in materials. More specifically, Alcoa suffered because its inability to pass along higher input costs led to reduced earnings expectations.

OUR POSITIONING

We trimmed our positions in the energy sector in view of higher stock prices and concerns about the sustainability of energy prices. We continue to remain underweighted in technology because of the lack of above-average dividend-paying stocks in this area.

John R. Ryan, SENIOR VICE PRESIDENT
WELLINGTON MANAGEMENT COMPANY, LLP

JANUARY 11, 2005

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

2

PORTFOLIO PROFILE

EQUITY INCOME PORTFOLIO
As of December 31, 2004

Portfolio Characteristics
	Portfolio	Comparative Index*	Broad Index**
Number of Stocks	139	696	4,978
Median Market Cap	$29.6B	$33.3B	$27.3B
Price/Earnings Ratio	16.5x	17.2x	22.4x
Price/Book Ratio	2.5x	2.3x	2.9x
Yield	2.6%	2.3%	1.5%
Return on Equity	19.9%	17.4%	15.7%
Earnings Growth Rate	5.9%	7.7%	7.5%
Foreign Holdings	3.2%	0.0%	1.0%
Turnover Rate	29%	--	--
Expense Ratio	0.26%	--	--
Short-Term Reserves	0%	--	--

Volatility Measures
	Comparative Portfolio	Index*	Portfolio	Broad Index**
R-Squared	0.96	1.00	0.89	1.00
Beta	0.87	1.00	0.84	1.00

Sector Diversification (% of portfolio)
	Portfolio	Comparative Index*	Broad Index**
Auto & Transportation	3%	3%	3%
Consumer Discretionary	7	9	17
Consumer Staples	7	5	6
Financial Services	33	33	23
Health Care	9	3	12
Integrated Oils	8	9	4
Other Energy	0	3	3
Materials & Processing	9	6	4
Producer Durables	5	4	5
Technology	3	6	13
Utilities	14	12	6
Other	2	7	4

Ten Largest Holdings (% of total net assets)
Citigroup, Inc.	3.3%
(banking)
Bank of America Corp.	3.3
(banking)
ExxonMobil Corp.	2.9
(oil)
Caterpillar, Inc.	2.9
(manufacturing)
ConocoPhillips Co.	1.9
(energy and utilities)
Alcoa Inc.	1.8
(metals and mining)
Emerson Electric Co.	1.7
(electronics)
SunTrust Banks, Inc.	1.7
(banking)
Abbott Laboratories	1.5
(pharmaceuticals)
JPMorgan Chase & Co.	1.5
(banking)
Top Ten	22.5%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*Russell 1000 Value Index.
**Dow Jones Wilshire 5000 Index.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

3

PERFORMANCE SUMMARY

EQUITY INCOME PORTFOLIO
As of December 31, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance December 31, 1994–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Equity Income Portfolio	13.32%	5.50%	12.75%	$33,197
Dow Jones Wilshire 5000 Index	12.62	-1.42	11.92	30,824
Russell 1000 Value Index	16.49	5.27	13.83	36,510
Average Equity Income Fund*	12.81	3.69	10.47	27,076

Fiscal-Year Total Returns (%) December 31, 1994–December 31, 2004

*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

4

ABOUT YOUR PORTFOLIO’S EXPENSES

EQUITY INCOME PORTFOLIO
As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

Six Months Ended December 31, 2004
	Beginning	Ending	Expenses
Equity Income	Account Value	Account Value	Paid During
Portfolio	June 30, 2004	Dec. 31, 2004	Period*

Based on
Actual Portfolio Return	$1,000.00	$1,101.36	$1.27

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.93	$1.22

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Expense Ratios: Your portfolio compared with its peer group
		Average
		Equity
	Portfolio	Income Fund

Equity Income Portfolio	0.26%	1.47%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

5

FINANCIAL STATEMENTS
As of December 31, 2004

STATEMENT OF NET ASSETS

Equity Income Portfolio	Shares	Market Value^ (000)
COMMON STOCKS (95.2%)(1)

Auto & Transportation (3.0%)
General Motors Corp.	166,300	$6,662
Gentex Corp.	76,500	2,832
Delphi Corp.	152,000	1,371
Tidewater Inc.	34,600	1,232
Burlington Northern Santa Fe Corp.	25,400	1,202

		13,299

Consumer Discretionary (6.1%)
Kimberly-Clark Corp.	71,000	4,673
Newell Rubbermaid, Inc.	122,400	2,961
May Department Stores Co.	99,400	2,922
Maytag Corp.	125,600	2,650
Gannett Co., Inc.	29,000	2,369
Regal Entertainment Group Class A	114,100	2,368
Leggett & Platt, Inc.	64,500	1,834
McDonald's Corp.	47,500	1,523
Belo Corp. Class A	56,300	1,477
R.R. Donnelley & Sons Co.	38,900	1,373
Eastman Kodak Co.	37,400	1,206
Gillette Co.	26,100	1,169
Limited Brands, Inc.	5,051	116

		26,641

Consumer Staples (6.3%)
Altria Group, Inc.	81,900	5,004
Albertson's, Inc.	111,600	2,665
Kellogg Co.	58,240	2,601
Kraft Foods Inc.	62,700	2,233
Colgate-Palmolive Co.	42,500	2,174
The Coca-Cola Co.	50,800	2,115
General Mills, Inc.	42,260	2,101
H.J. Heinz Co.	42,050	1,640
ConAgra Foods, Inc.	47,500	1,399
Sysco Corp.	33,900	1,294
The Clorox Co.	20,800	1,226
Carolina Group	40,900	1,184
Sara Lee Corp.	48,600	1,173
Campbell Soup Co.	33,300	995

		27,804

Financial Services (32.0%)
Banks--New York City (1.9%)
JPMorgan Chase & Co.	171,400	6,686
The Bank of New York Co., Inc.	42,000	1,404
Banks--Outside New York City (14.7%)
Bank of America Corp.	304,292	14,299
SunTrust Banks, Inc.	100,400	7,418
Wells Fargo & Co.	93,900	5,836
National City Corp.	135,800	5,099
PNC Financial Services Group	62,800	3,607
Comerica, Inc.	57,500	3,509
First Horizon National Corp.	75,200	3,242
U.S. Bancorp	101,142	3,168
Northern Trust Corp.	59,700	2,900
Mellon Financial Corp.	88,600	2,756
Wachovia Corp.	50,586	2,661
Fifth Third Bancorp	55,100	2,605
BB&T Corp.	36,000	1,514
Synovus Financial Corp.	50,400	1,440
KeyCorp	35,560	1,205
Zions Bancorp	17,000	1,157
FirstMerit Corp.	40,500	$1,154
City National Corp.	16,300	1,152
Diversified Financial Services (6.4%)
Citigroup, Inc.	301,900	14,546
Merrill Lynch & Co., Inc.	91,900	5,493
Morgan Stanley	94,900	5,269
Marsh & McLennan Cos., Inc.	82,700	2,721
Financial--Miscellaneous (2.5%)
Fannie Mae	71,400	5,084
Freddie Mac	30,400	2,240
Fidelity National Financial, Inc.	30,250	1,382
MBNA Corp.	48,000	1,353
Nationwide Financial Services, Inc.	27,500	1,051
Insurance--Life (0.3%)
Jefferson-Pilot Corp.	25,400	1,320
Insurance--Multiline (1.2%)
Cincinnati Financial Corp.	30,785	1,363
Aon Corp.	50,800	1,211
Protective Life Corp.	27,600	1,178
Lincoln National Corp.	25,200	1,176
Allstate Corp.	10,400	538
Insurance--Property-Casualty (2.6%)
XL Capital Ltd. Class A	60,000	4,659
ACE Ltd.	78,500	3,356
The Chubb Corp.	32,880	2,528
Mercury General Corp.	12,500	749
Real Estate Investment Trust (0.9%)
Regency Centers Corp. REIT	56,500	3,130
General Growth Properties Inc. REIT	16,760	606
Savings & Loan (1.5%)
Washington Mutual, Inc.	69,622	2,944
New York Community Bancorp, Inc.	128,200	2,637
Astoria Financial Corp.	29,300	1,171

		140,517

Health Care (8.0%)
Abbott Laboratories	144,300	6,732
Wyeth	147,020	6,262
Pfizer Inc.	223,612	6,013
Baxter International, Inc.	116,220	4,014
Johnson & Johnson	43,000	2,727
GlaxoSmithKline PLC ADR	56,974	2,700
Eli Lilly & Co.	46,400	2,633
Bristol-Myers Squibb Co.	95,760	2,453
Merck &Co., Inc.	56,000	1,800

		35,334

Integrated Oils (7.9%)
ExxonMobil Corp.	247,909	12,708
ConocoPhillips Co.	98,460	8,549
Shell Transport & Trading Co. ADR	101,500	5,217
BP PLC ADR	69,896	4,082
ChevronTexaco Corp.	45,966	2,414
Royal Dutch Petroleum Co. ADR	33,800	1,939

	34,909

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

6

Equity Income Portfolio	Shares	Market Value^ (000)
Other Energy (0.3%)
Kerr-McGee Corp.	21,000	$1,214

Materials & Processing (8.6%)
Alcoa Inc.	247,100	7,764
Dow Chemical Co.	133,920	6,630
E.I. du Pont de Nemours & Co.	124,541	6,109
PPG Industries, Inc.	42,200	2,876
Archer-Daniels-Midland Co.	126,300	2,818
Air Products & Chemicals, Inc.	42,800	2,481
Weyerhaeuser Co.	36,280	2,439
Freeport-McMoRan Copper & Gold, Inc. Class B	42,700	1,632
Eastman Chemical Co.	21,800	1,259
Sonoco Products Co.	41,100	1,219
Avery Dennison Corp.	17,300	1,037
Temple-Inland Inc.	9,200	629
Lafarge North America Inc.	11,200	575
International Paper Co.	10,600	445

		37,913

Producer Durables (5.3%)
Caterpillar, Inc.	129,660	12,643
Emerson Electric Co.	106,460	7,463
Dover Corp.	32,000	1,342
Pitney Bowes, Inc.	25,000	1,157
The Boeing Co.	11,800	611

		23,216

Technology (2.4%)
Hewlett-Packard Co.	190,500	3,995
Electronic Data Systems Corp.	119,900	2,770
Rockwell Automation, Inc.	50,400	2,497
Raytheon Co.	29,600	1,149

		10,411

Utilities (13.5%)
SBC Communications Inc.	253,666	6,537
Dominion Resources, Inc.	81,525	5,523
BellSouth Corp.	195,900	5,444
FPL Group, Inc.	70,920	5,301
Exelon Corp.	110,300	4,861
Verizon Communications Inc.	91,808	3,718
Sprint Corp.	149,400	3,713
Entergy Corp.	43,800	2,960
Duke Energy Corp.	102,900	2,606
Puget Energy, Inc.	104,300	2,576
TXU Corp.	37,200	2,402
AT&T Corp.	125,600	2,394
Questar Corp.	38,700	1,972
SCANA Corp.	42,000	1,655
DPL Inc.	60,500	1,519
Kinder Morgan, Inc.	19,000	1,389
Pinnacle West Capital Corp.	30,400	1,350
Northeast Utilities	70,400	1,327
ALLTEL Corp.	20,000	1,175
NiSource, Inc.	41,700	950

		59,372

Other (1.8%)
Teleflex Inc.	55,600	2,888
General Electric Co.	76,100	2,778
Honeywell International Inc.	61,200	2,167

		7,833

TOTAL COMMON STOCKS
(Cost $345,155)		418,463

TEMPORARY INVESTMENTS (4.8%)(1)

Exchange-Traded Fund (1.1%)
Vanguard Index Participation
Equity Receipts-Value	84,200	$4,610

Money Market Fund (2.9%)
Vanguard Market Liquidity Fund, 2.26%*	12,398,643	12,399
Vanguard Market Liquidity Fund, 2.26%*--
Note G	453,600	454

		12,853

	Face
	Amount
	(000)

U.S. Government Obligation (0.5%)
U.S. Treasury Bill
(2) 1.74%-1.86%, 1/27/2005	$2,200	2,197

Repurchase Agreement (0.3%)
ABN AMRO, Inc.
2.20%, 1/3/2005
(Dated 12/31/2004, Repurchase
Value $1,200,000, collateralized
by U.S. Treasury Bill,
6/30/2005)	1,200	1,200

TOTAL TEMPORARY INVESTMENTS
(Cost $20,537)		20,860

TOTAL INVESTMENTS (100.0%)
(Cost $365,692)		439,323

OTHER ASSETS AND LIABILITIES

Other Assets--Note C		1,075
Liabilities--Note G		(1,059)

		16

NET ASSETS (100%)
Applicable to 22,584,493 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$439,339

NET ASSET VALUE PER SHARE		$19.45

^See Note A in Notes to Financial Statements.

*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.5% and 0.5%, respectively, of net assets. See Note E in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$329,990	$14.61
Undistributed Net Investment Income	10,514.47
Accumulated Net Realized Gains	24,897	1.10
Unrealized Appreciation
Investment Securities	73,631	3.26
Futures Contracts	307.01

NET ASSETS	$439,339	$19.45

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

7

STATEMENT OF OPERATIONS

Equity Income Portfolio Year Ended December 31, 2004 (000)
INVESTMENT INCOME
Income
Dividends	$11,583
Interest	288
Security Lending	15

Total Income	11,886

Expenses
Investment Advisory Fees--Note B
Basic Fee	518
Performance Adjustment	(2)
The Vanguard Group--Note C
Management and Administrative	446
Marketing and Distribution	21
Custodian Fees	3
Auditing Fees	16
Shareholders' Reports	8

Total Expenses	1,010
Expenses Paid Indirectly--Note D	(37)

Net Expenses	973

NET INVESTMENT INCOME	10,913

REALIZED NET GAIN (LOSS)
Investment Securities Sold	23,711
Futures Contracts	1,748

REALIZED NET GAIN (LOSS)	25,459

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities	14,998
Futures Contracts	(173)

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	14,825

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$51,197

STATEMENT OF CHANGES IN NET ASSETS

	Equity Income Portfolio
	Year Ended December 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$10,913	$8,812
Realized Net Gain (Loss)	25,459	44,398
Change in Unrealized
Appreciation (Depreciation)	14,825	18,851

Net Increase (Decrease) in Net Assets
Resulting from Operations	51,197	72,061

Distributions
Net Investment Income	(8,858)	(7,998)
Realized Capital Gain*	(44,667)	(444)

Total Distributions	(53,525)	(8,442)

Capital Share Transactions1
Issued	52,147	42,117
Issued in Lieu of Cash Distributions	53,525	8,442
Redeemed	(36,204)	(38,182)

Net Increase (Decrease) from
Capital Share Transactions	69,468	12,377

Total Increase (Decrease)	67,140	75,996

Net Assets
Beginning of Period	372,199	296,203

End of Period	$439,339	$372,199

1 Shares Issued (Redeemed)
Issued	2,835	2,321
Issued in Lieu of Cash Distributions	3,114	528
Redeemed	(1,978)	(2,131)

Net Increase (Decrease)
in Shares Outstanding	3,971	718

*Includes fiscal 2004 and 2003 short-term gain distributions totaling $3,110,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

8

FINANCIAL HIGHLIGHTS

Equity Income Portfolio
	Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$20.00	$16.55	$19.79	$19.30	$21.09	$21.10

Investment Operations
Net Investment Income	.49	.470	.44	.10	.44	.58
Net Realized and Unrealized Gain (Loss) on Investments	1.80	3.455	(3.05)	.39	(.26)	.08

Total from Investment Operations	2.29	3.925	(2.61)	.49	.18	.66

Distributions
Dividends from Net Investment Income	(.47)	(.450)	(.54)	--	(.58)	(.52)
Distributions from Realized Capital Gains	(2.37)	(.025)	(.09)	--	(1.39)	(.15)

Total Distributions	(2.84)	(.475)	(.63)	--	(1.97)	(.67)

Net Asset Value, End of Period	$19.45	$20.00	$16.55	$19.79	$19.30	$21.09

Total Return	13.32%	24.44%	-13.76%	2.54%	0.78%	3.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$439	$372	$296	$348	$334	$322
Ratio of Total Expenses to Average Net Assets	0.26%	0.35%	0.37%	0.32%**	0.33%	0.31%
Ratio of Net Investment Income to Average Net Assets	2.78%	2.83%	2.45%	2.20%**	2.21%	2.44%
Portfolio Turnover Rate	29%	63%	5%	0%	1%	8%

*The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Equity Income Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The portfolio uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The portfolio may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

9

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Wellington Management Company, LLP, provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance since July 1, 2004, relative to the Lipper Equity Income average. The Vanguard Group provides investment advisory services to a portion of the portfolio on an at-cost basis; the portfolio paid Vanguard advisory fees of $297,000 for the year ended December 31, 2004. For the year ended December 31, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the portfolio’s average net assets before a decrease of $2,000 based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $56,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2004, these arrangements reduced the portfolio’s expenses by $37,000 (an annual rate of 0.01% of average net assets).

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2004, the portfolio had $20,388,000 of ordinary income and $15,809,000 of long-term capital gains available for distribution.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $73,631,000, consisting of unrealized gains of $78,143,000 on securities that had risen in value since their purchase and $4,512,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2004, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	29	$8,799	$162
S&P MidCap 400 Index	14	4,658	137
E-Mini S&P 500 Index	10	607	8

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.     During the year ended December 31, 2004, the portfolio purchased $138,854,000 investment securities and sold $107,223,000 of investment securities other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at December 31, 2004, was $443,000, for which the portfolio held cash collateral of $454,000.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2005

VANGUARD VARIABLE INSURANCE FUND
EQUITY INCOME PORTFOLIO

11

VANGUARD® DIVERSIFIED VALUE PORTFOLIO

Superior stock selection helped the Diversified Value Portfolio attain a fiscal-year return of 20.5%, which outpaced the returns of its comparative measures and the broad market by substantial margins.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns since the portfolio’s February 1999 inception. Please note that the portfolio returns in Vanguard® Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

CONCENTRATED POSITIONS LED TO STRONG LEAD

The portfolio’s investment advisor, Barrow, Hanley, Mewhinney & Strauss, follows a contrarian strategy, often concentrating in stocks that are out of favor even among other value managers. That strategy was a boon in 2004, both in absolute and relative terms.

Total Returns		February 8, 1999* Through December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment

Diversified Value Portfolio	20.5%	7.1%	$14,951
S&P 500/Barra Value Index	15.7	4.0	12,627
Average Multi-Cap Value Fund**	14.4	6.8	14,693
Dow Jones Wilshire 5000 Index	12.6	2.3	11,407

 *Portfolio inception.
**Derived from data provided by Lipper Inc.

The strong performance was remarkably uniform across all industry sectors: The portfolio made double-digit gains in every area that it invested in, ranging from a low of 13% for health care, up to a high of 89% in the “other energy” sector, though the latter was a small part of the portfolio. With the sole exception of health care, the portfolio’s holdings in each sector also outperformed those in the S&P/Barra Value Index.

For more information on the portfolio’s performance and individual securities, please see the following “Report From the Advisor.”

PORTFOLIO OUTPACED ALL MEASURES SINCE INCEPTION

Since its inception, the Diversified Value Portfolio has provided an annualized return of 7.1%, again outpacing all of its comparative standards. A hypothetical $10,000 investment would have grown to $14,951, slightly more than a similar investment in the average mutual fund peer, and about $2,300 and $3,500 more than the final results in the benchmark index and the broad market, respectively.

Long-term returns, however, tend to mask the considerable year-to-year volatility of investments. During its first fiscal year—a period when the tech bubble was nearing its bursting point—the portfolio declined –13.1%, while the benchmark index rose 11.7%. Because the advisor takes relatively concentrated, contrarian positions, the portfolio’s performance can deviate considerably from that of its value-oriented benchmarks as well as from the performance of the broad market. As such, there will undoubtedly be periods when the portfolio will greatly trail its benchmarks. Over the long run, however, we believe the portfolio will continue to deliver competitive results, based on the proven asset management skills of the advisor, combined with Vanguard’s cost advantage. (To compare the costs of your portfolio with those of the peer group, please see the page titled “About Your Portfolio’s Expenses.”)

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

1

REPORT FROM THE ADVISOR

 DIVERSIFIED VALUE PORTFOLIO

During 2004, the Diversified Value Portfolio returned 20.5%, versus 15.7% for the S&P 500/ Barra Value Index and 16.5% for the Russell 1000 Value Index.

THE INVESTMENT ENVIRONMENT

For most people, 2004 was an unexpected surprise. Interest rates rose, as universally forecast, but only at the very short end, so even the bond market had a positive return. For most of the year, things were slow in the stock market, but healthy gains in the last half provided respectable returns for most indexes. It was a good year for value and small stocks.

Investors began to search for equities that could provide the after-tax income that bonds couldn’t. In a year of many problems, the stock market climbed a “wall of worry.” The energy sector outperformed due to a weak U.S. dollar and strong commodity prices. REITs were in demand because of their dividends, though we advise caution here because higher interest rates will eventually affect property values. Utilities were universally higher. Again, we think selectivity is important: Just because a company has a yield and is small to midsize doesn’t mean it is a good long-term holding. By the end of 2004, we felt that the market had become a little euphoric, as if racing to a finish line.

Investment Philosophy

The advisor believes that superior long-term investment results can be achieved by holding a diversified portfolio of out-of-favor stocks that have above-average dividend yields, below-average prices in relation to earnings, sales, and book value, and the prospect of above-average total return.

In 2005, we believe companies should experience average earnings improvements of 7% or so.

Dividends, which have begun to increase, will very likely go up faster than earnings, taking payout ratios back to a historical 40% level over time. Even so, we expect the total market’s return to be less than the double-digit returns of the past two years, as stocks are not cheap. If we were to draw a trendline of dividends at the historical 40% level of expected S&P earnings ($72 per share in 2005), the yield on today’s price would be 2.4%. That is equivalent to a 4.0% dividend based on the old (i.e., pre-2003) income tax rates.

OUR SUCCESSES

Our better-performing holdings for the past six months and for the year as a whole included Occidental Petroleum and ConocoPhillips, as well as Lyondell Chemical, UST (a holding company primarily for U.S. Smokeless Tobacco), and Altria Group (formerly Philip Morris). These were all companies that pay generous dividends.

OUR SHORTFALLS

Our shortfalls included Brinker International, Dean Foods, International Paper, Cendant, and MGIC Investment (mortgage insurance). As a group, these securities currently have a low dividend yield, but we expect the managements to reconsider their payouts, as they all have ample free cash flow.

OUR PORTFOLIO POSITIONING

Compared with the S&P 500/Barra Value benchmark, the portfolio was notably overweight in integrated oils, health care, and consumer staples at year-end and notably underweight in technology and financial services.

Our cash balance, while low, allows the flexibility to add an attractive stock or to meet redemptions.

SIGNIFICANT PORTFOLIO CHANGES

New Positions

MBNA, a leading credit card issuer, is a company with a superior business model (affinity marketing), excellent underwriting, and an experienced and focused management team. It is selling close to a ten-year low relative to itself and the market. Several short-term concerns are slowing receivables growth and compressing margins, which we believe will begin to alleviate in 2005. In addition, a significant opportunity exists in MBNA’s partnership with American Express, which should also begin to materialize in 2005.

Pfizer has been a very poor performer recently as shareholders bailed out to escape the potential problems of the Cox-2 inhibitor Celebrex. At today’s depressed price, the stock has a price/earnings ratio of 13 and almost a 3% well-covered dividend yield.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

2

We expect double-digit earnings growth over the next 3–5 years, so the stock seems worth the risk.

Closed Positions

Brinker International was sold due to concerns about heightened industry competition leading to declining margins and weak same-store sales growth.

Public Service Enterprise Group was sold because it reached our target price.

James P. Barrow, PORTFOLIO MANAGER
BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

JANUARY 12, 2005

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

3

PORTFOLIO PROFILE

DIVERSIFIED VALUE
As of December 31, 2004 PORTFOLIO

Portfolio Characteristics
	Portfolio	Comparative Index*	Broad Index**

Number of Stocks	43	322	4,978
Median Market Cap	$29.6B	$29.0B	$27.3B
Price/Earnings Ratio	17.9x	17.2x	22.4x
Price/Book Ratio	2.4x	2.1x	2.9x
Yield	2.1%	2.0%	1.5%
Return on Equity	19.3%	15.2%	15.7%
Earnings Growth Rate	6.6%	6.9%	7.5%
Foreign Holdings	5.2%	0.0%	1.0%
Turnover Rate	15%	--	--
Expense Ratio	0.42%	--	--
Short-Term Reserves	3%	--	--

Volatility Measures
	Comparative Portfolio	Index*	Portfolio	Broad Index**

R-Squared	0.84	1.00	0.78	1.00
Beta	0.84	1.00	0.91	1.00

Sector Diversification (% of portfolio)
	Portfolio	Comparative Index*	Broad Index**

Auto & Transportation	0%	3%	3%
Consumer Discretionary	9	12	17
Consumer Staples	13	2	6
Financial Services	27	39	23
Health Care	12	7	12
Integrated Oils	12	4	4
Other Energy	1	3	3
Materials & Processing	5	4	4
Producer Durables	4	4	5
Technology	0	7	13
Utilities	11	12	6
Other	3	3	4

Short-Term Reserves	3%	--	--

Ten Largest Holdings (% of total net assets)

ConocoPhillips Co.	4.0%
(oil)
Altria Group, Inc.	3.2
(diversified products manufacturer)
Occidental Petroleum Corp.	3.2
(oil)
Citigroup, Inc.	3.0
(banking)
Baxter International, Inc.	2.9
(health care)
Allstate Corp.	2.9
(insurance)
JPMorgan Chase & Co.	2.9
(banking)
Cendant Corp.	2.9
(commercial services)
SLM Corp.	2.8
(financial services)
Entergy Corp.	2.8
(energy and utilities)

Top Ten	30.6%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*S&P 500/Barra Value Index.
**Dow Jones Wilshire 5000 Index.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

4

PERFORMANCE SUMMARY

DIVERSIFIED VALUE
As of December 31, 2004 PORTFOLIO

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance February 8, 1999–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004
	One Year	Five Years	Since Inception*	Final Value of a $10,000 Investment

Diversified Value Portfolio	20.46%	11.46%	7.06%	$14,951
Dow Jones Wilshire 5000 Index	12.62	-1.42	2.26	11,407
S&P 500/Barra Value Index	15.71	2.48	4.04	12,627
Average Multi-Cap Value Fund**	14.39	5.60	6.75	14,693

Fiscal-Year Total Returns (%) February 8, 1999–December 31, 2004

*February 8, 1999.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

5

ABOUT YOUR PORTFOLIO’S EXPENSES

DIVERSIFIED VALUE PORTFOLIO
As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

Six Months Ended December 31, 2004
Diversified Value Portfolio	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*

Based on
Actual Portfolio Return	$1,000.00	$1,125.42	$2.24

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.03	$2.14

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Expense Ratios: Your portfolio compared with its peer group
	Portfolio	Average Multi-Cap Value Fund

Diversified Value Portfolio	0.42%	1.46%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

6

FINANCIAL STATEMENTS

As of December 31, 2004

STATEMENT OF NET ASSETS

Diversified Value Portfolio	Shares	Market Value^ (000)
COMMON STOCKS (96.1%)

Consumer Discretionary (8.4%)
Cendant Corp.	518,600	$12,125
Carnival Corp.	150,200	8,656
Mattel, Inc.	421,900	8,223
* Service Corp. International	838,800	6,249

		35,253

Consumer Staples (12.8%)
Altria Group, Inc.	218,300	13,338
ConAgra Foods, Inc.	379,000	11,162
Imperial Tobacco Group ADR	194,500	10,746
UST, Inc.	217,600	10,469
* Dean Foods Co.	248,900	8,201

		53,916

Financial Services (26.7%)
Banks--New York City (2.9%)
JPMorgan Chase & Co.	311,750	12,161
Banks--Outside New York City (6.4%)
Wells Fargo & Co.	188,200	11,697
Bank of America Corp.	234,800	11,033
PNC Financial Services Group	72,000	4,136
Diversified Financial Services (3.0%)
Citigroup, Inc.	258,800	12,469
Finance--Small Loan (2.8%)
SLM Corp.	222,000	11,853
Financial--Miscellaneous (3.5%)
MBNA Corp.	269,200	7,589
MGIC Investment Corp.	105,100	7,242
Insurance--Multiline (2.9%)
Allstate Corp.	237,800	12,299
Insurance--Property-Casualty (1.9%)
XL Capital Ltd. Class A	102,900	7,990
Real Estate Investment Trust (1.3%)
Equity Office Properties Trust REIT	192,100	5,594
Savings & Loan (2.0%)
Washington Mutual, Inc.	197,050	8,331

		112,394

Health Care (11.4%)
Baxter International, Inc.	357,100	12,334
* WellPoint Inc.	101,700	11,696
Schering-Plough Corp.	497,400	10,386
Pfizer Inc.	277,000	7,449
Bristol-Myers Squibb Co.	227,900	5,839

		47,704

Integrated Oils (12.3%)
ConocoPhillips Co.	195,672	16,990
Occidental Petroleum Corp.	228,400	13,329
BP PLC ADR	191,312	11,173
ChevronTexaco Corp.	191,800	10,071

		51,563

Other Energy (1.2%)
* Reliant Energy, Inc.	352,015	4,805

Materials & Processing (4.8%)
Lyondell Chemical Co.	356,200	10,301
Weyerhaeuser Co.	91,000	6,117
International Paper Co.	89,200	3,746

		20,164

Producer Durables (4.2%)
Emerson Electric Co.	145,500	10,200
The Boeing Co.	146,000	7,558

		17,758

Utilities (10.9%)
Entergy Corp.	174,600	11,801
American Electric Power Co., Inc.	315,240	10,825
Verizon Communications Inc.	243,760	9,875
Duke Energy Corp.	355,000	8,992
CenterPoint Energy Inc.	381,000	4,305

		45,798

Other (3.4%)
Tyco International Ltd.	237,200	8,478
ITT Industries, Inc.	69,600	5,878

		14,356

TOTAL COMMON STOCKS
(Cost $331,255)		403,711

TEMPORARY CASH INVESTMENT (3.4%)

Vanguard Market Liquidity Fund, 2.26%**
(Cost $14,395)	14,395,107	14,395

TOTAL INVESTMENTS (99.5%)
(Cost $345,650)		418,106

OTHER ASSETS AND LIABILITIES (0.5%)

Other Assets--Note C		2,835
Liabilities		(587)

		2,248

NET ASSETS (100%)

Applicable to 31,014,201 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$420,354

NET ASSET VALUE PER SHARE		$13.55

 •See Note A in Notes to Financial Statements.
 *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$351,730	$11.33
Undistributed Net
Investment Income	6,504.21
Accumulated Net Realized Losses	(10,336)	(.33)
Unrealized Appreciation	72,456	2.34

NET ASSETS	$420,354	$13.55

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

7

STATEMENT OF OPERATIONS

Diversified Value Portfolio Year Ended December 31, 2004

(000)
INVESTMENT INCOME
Income
Dividends	$8,138
Interest	201

Total Income	8,339

Expenses
Investment Advisory Fees--Note B
Basic Fee	402
Performance Adjustment	58
The Vanguard Group--Note C
Management and Administrative	793
Marketing and Distribution	37
Custodian Fees	4
Auditing Fees	16
Shareholders' Reports	7

Total Expenses	1,317

NET INVESTMENT INCOME	7,022

REALIZED NET GAIN (LOSS) ON
INVESTMENT SECURITIES SOLD	5,841

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES	49,994

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$62,857

STATEMENT OF CHANGES IN NET ASSETS

	Diversified Value Portfolio
	Year Ended December 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$7,022	$4,686
Realized Net Gain (Loss)	5,841	(4,860)
Change in Unrealized Appreciation
(Depreciation)	49,994	51,488

Net Increase (Decrease) in Net Assets
Resulting from Operations	62,857	51,314

Distributions
Net Investment Income	(4,948)	(4,056)
Realized Capital Gain	--	--

Total Distributions	(4,948)	(4,056)

Capital Share Transactions1
Issued	138,523	65,200
Issued in Lieu of Cash Distributions	4,948	4,056
Redeemed	(20,031)	(29,133)

Net Increase (Decrease) from
Capital Share Transactions	123,440	40,123

Total Increase (Decrease)	181,349	87,381

Net Assets
Beginning of Period	239,005	151,624

End of Period	$420,354	$239,005

1Shares Issued (Redeemed)
Issued	11,403	6,552
Issued in Lieu of Cash Distributions	423	464
Redeemed	(1,661)	(3,056)

Net Increase (Decrease) in
Shares Outstanding	10,165	3,960

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

8

FINANCIAL HIGHLIGHTS

Diversified Value Portfolio

	Year Ended December 31,				Year Ended September 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	Oct. 1 to Dec. 31, 2001*	2001	2000

Net Asset Value, Beginning of Period	$11.46	$8.98	$10.66	$10.16	$9.85	$9.31

Investment Operations
Net Investment Income	.22	.25**	.23	.06	.16	.21
Net Realized and Unrealized Gain (Loss) on Investments	2.09	2.47	(1.71)	.44	.36	.45

Total from Investment Operations	2.31	2.72	(1.48)	.50	.52	.66

Distributions
Dividends from Net Investment Income	(.22)	(.24)	(.20)	--	(.21)	(.12)
Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.22)	(.24)	(.20)	--	(.21)	(.12)

Net Asset Value, End of Period	$13.55	$11.46	$8.98	$10.66	$10.16	$9.85

Total Return	20.46%	31.12%	-14.24%	4.92%	5.42%	7.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$420	$239	$152	$174	$163	$47
Ratio of Total Expenses to Average Net Assets+	0.42%	0.48%	0.50%	0.48%++	0.45%	0.45%
Ratio of Net Investment Income to Average Net Assets	2.26%	2.60%	2.33%	2.03%++	2.19%	2.67%
Portfolio Turnover Rate	15%	24%	27%	4%	29%	42%

 *The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Calculated based on average shares outstanding.
 †Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.03%, 0.02%, 0.01%, 0.00%, and (0.02)%, respectively.
††Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Diversified Value Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date.

Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

9

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance for the preceding three years relative to the Standard & Poor’s 500/Barra Value Index. For the year ended December 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio’s average net assets before an increase of $58,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $53,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2004, the portfolio had $6,876,000 of ordinary income available for distribution. The portfolio had available realized losses of $10,336,000 to offset future net capital gains of $6,004,000 through December 31, 2010, and $4,332,000 through December 31, 2011.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $72,456,000, consisting of unrealized gains of $76,688,000 on securities that had risen in value since their purchase and $4,232,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2004, the portfolio purchased $165,250,000 of investment securities and sold $44,577,000 of investment securities, other than temporary cash investments.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
>Philadelphia, Pennsylvania

February 8, 2005

VANGUARD VARIABLE INSURANCE FUND
DIVERSIFIED VALUE PORTFOLIO

10

   VANGUARD® TOTAL STOCK MARKET INDEX PORTFOLIO

The Total Stock Market Index Portfolio gained 12.5% in 2004, a strong follow-on to its performance in its inaugural year in Vanguard® Variable Insurance Fund. This result was in line with the return of its target benchmark—the Dow Jones Wilshire 5000 Composite Index—and superior to the 11.1% return of its average mutual fund peer.

The portfolio is a “fund of funds,” investing roughly 45% of its assets in Vanguard® Total Stock Market Index Fund (which seeks to track the investment results of the broad-based Dow Jones Wilshire 5000 Index); 41% in Vanguard Variable Insurance Fund’s Equity Index Portfolio (which seeks to track the performance of the large-capitalization Standard & Poor’s 500 Index); and 14% in Vanguard® Extended Market Index Fund (which seeks to track the performance of the Dow Jones Wilshire 4500 Completion Index, made up primarily of mid- and small-capitalization stocks) as of December 31. The combination is expected to produce results that track those of the Dow Jones Wilshire 5000 Index, but with minor variations resulting from the slightly different compo sition of the Equity Index Portfolio and the 500 largest stocks in the Dow Jones Wilshire 5000 Index.

The table below shows the returns for the portfolio and its comparative measures over the past year; we also present their annualized returns since the portfolio’s inception in early 2003. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Total Returns		January 8, 2003,* Through December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment

Total Stock Market Index Portfolio	12.5%	20.3%	$14,412
Dow Jones Wilshire 5000 Index	12.6	20.2	14,387
Average Multi-Cap Core Fund**	11.1	18.4	13,967

*Portfolio inception.
**Derived from data provided by Lipper Inc.

LARGE STOCKS LAGGED THE BROADER MARKET, YET PERFORMED WELL

The year got off to a slow start, as the market caught its breath after a sprint through 2003. Fear of rising oil prices, cautious business spending, and depleted consumer budgets held the market at bay for much of the year. The tide seemingly turned in the fourth quarter, when the rise in energy prices finally abated and consumer confidence increased.

The portfolio’s 12.5% gain for the year was due in large part to a 10.3% return in the fourth quarter. Gains were pronounced across industry sectors. The strongest sector performances came in areas that are lightly weighted in the portfolio—companies that refine and market oil, other companies in the energy industry, and companies that deal in commodities such as paper, metal, and chemicals.

The portfolio’s largest sector weighting, financial services, made the greatest contribution to the return. Banks benefited from a range of business lines—consumer lending, commodities trading, and the underwriting of stock and bond issuance, for example—while insurance companies also saw profits increase. Other significant gains came from consumer discretionary stocks—such as restaurants, retailers, and entertainment purveyors—which benefited as consumer confidence increased in the wake of improved gains in the job market.

Technology stocks, which soared in 2003, returned to earth, with a single-digit gain in the aggregate for the year.

A SIMPLE WAY TO TRACK THE MARKET

Since its inception in January 2003, the portfolio has kept pace with the broad market and has outperformed the average multi-cap core fund. In general, peer funds are actively managed and carry higher costs. Although the portfolio’s absolute return will vary from year to year—and at times turn negative—you should expect your investment to consistently capture the return of the broad U.S. stock market.

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

1

PORTFOLIO PROFILE	TOTAL STOCK MARKET INDEX PORTFOLIO As of December 31, 2004

Portfolio Characteristics
Yield	1.3%
Expense Ratio	0%
Average Weighted Expense Ratio*	0.18%

*For underlying funds; annualized.

Allocation to Underlying Funds
Vanguard Total Stock Market Index Fund	44.9%
Vanguard Variable Insurance Fund—Equity Index	41.5
Portfolio
Vanguard Extended Market Index Fund	13.6

Total	100.0%

Investment Focus

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

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PERFORMANCE SUMMARY	TOTAL STOCK MARKET INDEX PORTFOLIO As of December 31, 2004
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance January 8, 2003–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004		Final Value
	One Year	Since Inception*	of a $10,000 Investment

Total Stock Market Index Portfolio	12.55%	20.29%	$14,412
Dow Jones Wilshire 5000 Index	12.62	20.19	14,387
Average Multi-Cap Core Fund**	11.05	18.40	13,967

*January 8, 2003.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

Fiscal-Year Total Returns (%) January 8, 2003–December 31, 2004

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

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ABOUT YOUR PORTFOLIO’S EXPENSES	TOTAL STOCK MARKET INDEX PORTFOLIO As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the portfolio’s average weighted expense ratio, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

Six Months Ended December 31, 2004
Total Stock Market Index Portfolio	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*

Based on Actual
Portfolio Return	$1,000.00	$1,082.92	$0.94

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,024.23	$0.92

*These calculations are based on expenses incurred in the most recent fiscal period of each underlying fund. The portfolio’s annualized average weighted expense ratio as of December 31, 2004, was 0.18%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Ratios: Your portfolio compared with its peer group
	Portfolio Expense Ratio	Average Weighted Expense Ratio*	Average Multi-Cap Core Fund Expense Ratio**

Total Stock Market
Index Portfolio	0.00%	0.18%	1.44%

*For underlying funds; annualized.

**Peer group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

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FINANCIAL STATEMENTS

As of December 31, 2004

STATEMENT OF NET ASSETS

Total Stock Market Index Portfolio	Shares	Market Value^ (000)

INVESTMENT COMPANIES (100.2%)

U.S. Stock Funds (100.1%)
Vanguard Total Stock Market Index Fund
Investor Shares	3,907,198	$112,410
Vanguard Variable Insurance Fund—
Equity Index Portfolio	3,780,645	106,954
Vanguard Extended Market Index Fund
Investor Shares	1,115,684	34,988
Vanguard Total Stock Market Index Fund
VIPER Shares	29,600	3,494
Money Market Fund (0.1%)
Vanguard Market Liquidity Fund, 2.26%*	356,467	356

TOTAL INVESTMENT COMPANIES
(Cost $220,987)		258,202

OTHER ASSETS AND LIABILITIES (-0.2%)

Other Assets		1,158
Liabilities		(1,890)

		(732)

NET ASSETS (100%)

Applicable to 9,002,468 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$257,470

NET ASSET VALUE PER SHARE		$28.60

•See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

	Amount	Per
	(000)	Share

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$212,925	$23.66
Undistributed Net Investment Income	2,910.32
Accumulated Net Realized Gains	4,420.49
Unrealized Appreciation	37,215	4.13

NET ASSETS	$257,470	$28.60

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

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STATEMENT OF OPERATIONS
Total Stock Market Index Portfolio Year Ended December 31, 2004 (000)

INVESTMENT INCOME
Income
Income Distributions Received	$2,934
Interest	3

NET INVESTMENT INCOME—Note B	2,937

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	1,970
Investment Securities Sold	2,484

REALIZED NET GAIN (LOSS)	4,454

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	18,607

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$25,998

STATEMENT OF CHANGES IN NET ASSETS
	Total Stock Market Index Portfolio
	Year Ended December 31, 2004 (000)	Jan. 8* to Dec. 31, 2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$2,937	$669
Realized Net Gain (Loss)	4,454	662
Change in Unrealized Appreciation
(Depreciation)	18,607	18,608

Net Increase (Decrease) in Net Assets
Resulting from Operations	25,998	19,939

Distributions
Net Investment Income	(696)	—
Realized Capital Gain**	(696)	—

Total Distributions	(1,392)	—

Capital Share Transactions1
Issued	104,895	134,236
Issued in Lieu of Cash Distributions	1,392	—
Redeemed	(23,430)	(4,168)

Net Increase (Decrease) from
Capital Share Transactions	82,857	130,068

Total Increase (Decrease)	107,463	150,007

Net Assets
Beginning of Period	150,007	—

End of Period	$257,470	$150,007

1Shares Issued (Redeemed)
Issued	3,995	6,038
Issued in Lieu of Cash Distributions	54	—
Redeemed	(904)	(180)

Net Increase (Decrease) in
Shares Outstanding	3,145	5,858

*Inception.
**Includes fiscal 2004 short-term gain distributions of $682,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

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TOTAL STOCK MARKET INDEX PORTFOLIO

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FINANCIAL HIGHLIGHTS Total Stock Market Index Portfolio
For a Share Outstanding Throughout Each Period	Year Ended December 31, 2004	January 8* to December 31, 2003

Net Asset Value, Beginning of Period	$25.61	$20.00

Investment Operations
Net Investment Income	.31	.23**
Capital Gain Distributions Received	.25	—
Net Realized and Unrealized Gain (Loss) on Investments	2.63	5.38

Total from Investment Operations	3.19	5.61

Distributions
Dividends from Net Investment Income	(.10)	—
Distributions from Realized Capital Gains	(.10)	—

Total Distributions	(.20)	—

Net Asset Value, End of Period	$28.60	$25.61

Total Return	12.55%	28.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$257	$150
Ratio of Total Expenses to Average Net Assets—Note B	0%†	0%††
Ratio of Net Investment Income to Average Net Assets	1.45%	1.04%††
Portfolio Turnover Rate	7%	7%

*Inception.
**Calculated based on average shares outstanding.
† The average weighted annualized expense ratio of the underlying funds was 0.18%.
†† Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Total Stock Market Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER® Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the portfolio. The service agreement provides that the portfolio’s expenses may be reduced or eliminated by the savings realized by other Vanguard funds by virtue of the operation of the portfolio. Accordingly, all expenses incurred by the portfolio during the year ended December 31, 2004, were reimbursed by Vanguard. The portfolio’s trustees and officers are also directors and officers of Vanguard and the funds in which the portfolio invests.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or

VANGUARD VARIABLE INSURANCE FUND
TOTAL STOCK MARKET INDEX PORTFOLIO

7

loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2004, the portfolio had $3,392,000 of ordinary income and $3,938,000 of long-term capital gains available for distribution.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $37,215,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

D.     During the year ended December 31, 2004, the portfolio purchased $100,641,000 of investment securities and sold $13,496,000 of investment securities other than temporary cash investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Stock Market Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period January 8, 2003 (commencement of operations) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and by agreement to the underlying ownership records for the Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

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   VANGUARD® EQUITY INDEX PORTFOLIO

A late-year surge in the stock market pushed the Equity Index Portfolio’s gain to 10.8%, a result that was in line with the return of the Standard & Poor’s 500 Index and well ahead of the average return of peer funds.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns for the last ten years. Note that the portfolio returns in Vanguard® Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Total Returns		Ten Years Ended December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment

Equity Index Portfolio	10.8%	12.0%	$31,068
S&P 500 Index	10.9	12.1	31,258
Average Large-Cap Core Fund*	7.8	9.8	25,527

*Derived from data provided by Lipper Inc.

LARGE STOCKS LAGGED BROADER MARKET, YET PERFORMED WELL

Fear of rising oil prices, cautious business spending, and depleted consumer budgets held the market at bay for much of the year. The tide seemingly turned in the fourth quarter, when the rise in energy prices finally abated and consumer confidence increased. While smaller and midsize stocks benefited to a greater degree, large-capitalization stocks held their own.

The Equity Index Portfolio’s 10.8% gain for the year was due in large part to a 9.2% advance in the fourth quarter alone. All of the 12 industry sectors in the portfolio turned in a positive performance for the year; the two energy-related categories performed best, with integrated oil companies gaining 28.6% and all other energy-related issues surging 37.5%.

The portfolio’s two largest sectors, the financial services and consumer discretionary groups, were the biggest contributors to performance. Banks benefited from a range of business lines—consumer lending, commodities trading, and the underwriting of stock and bond issuance, for example—while companies that own and manage real estate led all other market segments. Companies classified as consumer discretionary stocks—such as restaurants, retailers, and entertainment purveyors—benefited as consumer confidence increased in the wake of improved gains in the job market. Technology and health care, two other large weightings in the portfolio, contributed little to performance, as losses by semiconductor and pharmaceutical stocks, respectively, dragged down results.

OVER THE LONG RUN, THE PORTFOLIO HAS DEMONSTRATED THE BENEFITS OF INDEXING

The Equity Index Portfolio’s annualized return of 12.0% over the last ten years is very close to the 12.1% result for the S&P 500, which, as an unmanaged index, does not incur operating or transaction costs. This excellent tracking record is a testament to the skills of the portfolio managers in our Quantitative Equity Group and to the portfolio’s low costs.

Your portfolio also has an excellent long-term record in relation to comparable funds, outpacing the average peer by 2.2 percentage points. A hypothetical investment of $10,000 in the portfolio ten years ago would have been worth about $5,500 more today than the same investment in the average competitor.

A SIMPLE WAY TO TRACK THE MARKET

For the past decade, the portfolio has kept pace with the broad market and has outperformed the average large-cap core fund. In general, peer funds are actively managed and carry higher costs. Although the portfolio’s absolute return will vary from year to year—and at times turn negative—you should expect this investment to consistently capture the returns of the broad U.S. stock market.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

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PORTFOLIO PROFILE	EQUITY INDEX PORTFOLIO As of December 31, 2004

Portfolio Characteristics
	Portfolio	Target Index*	Broad Index**

Number of Stocks	504	500	4,978
Median Market Cap	$53.1B	$53.1B	$27.3B
Price/Earnings Ratio	19.6x	19.6x	22.4x
Price/Book Ratio	3.0x	3.0x	2.9x
Yield	1.6%	1.7%	1.5%
Return on Equity	20.1%	20.1%	15.7%
Earnings Growth Rate	9.5%	9.5%	7.5%
Foreign Holdings	0.0%	0.0%	1.0%
Turnover Rate	8%	—	—
Expense Ratio	0.14%	—	—
Short-Term Reserves	0%	—	—

Volatility Measures
	Portfolio	Target Index*	Portfolio	Broad Index**

R-Squared	1.00	1.00	0.99	1.00
Beta	1.00	1.00	1.01	1.00

Sector Diversification (% of portfolio)
	Portfolio	Target Index*	Broad Index**

Auto & Transportation	3%	3%	3%
Consumer Discretionary	15	15	17
Consumer Staples	7	7	6
Financial Services	22	22	23
Health Care	12	12	12
Integrated Oils	5	5	4
Other Energy	2	2	3
Materials & Processing	4	4	4
Producer Durables	4	4	5
Technology	14	14	13
Utilities	7	7	6
Other	5	5	4

Ten Largest Holdings (% of total net assets)
General Electric Co.	3.4%
(conglomerate)
ExxonMobil Corp.	2.9
(oil)
Microsoft Corp.	2.6
(software)
Citigroup, Inc.	2.2
(banking)
Wal-Mart Stores, Inc.	2.0
(retail)
Pfizer Inc.	1.8
(pharmaceuticals)
Bank of America Corp.	1.7
(banking)
Johnson & Johnson	1.7
(pharmaceuticals)
American International Group, Inc.	1.5
(insurance)
International Business Machines Corp.	1.4
(computer hardware)

Top Ten	21.2%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*S&P 500 Index.
**Dow Jones Wilshire 5000 Index.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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EQUITY INDEX PORTFOLIO

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PERFORMANCE SUMMARY	EQUITY INDEX PORTFOLIO As of December 31, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance December 31, 1994–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment

Equity Index Portfolio	10.80%	-2.36%	12.00%	$31,068
Dow Jones Wilshire 5000 Index	12.62	-1.42	11.92	30,824
S&P 500 Index	10.88	-2.30	12.07	31,258
Average Large-Cap Core Fund*	7.79	-4.05	9.82	25,527

*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

Fiscal-Year Total Returns(%) December 31, 1994–December 31, 2004

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ABOUT YOUR PORTFOLIO’S EXPENSES	EQUITY INDEX PORTFOLIO As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended December 31, 2004
Equity Index Portfolio	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*

Based on Actual
Portfolio Return	$1,000.00	$1,071.59	$0.62

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,024.53	$0.61

*	These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.12%. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Expense Ratios: Your portfolio compared with its peer group
	Portfolio	Average Large-Cap Core Fund

Equity Index Portfolio	0.14%	1.44%*

*	Peer group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

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FINANCIAL STATEMENTS STATEMENT OF NET ASSETS	As of December 31, 2004

Equity Index Portfolio	Shares	Market Value^ (000)
COMMON STOCKS (99.8%)(1)

Auto & Transportation (2.7%)
United Parcel Service, Inc.	164,766	$14,081
FedEx Corp.	44,188	4,352
Ford Motor Co.	269,015	3,938
General Motors Corp.	83,024	3,326
Burlington Northern Santa Fe Corp.	55,398	2,621
Harley-Davidson, Inc.	43,130	2,620
Union Pacific Corp.	38,198	2,569
Norfolk Southern Corp.	58,189	2,106
PACCAR, Inc.	25,573	2,058
Southwest Airlines Co.	114,640	1,866
CSX Corp.	31,608	1,267
Genuine Parts Co.	25,708	1,133
Delphi Corp.	82,260	742
* Navistar International Corp.	10,335	454
Dana Corp.	22,026	382
* The Goodyear Tire & Rubber Co.	25,949	380
Cooper Tire & Rubber Co.	10,848	234
Visteon Corp.	18,698	183
* Delta Air Lines, Inc.	19,142	143

	44,455

Consumer Discretionary (14.5%)
Wal-Mart Stores, Inc.	622,677	32,890
Home Depot, Inc.	322,862	13,799
* Time Warner, Inc.	673,133	13,086
* eBay Inc.	97,386	11,324
Viacom Inc. Class B	248,427	9,040
The Walt Disney Co.	300,239	8,347
* Yahoo! Inc.	202,100	7,615
* The News Corp., Inc.	377,555	7,045
Target Corp.	131,562	6,832
Lowe's Cos., Inc.	113,553	6,539
Gillette Co.	145,888	6,533
McDonald's Corp.	184,686	5,921
Carnival Corp.	93,200	5,371
Kimberly-Clark Corp.	71,719	4,720
* Starbucks Corp.	58,800	3,667
Cendant Corp.	154,809	3,619
NIKE, Inc. Class B	38,510	3,492
Costco Wholesale Corp.	69,056	3,343
Gannett Co., Inc.	37,531	3,066
Best Buy Co., Inc.	47,737	2,836
Clear Channel Communications, Inc.	84,405	2,827
* Electronic Arts Inc.	44,900	2,769
The Gap, Inc.	129,154	2,728
Avon Products, Inc.	69,692	2,697
The McGraw-Hill Cos., Inc.	27,968	2,560
Waste Management, Inc.	84,186	2,521
* Kohl's Corp.	50,400	2,478
Staples, Inc.	73,215	2,468
Omnicom Group Inc.	27,443	2,314
* Apollo Group, Inc. Class A	27,142	2,191
Marriott International, Inc. Class A	32,796	2,065
Yum! Brands, Inc.	43,060	2,032
Tribune Co.	46,695	1,968
TJX Cos., Inc.	70,938	1,783
Starwood Hotels & Resorts Worldwide, Inc.	30,443	1,778
* Bed Bath & Beyond, Inc.	44,200	1,760
International Game Technology	50,615	1,740
J.C. Penney Co., Inc. (Holding Co.)	41,949	$1,737
* Coach, Inc.	27,777	1,567
Sears, Roebuck & Co.	30,453	1,554
Federated Department Stores, Inc.	24,939	1,441
* Univision Communications Inc.	47,500	1,390
Limited Brands, Inc.	59,726	1,375
Eastman Kodak Co.	42,206	1,361
Hilton Hotels Corp.	56,957	1,295
May Department Stores Co.	42,904	1,261
Mattel, Inc.	61,042	1,190
R.R. Donnelley & Sons Co.	32,246	1,138
Cintas Corp.	25,200	1,105
Harrah's Entertainment, Inc.	16,457	1,101
* Fisher Scientific International Inc.	17,267	1,077
* AutoZone Inc.	11,740	1,072
Black & Decker Corp.	11,912	1,052
Dollar General Corp.	48,250	1,002
Newell Rubbermaid, Inc.	40,374	977
Nordstrom, Inc.	20,612	963
VF Corp.	16,360	906
New York Times Co. Class A	21,431	874
* Interpublic Group of Cos., Inc.	62,462	837
Leggett & Platt, Inc.	28,100	799
* Office Depot, Inc.	46,000	798
Family Dollar Stores, Inc.	24,700	771
RadioShack Corp.	23,288	766
Knight Ridder	11,336	759
Robert Half International, Inc.	25,600	753
* AutoNation, Inc.	39,200	753
Tiffany & Co.	21,500	687
Whirlpool Corp.	9,790	678
Liz Claiborne, Inc.	16,048	677
Jones Apparel Group, Inc.	18,000	658
Wendy's International, Inc.	16,741	657
Alberto-Culver Co. Class B	13,503	656
* Toys R Us, Inc.	31,818	651
Darden Restaurants Inc.	23,150	642
The Stanley Works	12,170	596
International Flavors & Fragrances, Inc.	13,907	596
* Monster Worldwide Inc.	17,500	589
Hasbro, Inc.	25,900	502
Circuit City Stores, Inc.	29,024	454
Sabre Holdings Corp.	20,003	443
OfficeMax, Inc.	13,836	434
* Allied Waste Industries, Inc.	46,500	432
Meredith Corp.	7,322	397
Reebok International Ltd.	8,486	373
Dillard's Inc.	12,206	328
* Convergys Corp.	20,800	312
Snap-On Inc.	8,578	295
Maytag Corp.	11,478	242
* Big Lots Inc.	16,628	202
Viacom Inc. Class A	2,112	78
* News Corp., Inc., Class B	200	4

	241,021

Consumer Staples (7.3%)
The Procter & Gamble Co.	373,010	20,545
Altria Group, Inc.	301,769	18,438
The Coca-Cola Co.	355,730	14,809
PepsiCo, Inc.	247,617	12,926
Anheuser-Busch Cos., Inc.	116,123	5,891

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

5

Equity Index Portfolio	Shares	Market Value^ (000)

Walgreen Co.	150,278	$5,766
Colgate-Palmolive Co.	77,936	3,987
Sysco Corp.	94,160	3,594
Sara Lee Corp.	115,425	2,786
Kellogg Co.	60,697	2,711
General Mills, Inc.	53,690	2,669
CVS Corp.	58,804	2,650
Wm. Wrigley Jr. Co.	32,986	2,282
ConAgra Foods, Inc.	75,701	2,229
Hershey Foods Corp.	36,159	2,008
H.J. Heinz Co.	51,335	2,002
* The Kroger Co.	108,639	1,906
Campbell Soup Co.	60,474	1,808
Reynolds American Inc.	21,731	1,708
Coca-Cola Enterprises, Inc.	69,000	1,439
The Clorox Co.	22,326	1,316
* Safeway, Inc.	65,800	1,299
Albertson's, Inc.	54,156	1,293
UST, Inc.	24,293	1,169
The Pepsi Bottling Group, Inc.	36,782	995
Brown-Forman Corp. Class B	17,892	871
McCormick & Co., Inc.	20,200	780
SuperValu Inc.	19,790	683
Adolph Coors Co. Class B	5,505	417

	120,977

Financial Services (21.6%)
Citigroup, Inc.	763,168	36,769
Bank of America Corp.	593,986	27,911
American International Group, Inc.	382,968	25,150
JPMorgan Chase & Co.	523,881	20,437
Wells Fargo & Co.	248,790	15,462
Wachovia Corp.	235,733	12,400
American Express Co.	184,424	10,396
Fannie Mae	142,196	10,126
Morgan Stanley	160,819	8,929
U.S. Bancorp	274,374	8,593
Merrill Lynch & Co., Inc.	136,890	8,182
Freddie Mac	101,256	7,463
The Goldman Sachs Group, Inc.	71,146	7,402
Washington Mutual, Inc.	128,484	5,432
MBNA Corp.	187,765	5,293
Allstate Corp.	100,884	5,218
First Data Corp.	122,151	5,196
Metropolitan Life Insurance Co.	109,455	4,434
Prudential Financial, Inc.	75,462	4,147
SunTrust Banks, Inc.	54,406	4,020
Fifth Third Bancorp	82,523	3,902
The Bank of New York Co., Inc.	114,163	3,815
Automatic Data Processing, Inc.	85,615	3,797
National City Corp.	99,559	3,738
St. Paul Travelers Cos., Inc.	98,553	3,653
Lehman Brothers Holdings, Inc.	39,645	3,468
BB&T Corp.	81,218	3,415
SLM Corp.	63,298	3,379
Countrywide Financial Corp.	85,498	3,164
Capital One Financial Corp.	35,700	3,006
The Hartford Financial Services Group Inc. 43,276	2,999
AFLAC Inc.	74,528	2,969
Golden West Financial Corp.	45,056	2,767
Franklin Resources Corp.	36,722	2,558
Marsh & McLennan Cos., Inc.	77,470	2,549
Progressive Corp. of Ohio	29,500	2,503
Regions Financial Corp.	68,357	2,433
State Street Corp.	49,011	2,407
PNC Financial Services Group	41,587	2,389
Charles Schwab Corp.	198,392	$2,373
The Chubb Corp.	28,218	2,170
Simon Property Group, Inc. REIT	32,500	2,102
KeyCorp	59,748	2,025
North Fork Bancorp, Inc.	69,162	1,995
Mellon Financial Corp.	62,272	1,937
Loews Corp.	27,323	1,921
Paychex, Inc.	55,549	1,893
Moody's Corp.	21,753	1,889
The Principal Financial Group, Inc.	45,126	1,847
M & T Bank Corp.	17,116	1,846
ACE Ltd.	41,904	1,791
Equity Office Properties Trust REIT	59,408	1,730
CIGNA Corp.	19,762	1,612
XL Capital Ltd. Class A	20,400	1,584
Northern Trust Corp.	32,349	1,572
Bear Stearns Co., Inc.	15,207	1,556
Comerica, Inc.	25,050	1,529
Equity Residential REIT	41,600	1,505
Marshall & Ilsley Corp.	32,971	1,457
CIT Group Inc.	31,000	1,420
AmSouth Bancorp	52,342	1,356
MBIA, Inc.	20,750	1,313
Ambac Financial Group, Inc.	15,950	1,310
Synovus Financial Corp.	45,550	1,302
SunGard Data Systems, Inc.	42,500	1,204
Lincoln National Corp.	25,674	1,198
H & R Block, Inc.	24,247	1,188
ProLogis REIT	27,000	1,170
T. Rowe Price Group Inc.	18,800	1,169
Fiserv, Inc.	28,750	1,155
Sovereign Bancorp, Inc.	50,723	1,144
Aon Corp.	46,500	1,109
Cincinnati Financial Corp.	24,750	1,095
Archstone-Smith Trust REIT	28,400	1,088
Jefferson-Pilot Corp.	20,101	1,044
Plum Creek Timber Co. Inc. REIT	27,000	1,038
MGIC Investment Corp.	14,252	982
SAFECO Corp.	18,680	976
Torchmark Corp.	15,894	908
Zions Bancorp	13,200	898
Compass Bancshares Inc.	18,000	876
Huntington Bancshares Inc.	34,151	846
E*TRADE Financial Corp.	54,840	820
UnumProvident Corp.	43,823	786
First Horizon National Corp.	18,100	780
Providian Financial Corp.	43,024	709
Janus Capital Group Inc.	34,700	583
Equifax, Inc.	19,800	556
Apartment Investment & Management Co.
Class A REIT	13,900	536
Dow Jones & Co., Inc.	12,131	522
Federated Investors, Inc.	15,800	480
Ryder System, Inc.	9,415	450

	360,216

Health Care (12.3%)
Pfizer Inc.	1,107,394	29,778
Johnson & Johnson	436,396	27,676
Amgen, Inc.	186,672	11,975
Abbott Laboratories	228,854	10,676
Merck & Co., Inc.	325,890	10,474
Eli Lilly & Co.	166,304	9,438
Medtronic, Inc.	177,652	8,824
UnitedHealth Group Inc.	96,071	8,457
Wyeth	196,000	8,348

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

6

Equity Index Portfolio	Shares	Market Value^ (000)

Bristol-Myers Squibb Co.	285,900	$7,325
* WellPoint Inc.	43,317	4,981
Schering-Plough Corp.	216,488	4,520
* Boston Scientific Corp.	124,168	4,414
Cardinal Health, Inc.	63,468	3,691
Guidant Corp.	46,900	3,381
* Biogen Idec Inc.	48,979	3,262
Baxter International, Inc.	90,642	3,131
* Zimmer Holdings, Inc.	36,100	2,892
Stryker Corp.	59,100	2,852
Aetna Inc.	21,683	2,705
* Caremark Rx, Inc.	66,979	2,641
HCA Inc.	62,057	2,480
* Forest Laboratories, Inc.	54,177	2,430
* Gilead Sciences, Inc.	63,636	2,227
* St. Jude Medical, Inc.	52,552	2,204
* Genzyme Corp.-General Division	36,475	2,118
Becton, Dickinson & Co.	37,220	2,114
* Medco Health Solutions, Inc.	40,065	1,667
Biomet, Inc.	37,335	1,620
Allergan, Inc.	19,368	1,570
Quest Diagnostics, Inc.	14,931	1,427
McKesson Corp.	43,203	1,359
* Laboratory Corp. of America Holdings	20,414	1,017
* MedImmune Inc.	36,700	995
C.R. Bard, Inc.	15,397	985
* Chiron Corp.	27,600	920
AmerisourceBergen Corp.	15,511	910
* Express Scripts Inc.	11,233	859
Health Management Associates Class A	36,000	818
IMS Health, Inc.	34,259	795
* Hospira, Inc.	23,065	773
* Tenet Healthcare Corp.	69,045	758
Mylan Laboratories, Inc.	39,800	704
* Humana Inc.	23,500	698
* Watson Pharmaceuticals, Inc.	16,200	532
Bausch & Lomb, Inc.	7,816	504
Manor Care, Inc.	12,766	452
* King Pharmaceuticals, Inc.	35,733	443
* Millipore Corp.	7,265	362

	205,182

Integrated Oils (4.9%)
ExxonMobil Corp.	948,609	48,626
ChevronTexaco Corp.	311,549	16,359
ConocoPhillips Co.	101,383	8,803
Occidental Petroleum Corp.	57,969	3,383
Marathon Oil Corp.	50,919	1,915
Unocal Corp.	38,660	1,672
Amerada Hess Corp.	13,478	1,110

	81,868

Other Energy (2.1%)
Schlumberger Ltd.	86,470	5,789
Devon Energy Corp.	71,448	2,781
Halliburton Co.	65,091	2,554
Burlington Resources, Inc.	57,530	2,503
Apache Corp.	48,034	2,429
Anadarko Petroleum Corp.	36,430	2,361
Baker Hughes, Inc.	49,426	2,109
* Transocean Inc.	47,300	2,005
Valero Energy Corp.	37,700	1,712
Williams Cos., Inc.	81,829	1,333
XTO Energy, Inc.	36,548	1,293
Kerr-McGee Corp.	22,358	1,292
EOG Resources, Inc.	17,400	1,242
* Nabors Industries, Inc.	22,000	1,128
BJ Services Co.	23,700	$1,103
* Noble Corp.	20,000	995
El Paso Corp.	94,970	988
Sunoco, Inc.	10,790	882
* Rowan Cos., Inc.	15,731	407
* Calpine Corp.	78,108	308
* Dynegy, Inc.	56,000	259

	35,473

Materials & Processing (3.6%)
E.I. du Pont de Nemours & Co.	146,173	7,170
Dow Chemical Co.	138,613	6,863
Alcoa Inc.	128,176	4,027
International Paper Co.	71,494	3,003
Newmont Mining Corp. (Holding Co.)	65,255	2,898
Masco Corp.	66,003	2,411
Weyerhaeuser Co.	35,314	2,374
Monsanto Co.	38,833	2,157
Archer-Daniels-Midland Co.	96,194	2,146
Praxair, Inc.	47,880	2,114
Air Products & Chemicals, Inc.	33,406	1,937
PPG Industries, Inc.	25,325	1,726
Rohm & Haas Co.	33,001	1,460
Georgia Pacific Group	37,999	1,424
Phelps Dodge Corp.	14,059	1,391
Ecolab, Inc.	37,852	1,330
* American Standard Cos., Inc.	31,500	1,302
Nucor Corp.	23,338	1,222
MeadWestvaco Corp.	29,797	1,010
Freeport-McMoRan Copper & Gold, Inc. Class B	26,200	1,002
Avery Dennison Corp.	16,310	978
Sherwin-Williams Co.	20,724	925
United States Steel Corp.	16,778	860
Vulcan Materials Co.	15,100	825
Ball Corp.	16,684	734
Fluor Corp.	12,242	667
Eastman Chemical Co.	11,394	658
* Sealed Air Corp.	12,345	658
Sigma-Aldrich Corp.	10,138	613
Ashland, Inc.	10,426	609
Temple-Inland Inc.	8,201	561
Engelhard Corp.	18,133	556
* Pactiv Corp.	21,761	550
Bemis Co., Inc.	15,754	458
Louisiana-Pacific Corp.	16,282	435
Allegheny Technologies Inc.	13,966	303
* Hercules, Inc.	16,578	246
Great Lakes Chemical Corp.	7,525	214

	59,817

Producer Durables (4.2%)
United Technologies Corp.	75,053	7,757
The Boeing Co.	123,393	6,388
Caterpillar, Inc.	50,112	4,886
Emerson Electric Co.	61,780	4,331
* Applied Materials, Inc.	249,676	4,269
Illinois Tool Works, Inc.	43,494	4,031
Lockheed Martin Corp.	65,142	3,619
Northrop Grumman Corp.	54,215	2,947
Deere & Co.	36,563	2,720
Danaher Corp.	45,300	2,601
* Xerox Corp.	140,294	2,386
Ingersoll-Rand Co.	25,315	2,033
* Agilent Technologies, Inc.	71,464	1,722
* Lexmark International, Inc.	19,032	1,618
Pitney Bowes, Inc.	33,994	1,573
* KLA-Tencor Corp.	28,844	1,344

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

7

Equity Index Portfolio	Shares	Market Value^ (000)

Parker Hannifin Corp.	17,542	$1,329
Dover Corp.	29,981	1,257
Pulte Homes, Inc.	18,788	1,199
Centex Corp.	18,328	1,092
Rockwell Collins, Inc.	26,009	1,026
Cooper Industries, Inc. Class A	13,561	921
W.W. Grainger, Inc.	13,260	883
* Waters Corp.	17,866	836
Molex, Inc.	27,823	835
KB HOME	6,865	717
* Thermo Electron Corp.	23,675	715
American Power Conversion Corp.	28,283	605
Novellus Systems, Inc.	20,649	576
Goodrich Corp.	17,458	570
Cummins Inc.	6,699	561
Pall Corp.	18,356	531
* Teradyne, Inc.	28,500	487
Tektronix, Inc.	13,246	400
* Andrew Corp.	23,724	323
* Power-One, Inc.	12,100	108

	69,196

Technology (14.3%)
Microsoft Corp.	1,598,677	42,701
International Business Machines Corp.	244,724	24,125
Intel Corp.	929,793	21,748
* Cisco Systems, Inc.	968,256	18,687
* Dell Inc.	365,289	15,393
* Oracle Corp.	753,754	10,342
QUALCOMM Inc.	240,900	10,214
Hewlett-Packard Co.	443,833	9,307
Texas Instruments, Inc.	253,947	6,252
Motorola, Inc.	357,770	6,154
* EMC Corp.	352,318	5,239
* Apple Computer, Inc.	59,083	3,805
General Dynamics Corp.	29,360	3,071
Computer Associates International, Inc.	86,111	2,675
* Sun Microsystems, Inc.	494,500	2,660
Raytheon Co.	66,437	2,580
* Lucent Technologies, Inc.	650,530	2,446
* Corning, Inc.	206,177	2,427
* Symantec Corp.	93,200	2,401
Adobe Systems, Inc.	35,145	2,205
Analog Devices, Inc.	55,396	2,045
Maxim Integrated Products, Inc.	47,809	2,027
* Veritas Software Corp.	62,155	1,775
* Network Appliance, Inc.	52,700	1,751
Linear Technology Corp.	45,125	1,749
Electronic Data Systems Corp.	75,500	1,744
* Computer Sciences Corp.	27,764	1,565
* Broadcom Corp.	48,365	1,561
Xilinx, Inc.	51,200	1,518
Rockwell Automation, Inc.	27,109	1,343
Autodesk, Inc.	33,840	1,284
* Advanced Micro Devices, Inc.	56,943	1,254
L-3 Communications Holdings, Inc.	17,013	1,246
* Intuit, Inc.	27,532	1,212
* Avaya Inc.	67,560	1,162
* Altera Corp.	55,000	1,139
* Affiliated Computer Services, Inc. Class A 18,900	1,138
* Micron Technology, Inc.	90,394	1,116
* NCR Corp.	13,750	952
National Semiconductor Corp.	52,766	947
* Freescale Semiconductor, Inc.	46,568	855
* Siebel Systems, Inc.	75,000	788
* Solectron Corp.	143,300	764
* Jabil Circuit, Inc.	29,800	$762
Scientific-Atlanta, Inc.	22,690	749
* Comverse Technology, Inc.	29,261	715
* JDS Uniphase Corp.	213,120	676
* Sanmina-SCI Corp.	76,335	647
Symbol Technologies, Inc.	35,550	615
* Citrix Systems, Inc.	25,000	613
* BMC Software, Inc.	32,683	608
Applera Corp.-Applied Biosystems Group	28,909	604
* Tellabs, Inc.	67,791	582
* NVIDIA Corp.	24,500	577
* Mercury Interactive Corp.	12,400	565
* QLogic Corp.	13,700	503
* Unisys Corp.	49,405	503
PerkinElmer, Inc.	18,886	425
* Novell, Inc.	55,612	375
* Compuware Corp.	56,900	368
* Gateway, Inc.	54,700	329
* ADC Telecommunications, Inc.	118,400	317
* LSI Logic Corp.	56,582	310
* PMC Sierra Inc.	26,100	294
* CIENA Corp.	84,462	282
* Parametric Technology Corp.	38,900	229
* Freescale Semiconductor Inc.	11,100	198
* Applied Micro Circuits Corp.	45,200	190

	237,403

Utilities (6.9%)
Verizon Communications Inc.	407,140	16,493
SBC Communications Inc.	487,246	12,556
* Comcast Corp. Class A	298,822	9,945
BellSouth Corp.	269,208	7,481
Sprint Corp.	216,282	5,375
* Nextel Communications, Inc.	163,353	4,901
Exelon Corp.	97,388	4,292
Southern Co.	108,725	3,644
Duke Energy Corp.	140,890	3,569
Dominion Resources, Inc.	48,704	3,299
ALLTEL Corp.	44,619	2,622
TXU Corp.	35,394	2,285
AT&T Corp.	117,031	2,231
Entergy Corp.	32,817	2,218
FPL Group, Inc.	27,196	2,033
American Electric Power Co., Inc.	58,150	1,997
* PG&E Corp.	59,405	1,977
FirstEnergy Corp.	48,623	1,921
Public Service Enterprise Group, Inc.	34,968	1,810
Progress Energy, Inc.	36,381	1,646
Consolidated Edison Inc.	35,555	1,556
Edison International	47,828	1,532
PPL Corp.	27,797	1,481
Ameren Corp.	28,755	1,442
Kinder Morgan, Inc.	18,200	1,331
* AES Corp.	95,781	1,309
Sempra Energy	34,359	1,260
* Qwest Communications International Inc.	268,031	1,190
Constellation Energy Group, Inc.	25,849	1,130
Cinergy Corp.	26,573	1,106
DTE Energy Co.	25,594	1,104
Xcel Energy, Inc.	58,853	1,071
KeySpan Corp.	23,700	935
NiSource, Inc.	39,914	909
* Comcast Corp. Special Class A	27,389	899
CenturyTel, Inc.	19,750	701
Citizens Communications Co.	49,348	681
Pinnacle West Capital Corp.	13,400	595

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

8

Equity Index Portfolio	Shares	Market Value^ (000)

CenterPoint Energy Inc.	45,486	$514
TECO Energy, Inc.	29,500	453
* Allegheny Energy, Inc.	20,159	397
* CMS Energy Corp.	28,800	301
Peoples Energy Corp.	5,585	245
NICOR Inc.	6,489	240

		114,677

Other (5.4%)
General Electric Co.	1,554,637	56,744
Tyco International Ltd.	295,646	10,566
3M Co.	114,423	9,391
Honeywell International Inc.	126,467	4,478
Johnson Controls, Inc.	27,979	1,775
Fortune Brands, Inc.	21,251	1,640
Eaton Corp.	22,400	1,621
Textron, Inc.	20,270	1,496
ITT Industries, Inc.	13,592	1,148
Brunswick Corp.	14,202	703
		89,562

TOTAL COMMON STOCKS
(Cost $1,335,400)		1,659,847

TEMPORARY INVESTMENTS (0.2%)(1)

Money Market Fund (0.2%)
Vanguard Market Liquidity Fund, 2.26%**	2,854,503	2,855
Vanguard Market Liquidity Fund,
2.26%**—Note E	530,500	531
	Face
	Amount
	(000)

U.S. Government Obligation
(2) U.S. Treasury Bill
1.73%, 1/27/2005	$500	499

TOTAL TEMPORARY INVESTMENTS
(Cost $3,885)		3,885

TOTAL INVESTMENTS (100.0%)
(Cost $1,339,285)		1,663,732

OTHER ASSETS AND LIABILITIES

Other Assets—Note B		4,676
Liabilities—Note E		(4,541)
		135

NET ASSETS (100%)

Applicable to 58,824,690 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$1,663,867

NET ASSET VALUE PER SHARE		$28.29

•	See Note A in Notes to Financial Statements
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and
(2)	Security segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

	Amount (000)	Per Share

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$1,245,046	$21.17
Undistributed Net Investment Income	27,169.46
Accumulated Net Realized Gains	67,120	1.14
Unrealized Appreciation
Investment Securities	324,447	5.52
Futures Contracts	85	—

NET ASSETS	$1,663,867	$28.29

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

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STATEMENT OF OPERATIONS
Equity Index Portfolio Year Ended December 31, 2004 (000)

INVESTMENT INCOME
Income
Dividends	$ 31,146
Interest	43
Security Lending	9

Total Income	31,198

Expenses
The Vanguard Group—Note B
Investment Advisory Services	78
Management and Administrative	1,707
Marketing and Distribution	209
Custodian Fees	69
Auditing Fees	18
Shareholders' Reports	15
Trustees' Fees and Expenses	2

Total Expenses	2,098

NET INVESTMENT INCOME	29,100

REALIZED NET GAIN (LOSS)
Investment Securities Sold	66,767
Futures Contracts	370

REALIZED NET GAIN (LOSS)	67,137

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	64,420
Futures Contracts	21

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	64,441

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$160,678

STATEMENT OF CHANGES IN NET ASSETS
	Equity Index Portfolio Year Ended December 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 29,100	$ 19,076
Realized Net Gain (Loss)	67,137	38,431
Change in Unrealized Appreciation
(Depreciation)	64,441	252,291

Net Increase (Decrease) in Net Assets
Resulting from Operations	160,678	309,798

Distributions
Net Investment Income	(19,440)	(15,831)
Realized Capital Gain*	(38,325)	(31,662)

Total Distributions	(57,765)	(47,493)

Capital Share Transactions1
Issued	231,999	349,941
Issued in Lieu of Cash Distributions	57,765	47,493
Redeemed	(178,590)	(171,109)

Net Increase (Decrease) from
Capital Share Transactions	111,174	226,325

Total Increase (Decrease)	214,087	488,630

Net Assets
Beginning of Period	1,449,780	961,150

End of Period	$ 1,663,867	$ 1,449,780

1Shares Issued (Redeemed)
Issued	8,748	15,405
Issued in Lieu of Cash Distributions	2,259	2,247
Redeemed	(6,741)	(7,434)

Net Increase (Decrease) in
Shares Outstanding	4,266	10,218

*	Includes fiscal 2004 and 2003 short-term gain distributions totaling $1,111,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

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EQUITY INDEX PORTFOLIO

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FINANCIAL HIGHLIGHTS

Equity Index Portfolio
	Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$26.57	$21.68	$29.91	$27.03	$37.64	$33.85

Investment Operations
Net Investment Income	.49**	.34	.330	.10	.36	.38
Net Realized and Unrealized Gain (Loss) on Investments	2.27	5.57	(6.445)	2.78	(10.23)	4.12

Total from Investment Operations	2.76	5.91	(6.115)	2.88	(9.87)	4.50

Distributions
Dividends from Net Investment Income	(.35)	(.34)	(.440)	—	(.39)	(.38)
Distributions from Realized Capital Gains	(.69)	(.68)	(1.675)	—	(.35)	(.33)

Total Distributions	(1.04)	(1.02)	(2.115)	—	(.74)	(.71)

Net Asset Value, End of Period	$28.29	$26.57	$21.68	$29.91	$27.03	$37.64

Total Return	10.80%	28.47%	-22.11%	10.65%	-26.69%	13.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,664	$1,450	$961	$1,225	$1,111	$1,507
Ratio of Total Expenses to Average Net Assets	0.14%	0.18%	0.18%	0.18%†	0.17%	0.16%
Ratio of Net Investment Income to Average Net Assets	1.91%**	1.62%	1.43%	1.24%†	1.11%	1.01%
Portfolio Turnover Rate	8%	6%	10%	3%	8%	11%

*	The portfolio's fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**	Net investment income per share and the ratio of net investment income to average net assets include $0.08 and 0.31%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.
†	Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Equity Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio's shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard®Market Liquidity Fund are valued at that portfolio's net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.	Futures Contracts: The portfolio uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

3.	Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

11

agreement, retention of the collateral may be subject to legal proceedings.

4.	Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.	Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $216,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio's net assets and 0.22% of Vanguard's capitalization. The portfolio's trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2004, the portfolio had $30,323,000 of ordinary income and $65,847,000 of long-term capital gains available for distribution.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $324,447,000, consisting of unrealized gains of $440,302,000 on securities that had risen in value since their purchase and $115,855,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2004, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	15	$4,551	$85

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the year ended December 31, 2004, the portfolio purchased $200,104,000 of investment securities and sold $115,740,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker/dealers at December 31, 2004, was $439,000, for which the portfolio held cash collateral of $531,000.

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EQUITY INDEX PORTFOLIO

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and broker and by agreement to the underlying ownership records for the Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 8, 2005

VANGUARD VARIABLE INSURANCE FUND
EQUITY INDEX PORTFOLIO

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   VANGUARD® MID-CAP INDEX PORTFOLIO

A fourth-quarter surge pushed the Mid-Cap Index Portfolio to a 20.3% gain, in line with the return of its benchmark, the Spliced Mid Cap Index (represented by the Morgan Stanley Capital International US Mid Cap 450 Index in 2004), and significantly ahead of the performance of the average peer fund.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns since the portfolio’s inception almost six years ago. Please note that the portfolio returns in Vanguard® Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Total Returns		February 9, 1999,* Through December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment

Mid-Cap Index Portfolio	20.3%	12.7%	$20,185
Spliced Mid Cap Index**	20.5	12.5	20,004
Average Mid-Cap Core Fund+	15.5	11.7	19,189

*Portfolio inception.

**S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter. † Derived from data provided by Lipper Inc.

AN EXCELLENT YEAR FOR THE PORTFOLIO'S MID-CAP STOCKS

The year got off to a slow start, as the stock market caught its breath after a sprint through 2003. The tide seemingly turned in the fourth quarter, when the rise in energy prices finally abated and consumer confidence increased. Midsize stocks were the chief beneficiaries of the shift in sentiment; large-capitalization stocks gained only half as much.

Among the Mid-Cap Index Portfolio’s 12 economic sectors, performances were strong across the board. The highest returns came from companies producing oil, other forms of energy, and commodities. The portfolio’s two largest sector weightings, financial services and consumer discretionary, together contributed 9.0% of the portfolio’s 20.3% return. Consumer stocks, including retailers, restaurants, and entertainment companies, benefited from renewed consumer confidence, while financial stocks were boosted by results for real estate owners and managers, one of the market’s hottest segments.

Technology stocks, which soared in 2003, lagged in 2004, partly because of weakness among semiconductor makers. The sector still managed a 7.1% return.

THE PORTFOLIO HAS ESTABLISHED AN EXCELLENT RECORD

Helped by Vanguard’s commitment to low costs, the relatively young portfolio has produced fine results. The portfolio’s annualized return of 12.7% since its February 9, 1999, inception exceeded that of its benchmark, which, as an unmanaged index, carries no investment fees and incurs no transaction costs. The portfolio’s return also surpassed the annualized return of its average peer by 1% during this period. In terms of dollar gains, a hypothetical $10,000 investment in the portfolio at inception would have reached $20,185 nearly six years later, nearly $1,000 more than in the portfolio of the average peer.

A SIMPLE WAY TO TRACK THE MARKET

Since its inception in February 1999, the portfolio has kept pace with the mid-cap market and has outperformed the average mid-cap core fund. In general, peer funds are actively managed and carry higher costs. Although the portfolio’s absolute return will vary from year to year—and at times turn negative—you should expect this investment to consistently capture the return of the market for mid-cap stocks.

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MID-CAP INDEX PORTFOLIO

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PORTFOLIO PROFILE	MID-CAP INDEX PORTFOLIO As of December 31,2004

Portfolio Characteristics
	Portfolio	Target Index*	Broad Index**

Number of Stocks	453	452	4,978
Median Market Cap	$5.5B	$5.5B	$27.3B
Price/Earnings Ratio	22.1x	22.1x	22.4x
Price/Book Ratio	2.7x	2.7x	2.9x
Yield	1.0%	1.2%	1.5%
Return on Equity	14.4%	14.4%	15.7%
Earnings Growth Rate	12.5%	12.5%	7.5%
Foreign Holdings	0.9%	0.9%	1.0%
Turnover Rate	21%	—	—
Expense Ratio	0.24%	—	—
Short-Term Reserves	0%	—	—

Volatility Measures
	Portfolio	Spliced Index†	Portfolio	Broad Index**

R-Squared	1.00	1.00	0.88	1.00
Beta	1.00	1.00	0.97	1.00

Sector Diversification (% of portfolio)
	Portfolio	Target Index*	Broad Index**

Auto & Transportation	2%	2%	3%
Consumer Discretionary	18	19	17
Consumer Staples	3	3	6
Financial Services	22	22	23
Health Care	8	8	12
Integrated Oils	1	1	4
Other Energy	8	8	3
Materials & Processing	9	8	4
Producer Durables	6	6	5
Technology	13	13	13
Utilities	8	8	6
Other	2	2	4

Ten Largest Holdings (% of total net assets)
Monsanto Co.	0.7%
(chemicals)
Starwood Hotels & Resorts Worldwide, Inc.	0.6
(real estate)
J.C. Penney Co., Inc. (Holding Co.)	0.6
(retail)
Valero Energy Corp.	0.6
(energy)
CIGNA Corp.	0.6
(insurance)
Medco Health Solutions, Inc.	0.6
(health care)
Network Appliance, Inc.	0.6
(computer technology)
Computer Sciences Corp.	0.5
(computer technology)
Coach, Inc.	0.5
(retail)
Eaton Corp.	0.5
(manufacturing)

Top Ten	5.8%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*MSCI US Mid Cap 450 Index.
**Dow
Jones Wilshire 5000 Index.
† S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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MID-CAP INDEX PORTFOLIO

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PERFORMANCE SUMMARY	MID-CAP INDEX PORTFOLIO As of December 31, 2004
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance February 9, 1999–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004			Final Value
	One Year	Five Years	Since Inception*	of a $10,000 Investment

Mid-Cap Index Portfolio	20.32%	10.06%	12.66%	$20,185
Dow Jones Wilshire 5000 Index	12.62	-1.42	2.64	11,658
Spliced Mid Cap Index**	20.52	10.00	12.49	20,004
Average Mid-Cap Core Fund+	15.52	5.78	11.70	19,189

*February 9, 1999.
**S&P MidCap 400 Index through May 16, 2003; MSCI US Mid Cap 450 Index thereafter.
† Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

Fiscal-Year Total Returns (%) February 9, 1999–December 31, 2004

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MID-CAP INDEX PORTFOLIO

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ABOUT YOUR PORTFOLIO’S EXPENSES	MID-CAP INDEX PORTFOLIO As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

•	Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

Six Months Ended December 31, 2004
Mid-Cap Index Portfolio	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*

Based on Actual
Portfolio Return	$1,000.00	$1,137.76	$1.29

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.93	$1.22

*	These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.24%. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

•	Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Ratios: Your portfolio compared with its peer group
	Portfolio	Average Mid-Cap Core Fund

Mid-Cap Index Portfolio	0.24%	1.53%*

*	Peer group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

VANGUARD VARIABLE INSURANCE FUND
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FINANCIAL STATEMENTS	As of December 31, 2004 STATEMENT OF NET ASSETS

Mid-Cap Index Portfolio	Shares	Market Value^ (000)

COMMON STOCKS (99.7%)(1)

Auto & Transportation (2.1%)
CSX Corp.	56,162	$2,251
Genuine Parts Co.	45,774	2,017
Expeditors International of Washington, Inc.	27,660	1,546
Delphi Corp.	131,545	1,187
C.H. Robinson Worldwide, Inc.	20,041	1,113
Lear Corp.	17,860	1,090
Gentex Corp.	19,280	714
Dana Corp.	39,059	677
* JetBlue Airways Corp.	18,784	436
* TRW Automotive Holdings Corp.	7,600	157

	11,188

Consumer Discretionary (18.6%)
Starwood Hotels & Resorts Worldwide, Inc.	54,344	3,174
J.C. Penney Co., Inc. (Holding Co.)	75,191	3,113
* Coach, Inc.	49,072	2,768
* Sirius Satellite Radio, Inc.	312,977	2,394
* VeriSign, Inc.	66,717	2,236
Hilton Hotels Corp.	95,499	2,172
Harman International Industries, Inc.	16,434	2,087
Harrah's Entertainment, Inc.	29,213	1,954
R.R. Donnelley & Sons Co.	54,308	1,917
Black & Decker Corp.	20,961	1,851
* Fisher Scientific International Inc.	29,598	1,846
* Liberty Media International Inc. Class A	39,556	1,829
* XM Satellite Radio Holdings, Inc.	45,315	1,705
Dollar General Corp.	72,746	1,511
New York Times Co. Class A	36,258	1,479
* Interpublic Group of Cos., Inc.	110,136	1,476
* Caesars Entertainment, Inc.	72,614	1,462
* Office Depot, Inc.	81,583	1,416
Knight Ridder	20,171	1,350
Leggett & Platt, Inc.	47,423	1,348
PETsMART, Inc.	37,920	1,347
Republic Services, Inc. Class A	39,574	1,327
* MGM Mirage, Inc.	18,070	1,314
RadioShack Corp.	39,651	1,304
Nordstrom, Inc.	27,773	1,298
VF Corp.	22,964	1,272
* Mohawk Industries, Inc.	13,923	1,270
Robert Half International, Inc.	42,638	1,255
Mandalay Resort Group	17,647	1,243
Family Dollar Stores, Inc.	39,479	1,233
Tiffany & Co.	38,083	1,218
Whirlpool Corp.	17,329	1,199
Jones Apparel Group, Inc.	32,591	1,192
Liz Claiborne, Inc.	28,099	1,186
Abercrombie & Fitch Co.	24,621	1,156
CDW Corp.	17,370	1,153
* Toys R Us, Inc.	55,885	1,144
Manpower Inc.	23,460	1,133
Ross Stores, Inc.	38,385	1,108
Wendy's International, Inc.	28,176	1,106
Foot Locker, Inc.	40,555	1,092
Darden Restaurants Inc.	39,107	1,085
* ChoicePoint Inc.	23,207	1,067
* Career Education Corp.	26,679	1,067
Michaels Stores, Inc.	35,442	1,062
The Stanley Works	21,441	1,050
ServiceMaster Co.	75,818	1,046
* Kmart Holding Corp.	10,508	$1,040
Fastenal Co.	16,781	1,033
* Chico's FAS, Inc.	22,281	1,014
* Lamar Advertising Co. Class A	21,899	937
* AutoNation, Inc.	48,731	936
Alberto-Culver Co. Class B	18,868	916
* Williams-Sonoma, Inc.	25,961	910
International Flavors & Fragrances, Inc.	20,829	892
* Advance Auto Parts, Inc.	19,640	858
* Wynn Resorts Ltd.	12,779	855
* CarMax, Inc.	27,201	844
* Brinker International, Inc.	23,461	823
Hasbro, Inc.	41,613	806
GTECH Holdings Corp.	31,030	805
* Dollar Tree Stores, Inc.	28,065	805
Sabre Holdings Corp.	35,813	794
Circuit City Stores, Inc.	49,515	774
Aramark Corp. Class B	28,950	767
Outback Steakhouse	16,318	747
* Iron Mountain, Inc.	23,521	717
Belo Corp. Class A	25,784	676
Polo Ralph Lauren Corp.	13,581	579
* Pixar, Inc.	6,700	574
* Convergys Corp.	37,362	560
Meredith Corp.	10,049	545
* Westwood One, Inc.	20,202	544
Reebok International Ltd.	12,353	544
* Telewest Global, Inc.	28,712	505
* Allied Waste Industries, Inc.	49,493	459
* Weight Watchers International, Inc.	10,900	448
* Rent-A-Center, Inc.	16,400	435
International Speedway Corp.	7,488	395
Dex Media, Inc.	15,571	389
The McClatchy Co. Class A	5,299	381
* Entercom Communications Corp.	10,362	372
* Hewitt Associates, Inc.	11,300	362
* DreamWorks Animation SKG, Inc.	8,217	308
* Columbia Sportswear Co.	3,700	221
* Citadel Broadcasting Corp.	13,600	220
Regal Entertainment Group Class A	9,302	193
Metro-Goldwyn-Mayer Inc.	15,473	184
Hearst-Argyle Television Inc.	6,750	178
* Cox Radio, Inc.	10,357	171

	97,531

Consumer Staples (2.8%)
UST, Inc.	43,137	2,075
Whole Foods Market, Inc.	16,300	1,554
* Dean Foods Co.	41,187	1,357
McCormick & Co., Inc.	31,935	1,233
SuperValu Inc.	35,501	1,225
The Pepsi Bottling Group, Inc.	43,205	1,168
* Constellation Brands, Inc. Class A	24,891	1,158
Tyson Foods, Inc.	58,948	1,085
* Smithfield Foods, Inc.	23,242	688
J.M. Smucker Co.	14,429	679
Hormel Foods Corp.	19,814	621
Carolina Group	17,740	514
Adolph Coors Co. Class B	6,629	502
Brown-Forman Corp. Class B	10,112	492
PepsiAmericas, Inc.	17,991	382

	14,733

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

5

Mid-Cap Index Portfolio	Shares	Market Value^ (000)

Financial Services (21.9%)
CIGNA Corp.	36,947	$3,014
CIT Group Inc.	54,981	2,519
Vornado Realty Trust REIT	29,605	2,254
ProLogis REIT	47,368	2,052
The Chicago Mercantile Exchange	8,877	2,030
Sovereign Bancorp, Inc.	89,635	2,021
General Growth Properties Inc. REIT	54,263	1,962
Archstone-Smith Trust REIT	51,030	1,954
Legg Mason Inc.	26,667	1,954
Popular, Inc.	66,032	1,904
Fidelity National Financial, Inc.	40,787	1,863
T. Rowe Price Group Inc.	29,912	1,861
Jefferson-Pilot Corp.	35,615	1,851
Synovus Financial Corp.	64,618	1,847
Plum Creek Timber Co. Inc. REIT	47,776	1,837
MGIC Investment Corp.	25,672	1,769
Boston Properties, Inc. REIT	26,861	1,737
SAFECO Corp.	32,922	1,720
Cincinnati Financial Corp.	37,362	1,654
Banknorth Group, Inc.	45,071	1,649
Torchmark Corp.	28,637	1,636
Compass Bancshares Inc.	32,012	1,558
Kimco Realty Corp. REIT	26,155	1,517
Zions Bancorp	22,170	1,508
Host Marriott Corp. REIT	85,960	1,487
Huntington Bancshares Inc.	56,954	1,411
Avalonbay Communities, Inc. REIT	18,735	1,411
* E*TRADE Financial Corp.	92,378	1,381
White Mountains Insurance Group Inc.	2,103	1,358
First Horizon National Corp.	30,622	1,320
UnumProvident Corp.	73,300	1,315
Everest Re Group, Ltd.	14,596	1,307
Radian Group, Inc.	24,218	1,289
New York Community Bancorp, Inc.	62,109	1,278
Duke Realty Corp. REIT	37,165	1,269
* Providian Financial Corp.	76,327	1,257
Commerce Bancorp, Inc.	19,431	1,251
Public Storage, Inc. REIT	21,777	1,214
Developers Diversified Realty Corp. REIT	26,794	1,189
Doral Financial Corp.	24,050	1,184
Old Republic International Corp.	45,218	1,144
Hibernia Corp. Class A	38,423	1,134
iStar Financial Inc. REIT	24,770	1,121
* The Dun & Bradstreet Corp.	18,301	1,092
Mercantile Bankshares Corp.	20,658	1,078
Associated Banc-Corp.	32,094	1,066
TCF Financial Corp.	32,790	1,054
Janus Capital Group Inc.	62,472	1,050
The PMI Group Inc.	25,003	1,044
Equifax, Inc.	35,568	999
The Macerich Co. REIT	15,400	967
Health Care Properties Investors REIT	34,630	959
Liberty Property Trust REIT	22,170	958
Apartment Investment & Management Co.
Class A REIT	24,627	949
W.R. Berkley Corp.	19,837	936
* DST Systems, Inc.	17,508	913
Regency Centers Corp. REIT	16,250	900
Leucadia National Corp.	12,928	898
Allied Capital Corp.	34,470	891
Weingarten Realty Investors REIT	21,960	$881
PartnerRe Ltd.	14,050	870
AMB Property Corp. REIT	21,529	869
A.G. Edwards & Sons, Inc.	20,113	869
RenaissanceRe Holdings Ltd.	16,579	863
Investors Financial Services Corp.	17,260	863
* Markel Corp.	2,319	844
SEI Corp.	20,123	844
* Ameritrade Holding Corp.	58,580	833
Independence Community Bank Corp.	18,694	796
Arthur J. Gallagher & Co.	24,051	782
Commerce Bancshares, Inc.	15,559	781
Eaton Vance Corp.	14,845	774
City National Corp.	10,835	765
Hospitality Properties Trust REIT	16,616	764
* CheckFree Corp.	20,000	762
Fulton Financial Corp.	31,799	741
Protective Life Corp.	17,328	740
New Plan Excel Realty Trust REIT	26,561	719
Astoria Financial Corp.	17,901	715
Bank of Hawaii Corp.	13,676	694
Assurant, Inc.	22,342	682
Valley National Bancorp	24,522	678
Fair, Isaac, Inc.	18,435	676
Brown & Brown, Inc.	15,265	665
Friedman, Billings, Ramsey Group, Inc. REIT	33,400	648
Federated Investors, Inc.	21,147	643
Hudson City Bancorp, Inc.	17,083	629
Axis Capital Holdings Ltd.	22,300	610
Unitrin, Inc.	12,597	573
Wilmington Trust Corp.	15,571	563
Nationwide Financial Services, Inc.	14,648	560
Dow Jones & Co., Inc.	12,742	549
Montpelier Re Holdings Ltd.	12,900	496
Deluxe Corp.	13,052	487
* WellChoice Inc.	8,775	469
* CapitalSource Inc.	16,770	430
Mercury General Corp.	7,105	426
Transatlantic Holdings, Inc.	6,840	423
Erie Indemnity Co. Class A	7,459	392
BlackRock, Inc.	4,858	375
* BOK Financial Corp.	5,401	263
Total System Services, Inc.	10,256	249
Capitol Federal Financial	5,745	207
Student Loan Corp.	1,078	198
Nuveen Investments, Inc. Class A	4,173	165

	114,570

Health Care (8.5%)
* Medco Health Solutions, Inc.	71,010	2,954
Quest Diagnostics, Inc.	21,887	2,091
* Laboratory Corp. of America Holdings	36,385	1,813
C.R. Bard, Inc.	27,352	1,750
AmerisourceBergen Corp.	29,321	1,720
* Varian Medical Systems, Inc.	35,422	1,532
Health Management Associates Class A	63,430	1,441
IMS Health, Inc.	60,895	1,413
* Sepracor Inc.	22,823	1,355
* Tenet Healthcare Corp.	121,714	1,336
* Hospira, Inc.	38,707	1,297
* Coventry Health Care Inc.	23,362	1,240
* Express Scripts Inc.	16,220	1,240

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

6

Mid-Cap Index Portfolio	Shares	Market Value^ (000)

Mylan Laboratories, Inc.	69,996	$1,238
* Humana Inc.	39,472	1,172
* Patterson Cos.	26,902	1,167
* Celgene Corp.	42,800	1,135
* Lincare Holdings, Inc.	26,166	1,116
Beckman Coulter, Inc.	16,041	1,074
DENTSPLY International Inc.	18,920	1,063
* Barr Pharmaceuticals Inc.	23,278	1,060
Omnicare, Inc.	27,231	943
* Millennium Pharmaceuticals, Inc.	75,701	918
* Watson Pharmaceuticals, Inc.	27,210	893
Bausch & Lomb, Inc.	13,785	888
* Invitrogen Corp.	13,100	879
* Health Net Inc.	29,241	844
Manor Care, Inc.	22,880	811
* IVAX Corp.	50,210	794
* Kinetic Concepts, Inc.	10,400	794
* ImClone Systems, Inc.	17,158	791
* King Pharmaceuticals, Inc.	63,135	783
* Henry Schein, Inc.	10,850	756
* Cephalon, Inc.	14,780	752
* Triad Hospitals, Inc.	19,980	743
* Millipore Corp.	12,910	643
* Community Health Systems, Inc.	22,807	636
* WebMD Corp.	77,681	634
Universal Health Services Class B	14,181	631

	44,340

Integrated Oils (0.7%)
Amerada Hess Corp.	21,457	1,768
Murphy Oil Corp.	21,598	1,738

	3,506

Other Energy (7.7%)
Valero Energy Corp.	66,684	3,027
XTO Energy, Inc.	64,207	2,272
Williams Cos., Inc.	136,298	2,220
EOG Resources, Inc.	30,750	2,194
Kerr-McGee Corp.	35,505	2,052
* Nabors Industries, Inc.	38,839	1,992
BJ Services Co.	42,111	1,960
* Weatherford International Ltd.	34,851	1,788
* Noble Corp.	35,009	1,741
GlobalSantaFe Corp.	52,115	1,725
El Paso Corp.	163,252	1,698
Sunoco, Inc.	19,716	1,611
* Smith International, Inc.	27,321	1,487
Peabody Energy Corp.	16,767	1,357
Pioneer Natural Resources Co.	38,395	1,348
ENSCO International, Inc.	39,376	1,250
Chesapeake Energy Corp.	66,250	1,093
Equitable Resources, Inc.	16,171	981
* Ultra Petroleum Corp.	19,700	948
* Newfield Exploration Co.	15,400	909
Noble Energy, Inc.	14,511	895
Patterson-UTI Energy, Inc.	41,440	806
* National-Oilwell, Inc.	22,351	789
Pogo Producing Co.	15,914	772
* Cooper Cameron Corp.	14,301	770
* NRG Energy	20,838	751
* Rowan Cos., Inc.	27,890	722
Diamond Offshore Drilling, Inc.	16,800	$673
* Pride International, Inc.	31,821	654

	40,485

Materials & Processing (8.6%)
Monsanto Co.	69,723	3,873
Phelps Dodge Corp.	24,504	2,424
Georgia Pacific Group	60,648	2,273
Nucor Corp.	41,348	2,164
* American Standard Cos., Inc.	47,486	1,962
MeadWestvaco Corp.	52,721	1,787
Freeport-McMoRan Copper & Gold, Inc. Class B	45,405	1,736
Bunge Ltd.	28,735	1,638
Lyondell Chemical Co.	52,927	1,531
United States Steel Corp.	29,599	1,517
Avery Dennison Corp.	24,482	1,468
Sherwin-Williams Co.	31,603	1,410
Vulcan Materials Co.	25,352	1,384
Smurfit-Stone Container Corp.	66,202	1,237
Ball Corp.	28,022	1,232
The St. Joe Co.	18,925	1,215
Fluor Corp.	21,746	1,185
Eastman Chemical Co.	20,258	1,169
* Sealed Air Corp.	21,880	1,166
Precision Castparts Corp.	16,983	1,115
Sigma-Aldrich Corp.	17,135	1,036
Engelhard Corp.	32,534	998
* Pactiv Corp.	39,092	989
Ashland, Inc.	16,690	974
* Energizer Holdings, Inc.	18,365	913
Temple-Inland Inc.	13,130	898
* Owens-Illinois, Inc.	39,000	883
Bemis Co., Inc.	26,544	772
Sonoco Products Co.	24,360	722
* Jacobs Engineering Group Inc.	13,995	669
Bowater Inc.	14,451	635
Valspar Corp.	12,699	635
* The Mosaic Co.	34,171	558
Lafarge North America Inc.	8,260	424
Packaging Corp. of America	16,702	393
* International Steel Group, Inc.	5,200	211

	45,196

Producer Durables (6.2%)
Parker Hannifin Corp.	31,185	2,362
D. R. Horton, Inc.	54,874	2,212
Centex Corp.	32,236	1,921
Rockwell Collins, Inc.	46,218	1,823
Pulte Homes, Inc.	28,196	1,799
Cooper Industries, Inc. Class A	23,918	1,624
Lennar Corp. Class A	27,382	1,552
* Waters Corp.	30,921	1,447
W.W. Grainger, Inc.	20,143	1,342
* Thermo Electron Corp.	42,656	1,288
Pentair, Inc.	25,000	1,089
* American Tower Corp. Class A	58,500	1,076
KB HOME	10,279	1,073
Diebold, Inc.	18,673	1,041
Novellus Systems, Inc.	37,251	1,039
* NVR, Inc.	1,336	1,028
* LAM Research Corp.	35,390	1,023
Goodrich Corp.	29,520	964
American Power Conversion Corp.	44,394	950

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

7

Mid-Cap Index Portfolio	Shares	Market Value^ (000)

Pall Corp.	32,706	$947
Garmin Ltd.	15,501	943
* Teradyne, Inc.	50,792	867
Tektronix, Inc.	23,571	712
Hubbell Inc. Class B	13,436	703
Molex, Inc.	21,558	647
* Alliant Techsystems, Inc.	9,852	644
Molex, Inc. Class A	16,068	428
Lennar Corp. Class B	4,820	252

	32,796

Technology (12.8%)
* Network Appliance, Inc.	88,596	2,943
* Computer Sciences Corp.	49,193	2,773
Rockwell Automation, Inc.	48,218	2,389
Autodesk, Inc.	60,392	2,292
* Advanced Micro Devices, Inc.	92,633	2,040
* Altera Corp.	96,972	2,007
* Flextronics International Ltd.	145,056	2,005
L-3 Communications Holdings, Inc.	26,551	1,945
* Avaya Inc.	112,105	1,928
* Marvell Technology Group Ltd.	49,238	1,746
* NCR Corp.	24,563	1,701
National Semiconductor Corp.	93,134	1,672
* Cognizant Technology Solutions Corp.	34,300	1,452
Microchip Technology, Inc.	53,601	1,429
* Solectron Corp.	251,302	1,339
Scientific-Atlanta, Inc.	40,051	1,322
* Siebel Systems, Inc.	125,133	1,314
* Comverse Technology, Inc.	51,136	1,250
* Freescale Semiconductor Inc.	67,500	1,203
* McAfee Inc.	40,671	1,177
Seagate Technology	66,700	1,152
* Sanmina-SCI Corp.	135,878	1,151
* JDS Uniphase Corp.	359,733	1,140
* Mercury Interactive Corp.	24,240	1,104
* BMC Software, Inc.	58,227	1,083
* Citrix Systems, Inc.	44,115	1,082
Symbol Technologies, Inc.	62,541	1,082
* Jabil Circuit, Inc.	41,882	1,071
Harris Corp.	17,267	1,067
Applera Corp.-Applied Biosystems Group	50,945	1,065
* SanDisk Corp.	42,287	1,056
* Tellabs, Inc.	114,505	984
* NVIDIA Corp.	41,375	975
* Cadence Design Systems, Inc.	70,185	969
* Zebra Technologies Corp. Class A	16,827	947
* Storage Technology Corp.	28,973	916
* Unisys Corp.	87,423	890
* QLogic Corp.	24,200	889
* BEA Systems, Inc.	100,220	888
* Amphenol Corp.	22,882	841
* Synopsys, Inc.	39,645	778
* Ceridian Corp.	38,881	711
* Freescale Semiconductor, Inc.	36,900	677
* Novell, Inc.	98,200	663
Intersil Corp.	39,108	655
* Compuware Corp.	100,951	653
* NAVTEQ Corp.	13,670	634
* Ingram Micro, Inc. Class A	30,400	632
* Vishay Intertechnology, Inc.	39,671	596
* ADC Telecommunications, Inc.	211,750	567
* UTStarcom, Inc.	25,402	$563
* LSI Logic Corp.	99,873	547
* Red Hat, Inc.	40,461	540
* PMC Sierra Inc.	45,900	516
* Fairchild Semiconductor International, Inc. 31,001	504
* Agere Systems Inc. Class A	310,260	425
* 3Com Corp.	100,950	421
National Instruments Corp.	14,453	394
AVX Corp.	15,670	197
* Agere Systems Inc. Class B	140,200	189

	67,141

Utilities (7.9%)
PPL Corp.	49,287	2,626
Edison International	76,423	2,448
* AES Corp.	160,010	2,187
Constellation Energy Group, Inc.	45,772	2,001
Sempra Energy	54,369	1,994
Cinergy Corp.	46,416	1,932
Xcel Energy, Inc.	104,330	1,899
Kinder Morgan, Inc.	25,788	1,886
KeySpan Corp.	41,733	1,646
NiSource, Inc.	68,709	1,565
* NTL Inc.	20,515	1,497
* Cablevision Systems NY Group Class A	57,395	1,429
MCI Inc.	61,951	1,249
CenturyTel, Inc.	33,571	1,191
Questar Corp.	21,862	1,114
SCANA Corp.	27,772	1,094
Pinnacle West Capital Corp.	23,758	1,055
Wisconsin Energy Corp.	30,772	1,037
Pepco Holdings, Inc.	48,491	1,034
Citizens Communications Co.	74,949	1,034
Telephone & Data Systems, Inc.	13,277	1,022
Energy East Corp.	38,278	1,021
* UnitedGlobalCom Inc. Class A	96,189	929
DPL Inc.	33,102	831
CenterPoint Energy Inc.	72,277	817
TECO Energy, Inc.	51,952	797
NSTAR	13,863	752
MDU Resources Group, Inc.	27,658	738
Puget Energy, Inc.	25,842	638
Northeast Utilities	33,543	632
* Nextel Partners, Inc.	31,336	612
* Level 3 Communications, Inc.	114,914	390
* U.S. Cellular Corp.	4,150	186

	41,283

Other (1.9%)
Eaton Corp.	37,593	2,720
Textron, Inc.	32,561	2,403
ITT Industries, Inc.	21,713	1,834
Brunswick Corp.	23,660	1,171
Hillenbrand Industries, Inc.	14,559	809
SPX Corp.	19,936	799

	9,736

TOTAL COMMON STOCKS
(Cost $409,747)	522,505

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

8

Mid-Cap Index Portfolio	Shares	Market Value^ (000)

TEMPORARY CASH INVESTMENTS (1.0%)(1)

Money Market Fund (0.9%)
Vanguard Market Liquidity Fund, 2.26%**	884,685	$885
Vanguard Market Liquidity Fund, 2.26%**
—Note E	4,063,200	4,063

		4,948

	Face
	Amount
	(000)

U.S. Government Obligation (0.1%)
U.S. Treasury Bill
(2)1.74%, 1/27/2005	$300	300

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $5,248)		5,248

TOTAL INVESTMENTS (100.7%)
(Cost $414,995)		527,753

OTHER ASSETS AND LIABILITIES (-0.7%)

Other Assets—Note B		1,234
Liabilities—Note E		(4,974)

	(3,740)

NET ASSETS (100%)

Applicable to 32,208,462 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$524,013

NET ASSET VALUE PER SHARE		$16.27

•	See Note A in Notes to Financial Statements .
*	Non-income-producing security.
**	Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)	The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.7%, respectively, of net assets. See Note C in Notes to Financial Statements .
(2)	Security segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

	Amount (000)	Per Share
AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$417,756	$12.97
Undistributed Net Investment Income	4,883.15
Accumulated Net Realized Losses	(11,421)	(.35)
Unrealized Appreciation
Investment Securities	112,758	3.50
Futures Contracts	37	—-

NET ASSETS	$524,013	$16.27

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

9

STATEMENT OF OPERATIONS
Mid-Cap Index Portfolio Year Ended December 31, 2004 (000)

INVESTMENT INCOME
Income
Dividends	$ 6,350
Interest	30
Security Lending	55

Total Income	6,435

Expenses
The Vanguard Group—Note B
Investment Advisory Services	78
Management and Administrative	810
Marketing and Distribution	58
Custodian Fees	64
Auditing Fees	16
Shareholders' Reports	9

Total Expenses	1,035

NET INVESTMENT INCOME	5,400

REALIZED NET GAIN (LOSS)
Investment Securities Sold	23,187
Futures Contracts	158

REALIZED NET GAIN (LOSS)	23,345

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	56,295
Futures Contracts	17

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	56,312

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$85,057

STATEMENT OF CHANGES IN NET ASSETS
	Mid-Cap Index Portfolio Year Ended December 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 5,400	$ 3,568
Realized Net Gain (Loss)	23,345	(34,934)
Change in Unrealized Appreciation
(Depreciation)	56,312	125,023

Net Increase (Decrease) in Net Assets
Resulting from Operations	85,057	93,657

Distributions
Net Investment Income	(3,628)	(2,500)
Realized Capital Gain	—	(8,000)

Total Distributions	(3,628)	(10,500)

Capital Share Transactions1
Issued	99,215	91,457
Issued in Lieu of Cash Distributions	3,628	10,500
Redeemed	(54,543)	(55,092)

Net Increase (Decrease) from
Capital Share Transactions	48,300	46,865

Total Increase (Decrease)	129,729	130,022

Net Assets
Beginning of Period	394,284	264,262

End of Period	$ 524,013	$ 394,284

1Shares Issued (Redeemed)
Issued	6,930	7,913
Issued in Lieu of Cash Distributions	262	1,045
Redeemed	(3,891)	(4,986)

Net Increase (Decrease) in
Shares Outstanding	3,301	3,972

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

10

FINANCIAL HIGHLIGHTS Mid-Cap Index Portfolio

	Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$13.64	$10.60	$13.23	$11.21	$14.97	$10.65

Investment Operations
Net Investment Income	.16	.13	.08	.02	.09	.08
Net Realized and Unrealized Gain (Loss) on Investments	2.59	3.33	(1.85)	2.00	(2.77)	4.49

Total from Investment Operations	2.75	3.46	(1.77)	2.02	(2.68)	4.57

Distributions
Dividends from Net Investment Income	(.12)	(.10)	(.11)	—	(.08)	(.05)
Distributions from Realized Capital Gains	—	(.32)	(.75)	—	(1.00)	(.20)

Total Distributions	(.12)	(.42)	(.86)	—	(1.08)	(.25)

Net Asset Value, End of Period	$16.27	$13.64	$10.60	$13.23	$11.21	$14.97

Total Return	20.32%	34.06%	-14.65%	18.02%	-18.86%	43.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$524	$394	$264	$251	$208	$192
Ratio of Total Expenses to Average Net Assets	0.24%	0.29%	0.30%	0.30%**	0.28%	0.28%
Ratio of Net Investment Income to Average Net Assets	1.24%	1.17%	0.81%	0.83%**	0.77%	0.90%
Portfolio Turnover Rate	21%	78%†	24%	9%	36%	43%

*The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.
† Includes activity related to a change in the portfolio’s target index.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Mid-Cap Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The portfolio uses S&P 500 Index futures contracts and S&P MidCap 400 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

11

and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $67,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2004, the portfolio had $5,467,000 of ordinary income available for distribution. The portfolio had available realized losses of $11,548,000 to offset future net capital gains through December 31, 2011.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $112,758,000, consisting of unrealized gains of $127,779,000 on securities that had risen in value since their purchase and $15,021,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2004, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P MidCap 400 Index	4	$1,331	$37

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D.     During the year ended December 31, 2004, the portfolio purchased $143,016,000 of investment securities and sold $91,903,000 of investment securities other than temporary cash investments.

E.     The market value of securities on loan to broker/dealers at December 31, 2004, was $3,849,000, for which the fund held cash collateral of $4,063,000.

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MID-CAP INDEX PORTFOLIO

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and broker and by agreement to the underlying ownership records for the Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 8, 2005

VANGUARD VARIABLE INSURANCE FUND
MID-CAP INDEX PORTFOLIO

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VANGUARD® GROWTH PORTFOLIO

As might be expected in a year when growth stocks badly trailed their value counterparts, the Growth Portfolio’s 7.3% return was lower than that of the broad market. However, the portfolio outperformed its benchmark index and the average mutual fund peer.

The results for your portfolio and its comparative standards over the past 12 months and 10 years appear in the table below. Please note that the portfolio returns in Vanguard® Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Total Returns		Ten Years Ended December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment
Growth Portfolio	7.3%	6.1%	$18,114
Russell 1000 Growth Index	6.3	9.6	24,994
Average Large-Cap Growth Fund*	7.2	9.4	24,479
Dow Jones Wilshire 5000 Index	12.6	11.9	30,824

*Derived from data provided by Lipper Inc.

TECH CHOICES KEPT PORTFOLIO AHEAD OF COMPARATIVE MEASURES

Across nearly all industry sectors, the security selections made by the investment advisors—Alliance Capital Management and William Blair & Company, who was added in April to manage a portion of the portfolio’s assets—recorded strong performances. However, the three largest sectors in the portfolio—technology, health care, and financial services—delivered relatively modest gains that kept the overall result in single-digit territory.

Nevertheless, the portfolio slightly outpaced the average large-capitalization growth fund and topped the benchmark index by 1 percentage point. The advisors added the most value within the tech sector, as their tech holdings gained about 8%, compared with a –1% decline for tech stocks in the index. For more details on the portfolio’s performance and individual securities, please refer to the page entitled “Report From the Advisor.”

THE LONG-TERM RECORD STILL CARRIES BEAR MARKET SCARS

Over ten years, the portfolio posted an annualized return of 6.1%—a disappointing result relative to comparative measures. Much of this shortfall is due to the 2000–2002 bear market, the worst in recent memory, when large-cap growth stocks plunged almost –60%. For the portfolio, this difficult environment was exacerbated by concentrated positions in certain issues that suffered badly as the market’s decline accelerated. The deeper the hole, the harder it is to get out, and nowhere is this truer than in investing. A stellar long-term track record before the bear market and the solid turnaround since then have not totally offset the damage done to the portfolio’s relative performance.

That said, many of the changes made by the new advisors (Alliance came on board in 2001) are beginning to bear fruit. One advantage the advisors have is Vanguard’s low costs, which lowers the hurdle to achieve competitive returns. For more information about the portfolio’s costs versus those of the average competing fund, see the page entitled “About Your Portfolio’s Expenses.”

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REPORT FROM THE ADVISOR

GROWTH PORTFOLIO

During 2004, the Growth Portfolio returned 7.3%, versus 6.3% for the Russell 1000 Growth Index and 7.2% for the average large-capitalization growth fund. Please note that the following discussion deals solely with the portion of the portfolio managed by Alliance Capital Management.

THE INVESTMENT ENVIRONMENT

Equity markets were volatile in the past year amid a generally positive fundamental environment for economic expansion and corporate profits. Businesses across many sectors exhibited impressive growth, with revenues, earnings, and cash-flow growth for a number of leading companies exceeding initial expectations. Investor sentiment nonetheless vacillated, with marked short-term rotation in the relative performance of industry sectors and individual securities that was often unrelated to fundamentals.

Investment Philosophy

The portfolio reflects a belief that superior long-term investment results can be achieved by emphasizing investments in growth companies that are leaders in their industries and that have a strong market presence.

The year began with investor sentiment focused upon the robust pace of economic recovery and an earnings rebound across a range of economically sensitive sectors. Market leadership was skewed toward technology and industrial stocks. While corporate profitability remained generally strong and exceeded expectations, sentiment changed during the spring as investors focused on the end of the stimulative monetary environment that had prevailed for the prior two years. This resulted in weakness in a number of financial services stocks and in defensive-growth sectors such as health care, despite their strong fundamentals.

In late May, concerns shifted from monetary policy to the implications of escalating energy prices, ongoing geopolitical tensions, and heightened anxiety about terrorism. Domestic leadership uncertainties mounted, and confidence—investor, consumer, and business alike—weakened during the highly acrimonious U.S. election campaign. Economic growth expectations deteriorated, prompting the most significant correction in the equity markets since the cyclical recovery began in early 2003. Health care, technology, and financial services equities all exhibited weakness. In several instances, this weakness was in striking contrast to ongoing strong earnings, which were often better than anticipated.

The year ended with a rebound in investor sentiment, reflecting resolution of the election uncertainties, retreating energy prices, improving measures of consumer and business confidence, and continuing favorable earnings prospects for many companies.

OUR SUCCESSES AND SHORTFALLS

For 2004, the portfolio’s performance relative to the Russell 1000 Growth Index particularly benefited from strength in several technology and Internet-related consumer stocks, most notably Marvell Technology, Symantec, Juniper Networks, Yahoo!, and eBay. This was partially offset by weakness in Veritas, Broadcom, and Flextronics.

Positions in WellPoint, UnitedHealth, Legg Mason, and Harley-Davidson also contributed to relative performance, while weakness in Forest Labs, Career Education, and Boston Scientific hurt it. Absence of significant exposure to the energy industry also detracted from relative performance, particularly during the third quarter.

OUR POSITIONING

“Macro” concerns will likely remain important, in particular geopolitical tensions and the twin fiscal and trade deficits, but we continue to be encouraged by the overall outlook for economic growth and corporate profits. Recent economic indicators have suggested improvement in consumer confidence, manufacturing orders, export demand, and capital spending. Liquidity remains ample, and we believe corporate profit margins, profits, and cash flow remain strong. The past several years have seen a substantial improvement in corporate balance sheets and liquid assets, with the estimated gap between net cash flow and capital spending running at an unprecedented $350 billion.

Nearly two years into the cyclical economic recovery, however, it does seem reasonable to assume that the rate of overall corporate profit growth will begin to decelerate toward a more normal level, if for no other reason than the fact that year-to-year comparisons are becoming progressively more challenging.

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GROWTH PORTFOLIO

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Accordingly, we have sought to maintain a balanced exposure to both economically sensitive sectors (technology, consumer, and select financial services) and more defensive, consistent growth sectors such as health care. As the recovery matures and growth subsides toward a more sustainable pace, we would expect investors to increasingly differentiate between leadership companies with sustainable competitive advantages and less successful rivals. We have thus focused on companies that, in our opinion, have distinctly superior competitive attributes and superior prospective longer-term growth.

Reflecting this, the average revenue per share of the stocks in our portion of the portfolio grew 21% compounded annually over the past five years, compared with 11% for the Russell 1000 Growth Index. Similarly, average earnings per share grew 28% compounded over the same five years, compared with 13% for the Russell 1000 Growth Index.

Alan Levi, SENIOR VICE PRESIDENT

ALLIANCE CAPITAL MANAGEMENT L.P.

JANUARY 12, 2005

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

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PORTFOLIO PROFILE

GROWTH PORTFOLIO

As of December 31, 2004

Portfolio Characteristics
			Comparative	Broad
	Portfolio		Index*	Index**

Number of Stocks	76		622	4,978
Median Market Cap	$24.7B		$43.6B	$27.3B
Price/Earnings Ratio	24.6x		24.3x	22.4x
Price/Book Ratio	4.1x		4.3x	2.9x
Yield	0.4%		1.0%	1.5%
Return on Equity	22.2%		22.3%	15.7%
Earnings Growth Rate	21.9%		12.9%	7.5%
Foreign Holdings	7.0%		0.0%	1.0%
Turnover Rate	100%		--	--
Expense Ratio	0.36%		--	--
Short-Term Reserves	2%		--	--

Volatility Measures
		Comparative		Broad
	Portfolio	Index*	Portfolio	Index**

R-Squared	1.00	1.00	0.88	1.00
Beta	1.00	1.00	1.12	1.00

Sector Diversification (% of portfolio)
			Comparative	Broad
	Portfolio		Index*	Index**

Auto & Transportation	3%		2%	3%
Consumer Discretionary	13		20	17
Consumer Staples	2		9	6
Financial Services	19		11	23
Health Care	25		24	12
Integrated Oils	0		0	4
Other Energy	1		1	3
Materials & Processing	1		2	4
Producer Durables	6		5	5
Technology	27		23	13
Utilities	0		1	6
Other	1		2	4

Short-Term Reserves	2%		--	--

Ten Largest Holdings (% of total net assets)
Dell Inc.	4.4%
(computer hardware)
eBay Inc.	3.3
(business services)
UnitedHealth Group Inc.	3.2
(health care)
Marvell Technology Group Ltd.	3.1
(electronics)
Juniper Networks, Inc.	3.0
(computer hardware)
Danaher Corp.	3.0
(industrial manufacturing)
Zimmer Holdings, Inc.	2.8
(health care)
American International Group, Inc.	2.7
(insurance)
Citigroup, Inc.	2.6
(banking)
Amgen, Inc.	2.5
(pharmaceuticals)
Top Ten	30.6%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*Russell 1000 Growth Index.

**Dow Jones Wilshire 5000 Index.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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GROWTH PORTFOLIO

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PERFORMANCE SUMMARY

GROWTH PORTFOLIO

As of December 31, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance December 31, 1994–December 31, 2004

[GRAPHIC OMITTED][GRAPHIC OMITTED]

	Average Annual Total Returns Periods Ended December 31, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Growth Portfolio	7.25%	-13.91%	6.12%	$18,114
Dow Jones Wilshire 5000 Index	12.62	-1.42	11.92	30,824
Russell 1000 Growth Index	6.30	-9.29	9.59	24,994
Average Large-Cap Growth Fund*	7.18	-8.92	9.37	24,479

Fiscal-Year Total Returns (%) December 31, 1994–December 31, 2004 [GRAPHIC OMITTED][GRAPHIC OMITTED]

*Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

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ABOUT YOUR PORTFOLIO’S EXPENSES

GROWTH PORTFOLIO

As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

Six Months Ended December 31, 2004
Growth Portfolio	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*
Based on
Actual Portfolio Return	$1,000.00	$1,036.41	$1.79

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.38	$1.78

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.35%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Expense Ratios: Your portfolio compared with its peer group
	Portfolio	Average Large-Cap Growth Fund
Growth Portfolio	0.36%	1.61%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

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FINANCIAL STATEMENTS

As of December 31, 2004

STATEMENT OF NET ASSETS

Growth Portfolio	Shares	Market Value^ (000)

COMMON STOCKS (96.1%)(1)

Auto & Transportation (2.6%)
Harley-Davidson, Inc.	148,100	$ 8,997
United Parcel Service, Inc.	5,600	478

		9,475

Consumer Discretionary (12.0%)
* eBay Inc.	102,900	11,965
* Yahoo! Inc.	200,900	7,570
* Bed Bath & Beyond, Inc.	169,597	6,755
Lowe's Cos., Inc.	95,112	5,477
Avon Products, Inc.	95,456	3,694
Wal-Mart Stores, Inc.	48,756	2,575
* Kohl's Corp.	48,410	2,380
Clear Channel Communications, Inc.	59,150	1,981
* Electronic Arts Inc.	24,615	1,518

		43,915

Consumer Staples (1.6%)
Walgreen Co.	85,066	3,264
PepsiCo, Inc.	49,320	2,574

		5,838

Financial Services (19.1%)
American International Group, Inc.	148,600	9,758
Citigroup, Inc.	197,500	9,516
Legg Mason Inc.	124,450	9,117
The Goldman Sachs Group, Inc.	70,345	7,319
MBNA Corp.	199,800	5,632
SLM Corp.	95,230	5,084
First Data Corp.	101,220	4,306
JPMorgan Chase & Co.	99,864	3,896
Merrill Lynch & Co., Inc.	62,872	3,758
State Street Corp.	60,885	2,991
Morgan Stanley	47,600	2,643
Paychex, Inc.	74,625	2,543
Ambac Financial Group, Inc.	30,500	2,505
Charles Schwab Corp.	72,500	867

		69,935

Health Care (25.1%)
Biotech Research & Production (2.9%)
* Amgen, Inc.	144,745	9,285
* Genentech, Inc.	25,900	1,410
Drugs & Pharmaceuticals (5.3%)
* Forest Laboratories, Inc.	164,200	7,366
Teva Pharmaceutical Industries Ltd.
Sponsored ADR	198,800	5,936
Pfizer Inc.	82,874	2,228
Allergan, Inc.	25,315	2,052
Eli Lilly & Co.	35,090	1,991
Electronics--Medical Systems (1.2%)
Medtronic, Inc.	87,585	4,350
Health & Personal Care (2.1%)
* WellPoint Inc.	67,215	7,730
Health Care Facilities (0.6%)
Health Management Associates Class A	89,200	2,027
Health Care Management Services (4.7%)
UnitedHealth Group Inc.	135,184	$11,900
* Caremark Rx, Inc.	132,324	5,218
Medical & Dental Instruments & Supplies (8.3%)
* Zimmer Holdings, Inc.	128,930	10,330
Alcon, Inc.	86,508	6,973
Stryker Corp.	132,400	6,388
* St. Jude Medical, Inc.	143,200	6,004
* Boston Scientific Corp.	25,375	902

		92,090

Integrated Oils (0.3%)
Suncor Energy, Inc.	33,370	1,181

Other Energy (1.3%)
Schlumberger Ltd.	26,700	1,788
Baker Hughes, Inc.	40,900	1,745
Apache Corp.	22,377	1,132

		4,665

Materials & Processing (1.4%)
Praxair, Inc.	58,155	2,568
Ecolab, Inc.	70,545	2,478

		5,046

Danaher Corp.	190,666	10,946
Lennar Corp. Class A	68,700	3,894
Centex Corp.	64,700	3,855
D.R. Horton, Inc.	37,900	1,528
* Applied Materials, Inc.	72,600	1,241

		21,464

Technology (26.1%)
Communications Technology (6.2%)
* Juniper Networks, Inc.	408,700	11,113
QUALCOMM Inc.	116,200	4,927
* Corning, Inc.	372,200	4,381
* Cisco Systems, Inc.	128,632	2,483
* Lucent Technologies, Inc.
Warrants Exp. 12/10/07	14,644	23
Computer Services Software & Systems (7.4%)
SAP AG ADR	190,115	8,405
* Symantec Corp.	306,200	7,888
* Accenture Ltd.	136,590	3,688
Microsoft Corp.	128,138	3,423
* Intuit, Inc.	53,350	2,348
* Mercury Interactive Corp.	29,500	1,344
Computer Technology (5.7%)
* Dell Inc.	385,680	16,253
* EMC Corp.	271,335	4,035
* Network Appliance, Inc.	15,200	505
Electronics--Semiconductors/Components (6.8%)
* Marvell Technology Group Ltd.	323,800	11,485
* Broadcom Corp.	170,500	5,504
Linear Technology Corp.	79,095	3,066
Taiwan Semiconductor Manufacturing Co.
Ltd. ADR	360,325	3,059
Intel Corp.	87,135	2,038

	95,968

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GROWTH PORTFOLIO

7

Growth Portfolio	Shares	Market Value^ (000)

Other (0.8%)
General Electric Co.	80,360	$2,933

TOTAL COMMON STOCKS
(Cost $310,314)		352,510

TEMPORARY INVESTMENTS (4.1%)(1)

Exchange-Traded Fund (0.1%)
Vanguard Index Participation Equity
Receipts-Growth	8,500	437
Money Market Fund (3.5%)
Vanguard Market Liquidity Fund, 2.26%**	12,952,989	12,953
	Face
	Amount
	(000)

U.S. Agency Obligations (0.5%)
(2) Federal National Mortgage Assn.+
1.84%, 1/7/2005	$100	100
1.83%, 1/10/2005	1,000	1,000
2.04%, 1/26/2005	500	499

		1,599

TOTAL TEMPORARY INVESTMENTS
(Cost $14,975)		14,989

TOTAL INVESTMENTS (100.2%)
(Cost $325,289)		367,499

OTHER ASSETS AND LIABILITIES (-0.2%)

Other Assets--Note C		230
Liabilities		(1,122)

		(892)

NET ASSETS (100%)

Applicable to 31,415,366 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$366,607

NET ASSET VALUE PER SHARE		$11.67

^ See Note A in Notes to Financial Statements.

*Non-income-producing security.

**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

†The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

(1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.6% and 1.6%, respectively, of net assets. See Note E in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

	Amount (000)	Per Share
AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$ 787,307	$ 25.07
Undistributed Net Investment Income	697.02
Accumulated Net Realized Losses	(463,599)	(14.76)
Unrealized Appreciation (Depreciation)
Investment Securities	42,210	1.34
Futures Contracts	(8)	--

NET ASSETS	$ 366,607	$ 11.67

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

8

STATEMENT OF OPERATIONS

Growth Portfolio Year Ended December 31, 2004 (000)
INVESTMENT INCOME
Income
Dividends	$ 2,667
Interest	139
Security Lending	2

Total Income	2,808

Expenses
Investment Advisory Fees--Note B
Basic Fee	513
Performance Adjustment	(83)
The Vanguard Group--Note C
Management and Administrative	852
Marketing and Distribution	22
Custodian Fees	6
Auditing Fees	16
Shareholders' Reports	9

Total Expenses	1,335
Expenses Paid Indirectly--Note D	(97)

Net Expenses	1,238

NET INVESTMENT INCOME	1,570

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(29,896)
Futures Contracts	1,070

REALIZED NET GAIN (LOSS)	(28,826)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	52,059
Futures Contracts	(8)

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	52,051

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$ 24,795

STATEMENT OF CHANGES IN NET ASSETS

	Growth Portfolio
	Year Ended December 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 1,570	$ 1,539
Realized Net Gain (Loss)	(28,826)	(34,108)
Change in Unrealized Appreciation
(Depreciation)	52,051	113,329

Net Increase (Decrease) in Net Assets
Resulting from Operations	24,795	80,760

Distributions
Net Investment Income	(1,676)	(1,288)
Realized Capital Gain	--	--

Total Distributions	(1,676)	(1,288)

Capital Share Transactions 1
Issued	24,280	33,559
Issued in Lieu of Cash Distributions	1,676	1,288
Redeemed	(66,382)	(44,332)

Net Increase (Decrease) from
Capital Share Transactions	(40,426)	(9,485)

Total Increase (Decrease)	(17,307)	69,987

Net Assets
Beginning of Period	383,914	313,927

End of Period	$ 366,607	$ 383,914

1 Shares Issued (Redeemed)
Issued	2,192	3,538
Issued in Lieu of Cash Distributions	154	141
Redeemed	(6,050)	(4,641)

Net Increase (Decrease) in Shares Outstanding	(3,704)	(962)

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

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FINANCIAL HIGHLIGHTS

Growth Portfolio
	Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$ 10.93	$ 8.70	$ 14.37	$ 12.01	$ 35.14	$ 28.96

Investment Operations
Net Investment Income	.051**	.039	.05	.01	.04	.080
Net Realized and Unrealized Gain (Loss) on Investments	.738	2.227	(4.97)	2.35	(16.73)	7.795

Total from Investment Operations	.789	2.266	(4.92)	2.36	(16.69)	7.875

Distributions
Dividends from Net Investment Income	(.049)	(.036)	(.05)	--	(.09)	(.160)
Distributions from Realized Capital Gains	--	--	(.70)	--	(6.35)	(1.535)

Total Distributions	(.049)	(.036)	(.75)	--	(6.44)	(1.695)

Net Asset Value, End of Period	$ 11.67	$ 10.93	$ 8.70	$ 14.37	$ 12.01	$ 35.14

Total Return	7.25%	26.13%	-35.89%	19.65%	-57.31%	28.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$ 367	$ 384	$ 314	$ 594	$ 501	$ 1,302
Ratio of Total Expenses to Average Net Assets†	0.36%	0.39%	0.41%	0.39%††	0.33%	0.31%
Ratio of Net Investment Income to Average Net Assets †	0.43%**	0.45%	0.37%	0.28%††	0.18%	0.24%
Portfolio Turnover Rate	100%	47%	49%	12%	136%	81%

* The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.

** Net investment income per share and the ratio of net investment income to average net assets include $.01 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

† Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.04%), (0.01%), 0.00%, 0.00%, and 0.00%.

†† Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that portfolio’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The portfolio uses S&P 500 Index and Nasdaq 100 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

VANGUARD VARIABLE INSURANCE FUND
GROWTH PORTFOLIO

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Alliance Capital Management L.P. and, beginning April 19, 2004, William Blair & Company L.L.C., each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Alliance Capital Management is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. In accordance with the advisory contract entered into with William Blair & Company in April 2004, the investment advisory fee will be subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index beginning April 1, 2005.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets before a decrease of $83,000 (0.02%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $48,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2004, these arrangements reduced the portfolio’s management and administrative expenses by $96,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.03% of the portfolio’s average net assets.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2004, the portfolio had $1,493,000 of ordinary income available for distribution. The portfolio had available realized losses of $463,537,000 to offset future net capital gains of $203,532,000 through December 31, 2009, $175,409,000 through December 31, 2010, $55,599,000 through December 31, 2011, $27,668,000 through December 31, 2012, and $1,329,000 through December 31, 2013.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $42,210,000, consisting of unrealized gains of $58,302,000 on securities that had risen in value since their purchase and $16,092,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2004, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
Nasdaq 100 Index	40	$6,514	$(17)
S&P 500 Index	4	1,214	12
E-mini Nasdaq 100 Index	30	977	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F.     During the year ended December 31, 2004, the portfolio purchased $357,288,000 of investment securities and sold $406,426,000 of investment securities other than temporary cash investments.

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GROWTH PORTFOLIO

11

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2005

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GROWTH PORTFOLIO

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VANGUARD® CAPITAL GROWTH PORTFOLIO

During a year when growth stocks as a group badly lagged their value counterparts, the Capital Growth Portfolio managed to post a return of 17.6%—a result that bested not just the average return of mutual fund peers by a substantial margin but also the return of the Standard & Poor’s 500 Index, a benchmark that includes value stocks as well as growth.

The table below shows the returns of your portfolio and its comparative standards over the past year and since the portfolio’s inception in December 2002. Please note that the returns for the portfolios in Vanguard® Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Total Returns		December 3, 2002* Through December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment
Capital Growth Portfolio	17.6%	22.2%	$15,158
S&P 500 Index	10.9	16.2	13,657
Average Multi-Cap Growth Fund**	10.7	17.9	14,071

*Portfolio inception.

**Derived from data provided by Lipper Inc.

OUTPERFORMANCE LED BY BROAD-BASED GAINS, ESPECIALLY IN HEALTH CARE

Superior stock selection by the portfolio’s investment advisor, PRIMECAP Management Company, led to a stellar performance in 2004. The gains were broad-based, with double-digit advances in nine out of eleven industry sectors that the portfolio was invested in during the year. Health care made the most impact on the bottom line, both in absolute and relative terms. That sector accounted for one-fifth of the portfolio’s assets on average and returned about 20%, versus a 1% return for the health care stocks in the S&P 500 Index.

For more details on performance and individual securities, please see the following “Report From the Advisor.”

THE PORTFOLIO ALSO OUTPACED BENCHMARKS SINCE INCEPTION

The Capital Growth Portfolio posted an even better annualized result since its inception a little over two years ago, and it again outpaced comparative measures by fairly substantial margins. However, we caution against making too much of this record. A more accurate assessment of a fund can only be made over much longer periods that cover both bull and bear markets and a variety of investment environments. Inevitably there will be times when the portfolio lags its benchmarks, sometimes by wide gaps, given the fact that the advisor follows the beat of its own drummer, often ignoring the conventional investment wisdom of the day.

That said, over the long run, we believe the advisor’s approach will continue to deliver competitive performance. The advisor has posted admirable long-term records at the helm of other portfolios, including Vanguard® PRIMECAP Fund and Vanguard® Capital Opportunity Fund. As an added advantage, Vanguard’s low costs give managers a leg up on competitors. (For more information on the portfolio’s operating costs versus the peer group, please see the page entitled “About Your Portfolio’s Expenses.”)

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

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REPORT FROM THE ADVISOR

CAPITAL GROWTH PORTFOLIO

Equity markets finished the year strongly, with substantially all their gains for the year coming in the final two months. The finality of the November election certainly proved a catalyst to the rally as uncertainty about the presidency quickly disappeared. But perhaps just as important was the correction in the price of oil, which gave some investors reason to believe that the worst of the high oil prices had passed (at least in the near term.) For the full 12 months, the Capital Growth Portfolio returned 17.6%, compared with a 10.9% return for the S&P 500 Index and an average return of 10.7% for multi-cap growth mutual funds.

Investment Philosophy

The advisor believes that superior long-term investment results can be achieved by selecting stocks with prices lower than the fundamental value of the underlying companies, based on the investment advisor’s assessment of such factors as their industry positions, growth potential, and expected profitability.

THE INVESTMENT ENVIRONMENT

The crosscurrents at work in today’s market environment are challenging. The economic picture is mixed. Over the last few years, the consumer did well, camouflaging a difficult business environment, as lower interest rates, mortgage refinancings, and dramatic automobile-manufacturer rebates provided the engine for consumers to spend. We are less optimistic about the strength of consumer spending going forward. Corporate earnings have shown strong gains for more than a year, and the prospects for continued margin expansion are limited. Thus, top-line growth (driven by corporate spending) would appear to be the next leg in a continued economic recovery. While business confidence and financial health have been restored for many corporations, capacity utilization is still low, making it more difficult for companies to justify capital expenditures beyond maintenance spending.

However, companies have deferred capital investment for several years, and this investment cannot be deferred indefinitely, as it is required for businesses to maintain operations, remain competitive, and accommodate growth.

THE PORTFOLIO’S SUCCESSES

The portfolio’s three primary areas of concentration—health care (largely biotechnology) stocks, consumer discretionary companies, and technology stocks—had strong returns. Biogen Idec, a top-ten holding, surged. In late 2004, the company received approval to market a new drug therapy for multiple sclerosis. Sepracor, a biotech firm that focuses on treatments for respiratory problems and central nervous system disorders, registered a triple-digit gain. A notable success in the consumer discretionary sector was the Internet auctioneer eBay. As a group, the portfolio’s technology stocks generated a more modest return, but it was a much stronger result than that of the S&P 500‘s tech stocks, in large part because of our sizable investment in Adobe Systems, the electronic-documents software company. Adobe had strong sales and earnings growth during 2004, even as many technology companies struggled with unexpectedly low levels of corporate investment.

THE PORTFOLIO’S SHORTFALLS

Our shortfalls were more sins of omission than of commission. For example, we had a relatively light weighting in “other energy” stocks, a sector that generated a strong return for the year. Our cash holdings were also a modest drag in a generally rising market. For the most part, however, we avoided major missteps during the 12 months.

OUR OUTLOOK

A key factor in the prospective return for equities will be the movement of long-term interest rates. The Federal Reserve Board’s rate hikes during the past year merely flattened the yield curve, as long rates remained largely unchanged. The growing trade deficit, the weak U.S. dollar, and rising commodities prices are fueling concerns about inflation and its potential impact on long-term rates. In the near term, with the yield of the 10-year U.S. Treasury note remaining below 4.5%, an S&P 500 forward price/earnings multiple of 16x–17x appears reasonable. If rates rise, however, the threat of a multiple compression would loom large.

We are optimistic that the U.S. economy will continue to improve and that business spending will increase. We’ve positioned the portfolio accordingly, favoring the industrial sectors over

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

2

consumer-oriented industries. For example, technology continues to be our largest sector weighting. While the group has not done well over the last several years, we expect our stock selections to benefit from an improving economy. We’re finding companies with exciting growth prospects at reasonable valuations. We also maintain a high level of conviction in the prospects of the health care sector, though our emphasis has shifted somewhat from biotech to the large pharmaceutical companies.

Howard B. Schow, PORTFOLIO MANAGER

Theo A. Kolokotrones, PORTFOLIO MANAGER

Joel P. Fried, PORTFOLIO MANAGER

PRIMECAP MANAGEMENT COMPANY

JANUARY 14, 2005

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

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PORTFOLIO PROFILE

CAPITAL GROWTH PORTFOLIO

As of December 31, 2004

Portfolio Characteristics
		Comparative
	Portfolio	Index*

Number of Stocks	103	500
Median Market Cap	$22.6B	$53.1B
Price/Earnings Ratio	28.1x	19.6x
Price/Book Ratio	3.0x	3.0x
Yield	0.7%	1.7%
Return on Equity	14.5%	20.1%
Earnings Growth Rate	7.0%	9.5%
Foreign Holdings	8.6%	0.0%
Turnover Rate	4%	--
Expense Ratio	0.42%	--
Short-Term Reserves	8%	--

Sector Diversification (% of portfolio)
		Comparative
	Portfolio	Index*

Auto & Transportation	9%	3%
Consumer Discretionary	14	15
Consumer Staples	0	7
Financial Services	5	22
Health Care	18	12
Integrated Oils	5	5
Other Energy	3	2
Materials & Processing	8	4
Producer Durables	6	4
Technology	22	14
Utilities	1	7
Other	1	5

Short-Term Reserves	8%	--

Ten Largest Holdings (% of total net assets)
FedEx Corp.	5.2%
(transportation services)
Biogen Idec Inc.	4.5
(biotechnology)
Adobe Systems, Inc.	4.1
(software)
Guidant Corp.	3.8
(medical)
ConocoPhillips Co.	3.1
(oil)
Novartis AG	2.7
(pharmaceuticals)
Texas Instruments, Inc.	2.1
(electronics)
Microsoft Corp.	2.0
(software)
DirecTV Group, Inc.	2.0
(telecommunications services)
Potash Corp. of Saskatchewan, Inc.	1.9
(chemicals)

Top Ten	31.4%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*S&P 500 Index.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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CAPITAL GROWTH PORTFOLIO

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PERFORMANCE SUMMARY

CAPITAL GROWTH PORTFOLIO

As of December 31, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance December 3, 2002–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004
	One Year	Since Inception*	Final Value of a $10,000 Investment
Capital Growth Portfolio	17.63%	22.18%	$15,158
S&P 500 Index	10.88	16.19	13,657
Average Multi-Cap Growth Fund**	10.71	17.87	14,071

Fiscal-Year Total Returns (%) December 3, 2002–December 31, 2004

*December 3, 2002.

**Derived from data provided by Lipper Inc.

Note: See Financial Highlights table for dividend and capital gains information.

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CAPITAL GROWTH PORTFOLIO

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ABOUT YOUR PORTFOLIO’S EXPENSES

CAPITAL GROWTH PORTFOLIO

As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

Six Months Ended December 31, 2004
Capital Growth Portfolio	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*
Based on
Actual Portfolio Return	$1,000.00	$1,084.17	$2.20

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.03	$2.14

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Expense Ratios: Your portfolio compared with its peer group
	Portfolio	Average Multi-Cap Growth Fund
Capital Growth Portfolio	0.42%	1.71%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

6

FINANCIAL STATEMENTS

As of December 31, 2004

STATEMENT OF NET ASSETS

Capital Growth Portfolio	Shares	Market Value^ (000)

COMMON STOCKS (91.7%)

Auto & Transportation (9.4%)
FedEx Corp.	88,800	$8,746
Union Pacific Corp.	38,800	2,609
Southwest Airlines Co.	120,250	1,958
United Parcel Service, Inc.	7,250	620
*AMR Corp.	56,300	617
*Alaska Air Group, Inc.	15,450	517
*Delta Air Lines, Inc.	48,750	365
ArvinMeritor, Inc.	8,650	194

		15,626

Consumer Discretionary (13.8%)
*DirecTV Group, Inc.	199,261	3,336
*eBay Inc.	21,050	2,448
Costco Wholesale Corp.	44,850	2,171
TJX Cos., Inc.	71,550	1,798
Target Corp.	30,500	1,584
Robert Half International, Inc.	52,950	1,558
*The News Corp., Inc.	72,142	1,346
*Time Warner, Inc.	54,300	1,056
Lowe's Cos., Inc.	17,950	1,034
Eastman Kodak Co.	30,400	980
*Accenture Ltd.	35,250	952
The Neiman Marcus Group, Inc. Class A	11,500	823
The Walt Disney Co.	27,400	762
Carnival Corp.	13,100	755
Liberty Media Corp.	47,450	521
Best Buy Co., Inc.	8,600	511
Sabre Holdings Corp.	20,950	464
The Neiman Marcus Group, Inc. Class B	6,900	461
Mattel, Inc.	15,600	304
*IAC/InterActiveCorp	4,700	130
Tiffany & Co.	3,800	121
*Liberty Media International Inc. Class A	351	16

		23,131

Financial Services (5.4%)
JPMorgan Chase & Co.	54,848	2,140
The Chubb Corp.	23,300	1,792
The Bank of New York Co., Inc.	50,650	1,693
Marsh & McLennan Cos., Inc.	41,200	1,355
American International Group, Inc.	16,000	1,051
Transatlantic Holdings, Inc.	5,375	332
Capital One Financial Corp.	2,900	244
Freddie Mac	2,750	203
Wells Fargo & Co.	3,200	199

		9,009

Health Care (18.4%)
*Biogen Idec Inc.	111,800	7,447
Guidant Corp.	88,400	6,374
Novartis AG ADR	90,650	4,581
Pfizer Inc.	115,160	3,097
Eli Lilly & Co.	45,800	2,599
*Genzyme Corp.-General Division	33,950	1,971
Medtronic, Inc.	32,400	1,609
*Sepracor Inc.	26,450	1,570
*Millipore Corp.	17,450	869
Roche Holdings AG	4,800	553

		30,670

Integrated Oils (5.0%)
ConocoPhillips Co.	58,900	$5,114
Unocal Corp.	38,500	1,665
Amerada Hess Corp.	18,950	1,561

		8,340

Other Energy (3.2%)
Schlumberger Ltd.	23,750	1,590
Noble Energy, Inc.	20,350	1,255
Pogo Producing Co.	18,400	892
EnCana Corp.	9,600	548
*Transocean Inc.	10,200	432
GlobalSantaFe Corp.	11,700	387
EOG Resources, Inc.	2,650	189

		5,293

Materials & Processing (7.6%)
Potash Corp. of Saskatchewan, Inc.	39,000	3,239
Dow Chemical Co.	51,700	2,560
Weyerhaeuser Co.	22,550	1,516
Monsanto Co.	23,400	1,300
*Inco Ltd.	23,500	864
Temple-Inland Inc.	10,400	711
Engelhard Corp.	21,850	670
Fluor Corp.	9,200	501
Granite Construction Co.	18,200	484
Praxair, Inc.	10,600	468
MacDermid, Inc.	9,150	330

		12,643

Producer Durables (6.0%)
Caterpillar, Inc.	31,850	3,106
*Agilent Technologies, Inc.	65,650	1,582
Tektronix, Inc.	39,150	1,183
Plantronics, Inc.	26,450	1,097
*LM Ericsson Telephone Co. ADR Class B	28,400	894
Deere & Co.	10,250	763
Kennametal, Inc.	9,200	458
W.W. Grainger, Inc.	4,450	296
Pall Corp.	10,200	295
Donaldson Co., Inc.	8,000	261
*Mykrolis Corp.	9,600	136

		10,071

Technology (21.5%)
Adobe Systems, Inc.	108,500	6,807
Texas Instruments, Inc.	139,700	3,439
Microsoft Corp.	126,800	3,387
*Micron Technology, Inc.	258,500	3,192
QUALCOMM Inc.	57,100	2,421
Sony Corp. ADR	56,200	2,190
Intel Corp.	85,800	2,007
Motorola, Inc.	116,650	2,006
*Nortel Networks Corp.	440,300	1,537
Hewlett-Packard Co.	72,650	1,523
*Citrix Systems, Inc.	59,100	1,450
Applera Corp.-Applied Biosystems Group	55,700	1,165
Raytheon Co.	27,300	1,060
*Intuit, Inc.	22,600	995
*Corning, Inc.	70,850	834
Symbol Technologies, Inc.	30,150	522
*Rambus Inc.	20,000	460
*Tellabs, Inc.	45,300	389

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

7

Capital Growth Portfolio	Shares	Market Value^ (000)
* Coherent, Inc.	8,950	$272
* Freescale Semiconductor, Inc.	12,118	222

		35,878

Utilities (0.8%)
Sprint Corp.	56,450	1,403

Other (0.6%)
* Berkshire Hathaway Inc. Class B	362	1,063

TOTAL COMMON STOCKS
(Cost $123,817)		153,127

TEMPORARY CASH INVESTMENTS (8.7%)

Vanguard Market Liquidity Fund, 2.26%**	13,669,622	13,670
Vanguard Market Liquidity Fund, 2.26%**
--Note F	874,000	874
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $14,544)		14,544

TOTAL INVESTMENTS (100.4%)
(Cost $138,361)		167,671

OTHER ASSETS AND LIABILITIES (-0.4%)

Other Assets--Note C		307
Liabilities--Note F		(1,050)

	(743)

NET ASSETS (100%)

Applicable to 11,073,598 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$166,928

NET ASSET VALUE PER SHARE		$15.07

^See Note A in Notes to Financial Statements. *Non-income-producing security.

**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

ADR—American Depositary Receipt.

	Amount (000)	Per Share
AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$135,428	$12.22
Undistributed Net
Investment Income	1,014.09
Accumulated Net Realized Gains	1,176.11
Unrealized Appreciation	29,310	2.65

NET ASSETS	$166,928	$15.07

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

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STATEMENT OF OPERATIONS

Capital Growth Portfolio Year Ended December 31, 2004 (000)
INVESTMENT INCOME
Income
Dividends	$1,347
Interest	196
Security Lending	7

Total Income	1,550

Expenses
Investment Advisory Fees--Note B	189
The Vanguard Group--Note C
Management and Administrative	289
Marketing and Distribution	17
Custodian Fees	4
Auditing Fees	18
Shareholders' Reports	1

Total Expenses	518

NET INVESTMENT INCOME	1,032

REALIZED NET GAIN (LOSS)
ON INVESTMENT SECURITIES SOLD	1,187

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) OF INVESTMENT SECURITIES	18,800

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$21,019

STATEMENT OF CHANGES IN NET ASSETS

	Capital Growth Portfolio
	Year Ended December 31,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$1,032	$160
Realized Net Gain (Loss)	1,187	372
Change in Unrealized Appreciation
(Depreciation)	18,800	11,129

Net Increase (Decrease) in Net Assets
Resulting from Operations	21,019	11,661

Distributions
Net Investment Income	(176)	(5)
Realized Capital Gain*	(384)	--

Total Distributions	(560)	(5)

Capital Share Transactions1
Issued	90,921	64,883
Issued in Lieu of Cash Distributions	560	5
Redeemed	(28,481)	(2,460)

Net Increase (Decrease) from
Capital Share Transactions	63,000	62,428

Total Increase (Decrease)	83,459	74,084

Net Assets
Beginning of Period	83,469	9,385

End of Period	$166,928	$83,469

1 Shares Issued (Redeemed)
Issued	6,657	5,684
Issued in Lieu of Cash Distributions	43	1
Redeemed	(2,105)	(207)

Net Increase (Decrease) in
Shares Outstanding	4,595	5,478

*Includes fiscal 2004 short-term gain distributions of $360,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUND
CAPITAL GROWTH PORTFOLIO

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FINANCIAL HIGHLIGHTS

Capital Growth Portfolio
	Year Ended December 31,		Dec. 3* to Dec. 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002

Net Asset Value, Beginning of Period	$12.88	$9.39	$10.00

Investment Operations
Net Investment Income	.094**	.051†	.01
Net Realized and Unrealized Gain (Loss) on Investments	2.166	3.444	(.62)

Total from Investment Operations	2.260	3.495	(.61)

Distributions
Dividends from Net Investment Income	(.022)	(.005)	--
Distributions from Realized Capital Gains	(.048)	--	--

Total Distributions	(.070)	(.005)	--

Net Asset Value, End of Period	$15.07	$12.88	$9.39

Total Return	17.63%	37.24%	-6.10%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$167	$83	$9
Ratio of Total Expenses to Average Net Assets	0.42%	0.48%	0.47%††
Ratio of Net Investment Income to Average Net Assets	0.84%**	0.45%	0.86%††
Portfolio Turnover Rate	4%	7%	0%

*Inception.

**Net investment income per share and the ratio of net investment income to average net assets include $.03 and 0.28%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

†Calculated based on average shares outstanding.

††Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Capital Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

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CAPITAL GROWTH PORTFOLIO

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2004, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $21,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2004, the portfolio had $1,568,000 of ordinary income and $680,000 of long-term capital gains available for distribution.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $29,310,000, consisting of unrealized gains of $31,218,000 on securities that had risen in value since their purchase and $1,908,000 in unrealized losses on securities that had fallen in value since their purchase.

E.     During the year ended December 31, 2004, the portfolio purchased $61,348,000 of investment securities and sold $4,894,000 of investment securities, other than temporary cash investments.

F.     The market value of securities on loan to broker/dealers at December 31, 2004, was $804,000, for which the portfolio held cash collateral of $874,000.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 8, 2005

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CAPITAL GROWTH PORTFOLIO

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VANGUARD® SMALL COMPANY GROWTH PORTFOLIO

Small-capitalization stocks once again outpaced large-caps in 2004. However, growth stocks lagged value issues, even among smaller companies. With a somewhat more conservative approach than many of its peers, the Small Company Growth Portfolio returned 15.3%, a result well above the return of the average small-cap growth mutual fund. The portfolio also outpaced its benchmark index and the broad market.

The table below shows the returns of your portfolio and its comparative standards over the past year. For perspective, we also present their annualized returns since the portfolio’s June 1996 inception. Please note that the portfolio returns in Vanguard® Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Total Returns		June 3, 1996,* Through December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment

Small Company Growth Portfolio	15.3%	13.2%	$29,065
Russell 2500 Growth Index	14.6	5.6	15,964
Average Small-Cap Growth Fund**	10.7	7.0	17,925
Dow Jones Wilshire 5000 Index	12.6	8.7	20,371

*Portfolio inception.
**Derived from data provided by Lipper Inc.

ALL SECTORS BUT ONE PRODUCED SOLID GAINS

As they had in 2003, small-cap stocks continued to lead the market, but in other ways 2004 was a reverse image of the previous year. Value stocks trumped growth stocks across all market-capitalization levels, for example, and small-cap technology—the best-performing sector for the portfolio in 2003—retreated. In fact, tech was the only sector in the portfolio with a negative return (–1%). The portfolio made handsome gains in all other sectors, with returns ranging from 10% in producer durables to 50% for its few holdings in the “other” category.

The producer durables sector was the only area in which the portfolio did not outpace the Russell 2500 Growth Index. In each of the other sectors (excluding integrated oils, where the portfolio had virtually nothing invested), the stocks selected by the portfolio’s investment managers outperformed the index sectors, giving the portfolio a slight edge over the benchmark in overall performance. For details on performance and individual securities, please see the “Report From the Advisor” that follows.

CONSERVATIVE APPROACH PRODUCED
LONG-TERM BENEFITS

The Small Company Growth Portfolio has logged an impressive record since inception. A hypothetical initial investment of $10,000 would have almost tripled to $29,065 over a period of less than nine years. That’s almost double what a similar investment in the index would have produced, and it is $11,140 more than the result for the average mutual fund peer. The difference alone is more than the initial investment.

Unlike managers of many competing funds, the portfolio’s investment advisors—Granahan Investment Management and Grantham, Mayo, Van Otterloo & Co.—have generally avoided the stocks of profitless, more speculative companies. As a result, the portfolio avoided the worst of the dot-com implosion and held up better than its comparative measures throughout the 2000–2002 bear market (though its –24.0% decline in 2002 was still a very substantial hit in absolute terms). However, as in the past, you should expect periods when the portfolio’s relatively conservative stance will cause it to lag its benchmarks.

That said, we believe the advisors’ approach, combined with the portfolio’s diversification and Vanguard’s low costs, will help the portfolio to continue to post competitive returns over the long haul.

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SMALL COMPANY GROWTH PORTFOLIO

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REPORT FROM THE ADVISOR

SMALL COMPANY GROWTH PORTFOLIO

Small-capitalization growth equities turned in a solid performance in 2004, thanks in large part to strong fourth-quarter gains. After reaching lows in August, small stocks rose steadily in each of the following months as political uncertainties lessened, the rise in short-term interest rates was absorbed, and energy costs peaked out. Importantly, the case for continued earnings growth solidified.

For the year, the Small Company Growth Portfolio returned 15.3%, exceeding the 14.6% gain in the benchmark Russell 2500 Growth Index. Please note that in this letter we discuss the portion of the portfolio that is overseen by Granahan Investment Management. A second investment advisor, Grantham, Mayo, Van Otterloo & Co., manages the balance of the assets.

Investment Philosophy

The advisor believes that superior long-term investment results can be achieved by emphasizing stocks of small and emerging companies (market capitalizations of up to $2 billion) with favorable prospects for price appreciation. While most of the companies have records of growth and strong market positions, the portfolio also invests in companies that are pioneering new technologies or appear to be undervalued.

THE PORTFOLIO IN REVIEW

Our portfolio companies continued to generate solid earnings growth in 2004, with more than 75% of them reporting 12-month gains. While most of these companies’ stocks also rose during the year, the proportion was not quite as large at 61%; this probably reflects investors’ anticipation of a slowdown in earnings growth in 2005 after the significant earnings gains made by small companies in the last two years. For the latest reported quarter, our portfolio companies showed an overall earnings gain of approximately 35%, which, while strong, did represent a deceleration from earlier in 2004.

As for sector performance, in 2004 our portfolio registered better gains than the Russell 2500 Growth Index in seven of the nine major sectors, as a result of index-beating stock selection.

While technology (representing 22% of the assets managed by Granahan) was the weakest sector in general, our stock selection led to a positive absolute return in the group, as opposed to a decline for tech stocks in the benchmark. Big gains for us in FLIR Systems (imaging), Jupitermedia (online media networks), and CACI International (defense systems solutions) were especially helpful.

Our transportation holdings (5% of assets) had a return almost double the 19% gain of the benchmark sector. Notable contributors were Heartland Express (trucking), C.H. Robinson (transportation logistics), and Polaris Industries (off-road vehicles). In health care (18% of assets), we benefited from strong performances in Mentor (devices and implants), Sepracor (insomnia drug approval a plus), and Psychiatric Solutions (inpatient psychiatric rehab).

Our energy holdings (4% of assets) performed well, led by three small oil and gas operators, Denbury Resources (well developer), Unit Corp. (driller), and Cal Dive International (subsea equipment). Our materials & processing holdings (4% of assets) received good contributions from Watsco (air-conditioning distributor), Hughes Supply (construction parts distributor), and Maverick Tube (steel products for energy applications).

In the utilities group (2% of assets), the principal contribution came from Nextel Partners. Among financial stocks (7% of assets) we identified some of the better performers, notably Alliance Data Systems (retail transaction services), but we were penalized by our decision to hold a below-benchmark weighting in the sector.

On the other hand, stock selection hurt performance in our consumer discretionary group (24% of assets), as declines in Fred’s (retailer), Ask Jeeves (online resource service), and Hot Topic (teen retailer) offset good performance by Quiksilver (faster-growing teen retailer) and Corporate Executive Board (management support tools).

THE OUTLOOK

A year ago, it was clear that recent corporate earnings gains were primarily due to cost reductions, and that—as we said in our report to shareholders then—

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

2

the “question for 2004 is whether there will be more meaningful sales growth” to power future gains. In our portfolio over the past 12 months, we have seen sales gains accelerate and companies’ pricing power in the face of rising costs become critical to earnings growth. Thus, companies in energy (Denbury, Unit, and others), steel (Maverick Tube), transportation logistics (C.H. Robinson), and industrial distribution (Hughes Supply, MSC Industrial) all enjoyed large earnings increases with resulting good stock performance.

As noted above, we are still seeing good earnings growth for our companies, though at a decelerating rate of gain recently. Relative to projected earnings, stock valuations are lower than they were a year ago, though still high by historical standards, as interest rate increases have remained moderate so far. In this environment, companies that might benefit in 2005 would include U.S.-based enterprises aided both by the weak dollar and by more favorable federal tax treatment.

John J. Granahan, PORTFOLIO MANAGER
Gary C. Hatton, ASSISTANT PORTFOLIO MANAGER
Jane M. White, ASSISTANT PORTFOLIO MANAGER
Robert F. Granahan, ASSISTANT PORTFOLIO MANAGER

GRANAHAN INVESTMENT MANAGEMENT, INC.

JANUARY 10, 2005

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SMALL COMPANY GROWTH PORTFOLIO

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PORTFOLIO PROFILE

SMALL COMPANY GROWTH PORTFOLIO
As of December 31, 2004

Portfolio Characteristics
	Portfolio	Comparative Index*	Broad Index**

Number of Stocks	589	1,695	4,978
Median Market Cap	$1.4B	$1.9B	$27.3B
Price/Earnings Ratio	29.3x	29.9x	22.4x
Price/Book Ratio	3.3x	3.6x	2.9x
Yield	0.2%	0.5%	1.5%
Return on Equity	12.2%	13.7%	15.7%
Earnings Growth Rate	17.0%	16.5%	7.5%
Foreign Holdings	2.0%	0.0%	1.0%
Turnover Rate	80%	--	--
Expense Ratio	0.46%	--	--
Short-Term Reserves	3%	--	--

Volatility Measures
	Comparative Portfolio	Index*	Portfolio	Broad Index**

R-Squared	0.97	1.00	0.80	1.00
Beta	0.91	1.00	1.11	1.00

Sector Diversification (% of portfolio)
	Portfolio	Comparative Index*	Broad Index**

Auto & Transportation	4%	4%	3%
Consumer Discretionary	24	25	17
Consumer Staples	0	1	6
Financial Services	10	13	23
Health Care	19	19	12
Integrated Oils	0	0	4
Other Energy	4	4	3
Materials & Processing	5	6	4
Producer Durables	7	8	5
Technology	20	19	13
Utilities	3	1	6
Other	1	0	4

Short-Term Reserves	3%	--	--

Ten Largest Holdings (% of total net assets)

Nextel Partners, Inc.	1.5%
(telecommunications services)
Heartland Express, Inc.	1.0
(transportation)
Garmin Ltd.	1.0
(telecommunications equipment)
Alliance Data Systems Corp.	0.9
(financial services)
Foundry Networks, Inc.	0.8
(computer hardware)
SEI Investments Co.	0.8
(financial services)
Watsco, Inc.	0.8
(construction)
ValueClick, Inc.	0.8
(business services)
Bausch & Lomb, Inc.	0.8
(health care)
MPS Group, Inc.	0.8
(business services)

Top Ten	9.2%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

 *Russell 2500 Growth Index.
**Dow Jones Wilshire 5000 Index.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

4

PERFORMANCE SUMMARY

SMALL COMPANY GROWTH PORTFOLIO
As of December 31, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performan ce June 3, 1996–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004
	One Year	Five Years	Since Inception*	Final Value of a $10,000 Investment

Small Company Growth Portfolio	15.30%	8.61%	13.25%	$29,065
Dow Jones Wilshire 5000 Index	12.62	-1.42	8.65	20,371
Russell 2500 Growth Index	14.59	-2.32	5.61	15,964
Average Small-Cap Growth Fund**	10.65	-0.98	7.04	17,925

Fiscal-Year Total Returns (%) June 3, 1996–December 31, 2004

 *June 3, 1996.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

VANGUARD VARIABLE INSURANCE FUND
SMALLCOMPANY GROWTH PORTFOLIO

5

ABOUT YOUR PORTFOLIO’S EXPENSES

SMALL COMPANY GROWTH PORTFOLIO
As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

Six Months Ended December 31, 2004
Small Company Growth Portfolio	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*

Based on
Actual Portfolio Return	$1,000.00	$1,088.88	$2.26

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,022.97	$2.19

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Expense Ratios: Your portfolio compared with its peer group
	Portfolio	Average Small-Cap Growth Fund

Small Company Growth Portfolio	0.46%	1.78%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

6

FINANCIAL STATEMENTS

As of December 31, 2004

STATEMENT OF NET ASSETS

Small Company Growth Portfolio Shares		Market Value^ (000)
COMMON STOCKS (93.9%)(1)

Auto & Transportation (4.4%)
Heartland Express, Inc.	331,794	$7,455
C.H. Robinson Worldwide, Inc.	89,100	4,947
*TBC Corp.	131,900	3,667
Polaris Industries, Inc.	51,900	3,530
*Aviall Inc.	143,300	3,292
Tidewater Inc.	50,800	1,809
J.B. Hunt Transport Services, Inc.	30,800	1,381
CNF Inc.	24,400	1,222
*Landstar System, Inc.	16,200	1,193
*Yellow Roadway Corp.	16,300	908
*EGL, Inc.	24,700	738
Thor Industries, Inc.	14,500	537
Overseas Shipholding Group Inc.	8,200	453
Oshkosh Truck Corp.	6,300	431
Winnebago Industries, Inc.	9,400	367
Visteon Corp.	24,900	243
Dana Corp.	13,500	234
Superior Industries International, Inc.	7,600	221
*The Goodyear Tire & Rubber Co.	9,900	145

		32,773

Consumer Discretionary (23.6%)
Advertising Agencies (1.5%)
*ValueClick, Inc.	454,800	6,062
*Marchex, Inc.	170,000	3,570
Harte-Hanks, Inc.	34,300	891
Catalina Marketing Corp.	23,000	681
*Ventiv Health, Inc.	17,900	364
Cable Television Services (0.3%)
*Insight Communications Co., Inc.	248,000	2,299
Casinos & Gambling (0.8%)
Mandalay Resort Group	18,400	1,296
*Argosy Gaming Co.	24,800	1,158
Boyd Gaming Corp.	26,500	1,104
*Caesars Entertainment, Inc.	44,100	888
Station Casinos, Inc.	12,300	673
*Isle of Capri Casinos, Inc.	13,400	344
GTECH Holdings Corp.	10,700	278
*Multimedia Games Inc.	16,900	266
Commercial Information Services (0.3%)
*LookSmart, Ltd.	800,000	1,752
*Arbitron Inc.	10,200	400
Consumer Electronics (0.6%)
*iVillage Inc.	360,100	2,225
Harman International Industries, Inc.	7,200	914
*InfoSpace, Inc.	10,200	485
*Activision, Inc.	20,300	410
*THQ Inc.	15,300	351
*Take-Two Interactive Software, Inc.	10,000	348
Consumer Products (0.4%)
The Nautilus Group, Inc.	34,450	833
Tupperware Corp.	24,000	497
*Jarden Corp.	10,100	439
Blyth, Inc.	11,200	331
Matthews International Corp.	7,600	280
The Topps Co., Inc.	20,000	195
Oakley, Inc.	14,700	187
Cosmetics (0.6%)
*Helen of Troy Ltd.	116,400	3,912
*Revlon, Inc. Class A	200,000	460
Nu Skin Enterprises, Inc.	12,700	322
Education--Services (0.5%)
*Bright Horizons Family Solutions, Inc.	28,100	1,820
*ITT Educational Services, Inc.	16,600	789
*Education Management Corp.	16,800	555
*The Princeton Review, Inc.	81,000	498
*Laureate Education Inc.	10,200	450
Electrical--Household Appliances (0.1%)
Maytag Corp.	20,600	435
Entertainment
Movie Gallery, Inc.	11,200	214
Funeral Parlors & Cemeteries
*Service Corp. International	21,200	158
Hotel/Motel (0.3%)
Intrawest Corp.	89,000	2,046
Household Equipment & Products
The Stanley Works	7,000	343
Household Furnishings (0.1%)
American Woodmark Corp.	7,800	341
Ethan Allen Interiors, Inc.	8,400	336
Stanley Furniture Co., Inc.	3,900	175
Jewelry Watches & Gems (0.1%)
*Fossil, Inc.	37,000	949
Leisure Time (0.5%)
*West Marine, Inc.	108,000	2,673
SCP Pool Corp.	22,613	721
*Penn National Gaming, Inc.	11,900	721
Publishing--Miscellaneous
*Consolidated Graphics, Inc.	6,600	303
Radio & Television Broadcasters (0.1%)
*Radio One, Inc. Class D	38,000	613
Rent Lease Services (0.1%)
*Rent-A-Center, Inc.	20,800	551
*Wesco International, Inc.	17,900	531
Restaurants (1.2%)
*California Pizza Kitchen, Inc.	69,200	1,592
Applebee's International, Inc.	31,900	844
*CEC Entertainment Inc.	21,000	839
Outback Steakhouse	17,400	797
*Red Robin Gourmet Burgers	13,600	727
*Jack in the Box Inc.	19,600	723
CBRL Group, Inc.	17,000	711

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

7

Market Valueo Small Company Growth Portfolio Shares (000)

*Brinker International, Inc.	18,300	$642
*BJ's Restaurants Inc.	41,500	581
*Sonic Corp.	18,600	567
Ruby Tuesday, Inc.	13,400	349
*Papa John's International, Inc.	8,400	289
Darden Restaurants Inc.	8,600	239
*The Cheesecake Factory	3,650	119
*CKE Restaurants Inc.	3,700	54
Retail (7.5%)
*MarineMax, Inc.	162,000	4,821
*Hibbett Sporting Goods, Inc.	172,775	4,598
*Urban Outfitters, Inc.	94,100	4,178
MSC Industrial Direct Co., Inc. Class A	111,400	4,008
*Hot Topic, Inc.	173,400	2,981
*A.C. Moore Arts & Crafts, Inc.	98,800	2,846
Fred's, Inc.	158,300	2,754
American Eagle Outfitters, Inc.	55,500	2,614
*Pacific Sunwear of California, Inc.	114,675	2,553
*Electronics Boutique Holdings Corp.	55,700	2,392
Claire's Stores, Inc.	103,200	2,193
*O'Reilly Automotive, Inc.	41,200	1,856
Fastenal Co.	29,700	1,828
*Tuesday Morning Corp.	49,500	1,516
Abercrombie & Fitch Co.	28,000	1,315
*United Natural Foods, Inc.	31,000	964
*Chico's FAS, Inc.	20,200	920
Michaels Stores, Inc.	30,200	905
bebe stores, inc	32,625	880
*Aeropostale, Inc.	26,650	784
Big 5 Sporting Goods Corp.	26,000	758
Ross Stores, Inc.	26,000	751
The Neiman Marcus Group, Inc. Class A	9,700	694
*Priceline.com, Inc.	25,500	602
*Men's Wearhouse, Inc.	17,700	566
*Dick's Sporting Goods, Inc.	16,000	562
*AnnTaylor Stores Corp.	24,750	533
*Dollar Tree Stores, Inc.	17,000	488
Pier 1 Imports Inc.	22,300	439
*Global Imaging Systems, Inc.	10,500	415
*Jos. A. Bank Clothiers, Inc.	14,250	403
*Advance Auto Parts, Inc.	7,000	306
*Too Inc.	12,000	294
*BJ's Wholesale Club, Inc.	10,000	291
*Genesco, Inc.	9,300	290
*Williams-Sonoma, Inc.	8,200	287
*Insight Enterprises, Inc.	14,000	287
*The Children's Place Retail Stores, Inc.	7,000	259
*Charming Shoppes, Inc.	23,700	222
The Buckle, Inc.	6,900	204
*CSK Auto Corp.	10,000	167
Christopher & Banks Corp.	7,600	140
*1-800 CONTACTS, Inc.	5,600	123
Foot Locker, Inc.	3,300	89
Services--Commercial (5.6%)
*MPS Group, Inc.	474,200	5,814
The Corporate Executive Board Co.	63,100	4,224
*Coinstar, Inc.	113,500	3,045
Pre-Paid Legal Services, Inc.	80,500	3,023
*Forrester Research, Inc.	150,600	2,702
*Monro Muffler Brake, Inc.	92,850	2,349
*Wireless Facilities, Inc.	242,200	2,286
*Resources Connection, Inc.	39,200	2,129
*Korn/Ferry International	88,500	1,836
*Labor Ready, Inc.	105,600	1,787
*CoStar Group, Inc.	36,900	1,704
*Charles River Associates Inc.	30,000	1,403
*Iron Mountain, Inc.	39,200	1,195
The Brink's Co.	28,900	1,142
*Getty Images, Inc.	13,200	909
*Copart, Inc.	34,000	895
*The Advisory Board Co.	22,500	830
Regis Corp.	15,300	706
*Insurance Auto Auctions, Inc.	30,000	673
Sabre Holdings Corp.	24,200	536
Aramark Corp. Class B	19,800	525
Manpower Inc.	8,800	425
World Fuel Services Corp.	8,300	413
*Exponent, Inc.	11,000	302
*West Corp.	8,900	295
*Convergys Corp.	18,000	270
*MAXIMUS, Inc.	8,400	261
*Teletech Holdings Inc.	25,100	243
Startek, Inc.	4,600	131
Shoes (0.3%)
*Timberland Co.	8,400	526
*Deckers Outdoor Corp.	6,300	296
Finish Line, Inc.	15,400	282
Weyco Group, Inc.	6,300	279
Kenneth Cole Productions, Inc.	7,800	241
K-Swiss, Inc.	7,800	227
*Skechers U.S.A., Inc.	14,500	188
*Steven Madden, Ltd.	8,100	153
Textile--Apparel Manufacturing (1.8%)
*Quiksilver, Inc.	175,800	5,237
Phillips-Van Heusen Corp.	126,700	3,421
*Hartmarx Corp.	215,000	1,671
*The Warnaco Group, Inc.	33,000	713
*Carter's, Inc.	20,000	680
*Columbia Sportswear Co.	9,500	566
*Guess ?, Inc.	36,000	452
Oxford Industries, Inc.	10,500	434
Wholesalers & International Trade (0.5%)
*Central European Distribution Corp.	113,750	3,360
Wholesalers (0.4%)
*LKQ Corp.	80,600	1,618
*Tech Data Corp.	16,600	754
*United Stationers, Inc.	7,700	356

		178,093

Consumer Staples (0.3%)
PepsiAmericas, Inc.	39,700	843
Sanderson Farms, Inc.	13,000	563
Adolph Coors Co. Class B	7,200	545
Nature's Sunshine Inc.	10,700	218

		2,169

Financial Services (9.5%)
*Alliance Data Systems Corp.	137,600	6,533
SEI Investments Co.	147,900	6,201
*The Dun & Bradstreet Corp.	85,100	5,076
*Euronet Worldwide, Inc.	139,000	3,617
Cullen/Frost Bankers, Inc.	62,300	3,028
Jefferies Group, Inc.	73,200	2,949
Equity Inns, Inc. REIT	225,300	2,645
Cash America International Inc.	88,400	2,628
Highland Hospitality Corp. REIT	216,700	2,436

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

8

Small Company Growth Portfolio	Shares	Market Value^ (000)

Ashford Hospitality Trust REIT	200,000	$2,174
*QC Holdings Inc.	110,000	2,108
First Albany Companies Inc.	175,800	1,705
*Harris & Harris Group, Inc.	101,600	1,664
The Chicago Mercantile Exchange	6,400	1,464
People's Bank	36,629	1,424
Ryder System, Inc.	26,200	1,252
*The First Marblehead Corp.	21,600	1,215
Brown & Brown, Inc.	27,700	1,206
Avalonbay Communities, Inc. REIT	16,000	1,205
Flagstar Bancorp, Inc.	36,500	825
*United Rentals, Inc.	43,400	820
Regency Centers Corp. REIT	14,800	820
Protective Life Corp.	18,900	807
The Phoenix Cos., Inc.	63,200	790
City National Corp.	10,300	728
FactSet Research Systems Inc.	12,300	719
Federated Investors, Inc.	22,900	696
American Financial Group, Inc.	21,600	676
*CheckFree Corp.	16,700	636
Unitrin, Inc.	13,600	618
*iPayment Holdings, Inc.	11,500	569
East West Bancorp, Inc.	13,500	566
Investors Financial Services Corp.	11,300	565
*CompuCredit Corp.	20,300	555
Bank of Hawaii Corp.	10,900	553
TCF Financial Corp.	17,100	550
GATX Corp.	18,200	538
Global Payments Inc.	9,100	533
Student Loan Corp.	2,700	497
*Ohio Casualty Corp.	21,300	494
AmerUs Group Co.	10,600	480
Zenith National Insurance Corp.	9,400	469
*Providian Financial Corp.	26,800	441
Arthur J. Gallagher & Co.	13,100	426
Capital Corp. of the West	9,000	423
*Tradestation Group Inc.	54,600	383
WFS Financial, Inc.	7,300	371
New Century REIT, Inc.	5,500	351
Equifax, Inc.	12,300	346
First Industrial Realty Trust REIT	8,300	338
Greater Bay Bancorp	10,800	301
Associated Banc-Corp	8,800	292
*HealthExtras, Inc.	17,200	280
*Accredited Home Lenders Holding Co.	5,300	263
Independent Bank Corp. (MA)	7,600	256
Hudson United Bancorp	6,400	252
*World Acceptance Corp.	9,000	248
Independent Bank Corp. (MI)	7,693	229
*Triad Guaranty, Inc.	3,700	224
Erie Indemnity Co. Class A	4,200	221
Irwin Financial Corp.	7,100	202
Impac Mortgage Holdings, Inc. REIT	8,100	184
Fremont General Corp.	6,900	174
John H. Harland Co.	4,700	170
Commercial Capital Bancorp, Inc.	7,300	169
Westamerica Bancorporation	2,500	146
*CapitalSource Inc.	2,900	74
HCC Insurance Holdings, Inc.	500	17
*Conseco, Inc.	284	6

		71,821

Health Care (18.1%)
Biotech Research & Production (5.5%)
*Protein Design Labs, Inc.	164,400	3,397
*Transkaryotic Therapies, Inc.	118,300	3,004
*Caliper Life Sciences, Inc.	371,400	2,797
*Abgenix, Inc.	266,100	2,751
*Human Genome Sciences, Inc.	214,200	2,575
*Kensey Nash Corp.	67,800	2,341
*Axonyx Inc.	373,200	2,314
*Cambridge Antibody Technology Group	157,600	2,233
*Tercica, Inc.	202,900	2,031
*Nuvelo, Inc.	204,300	2,012
*XOMA Ltd.	670,300	1,736
*Charles River Laboratories, Inc.	36,300	1,670
*Cell Genesys, Inc.	194,500	1,575
*Sirna Therapeutics, Inc.	482,500	1,525
*Alnylam Pharmaceuticals Inc.	200,000	1,476
*InterMune Inc.	108,600	1,440
*Critical Therapeutics, Inc.	156,703	1,254
*Cubist Pharmaceuticals, Inc.	90,000	1,065
*Discovery Laboratories, Inc.	120,000	952
*IDEXX Laboratories Corp.	16,700	912
*VaxGen, Inc.	50,000	849
*Cephalon, Inc.	12,700	646
*Cytokinetics, Inc.	55,000	564
*Enzon Pharmaceuticals, Inc.	23,200	318
*InKine Pharmaceutical Co., Inc.	35,000	190
Drugs& Pharmaceuticals (3.6%)
*Medarex, Inc.	342,800	3,695
*Axcan Pharma Inc.	180,900	3,497
*CV Therapeutics, Inc.	137,100	3,153
*Nektar Therapeutics	139,400	2,821
*Adolor Corp.	173,000	1,716
*Sepracor Inc.	28,900	1,716
*Vertex Pharmaceuticals, Inc.	113,900	1,204
*Amylin Pharmaceuticals, Inc.	40,000	934
*BioCryst Pharmaceuticals, Inc.	160,000	925
*Novavax, Inc.	237,000	770
*American Pharmaceutical Partners, Inc.	20,000	748
*Eon Labs, Inc.	25,600	691
*First Horizon Pharmaceutical Corp.	27,600	632
Perrigo Co.	28,500	492
*Regeneron Pharmaceuticals, Inc.	52,900	487
*Chattem, Inc.	13,800	457
*Renovis, Inc.	30,000	431
*Andrx Group	18,500	404
*United Therapeutics Corp.	8,300	375
*Penwest Pharmaceuticals Co.	30,000	359
*Salix Pharmaceuticals, Ltd.	19,200	338
*Priority Healthcare Corp. Class B	14,400	313
*Pharmion Corp.	6,900	291
*SFBC International, Inc.	7,000	276
*MGI Pharma, Inc.	8,800	246
*PRAECIS Pharmaceuticals Inc.	95,000	180
*Bradley Pharmaceuticals, Inc.	9,300	180
Electronics--Medical Systems (1.4%)
*Hologic, Inc.	82,100	2,255
*Illumina, Inc.	225,000	2,133
*Affymetrix, Inc.	44,700	1,634
*Natus Medical Inc.	180,000	1,440
*Rita Medical Systems, Inc.	371,100	1,436
*Intuitive Surgical, Inc.	9,980	399
*Neurometrix Inc.	29,100	342
*Aspect Medical Systems, Inc.	12,300	301
*Possis Medical Inc.	20,854	281
*Haemonetics Corp.	500	18

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

9

Small Company Growth Portfolio	Shares	Market Value^ (000)

Health & Personal Care (0.2%)
*Lincare Holdings, Inc.	20,600	$879
*Gentiva Health Services, Inc.	23,200	388
*Amedisys Inc.	9,600	311
Health Care Facilities (1.5%)
*Psychiatric Solutions, Inc.	130,400	4,767
*Beverly Enterprises, Inc.	252,400	2,309
*Pharmaceutical Product Development, Inc.	30,700	1,268
*LifePoint Hospitals, Inc.	23,900	832
*American Healthways Inc.	21,700	717
*Renal Care Group, Inc.	19,750	711
*Kindred Healthcare, Inc.	12,800	383
*HealthSouth Corp.	48,200	308
LCA-Vision Inc.	13,050	305
*Genesis Healthcare Corp.	1,800	63
Health Care Management Services (0.5%)
*Cerner Corp.	14,900	792
*First Health Group Corp.	31,500	589
*Sierra Health Services, Inc.	9,400	518
Universal Health Services Class B	11,600	516
*AMERIGROUP Corp.	6,500	492
*MIM Corp.	60,000	381
*CorVel Corp.	5,200	139
*Centene Corp.	3,200	91
Medical & Dental Instruments & Supplies (5.1%)
Bausch & Lomb, Inc.	92,600	5,969
*Henry Schein, Inc.	51,800	3,607
*Ocular Sciences, Inc.	66,000	3,235
The Cooper Cos., Inc.	44,300	3,127
Mentor Corp.	91,800	3,097
*Orthofix International NV	68,000	2,685
*Advanced Medical Optics, Inc.	63,500	2,612
*Orthovita, Inc.	581,700	2,437
Arrow International, Inc.	60,000	1,859
*CONMED Corp.	62,000	1,762
*Dade Behring Holdings Inc.	17,300	969
*Biosite Inc.	15,700	966
*Exactech, Inc.	50,000	914
*Techne Corp.	19,100	743
*American Medical Systems Holdings, Inc.	15,400	644
*Kinetic Concepts, Inc.	8,200	626
PolyMedica Corp.	12,600	470
*ResMed Inc.	8,200	419
DENTSPLY International Inc.	7,400	416
*Patterson Cos	8,900	386
*Cutera, Inc.	30,000	374
*Respironics, Inc.	6,600	359
Invacare Corp.	7,700	356
Medical Services (0.3%)
*Covance, Inc.	24,700	957
*Coventry Health Care Inc.	12,350	656
*VCA Antech, Inc.	29,200	572
Miscellaneous
*NeighborCare Inc.	11,800	363

		136,536

Other Energy (3.4%)
*Cal Dive International, Inc.	82,500	3,362
Patterson-UTI Energy, Inc.	128,500	2,499
CARBO Ceramics Inc.	28,700	1,980
*Denbury Resources, Inc.	64,300	1,765
*National-Oilwell, Inc.	33,400	1,179
*Unit Corp.	29,500	1,127
*Key Energy Services, Inc.	86,700	1,023
*Superior Energy Services, Inc.	64,000	986
St. Mary Land & Exploration Co.	23,100	964
*FMC Technologies Inc.	27,300	879
Arch Coal, Inc.	20,300	721
Noble Energy, Inc.	11,200	691
*Cimarex Energy Co.	17,800	675
Equitable Resources, Inc.	10,800	655
Vintage Petroleum, Inc.	26,500	601
*Swift Energy Co.	19,600	567
*Hydrill Co.	12,000	546
Chesapeake Energy Corp.	33,000	544
*Oil States International, Inc.	27,400	529
CONSOL Energy, Inc.	11,500	472
Peabody Energy Corp.	5,800	469
Pioneer Natural Resources Co.	13,100	460
*Tesoro Petroleum Corp.	14,200	452
*Cooper Cameron Corp.	8,300	447
*Stone Energy Corp.	9,400	424
Pogo Producing Co.	8,300	402
Cabot Oil & Gas Corp.	7,100	314
*Plains Exploration & Production Co.	9,300	242
*Grant Prideco, Inc.	10,500	211
*Oceaneering International, Inc.	2,700	101

		25,287

Materials & Processing (4.9%)
Watsco, Inc.	172,300	6,068
Hughes Supply, Inc.	126,700	4,099
Chicago Bridge & Iron Co. NV	82,100	3,284
*Maverick Tube Corp.	103,400	3,133
*URS Corp.	51,900	1,666
The St. Joe Co.	23,900	1,534
Steel Dynamics, Inc.	32,300	1,224
Corn Products International, Inc.	18,500	991
Georgia Gulf Corp.	16,500	822
Commercial Metals Co.	15,800	799
Fluor Corp.	14,600	796
Bemis Co., Inc.	24,700	719
*Owens-Illinois, Inc.	30,300	686
Worthington Industries, Inc.	33,700	660
Temple-Inland Inc.	9,300	636
*Ceradyne, Inc.	11,050	632
*Armor Holdings, Inc.	13,400	630
Simpson Manufacturing Co.	17,700	618
Ball Corp.	13,100	576
Mueller Industries Inc.	17,200	554
*Jacobs Engineering Group Inc.	11,500	550
*Comfort Systems USA, Inc.	70,000	538
Eastman Chemical Co.	9,000	520
Texas Industries, Inc.	8,300	518
*AK Steel Corp.	34,200	495
Carpenter Technology Corp.	8,100	474
*International Steel Group, Inc.	11,500	466
*Rogers Corp.	9,600	414
Precision Castparts Corp.	4,900	322
Potlatch Corp.	5,600	283
Florida Rock Industries, Inc.	4,650	277
*FMC Corp.	5,300	256
Southern Peru Copper Corp.	5,000	236
*OM Group, Inc.	7,200	233
Cytec Industries, Inc.	4,100	211
Cabot Corp.	5,400	209
*Oregon Steel Mills, Inc.	9,900	201

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

10

Small Company Growth Portfolio	Shares	Market Value^ (000)

*Crown Holdings, Inc.	10,100	$139
Ryerson Tull, Inc.	8,700	137
*Pactiv Corp.	3,200	81
Allegheny Technologies Inc.	1,900	41
York International Corp.	1,100	38
Louisiana-Pacific Corp.	1,000	27

	36,793

Producer Durables (7.0%)
Garmin Ltd.	119,200	7,252
Donaldson Co., Inc.	144,700	4,714
Plantronics, Inc.	90,900	3,770
*EFJ, Inc.	367,700	3,548
*Mettler-Toledo International Inc.	49,400	2,535
*MKS Instruments, Inc.	127,800	2,371
Lindsay Manufacturing Co.	68,650	1,777
*NVR, Inc.	2,200	1,693
*Symmetricom Inc.	155,000	1,505
Pentair, Inc.	33,900	1,477
*Toll Brothers, Inc.	20,000	1,372
*Applied Films Corp.	63,300	1,365
*Zygo Corp.	104,500	1,232
*Viisage Technology, Inc.	135,000	1,216
*United Defense Industries Inc.	22,800	1,077
Cummins Inc.	12,400	1,039
*LAM Research Corp.	32,600	942
*Meritage Corp.	7,100	800
Lincoln Electric Holdings, Inc.	21,300	736
*Hovnanian Enterprises Inc. Class A	14,400	713
Tektronix, Inc.	23,300	704
Beazer Homes USA, Inc.	4,500	658
MDC Holdings, Inc.	7,480	647
Graco, Inc.	17,300	646
Ryland Group, Inc.	11,200	644
Joy Global Inc.	14,300	621
*Headwaters Inc.	21,500	613
Briggs & Stratton Corp.	14,100	586
KB HOME	5,600	585
*Paxar Corp.	25,800	572
Engineered Support Systems, Inc.	9,425	558
*Littelfuse, Inc.	15,400	526
Mine Safety Appliances Co.	10,300	522
*Rayovac Corp.	15,500	474
Standard Pacific Corp.	7,200	462
*Alliant Techsystems, Inc.	5,400	353
*Rudolph Technologies, Inc.	20,000	343
*Metrologic Instruments, Inc.	16,100	342
Applied Signal Technology, Inc.	6,500	229
*BE Aerospace, Inc.	15,600	182
The Manitowoc Co., Inc.	4,800	181
Helix Technology Corp.	9,200	160
The Middleby Corp.	3,100	157
*General Cable Corp.	11,300	156
*Dionex Corp.	2,200	125
*Technitrol, Inc.	6,100	111
*Brooks Automation, Inc.	4,300	74
*Axcelis Technologies, Inc.	5,700	46

	52,411

Technology (19.6%)
Communications Technology (5.4%)
*Foundry Networks, Inc.	474,700	6,247
*TIBCO Software Inc.	419,700	5,599
*Brocade Communications Systems, Inc.	617,400	4,717
*WebEx Communications, Inc.	147,200	3,500
*SeaChange International, Inc.	192,000	3,348
*CIENA Corp.	700,000	2,338
Harris Corp.	35,200	$2,175
*Ulticom, Inc.	99,400	1,593
*Comverse Technology, Inc.	56,300	1,377
*Atheros Communications	130,000	1,332
*NCR Corp.	18,200	1,260
*NICE Systems Ltd.	38,400	1,202
*Sycamore Networks, Inc.	241,400	980
*Novatel Wireless, Inc.	43,500	843
Anixter International Inc.	19,100	687
*Tellabs, Inc.	72,100	619
*Stratex Networks, Inc.	260,500	589
*Net2Phone, Inc.	171,900	584
*j2 Global Communications, Inc.	14,200	490
*McAfee Inc.	16,600	480
*InterVoice, Inc.	20,300	271
*ViaSat, Inc.	10,300	250
*Ditech Communications Corp.	13,923	208
Black Box Corp.	3,600	173
Computer Services Software & Systems (7.0%)
*CACI International, Inc.	77,500	5,280
*MapInfo Corp.	290,000	3,474
*Sapient Corp.	361,000	2,856
*Jupitermedia Corp.	112,000	2,663
*Digital River, Inc.	60,700	2,526
*Digitas Inc.	261,600	2,498
*@ Road, Inc.	335,500	2,318
*Niku Corp.	112,100	2,260
*Embarcadero Technologies, Inc.	236,100	2,222
*Ariba, Inc.	132,399	2,198
*Internet Security Systems, Inc.	89,000	2,069
*Red Hat, Inc.	152,800	2,040
*Witness Systems, Inc.	106,100	1,852
*Cadence Design Systems, Inc.	132,600	1,831
*F5 Networks, Inc.	37,000	1,803
*Cognizant Technology Solutions Corp.	38,200	1,617
SS& C Technologies, Inc.	70,900	1,464
Autodesk, Inc.	37,900	1,438
*Concur Technologies, Inc.	155,000	1,381
*Websense, Inc.	24,500	1,243
*Open Solutions Inc.	42,200	1,095
*SRA International, Inc.	11,800	758
*Anteon International Corp.	17,700	741
Acxiom Corp.	25,600	673
*Parametric Technology Corp.	100,600	593
*Wind River Systems Inc.	40,800	553
*SERENA Software, Inc.	23,200	502
*QLogic Corp.	12,900	474
*ANSYS, Inc.	13,500	433
*Dendrite International, Inc.	21,000	407
Reynolds & Reynolds Class A	13,500	358
*Macrovision Corp.	9,400	242
*ManTech International Corp.	8,800	209
Syntel, Inc.	11,900	209
*SPSS, Inc.	8,500	133
Computer Technology (2.8%)
*Hutchinson Technology, Inc.	160,000	5,531
*Western Digital Corp.	393,500	4,266
*Maxtor Corp.	651,220	3,451
*Cray Inc.	546,700	2,548
*Trident Microsystems, Inc.	143,500	2,399
*RSA Security Inc.	85,000	1,705
*PalmOne, Inc.	19,400	612
*Ingram Micro, Inc. Class A	26,000	541
*Synaptics Inc.	11,000	336

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

11

Small Company Growth Portfolio	Shares	Market Value^ (000)

Electrical & Electronics (0.3%)
*Universal Display Corp.	237,800	2,140
Electronics (1.4%)
Lowrance Electronics, Inc.	129,000	4,063
*FLIR Systems, Inc.	48,200	3,075
*Amphenol Corp.	37,600	1,381
*Avid Technology, Inc.	13,500	834
*Daktronics, Inc.	24,000	597
*Semtech Corp.	7,900	173
Electronics--Semiconductors/Components (2.0%)
*OmniVision Technologies, Inc.	216,100	3,965
*Tessera Technologies, Inc.	95,650	3,559
*FormFactor Inc.	101,600	2,757
*Cree, Inc.	36,400	1,459
*Silicon Image, Inc.	42,400	698
*Microsemi Corp.	36,800	639
*Skyworks Solutions, Inc.	53,400	504
*Avnet, Inc.	18,300	334
*Diodes Inc.	14,100	319
*Siliconix, Inc.	8,300	303
*Arrow Electronics, Inc.	10,600	258
*PMC Sierra Inc.	20,600	232
*MEMC Electronic Materials, Inc.	4,600	61
*Silicon Storage Technology, Inc.	9,700	58
Electronics--Technology (0.7%)
*Essex Corp.	120,000	2,430
*Trimble Navigation Ltd.	63,300	2,091
*ScanSource, Inc.	7,800	485
*Innovative Solutions and Support, Inc.	5,800	193
*Herley Industries Inc.	5,300	108

		147,380

Utilities (2.4%)
*Nextel Partners, Inc.	568,400	11,107
*General Communication, Inc.	366,100	4,042
Western Gas Resources, Inc.	27,500	804
*Southwestern Energy Co.	11,800	598
Energen Corp.	10,100	595
*Western Wireless Corp. Class A	15,500	454
Questar Corp.	4,200	214
DPL Inc.	4,900	123

		17,937

Other (0.7%)
Brunswick Corp.	96,700	4,787
Lancaster Colony Corp.	6,600	283

		5,070

TOTAL COMMON STOCKS
(Cost $577,794)	706,270

TEMPORARY INVESTMENTS (11.7%)(1)

Exchange-Traded Fund (0.7%)
Vanguard Index Participation Equity Receipts--
Small-Cap Growth	104,300	5,630

Money Market Fund (10.7%)
Vanguard Market Liquidity Fund, 2.26%**	41,848,933	41,849
Vanguard Market Liquidity Fund, 2.26%**
--Note F	38,272,450	38,272

		80,121

	Face	Market
	Amount	Value^
	(000)	(000)

U.S. Government Obligations (0.3%)
U.S. Treasury Bill
(2) 1.71%, 1/27/2005	$2,000	$1,998
(2) 1.88%, 3/24/2005	250	249

		2,247

TOTAL TEMPORARY INVESTMENTS
(Cost $87,639)	87,998

TOTAL INVESTMENTS (105.6%)
(Cost $665,433)	794,268

OTHER ASSETS AND LIABILITIES (-5.6%)

Other Assets--Note C	8,711
Security Lending Collateral Payable to Brokers--Note F	(38,272)
Other Liabilities	(12,235)

		(41,796)

NET ASSETS (100%)

Applicable to 38,631,317 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$752,472

NET ASSET VALUE PER SHARE	$19.48

 •See Note A in Notes to Financial Statements.
 *Non-income-producing security
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
 (1)The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.2% and 8.4%, respectively, of net assets. See Note D in Notes to Financial Statements.
 (2)Security segregated as initial margin for open futures contracts. REIT—Real Estate Investment Trust.

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:
	Amount (000)	Per Share

Paid-in Capital	$587,494	$15.22
Accumulated Net Investment Losses	(600)	(.02)
Accumulated Net Realized Gains	36,441.94
Unrealized Appreciation
Investment Securities	128,835	3.33
Futures Contracts	302.01

NET ASSETS	$752,472	$19.48

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

12

STATEMENT OF OPERATIONS

Small Company Growth Portfolio Year Ended December 31, 2004 (000)

INVESTMENT INCOME
Income
Dividends	$2,095
Interest	646
Security Lending	210

Total Income	2,951

Expenses
Investment Advisory Fees--Note B
Basic Fee	1,139
Performance Adjustment	260
The Vanguard Group--Note C
Management and Administrative	1,473
Marketing and Distribution	85
Custodian Fees	43
Auditing Fees	17
Shareholders' Reports	12
Trustees' Fees and Expenses	1

Total Expenses	3,030

NET INVESTMENT INCOME (LOSS)	(79)

REALIZED NET GAIN (LOSS)
Investment Securities Sold	73,569
Futures Contracts	2,772

REALIZED NET GAIN (LOSS)	76,341

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities	22,004
Futures Contracts	(150)

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	21,854

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$98,116

STATEMENT OF CHANGES IN NET ASSETS

	Small Company Growth Portfolio
	Year Ended December 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income (Loss)	$(79)	$417
Realized Net Gain (Loss)	76,341	(1,425)
Change in Unrealized Appreciation
(Depreciation)	21,854	166,923

Net Increase (Decrease) in Net Assets
Resulting from Operations	98,116	165,915

Distributions
Net Investment Income	(553)	(95)
Realized Capital Gain	--	--

Total Distributions	(553)	(95)

Capital Share Transactions1
Issued	136,876	149,858
Issued in Lieu of Cash Distributions	553	95
Redeemed	(103,293)	(77,524)

Net Increase (Decrease) from
Capital Share Transactions	34,136	72,429

Total Increase (Decrease)	131,699	238,249

Net Assets
Beginning of Period	620,773	382,524

End of Period	$752,472	$620,773

1Shares Issued (Redeemed)
Issued	7,878	10,397
Issued in Lieu of Cash Distributions	32	8
Redeemed	(5,991)	(5,598)

Net Increase (Decrease)
in Shares Outstanding	1,919	4,807

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

13

FINANCIAL HIGHLIGHTS

Small Company Growth Portfolio

	Year Ended December 31,				Year Ended September 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	Oct. 1 to Dec. 31, 2001*	2001	2000

Net Asset Value, Beginning of Period	$16.91	$11.99	$16.43	$22.66	$12.87

Investment Operations
Net Investment Income (Loss)	(.001)	.014	--	.01	.11	.17
Net Realized and Unrealized Gain (Loss) on Investments	2.586	4.909	(3.80)	3.16	(3.40)	9.69

Total from Investment Operations	2.585	4.923	(3.80)	3.17	(3.29)	9.86

Distributions
Dividends from Net Investment Income	(.015)	(.003)	(.12)	--	(.17)	(.07)
Distributions from Realized Capital Gains	--	--	(.52)	--	(5.94)	--

Total Distributions	(.015)	(.003)	(0.64)	--	(6.11)	(.07)

Net Asset Value, End of Period	$19.48	$16.91	$11.99	$16.43	$13.26	$22.66

Total Return	15.30%	41.07%	-24.03%	23.91%	-17.87%	76.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$752	$621	$383	$494	$390	$480
Ratio of Total Expenses to Average Net Assets**	0.46%	0.55%	0.57%	0.51%+	0.50%	0.46%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.01%)	0.09%	0.05%	0.27%+	0.71%	0.98%
Portfolio Turnover Rate	80%	64%	58%	16%	73%	125%

 *The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based advisory fee increases (decreases) of 0.04%, 0.08%, 0.07%, 0.04%, 0.05%, and 0.04%.
 † Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund Small Company Growth Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The portfolio uses Russell 2000 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses).

3. Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

14

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., and Grantham, Mayo, Van Otterloo & Co. LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Growth Index for periods prior to May 1, 2003, and their new benchmark, the Russell 2500 Growth Index, beginning May 1, 2003. The benchmark changes will be fully phased in by June 2006.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.17% of the portfolio’s average net assets before an increase of $260,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $97,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.10% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The portfolio used a capital loss carryforward of $39,406,000 to offset taxable capital gains realized during the year ended December 31, 2004, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2004, the portfolio had $5,717,000 of ordinary income and $31,105,000 of long-term capital gains available for distribution.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $128,835,000, consisting of unrealized gains of $156,844,000 on securities that had risen in value since their purchase and $28,009,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2004, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Russell 2000 Index	54	$17,657	$252
S& P MidCap 400 Index	5	1,663	47
E-mini Russell 2000 Index	4	262	3

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended December 31, 2004, the portfolio purchased $539,442,000 of investment securities and sold $490,399,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at December 31, 2004, was $35,905,000, for which the portfolio held cash collateral of $38,272,000.

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

15

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 8, 2005

VANGUARD VARIABLE INSURANCE FUND
SMALL COMPANY GROWTH PORTFOLIO

16

VANGUARD® INTERNATIONAL PORTFOLIO

A weak U.S. dollar made foreign securities especially rewarding investments for U.S.-based investors in 2004. The International Portfolio earned 19.4% in dollar terms, a strong absolute result that outpaced the return of the average international mutual fund, but trailed the return of international markets in general, as measured by the Morgan Stanley Capital International (MSCI) All Country World Index ex USA. The portfolio also slightly lagged its benchmark of developed markets, the MSCI Europe, Australasia, Far East (EAFE) Index.

The table below shows the returns of your portfolio and its comparative standards over the past year; for perspective, we also present their annualized returns since the portfolio’s over the past decade. Please note that the portfolio returns in Vanguard® Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Total Returns		Ten Years Ended December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment

International Portfolio	19.4%	7.5%	$20,696
MSCI EAFE Index	20.2	5.6	17,273
Average International Fund*	18.1	5.8	17,527
MSCI All Country World Index ex USA	21.4	6.0	17,950

*Derived from data provided by Lipper Inc.

WEAK DOLLAR BOOSTED ALREADY SOLID RETURNS

In local currencies, most overseas markets had another solid year, posting double-digit gains. But these results were further enhanced by a weak U.S. dollar, which reached multiyear lows relative to most major currencies toward year-end and its lowest level relative to the euro since that currency was introduced in 1999. In effect it added several percentage points to returns for U.S.-based investors, almost doubling them in some cases.

The portfolio’s return was almost on a par with that of the EAFE Index, and no one cause truly stood out for the small shortfall. The portfolio benefited from its exposure to emerging markets, which generally outperformed developed markets for the full year.

(The index, on the other hand, does not include emerging markets.) But this advantage was offset by the portfolio’s relatively poor performance in some developed markets.

Broken down by industry sectors, the portfolio suffered somewhat in comparison because it had a heavier weighting in information technology than the index (about 11% of assets on average, versus 7% in the index). This was the only sector for both the portfolio and the index that did not post a double-digit gain. (The portfolio’s IT stocks returned about 5%, versus 7% for those in the index.) For more details about performance and individual securities, please see the page entitled “Report From the Advisor.”

THE PORTFOLIO OUTPERFORMED ALL COMPARABLE STANDARDS OVER THE PAST DECADE

In relative terms, the International Portfolio has a more impressive record over the past ten years, generating an annualized return of 7.5%, higher than those of its comparative measures. A hypothetical $10,000 initial investment would have more than doubled, and the final sum would have been roughly $3,000 more than a similar investment in the average peer fund. Comparable margins of outperformance exist relative to the two broad international indexes, which is no mean feat given that indexes bear none of the real-world operating and transaction costs that portfolios incur, particularly those that invest in less liquid foreign markets. Vanguard makes every attempt to keep those expenses low, which gives our portfolios a leg up on competitors. (To compare the costs of your portfolio with those of the average peer fund, please see the page entitled “About Your Portfolio’s Expenses.”) Of course, low costs would mean nothing without investment managers who can take advantage of them. Much of the credit for the portfolio’s record goes to Schroder Investment Management North America, which has been the advisor since inception, and to Baillie Gifford Overseas, which was added in 2003 to manage a portion of the portfolio’s assets.

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REPORT FROM THE ADVISOR	INTERNATIONAL PORTFOLIO

The International Portfolio returned 19.4% during 2004. This was somewhat short of the 20.2% rise in the MSCI EAFE Index, but higher than the 18.1% advance of the average international fund. This letter addresses the portion of the portfolio that is managed by Schroder Investment Management North America. Baillie Gifford Overseas manages the remainder.

THE INVESTMENT ENVIRONMENT

International stock markets had another good year in 2004. Returns for U.S.-based investors were greatly enhanced by the continuing fall in the relative value of the dollar, but even without this factor, most non-U.S. markets—both developed and emerging—outpaced the U.S. market.

It may not be immediately obvious why the U.S. market underperformed in local-currency terms, because the United States and China were the two large dynamo economies that drove global economic recovery in 2004. Without these two, economic recovery in Europe and Japan would have been very lackluster. Two points stand out. First, non-U.S. companies are slower to cut costs than U.S. companies. As a result, European and Japanese companies’ profits showed benefits in 2004 that U.S. investors in U.S. companies enjoyed in 2003 (when the U.S. market outpaced non-U.S. markets in local-currency terms); moreover, this situation should continue into 2005. Second, in the new global economy, investors focus more on where profits are—or will be—made, not just on where products or services are bought.

Investment Philosophy

The advisor believes that an international stock portfolio can achieve superior long-term investment results by holding the stocks of non-U.S. companies with the potential for above-average earnings growth. Particular emphasis is placed on companies in countries with favorable business and market environments.

As implied, Japan, and to a lesser extent Europe, benefited from strong export demand originating from China and the United States. However, neither managed to move to a self-sustaining recovery based on resilient consumer demand. Consumers remained concerned about jobs, and governments had no room to expand their deficits to provide a boost. In 2005, if local currencies continue to rise versus the dollar, as they did in 2004 and 2003, growth will be further hampered. Generally, 2004 was a year when the younger and less developed economies did particularly well: Spain, Ireland, and Greece did better than Germany and Italy; and emerging countries did better than developed ones.

OUR SUCCESSES

I explained in my last report to you six months ago that the portfolio combined defensive positions in large developed countries with more risky positions in emerging markets. This paid off in the second half of the year as emerging markets performed strongly, and the portfolio’s overweight positions in the traditionally defensive consumer staples, utilities, and telecommunication services sectors all outpaced these sectors in the EAFE Index. In addition, we largely avoided pharmaceuticals, which performed poorly. These comments are also true for the portfolio’s performance in 2004 as a whole.

OUR FAILURES

I also explained six months ago that we were confident that our excellent start to the year in Japan would be maintained. This did not happen. Japan performed very poorly in the second half of the year and consequently more than gave back the lead it established in the first half. Japan shocked investors by the speed with which an initial surge in exports in the first half appeared to die out in the second half. We were neutrally weighted in the country, but this was a misjudgment and created a missed opportunity.

Second, we have a strong conviction that South Korean and Taiwanese—and, to a lesser extent, Japanese—technology companies will be long-term winners on the global stage. Our overweight position in such a poorly performing sector over the year hurt.

OUR POSITIONING

The shape of the portfolio has changed little since I last wrote. We increased the portfolio’s already large defensive positions in developed countries and

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reduced only slightly the rather more risky positions in emerging markets. This strange combination highlights the shift that we see happening in the global economy and reflects a policy that we consider to be particularly suitable for the year ahead.

Richard Foulkes, EXECUTIVE VICE PRESIDENT

SCHRODER INVESTMENT MANAGEMENT

NORTH AMERICA INC.

JANUARY 12, 2005

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PORTFOLIO PROFILE	INTERNATIONAL PORTFOLIO As of December 31, 2004

Portfolio Characteristics
	Portfolio	Comparative Index*	Broad Index**

Number of Stocks	201	1,069	1,892
Turnover Rate	36%	—	—
Expense Ratio	0.41%	—	—
Short-Term Reserves	3%	—	—

Volatility Measures
	Portfolio	Comparative Index*	Portfolio	Broad Index**

R-Squared	0.97	1.00	0.95	1.00
Beta	1.01	1.00	1.01	1.00

Ten Largest Holdings (% of total net assets)
Tesco PLC	2.7%
(retail)
Vodafone Group PLC	2.2
(cellular telecommunications)
Allied Irish Banks PLC	2.0
(banking)
Royal Bank of Scotland Group PLC	1.9
(banking)
Shell Transport & Trading Co. PLC	1.7
(energy and utilities)
Telecom Italia SpA	1.6
(telecommunications services)
East Japan Railway Co.	1.6
(transportation services)
Siemens AG	1.5
(telecommunications equipment)
Toyota Motor Corp.	1.4
(automotive and transport equipment)
Kingfisher PLC	1.2
(retail)

Top Ten	17.8%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Country Diversification† (% of portfolio)
	Portfolio	Comparative Index*	Broad Index**

EUROPE
United Kingdom	25%	25%	21%
France	10	9	8
Germany	6	7	6
Switzerland	5	7	6
Italy	4	4	4
Sweden	3	3	2
Ireland	3	1	1
Netherlands	2	5	4
Spain	2	4	4
Finland	1	1	1
Denmark	1	1	1
Belgium	0	1	1
Greece	0	1	0
Norway	0	1	1
Subtotal	62%	70%	60%
PACIFIC
Japan	22%	22%	19%
Australia	3	5	4
Hong Kong	2	2	2
Singapore	0	1	1
Subtotal	27%	30%	26%
EMERGING MARKETS
South Korea	2%	—	2%
Brazil	2	—	1
India	1	—	1
Taiwan	1	—	2
Russia	1	—	0
China	1	—	0
Mexico	0	—	1
South Africa	0	—	1
Subtotal	8%	—	8%
NORTH AMERICA
Canada	0%	—	6%
Subtotal	0%	—	6%
Short-Term Reserves	3%	—	—
Total	100%	100%	100%

*MSCI EAFE Index.
**MSCI All Country World Index ex USA.
† Country percentages exclude currency contracts held by the fund.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

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Allocation by Region

Sector Diversification* (% of portfolio)
	Portfolio	Comparative Index**	Broad Index†

Consumer Discretionary	14%	12%	12%
Consumer Staples	12	8	8
Energy	7	8	9
Financials	21	28	27
Health Care	5	8	7
Industrials	14	10	9
Information Technology	8	6	7
Materials	5	7	8
Telecommunication Services	7	8	8
Utilities	4	5	5

Short-Term Reserves	3%	—	—

*Sector percentages exclude currency contracts and futures held by the fund.
**MSCI EAFE Index.
†MSCI All Country World Index ex USA.

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PERFORMANCE SUMMARY	INTERNATIONAL PORTFOLIO As of December 31, 2004

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance December 31, 1994–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004				Final Value of a $10,000
	One Year	Five Years		Ten Years	Investment

International Portfolio	19.42%	0.24%		7.54%	$20,696
MSCI All Country World Index ex USA	21.36	0.02		6.02	17,950
MSCI EAFE Index	20.25	-1.1	3	5.62	17,273
Average International Fund*	18.05	-2.6	2	5.77	17,527

Fiscal-Year Total Returns (%) December 31, 1994–December 31, 2004

*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

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ABOUT YOUR PORTFOLIO’S EXPENSES	INTERNATIONAL PORTFOLIO As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

Six Months Ended December 31, 2004
International Portfolio	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*

Based on
Actual Portfolio Return	$1,000.00	$1,148.60	$2.21

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.08	$2.08

*These calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio's costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case--because the return used is not the portfolio's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio's expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio's expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Expense Ratios: Your portfolio compared with its peer group
	Portfolio	Average International Fund

International Portfolio	0.41%	1.76%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

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FINANCIAL STATEMENTS STATEMENT OF NET ASSETS	As of December 31, 2004

International Portfolio	Shares	Market Value^ (000)

COMMON STOCKS (92.8%)(1)

Australia (3.3%)
BHP Billiton Ltd.	326,000	$ 3,920
Woolworths Ltd.	298,100	3,508
Foster's Group Ltd.	470,000	2,133
National Australia Bank Ltd.	81,000	1,830
Westpac Banking Corp., Ltd.	111,000	1,696
Telstra Corp. Ltd.	415,000	1,597
Macquarie Infrastucture Group	521,000	1,389
Lend Lease Corp.	84,823	881
* News Corporation Inc.	43,000	802
Leighton Holdings Ltd.	62,000	599

		18,355

Austria (0.2%)
Telekom Austria AG	47,000	891

Belgium (0.3%)
KBC Bankverzekeringsholding	25,000	1,920

Brazil (1.5%)
Petrol Brasil Series A ADR	121,500	4,399
Companhia Vale do Rio Doce ADR	65,400	1,594
Tele Norte Leste Participacoes ADR	85,300	1,439
Brasil Telecom SA	152,000,000	784

		8,216

China (0.7%)
CNOOC Ltd.	3,188,500	1,713
China Petroleum & Chemical Corp.	3,230,000	1,330
China Oilfield Services Ltd.	2,686,000	821

		3,864

Denmark (0.8%)
Danske Bank A/S	140,140	4,296

Finland (0.8%)
Nokia Oyj	286,676	4,528
France (9.2%)
Suez SA	249,000	6,640
L'Oreal SA	56,500	4,289
L'Air Liquide SA (Registered)	22,000	4,067
Veolia Environnement	107,000	3,873
Groupe Danone	40,000	3,694
Essilor International SA	42,700	3,346
Societe Generale Class A	32,800	3,319
* Vivendi Universal SA	101,000	3,225
Thales SA	62,000	2,977
Total SA	13,400	2,927
Imerys SA	32,700	2,745
Sanofi-Aventis	32,370	2,587
LVMH Louis Vuitton Moet Hennessy	31,000	2,374
BNP Paribas SA	29,500	2,137
Pernod Ricard SA	12,760	1,955
Publicis Groupe SA	32,266	1,046

		51,201

Germany (5.5%)
Siemens AG	100,000	8,479
Porsche AG	6,560	4,186
SAP AG	17,990	3,213
Bayer AG	90,100	3,054
Metro AG	52,000	2,862
RWE AG	51,700	$ 2,860
Adidas-Salomon AG	17,070	2,755
Muenchener Rueckversicherungs-
Gesellschaft AG (Registered)	14,336	1,763
Bayerische Motoren Werke AG	32,320	1,458

		30,630

Greece (0.1%)
Greek Organization of Football Prognostics	23,400	648

Hong Kong (1.9%)
Swire Pacific Ltd. A Shares	295,000	2,467
Jardine Matheson Holdings Ltd.	116,400	1,851
Cheung Kong Holdings Ltd.	160,000	1,595
Li & Fung Ltd.	678,000	1,143
Hong Kong Exchanges & Clearing Ltd.	424,000	1,135
Sun Hung Kai Properties Ltd.	94,000	940
Boc Hong Kong Holdings Ltd.	467,500	893
Hang Seng Bank Ltd.	36,000	500

		10,524

India (1.2%)
(3) State Bank of India
Warrants Exp. 12/23/2005	139,000	2,107
(3) Zee Telefilm
Warrants Exp. 5/19/2006	288,707	1,148
(3) ICICI Bank Ltd. Warrants Exp. 4/13/2005	82,000	705
(3) Oriental Bank of Commerce
Warrants Exp. 8/8/2006	82,300	641
(3) Oil and Natural Gas Corp. Ltd.
Warrants Exp. 3/9/2009	30,826	587
(3) State Bank of India
Warrants Exp. 1/5/2006	35,216	532
(3) Canara Bank Ltd. Warrants Exp. 8/25/2006	107,400	530
(3) ICICI Bank Ltd. Warrants Exp. 1/27/2009	30,596	264

		6,514

Indonesia (0.4%)
PT Telekomunikasi Indonesia Tbk	1,900,000	988
PT Hanjaya Mandala Sampoerna Tbk	1,220,000	874
PT Gudang Garam Tbk	329,154	480

		2,342

Ireland (3.0%)
Allied Irish Banks PLC (UK Shares)	333,305	6,918
Allied Irish Banks PLC	196,049	4,090
Bank of Ireland	216,000	3,573
CRH PLC	78,800	2,110

		16,691

Israel (0.5%)
Teva Pharmaceutical Industries Ltd.
Sponsored ADR	85,000	2,538

Italy (3.6%)
Telecom Italia SpA	2,197,000	8,989
Riunione Adriatica di Sicurta SpA	176,200	3,985
ENI SpA	132,000	3,305
Snam Rete Gas SpA	370,000	2,152
Unicredito Italiano SpA	254,200	1,462

		19,893

Japan (20.6%)
East Japan Railway Co.	1,570	8,733
Toyota Motor Corp.	189,800	7,724
Ricoh Co.	331,000	6,386
Mitsui & Co., Ltd.	681,000	6,108

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International Portfolio	Shares	Market Value^ (000)

Canon, Inc.	97,100	$ 5,240
Mitsubishi Corp.	354,000	4,574
Japan Tobacco, Inc.	317	3,620
KDDI Corp.	665	3,582
Yamanouchi Pharmaceuticals Co., Ltd.	87,000	3,388
Asahi Glass Co., Ltd.	275,000	3,033
Takeda Chemical Industries Ltd.	59,000	2,971
* T & D Holdings, Inc.	56,000	2,678
Sumitomo Realty & Development Co.	195,000	2,542
Konica Minolta Holdings, Inc.	186,000	2,469
* UFJ Holdings Inc.	407	2,467
Nippon Telegraph and Telephone Corp.	547	2,456
Keyence Corp.	10,800	2,420
Ito-Yokado Co., Ltd.	57,000	2,392
Nomura Holdings Inc.	163,000	2,377
Nitto Denko Corp.	43,000	2,358
Denso Corp.	88,000	2,357
Mitsui Sumitomo Insurance Co.	246,000	2,137
Takashimaya Co.	222,000	2,136
* Electric Power Development Co., Ltd.	71,000	1,989
Kyocera Corp.	25,500	1,963
Daito Trust Construction Co., Ltd.	40,000	1,901
Nissan Motor Co., Ltd.	168,500	1,832
Sumitomo Electric Industries Ltd.	164,000	1,785
Sankyo Co., Ltd.	33,800	1,709
Bridgestone Corp.	72,000	1,433
Tokyu Corp.	262,000	1,416
SMC Corp.	12,300	1,408
Mitsui Osk Lines Ltd.	229,000	1,374
(3) Nippon Television Network
Warrants Exp. 1/19/2007	9,000	1,352
THK Co., Inc.	67,000	1,327
Rohm Co., Ltd.	12,200	1,262
Mitsui Chemicals, Inc.	227,000	1,236
Yamada Denki Co., Ltd.	28,000	1,200
Mitsubishi Electric Corp.	199,000	975
Mabuchi Motor Co.	13,400	966
Honda Motor Co., Ltd.	18,000	933
Omron Corp.	39,000	931
Nippon Paper Group, Inc.	180	808
Nippon Television Network Corp.	5,040	757
West Japan Railway Co.	180	727
JSR Corp.	32,000	701
Marui Co., Ltd.	41,000	549
Toho Co., Ltd.	5,600	88

		114,770

Mexico (0.4%)
America Movil SA de CV Series L ADR	29,400	1,539
Fomento Economico Mexicano, SA de CV ADR	18,000	947

		2,486

Netherlands (1.7%)
TPG NV	186,000	5,051
Unilever NV	39,000	2,615
Verenigde Nederlandse Uitgeversbedrijven NV	42,656	1,260
Oce NV	26,575	407

		9,333

Russia (0.8%)
OAO Lukoil Holding Sponsored ADR	18,500	2,266
Mobile Telesystems ADR	14,600	2,022

		4,288

Singapore (0.3%)
Noble Group Ltd.	600,000	533
DBS Group Holdings Ltd.	54,000	533
Keppel Corp., Ltd.	85,000	$ 448
Venture Corp. Ltd.	38,000	370

		1,884

South Africa (0.4%)
Sasol Ltd.	82,600	1,774
Anglo American Platinum Corp.	10,800	397

		2,171

South Korea (2.2%)
Samsung Electronics Co., Ltd.	8,800	3,830
* Shinsegae Co., Ltd.	8,000	2,199
* Shinhan Financial Group Ltd.	78,000	1,763
* Hyundai Motor Co. Ltd.	30,000	1,608
* (3)Samsung Electronics Co., Ltd. GDR	6,300	1,380
* Hana Bank	55,000	1,371

		12,151

Spain (1.3%)
Altadis SA	60,000	2,748
Banco Popular Espanol SA	34,245	2,258
Banco Santander Central Hispano SA	95,000	1,179
Industria de Diseno Textil SA	33,801	997

		7,182

Sweden (2.9%)
Skandinaviska Enskilda Banken AB A Shares	255,400	4,939
Atlas Copco AB A Shares	71,410	3,224
Sandvik AB	69,700	2,811
SKF AB B Shares	46,211	2,058
* Telefonaktiebolaget LM Ericsson AB Class B	572,800	1,827
Svenska Handelsbanken AB A Shares	58,010	1,510

		16,369

Switzerland (4.5%)
Nestle SA (Registered)	23,400	6,122
UBS AG (Registered)	72,100	6,046
Cie. Financiere Richemont AG	122,000	4,061
Novartis AG (Registered)	76,000	3,830
*ABB Ltd.	481,380	2,688
Zurich Financial Services AG	9,000	1,501
Adecco SA (Registered)	23,000	1,158

		25,406

Taiwan (0.8%)
Hon Hai Precision Industry Co., Ltd.	361,949	1,679
Fubon Financial Holding Co., Ltd. GDR	157,000	1,578
Quanta Computer Inc.	742,789	1,336

		4,593

United Kingdom (23.9%)
Tesco PLC	2,446,120	15,110
Vodafone Group PLC	4,493,600	12,186
Royal Bank of Scotland Group PLC	322,680	10,854
Shell Transport & Trading Co. PLC	1,119,000	9,539
Kingfisher PLC	1,138,798	6,772
Signet Group PLC	2,763,000	5,835
BG Group PLC	821,000	5,580
Cadbury Schweppes PLC	475,000	4,423
HBOS PLC	270,279	4,400
GlaxoSmithKline PLC	171,000	4,012
Centrica PLC	867,600	3,935
Brambles Industries PLC	694,000	3,468
Prudential PLC	367,500	3,196
AstraZeneca Group PLC	82,000	2,974
Hilton Group PLC	542,000	2,960
Kidde PLC	899,600	2,876
Carnival PLC	46,315	2,826
Imperial Tobacco Group PLC	94,000	2,575
Barclays PLC	219,300	2,467

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International Portfolio	Shares	Market Value^ (000)

Smith & Nephew PLC	226,000	$ 2,313
National Grid Transco PLC	238,000	2,266
Wolseley PLC	121,000	2,262
Reckitt Benckiser PLC	74,200	2,242
Premier Farnell PLC	555,000	1,822
Johnson Matthey PLC	93,219	1,768
Standard Chartered PLC	84,400	1,569
Man Group PLC	53,000	1,498
Next PLC	46,000	1,457
Rexam PLC	159,781	1,410
Provident Financial PLC	103,200	1,331
Bunzl PLC	143,000	1,193
IMI PLC	148,000	1,119
* Cairn Energy PLC	47,363	991
Royal & Sun Alliance Insurance Group PLC	658,000	979
Kesa Electricals PLC	179,600	974
GKN PLC	210,400	955
British Sky Broadcasting Group PLC	83,000	896

		133,033

TOTAL COMMON STOCKS
(Cost $410,507)		516,717

TEMPORARY CASH INVESTMENTS (8.9%)(1)

Money Market Fund (8.6%)
Vanguard Market Liquidity Fund, 2.26%**	36,743,536	36,744
Vanguard Market Liquidity Fund, 2.26%**
—Note G	11,485,113	11,485

		48,229

	Face
	Amount
	(000)

U.S. Government Obligation (0.3%)
U.S. Treasury Bill
(2) 1.72%, 1/27/2005	$ 1,500	1,498

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $49,727)		49,727

TOTAL INVESTMENTS (101.7%)
(Cost $460,234)		566,444

OTHER ASSETS AND LIABILITIES (-1.7%)

Other Assets—Note C		3,049
Security Lending Collateral Payable to Brokers—Note G	(11,485)
Other Liabilities		(1,082)

		(9,518)

NET ASSETS (100%)
Applicable to 36,750,131 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$ 556,926

NET ASSET VALUE PER SHARE		$ 15.15

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1) The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 96.7% and 5.0%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2) Security segregated as initial margin for open futures contracts.
(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004, the aggregate value of these securities was $9,246,000, representing 1.7% of net assets.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

	Amount (000)	Per Share

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$472,605	$12.86
Undistributed Net Investment Income	8,135.22
Accumulated Net Realized Losses	(30,714)	(.84)
Unrealized Appreciation
Investment Securities	106,210	2.89
Futures Contracts	280.01
Foreign Currencies and
Forward Currency Contracts	410.01

NET ASSETS	$556,926	$15.15

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

10

STATEMENT OF OPERATIONS

International Portfolio Year Ended December 31, 2004 (000)

INVESTMENT INCOME
Income
Dividends*	$9,372
Interest	406
Security Lending	222

Total Income	10,000

Expenses
Investment Advisory Fees—Note B
Basic Fee	512
Performance Adjustment	(26)
The Vanguard Group—Note C
Management and Administrative	941
Marketing and Distribution	32
Custodian Fees	257
Auditing Fees	22
Shareholders' Reports	10

Total Expenses	1,748
Expenses Paid Indirectly—Note D	(144)

Net Expenses	1,604

NET INVESTMENT INCOME	8,396

REALIZED NET GAIN (LOSS)
Investment Securities Sold	19,160
Futures Contracts	2,090
Foreign Currencies and Forward Currency Contracts	1,534

REALIZED NET GAIN (LOSS)	22,784
CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities	49,886
Futures Contracts	(274)
Foreign Currencies and Forward Currency Contracts	151

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	49,763

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$80,943

*Dividends are net of foreign withholding taxes of $380,000.

STATEMENT OF CHANGES IN NET ASSETS

	International Portfolio
	Year Ended December 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$8,396	$4,527
Realized Net Gain (Loss)	22,784	(21,910)
Change in Unrealized Appreciation
(Depreciation)	49,763	99,900

Net Increase (Decrease) in Net Assets
Resulting from Operations	80,943	82,517

Distributions
Net Investment Income	(4,675)	(3,206)
Realized Capital Gain	—	—

Total Distributions	(4,675)	(3,206)

Capital Share Transactions1
Issued	164,341	124,317
Issued in Lieu of Cash Distributions	4,675	3,206
Redeemed	(40,004)	(65,548)

Net Increase (Decrease) from
Capital Share Transactions	129,012	61,975

Total Increase (Decrease)	205,280	141,286

Net Assets
Beginning of Period	351,646	210,360

End of Period	$556,926	$351,646

1Shares Issued (Redeemed)
Issued	12,053	11,788
Issued in Lieu of Cash Distributions	354	349
Redeemed	(3,044)	(6,506)

Net Increase (Decrease) in
Shares Outstanding	9,363	5,631

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

11

FINANCIAL HIGHLIGHTS

International Portfolio
	Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$12.84	$9.67	$12.37	$10.98	$16.96	$15.58

Investment Operations
Net Investment Income	.23	.155	.160	.01	.27	.25
Net Realized and Unrealized Gain (Loss) on Investments	2.24	3.160	(2.175)	1.38	(4.64)	1.80

Total from Investment Operations	2.47	3.315	(2.015)	1.39	(4.37)	2.05

Distributions
Dividends from Net Investment Income	(.16)	(.145)	(.280)	—	(.24)	(.21)
Distributions from Realized Capital Gains	—	—	(.405)	—	(1.37)	(.46)

Total Distributions	(.16)	(.145)	(.685)	—	(1.61)	(.67)

Net Asset Value, End of Period	$15.15	$12.84	$9.67	$12.37	$10.98	$16.96

Total Return	19.42%	34.88%	-17.25%	12.66%	-28.15%	13.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$557	$352	$210	$258	$234	$365
Ratio of Total Expenses to Average Net Assets**	0.41%	0.47%	0.53%	0.43%†	0.43%	0.38%
Ratio of Net Investment Income to Average Net Assets	1.99%	1.79%	1.45%	0.12%†	1.42%	1.48%
Portfolio Turnover Rate	36%	62%	37%	11%	50%	41%

*The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Includes performance-based investment advisory fee increases (decreases) of (0.01)%, 0.00%, 0.05%, 0.03%, 0.02%, and 0.00%.
† Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund International Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, futures contracts or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time to determine whether a significant change in value has occurred. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the portfolio’s fair value procedures, exchange rates may be adjusted if they change significantly before the portfolio’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m. Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

12

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.     Futures and Forward Currency Contracts: The portfolio uses MSCI Pan-Euro Index and Topix Index futures contracts to a limited extent, with the objective of maintaining exposure to the European and Japanese stock markets while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

The portfolio also enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

8.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of each advisor are subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. Relative performance is measured over the preceding three years for Schroder and for the period since March 31, 2003, for Baillie Gifford.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended December 31, 2004, the aggregate investment advisory fee represented an effective annual basic rate of 0.125% of the portfolio’s average net assets, before a decrease of $26,000 (0.01%) based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $67,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.07% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

D.     The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. The portfolio’s custodian bank has also agreed to reduce its fees when the portfolio maintains cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 2004, these arrangements reduced the portfolio’s management and administrative expenses by $143,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.03% of the portfolio’s average net assets.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2004, the portfolio realized net foreign currency gains of $21,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

13

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For tax purposes, at December 31, 2004, the portfolio had $8,506,000 of ordinary income available for distribution. The portfolio had available realized losses of $30,219,000 to offset future net capital gains of $7,061,000 through December 31, 2010, and $23,158,000 through December 31, 2011.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $106,205,000, consisting of unrealized gains of $111,688,000 on securities that had risen in value since their purchase and $5,483,000 in unrealized losses on securities that had fallen in value since their purchase.

At December 31, 2004, the aggregate settlement value of open futures contracts expiring in March 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

MSCI Pan-Euro Index	708	$16,541	$17
Topix Index	48	5,374	263

At December 31, 2004, the portfolio had open forward currency contracts to receive and deliver currencies as follows:

	(000)
	Contract Amount
Contract Settlement Date	Receive	Deliver	Unrealized Appreciation (Depreciation)

3/23/2005	EUR 12,190	USD 16,583	$224
3/16/2005	JPY 523,821	USD 5,137	113

EUR—Euro.
JPY—Japanese yen.
USD—U.S. Dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The portfolio had net unrealized foreign currency gains of $73,000 resulting from the translation of other assets and liabilities at December 31, 2004.

F.     During the year ended December 31, 2004, the portfolio purchased $262,748,000 of investment securities and sold $142,322,000 of investment securities other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at December 31, 2004, was $10,933,000, for which the portfolio held cash collateral of $11,485,000.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 8, 2005

VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO

14

   VANGUARD® REIT INDEX PORTFOLIO

Real estate investments, like the broader stock market, saved the best for last, with most of the year’s gains coming in the fourth quarter. The late-year advance was stronger in real estate than in other market segments, putting the sector significantly ahead of well-known broad stock indexes for the fifth consecutive year. The Morgan Stanley REIT Index gained 31.5% for the year; by comparison, the Dow Jones Wilshire 5000 Composite Index, a measure of the broad market, gained 12.6%.

The REIT Index Portfolio slightly lagged the Morgan Stanley benchmark; however, the portfolio’s 30.5% gain was in line with that of the Target REIT Composite, which includes a 2% cash weighting to reflect the portfolio’s average cash holdings. Relative to peer funds, your portfolio fell short because of superior performance by some REITs that are not in the index. At the end of the year, the portfolio provided a yield of 4.7%. (This figure includes payments that represent a return of capital by some of the REITs in the portfolio.)

The table below shows the returns of your portfolio and its comparative measures for the past year; for perspective, we also present their annualized returns since the portfolio’s inception almost six years ago. Although your portfolio’s performance fell somewhat short of that of the average peer for the year, its annualized return since inception matches that of the average peer. Please note that the portfolio returns in Vanguard® Variable Insurance Fund are different from those in the Vanguard® Variable Annuity (and other plans that invest in the fund), which include insurance-related expenses.

Total Returns		February 9, 1999,* Through December 31, 2004
	Year Ended December 31, 2004	Average Annual Return	Final Value of a $10,000 Initial Investment

REIT Index Portfolio	30.5%	17.1%	$25,329
Morgan Stanley REIT Index	31.5	17.6	26,010
Target REIT Composite**	30.8	17.3	25,646
Average Real Estate Fund+	32.1	17.1	25,365

*Portfolio inception.
**The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
† Derived from data provided by Lipper Inc.

REITS GAINED AS OVERALL ECONOMY BRIGHTENED

The REIT Index Portfolio’s 30.5% gain turned on a fourth quarter filled with good news for real estate investors. Job growth improved as the year progressed, driving down vacancy rates among office properties. Occupied space hit its highest quarterly mark in four years as the year closed. This environment translated into a 47% gain for Vornado Realty Trust and a 41% gain for Boston Properties. These two office REITs are among the ten largest holdings in the portfolio.

Retail REITs—those operating regional malls, strip-mall centers, and outlet centers—benefited from gains in consumer spending. Shoppers saved their spree until late in the year, when growth in consumer confidence loosened budgets. The biggest shopping mall owner in the United States, Simon Property Group, was the largest contributor to the portfolio’s return, followed by Vornado and the Rouse Company. Rouse, a regional mall operator, was acquired late in the year by General Growth Properties at a premium to its market price.

Apartment REITs remained a weaker portion of the index, due to historically high vacancy rates in apartment buildings. Low mortgage rates are turning many renters into homeowners.

WHAT GOES UP CAN COME DOWN

The outperformance of REITs relative to the broader market is not a good reason to pile into such investments. Eventually these investments will lag the broader market. For investors seeking to use REITs to diversify a small portion of their portfolios, the REIT Index Portfolio can reliably track this narrow market segment at a low cost.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

1

PORTFOLIO PROFILE	REIT INDEX PORTFOLIO As of December 31, 2004

Portfolio Characteristics
	Portfolio	Target Index*	Broad Index**

Number of Stocks	121	121	4,978
Median Market Cap	$3.4B	$3.4B	$27.3B
Price/Earnings Ratio	35.7x	35.7x	22.4x
Price/Book Ratio	2.4x	2.4x	2.9x
Yield	4.7%+	4.7%	1.5%
Return on Equity	9.4%	9.4%	15.7%
Earnings Growth Rate	-2.8%	-2.8%	7.5%
Foreign Holdings	0.0%	0.0%	1.0%
Turnover Rate	24%	—	—
Expense Ratio	0.31%	—	—
Short-Term Reserves	2%	—	—

Volatility Measures
	Portfolio	Target Index*	Portfolio	Broad Index**

R-Squared	1.00	1.00	0.15	1.00
Beta	0.98	1.00	0.38	1.00

Portfolio Allocation by REIT Type

Retail	25%
Apartments	18
Office	17
Industrial	16
Diversified	12
Health Care	5
Hotels	5

Short-Term Reserves	2%

Total	100%

Ten Largest Holdings (% of total net assets)
Simon Property Group, Inc. REIT	5.5%
Equity Office Properties Trust REIT	4.5
Equity Residential REIT	3.9
Vornado Realty Trust REIT	3.7
General Growth Properties Inc. REIT	3.2
ProLogis REIT	3.0
Archstone-Smith Trust REIT	2.9
Public Storage, Inc. REIT	2.7
Boston Properties, Inc. REIT	2.7
Kimco Realty Corp. REIT	2.5

Top Ten	34.6%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

*Morgan Stanley REIT Index.
**Dow Jones Wilshire 5000 Index.
† This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of return of capital is determined by each REIT only after its fiscal year-end.

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by an index. If a fund’s total returns were precisely synchronized with the index returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Yield.     A snapshot of a fund’s income from interest, dividends, and return-of-capital distributions. The index yield is based on the current annualized rate of dividends and other

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

2

PERFORMANCE SUMMARY	REIT INDEX PORTFOLIO As of December 31, 2004
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares.

Cumulative Performance February 9, 1999–December 31, 2004

	Average Annual Total Returns Periods Ended December 31, 2004			Final Value
	One Year	Five Years	Since Inception*	of a $10,000 Investment

REIT Index Portfolio	30.51%	20.99%	17.09%	$25,329
Dow Jones Wilshire 5000 Index	12.62	-1.42	2.64	11,658
Morgan Stanley REIT Index	31.49	21.67	17.62	26,010
Target REIT Composite**	30.85	21.27	17.34	25,646
Average Real Estate Fund+	32.05	20.77	17.12	25,365

*February 9, 1999.
**The Target REIT Composite consists of the Morgan Stanley REIT Index adjusted to include a 2% cash position (Lipper Money Market Average).
† Derived from data provided by Lipper Inc.
Note: See Financial Highlights table for dividend and capital gains information.

Fiscal-Year Total Returns (%) February 9, 1999–December 31, 2004

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

3

ABOUT YOUR PORTFOLIO’S EXPENSES	REIT INDEX PORTFOLIO As of December 31, 2004

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio. A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

Six Months Ended December 31, 2004
REIT Index Portfolio	Beginning Account Value June 30, 2004	Ending Account Value Dec. 31, 2004	Expenses Paid During Period*

Based on Actual
Portfolio Return	$1,000.00	$1,243.19	$1.75

Based on Hypothetical
5% Yearly Return	$1,000.00	$1,023.58	$1.58

*	These calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.31%. The dollar amount shown as “Expenses Paid” is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the first table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. If these fees were applied to your account, your costs would be higher. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Expense Ratios: Your portfolio compared with its peer group
	Portfolio	Average Real Estate Fund

REIT Index Portfolio	0.31%	1.66%*

*Peer group ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

4

FINANCIAL STATEMENTS

As of December 31, 2004

STATEMENT OF NET ASSETS

REIT Index Portfolio	Shares	Market Value^ (000)

REAL ESTATE INVESTMENT TRUSTS (98.1%)

Simon Property Group, Inc. REIT	348,061	$22,509
Equity Office Properties Trust REIT	634,317	18,471
Equity Residential REIT	441,910	15,988
Vornado Realty Trust REIT	198,322	15,098
General Growth Properties Inc. REIT	369,249	13,352
ProLogis REIT	286,301	12,405
Archstone-Smith Trust REIT	308,121	11,801
Public Storage, Inc. REIT	202,613	11,296
Boston Properties, Inc. REIT	170,483	11,025
Kimco Realty Corp. REIT	175,081	10,153
Host Marriott Corp. REIT	546,714	9,458
Avalonbay Communities, Inc. REIT	113,324	8,533
Duke Realty Corp. REIT	223,899	7,644
Developers Diversified Realty Corp. REIT	169,662	7,528
The Macerich Co. REIT	93,129	5,849
Health Care Properties Investors REIT	209,037	5,788
Liberty Property Trust REIT	133,915	5,785
Apartment Investment & Management Co.
Class A REIT	149,111	5,747
Weingarten Realty Investors REIT	139,950	5,612
Regency Centers Corp. REIT	98,533	5,459
Mills Corp. REIT	85,500	5,452
AMB Property Corp. REIT	130,078	5,254
United Dominion Realty Trust REIT	201,123	4,988
Catellus Development Corp. REIT	162,338	4,968
Hospitality Properties Trust REIT	105,910	4,872
Trizec Properties, Inc. REIT	238,625	4,515
Mack-Cali Realty Corp. REIT	95,334	4,388
New Plan Excel Realty Trust REIT	161,133	4,364
Federal Realty Investment Trust REIT	81,592	4,214
Reckson Associates Realty Corp. REIT	125,966	4,133
Pan Pacific Retail Properties, Inc. REIT	63,759	3,998
Arden Realty Group, Inc. REIT	103,054	3,887
SL Green Realty Corp. REIT	63,040	3,817
CBL & Associates Properties, Inc. REIT	48,525	3,705
CenterPoint Properties Corp. REIT	75,898	3,635
Ventas, Inc. REIT	132,439	3,630
HRPT Properties Trust REIT	278,684	3,576
Shurgard Storage Centers, Inc. Class A REIT	73,331	3,227
Camden Property Trust REIT	62,823	3,204
BRE Properties Inc. Class A REIT	79,077	3,188
Realty Income Corp. REIT	62,311	3,152
Health Care Inc. REIT	81,315	3,102
Healthcare Realty Trust Inc. REIT	74,965	3,051
Essex Property Trust, Inc. REIT	36,113	3,026
Crescent Real Estate, Inc. REIT	156,244	2,853
CarrAmerica Realty Corp. REIT	85,513	2,822
American Financial Realty Trust REIT	173,695	2,810
First Industrial Realty Trust REIT	66,803	2,721
Prentiss Properties Trust REIT	70,515	2,694
Equity One, Inc. REIT	112,821	2,677
Nationwide Health Properties, Inc. REIT	104,757	2,488
Brandywine Realty Trust REIT	84,258	2,476
Pennsylvania REIT	56,791	2,431
Capital Automotive REIT	67,448	2,396
Heritage Property Investment Trust REIT	73,526	2,359
Cousins Properties, Inc. REIT	77,530	2,347
Highwood Properties, Inc. REIT	84,513	2,341
Alexandria Real Estate Equities, Inc. REIT	30,497	2,270
Taubman Co. REIT	75,740	$2,268
Home Properties, Inc. REIT	52,300	2,249
Washington REIT	65,690	2,225
Post Properties, Inc. REIT	62,850	2,193
Senior Housing Properties Trust REIT	107,527	2,037
Kilroy Realty Corp. REIT	44,727	1,912
Maguire Properties, Inc. REIT	67,344	1,849
Entertainment Properties Trust REIT	38,744	1,726
Lexington Corporate Properties Trust REIT	76,106	1,719
Colonial Properties Trust REIT	42,886	1,684
Commercial Net Lease Realty REIT	81,353	1,676
Corporate Office Properties Trust, Inc. REIT	57,080	1,675
Gables Residential Trust REIT	45,964	1,645
Summit Properties, Inc. REIT	49,430	1,609
Glimcher Realty Trust REIT	56,069	1,554
PS Business Parks, Inc. REIT	34,356	1,549
LaSalle Hotel Properties REIT	46,994	1,496
* FelCor Lodging Trust, Inc. REIT	93,744	1,373
Mid-America Apartment Communities, Inc. REIT	32,192	1,327
Equity Lifestyle Properties, Inc. REIT	35,922	1,284
AMLI Residential Properties Trust REIT	39,777	1,273
EastGroup Properties, Inc. REIT	33,200	1,272
Glenborough Realty Trust, Inc. REIT	56,671	1,206
Sun Communities, Inc. REIT	29,774	1,198
CRT Properties, Inc. REIT	49,369	1,178
Tanger Factory Outlet Centers, Inc. REIT	43,140	1,142
Getty Realty Holding Corp. REIT	38,776	1,114
Sovran Self Storage, Inc. REIT	24,423	1,029
Saul Centers, Inc. REIT	25,684	982
Omega Healthcare Investors, Inc. REIT	79,150	934
Equity Inns, Inc. REIT	79,337	931
Affordable Residential Communities REIT	64,500	926
Parkway Properties Inc. REIT	17,639	895
Cornerstone Realty Income Trust, Inc. REIT	88,646	885
Kramont Realty Trust REIT	37,775	884
Ramco-Gershenson Properties Trust REIT	26,401	851
Innkeepers USA Trust REIT	58,885	836
Acadia Realty Trust REIT	48,724	794
Town & Country Trust REIT	27,272	754
Bedford Property Investors, Inc. REIT	25,504	725
Highland Hospitality Corp. REIT	62,600	704
Investors Real Estate Trust REIT	66,238	695
U.S. Restaurant Properties, Inc. REIT	35,755	646
Universal Health Realty Income REIT	18,682	600
First Potomac REIT	22,100	504
Correctional Properties Trust REIT	17,215	497
Urstadt Biddle Properties Class A REIT	29,017	495
Winston Hotels, Inc. REIT	41,130	486
Ashford Hospitality Trust REIT	39,933	434
Cedar Shopping Centers, Inc. REIT	29,800	426
Hersha Hospitality Trust REIT	31,435	360
Government Properties Trust, Inc. REIT	32,707	323
Associated Estates Realty Corp. REIT	31,290	320
One Liberty Properties, Inc. REIT	14,672	304
National Health Realty Inc. REIT	14,959	299
Mission West Properties Inc. REIT	27,914	297
American Land Lease, Inc. REIT	11,542	260
Windrose Medical Properties Trust REIT	17,842	257
* Boykin Lodging Co. REIT	27,658	253
Sizeler Property Investors, Inc. REIT	20,354	240

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

5

REIT Index Portfolio	Shares	Market Value^ (000)

Monmouth Real Estate Investment Corp. REIT	26,349	$227
United Mobile Homes, Inc. REIT	13,775	217
America First Apartment Investors, Inc. REIT	10,705	128

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $304,778)		404,363

TEMPORARY CASH INVESTMENT (2.1%)
Vanguard Market Liquidity Fund, 2.26%**
(Cost $8,773)	8,773,336	8,773

TOTAL INVESTMENTS (100.2%)
(Cost $313,551)		413,136

OTHER ASSETS AND LIABILITIES (-0.2%)
Other Assets—Note B		2,393
Liabilities		(3,243)

	(850)

NET ASSETS (100%)

Applicable to 20,518,256 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$412,286

NET ASSET VALUE PER SHARE		$20.09

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.

AT DECEMBER 31, 2004, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$276,150	$13.45
Undistributed Net
Investment Income	11,201.55
Accumulated Net Realized Gains	25,350	1.24
Unrealized Appreciation	99,585	4.85

NET ASSETS	$412,286	$20.09

See Note C in Notes to Financial Statements for the tax-basis components of net assets.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

6

STATEMENT OF OPERATIONS
REIT Index Portfolio Year Ended December 31, 2004 (000)

INVESTMENT INCOME
Income
Dividends	$12,382
Interest	168
Security Lending	6

Total Income	12,556

Expenses
The Vanguard Group—Note B
Investment Advisory Services	78
Management and Administrative	822
Marketing and Distribution	50
Custodian Fees	32
Auditing Fees	18
Shareholders' Reports	6

Total Expenses	1,006

NET INVESTMENT INCOME	11,550

REALIZED NET GAIN (LOSS)
Capital Gain Distributions Received	3,642
Investment Securities Sold	21,741

REALIZED NET GAIN (LOSS)	25,383

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	51,965

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$88,898

STATEMENT OF CHANGES IN NET ASSETS
	REIT Index Portfolio Year Ended December 31,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$11,550	$8,794
Realized Net Gain (Loss)	25,383	5,957
Change in Unrealized
Appreciation (Depreciation)	51,965	54,638

Net Increase (Decrease) in Net Assets
Resulting from Operations	88,898	69,389

Distributions
Net Investment Income	(9,031)	(7,724)
Realized Capital Gain*	(5,988)	(6,000)

Total Distributions	(15,019)	(13,724)

Capital Share Transactions1
Issued	101,133	93,385
Issued in Lieu of Cash Distributions	15,019	13,724
Redeemed	(74,898)	(45,622)

Net Increase (Decrease) from
Capital Share Transactions	41,254	61,487

Total Increase (Decrease)	115,133	117,152

Net Assets
Beginning of Period	297,153	180,001

End of Period	$412,286	$297,153

1Shares Issued (Redeemed)
Issued	5,834	6,743
Issued in Lieu of Cash Distributions	889	1,119
Redeemed	(4,673)	(3,412)

Net Increase (Decrease) in
Shares Outstanding	2,050	4,450

*Includes fiscal 2004 and 2003 short-term gain distributions of $491,000 and $138,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

7

FINANCIAL HIGHLIGHTS REIT Index Portfolio
	Year Ended December 31,			Oct. 1 to Dec. 31,	Year Ended September 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$16.09	$12.84	$13.03	$12.44	$11.61	$9.85

Investment Operations
Net Investment Income	.536	.490	.38	.14	.45	.43
Net Realized and Unrealized Gain (Loss) on Investments	4.229	3.755	.10	.45	.79	1.57

Total from Investment Operations	4.765	4.245	.48	.59	1.24	2.00

Distributions
Dividends from Net Investment Income	(.460)	(.560)	(.50)	—	(.37)	(.23)
Distributions from Realized Capital Gains	(.305)	(.435)	(.17)	—	(.04)	(.01)

Total Distributions	(.765)	(.995)	(.67)	—	(.41)	(.24)

Net Asset Value, End of Period	$20.09	$16.09	$12.84	$13.03	$12.44	$11.61

Total Return	30.51%	35.48%	3.53%	4.74%	11.02%	20.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$412	$297	$180	$96	$84	$47
Ratio of Total Expenses to Average Net Assets	0.31%	0.36%	0.39%	0.39%**	0.39%	0.47%
Ratio of Net Investment Income to Average Net Assets	3.52%	3.97%	4.93%	6.27%**	5.81%	6.30%
Portfolio Turnover Rate	24%	12%	20%	3%	10%	6%

*The portfolio’s fiscal year-end changed from September 30 to December 31, effective December 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Variable Insurance Fund REIT Index Portfolio is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The portfolio consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Repurchase Agreements: The portfolio, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The portfolio may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Dividend income is recorded at management’s estimate of the income included in distributions received from the portfolio’s

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

8

REIT investments. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the portfolio under methods approved by the board of trustees. The portfolio has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2004, the portfolio had contributed capital of $52,000 to Vanguard (included in Other Assets), representing 0.01% of the portfolio’s net assets and 0.05% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and officers of Vanguard.

C.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2004, the portfolio had $13,290,000 of ordinary income and $23,919,000 of long-term capital gains available for distribution.

At December 31, 2004, net unrealized appreciation of investment securities for tax purposes was $99,585,000, consisting of unrealized gains of $101,324,000 on securities that had risen in value since their purchase and $1,739,000 in unrealized losses on securities that had fallen in value since their purchase.

D.     During the year ended December 31, 2004, the portfolio purchased $120,185,000 of investment securities and sold $77,907,000 of investment securities other than temporary cash investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Variable Insurance Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of REIT Index Portfolio (one of the portfolios constituting Vanguard Variable Insurance Fund, hereafter referred to as the “Portfolio”) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and by agreement to the underlying ownership records for the Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 8, 2005

VANGUARD VARIABLE INSURANCE FUND
REIT INDEX PORTFOLIO

9

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (132)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (132)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (132)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (132)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

André F. Perold (1952) December 2004	Trustee (132)	George Gund Professor of Finance and Banking, Harvard Business
School (since 2000); Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business School;
Director and Chairman of Unx, Inc. (equities trading firm) (since 2003);
Director of registered investment companies advised by Merrill Lynch
Investment Managers and affiliates (1985–2004), Genbel Securities
Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam Investment Management (1999–2001),
Sanlam, Ltd. (South African insurance company) (2001–2003),
Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com
(investment research) (1999–2001); and Trustee of Commonfund
(investment management) (1989–2001).

Alfred M. Rankin, Jr. (1941) January 1993	Trustee (132)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (132)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (132)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (132)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500 ®, Standard & Poor’s 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds. Russell is a registered trademark of The Frank Russell Company.

The funds or securities referred to herein that are offered by The Vanguard Group and track an MSCI index are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com®. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Annuity and
Insurance Services
1-800-522-5555

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q690 022005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2004: $255,500
Fiscal Year Ended December 31, 2003: $200,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended December 31, 2004: $1,685,500
Fiscal Year Ended December 31, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended December 31, 2004: $257,800
Fiscal Year Ended December 31, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended December 31, 2004: $76,400
Fiscal Year Ended December 31, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended December 31, 2004: $0
Fiscal Year Ended December 31, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2004: $76,400
Fiscal Year Ended December 31, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	February 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	February 16, 2005

VANGUARD VARIABLE INSURANCE FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	February 16, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.